AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 1996


                                                               FILE NO. 33-50718
                                                               FILE NO. 811-7102
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933         / /
                       POST-EFFECTIVE AMENDMENT NO. 14   /X/
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940    / /
                              AMENDMENT NO. 16          /X/


                                 THE ARBOR FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 2 OLIVER STREET
                           BOSTON, MASSACHUSETTS 02109
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 342-5734

                                  DAVID G. LEE
                               C/O SEI CORPORATION
                             680 E. SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:


                            RICHARD W. GRANT, ESQUIRE
                           Morgan, Lewis & Bockius LLP
                              2000 ONE LOGAN SQUARE
                             PHILADELPHIA, PA 19103

  It is proposed that this filing become effective (check appropriate box)
       / / immediately upon filing pursuant to paragraph (b)
       / / on [date] pursuant to paragraph (b)
       /x/ 60 days after filing pursuant to paragraph (a)
       / / 75 days after filing pursuant to paragraph (a)
       / / on [date] pursuant to paragraph (a) of Rule 485.

Registrant commenced operations on February 1, 1993. Registrant filed its 24f-2 Notice for the fiscal year ended January 31, 1996 on March 25, 1996.

                                 THE ARBOR FUND

                              CROSS REFERENCE SHEET

N-1A ITEM NO.                                       LOCATION
--------------------------------------------------------------------------------------------------

PART A    Golden Oak Diversified Growth Portfolio, Golden Oak Growth and Income Portfolio,
          Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free
          Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio

Item 1.   Cover Page                                           Cover Page
Item 2.   Synopsis                                             Summary; Annual Operating Expenses
Item 3.   Condensed Financial Information                      Financial Highlights
Item 4.   General Description of Registrant                    The Funds and the Trust; Investment
                                                               Objective and Policies; General
                                                               Information
Item 5.   Management of the Fund                               General Information; The Adviser; The
                                                               Sub-Adviser; The Administrator; The
                                                               Shareholder Servicing Agent
Item 5A.  Management's Discussion of
          Fund Performance                                     **
Item 6.   Capital Stock and Other Securities                   General Information;  Taxes
Item 7.   Purchase of Securities Being Offered                 Purchase of Shares
Item 8.   Redemption or Repurchase                             Redemption of Shares
Item 9.   Pending Legal Proceedings                            *

PART B    Golden Oak Diversified Growth Portfolio, Golden Oak Growth and Income Portfolio,
          Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free
          Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio

Item 10.  Cover Page                                           Cover Page
Item 11.  Table of Contents                                    Table of Contents
Item 12.  General Information and History                      The Funds and The Trust
Item 13.  Investment Objectives and Policies                   Investment Objective and Policies;
                                                               Investment Limitations; Non-
                                                               Fundamental Policies
Item 14.  Management of the Registrant                         The Funds and the Trust; Trustees and
                                                               Officers of the Trust; The Administrator;
                                                               The Adviser; The Sub-Adviser
Item 15.  Control Persons and Principal Holders
          of Securities                                        Trustees and Officers of the Trust; The
                                                               Administrator
Item 16.  Investment Advisory and Other Services               The Adviser; The Sub-Adviser; The
                                                               Administrator; The Distributor; Experts
Item 17.  Brokerage Allocation                                 Portfolio Transactions; Trading Practices
                                                               and Brokerage
Item 18.  Capital Stock and Other Securities                   Description of Shares


                                       i




Item 19.  Purchase, Redemption, and Pricing of
          Securities Being Offered                            Purchase and Redemption of Shares;
                                                              Determination of Net Asset Value; Letter
                                                              of Intent
Item 20.  Tax Status                                          Taxes
Item 21.  Underwriters                                        The Distributor
Item 22.  Calculation of Yield Quotations                     Computation of Yield; Calculation of
                                                              Total Return
Item 23.  Financial Statements                                Financial Information


PART A    California Tax Exempt Portfolio and Institutional Tax Free Portfolio
Item 1.   Cover Page                                          Cover Page
Item 2.   Synopsis                                            Summary; Shareholder Transaction
                                                              Expenses;
                                                              Annual Operating Expenses
Item 3.   Condensed Financial Information                     Financial Highlights
Item 4.   General Description of Registrant                   The Portfolios and the Trust; Investment
                                                              Objective; Investment Policies; General
                                                              Investment Policies and Information;
                                                              Investment Limitations
Item 5.   Management of the Fund                              General Information; The Adviser; The
                                                              Administrator; The Shareholder
                                                              Servicing Agent
Item 5A.  Management's Discussion of
          Fund Performance                                    **
Item 6.   Capital Stock and Other Securities                  General Information;  Taxes
Item 7.   Purchase of Securities Being Offered                Purchase and Redemption of Shares
Item 8.   Redemption or Repurchase                            Purchase and Redemption of Shares
Item 9.   Pending Legal Proceedings                           *

PART B    California Tax Exempt Portfolio and Institutional Tax Free Portfolio
Item 10. Cover Page                                           Cover Page
Item 11. Table of Contents                                    Table of Contents
Item 12. General Information and History                      The Trust
Item 13. Investment Objectives and Policies                   Investment Limitations; Non-
                                                              Fundamental Policies
Item 14. Management of the Registrant                         Trustees and Officers of the Trust; The
                                                              Administrator; The Adviser; The Trust
Item 15. Control Persons and Principal Holders
         of Securities                                        Trustees and Officers of the Trust; The
                                                              Administrator
Item 16. Investment Advisory and Other Services               The Adviser; The Administrator;  The
                                                              Distributor
Item 17. Brokerage Allocation                                 Portfolio Transactions; Trading Practices
                                                              and Brokerage
Item 18. Capital Stock and Other Securities                   Description of Shares
Item 19. Purchase, Redemption, and Pricing of
         Securities Being Offered                             Purchase and Redemption of Shares;
                                                              Determination of Net Asset Value


                                       ii




Item 20.  Tax Status                                          Taxes
Item 21.  Underwriters                                        The Distributor
Item 22.  Calculation of Yield Quotations                     Computation of Yield; Calculation of
                                                              Total Return
Item 23.  Financial Statements                                Financial Information


PART A    OVB Capital Appreciation Portfolio, OVB Emerging Growth Portfolio, OVB
          Government Securities Portfolio, OVB West Virginia Tax-Exempt Income Portfolio
          and OVB Prime Obligations Portfolio

Item 1.   Cover Page                                          Cover Page
Item 2.   Synopsis                                            Summary; Expense Summary
Item 3.   Condensed Financial Information                     Financial Highlights
Item 4.   General Description of Registrant                   The Funds and the Trust; Investment
                                                              Objectives; Investment Policies and
                                                              Information; General Investment Policies
                                                              and Information; Risk Factors;
                                                              Investment Limitations and Fundamental
                                                              Policies; Description of Permitted
                                                              Investments
Item 5.   Management of the Fund                              The Adviser; The Sub-Adviser; The
                                                              Administrator; Transfer Agent; General
                                                              Information
Item 5A   Management's Discussion of Fund
          Performance                                         **
Item 6.   Capital Stock and Other Securities                  General Information; Taxes
Item 7.   Purchase of Securities Being Offered                How to Purchase Shares; How to
                                                              Exchange Shares
Item 8.   Redemption or Repurchase                            How to Redeem Shares; How to
                                                              Exchange Shares
Item 9.   Pending Legal Proceedings                           *


PART B    OVB Prime Obligations Portfolio, OVB Capital Appreciation Portfolio, OVB
          Emerging Growth Portfolio, OVB Government Securities Portfolio and OVB West
          Virginia Tax-Exempt Income Portfolio
Item 10.  Cover Page                                          Cover Page
Item 11.  Table of Contents                                   Table of Contents
Item 12.  General Information and History                     The Funds and the Trust
Item 13.  Investment Objectives and Policies                  Additional Description of Permitted
                                                              Investments; Investment Limitations;
                                                              Non-Fundamental Policies
Item 14.  Management of the Fund                              The Funds and the Trust; Trustees and
                                                              Officers of the Trust; The Adviser; The
                                                              Sub-Adviser; The Administrator
Item 15.  Control Persons and Principal Holders
          of Securities                                       Trustees and Officers of the Trust; The
                                                              Administrator
Item 16.  Investment Advisory and Other Services              The Adviser; The Administrator; The
                                                              Distributor
Item 17.  Brokerage Allocation                                Fund Transactions; Trading Practices
                                                              and Brokerage


                                       iii




Item 18.  Capital Stock and Other Securities                  Description of Shares; Shareholder
                                                              Liability
Item 19.  Purchase, Redemption, and Pricing of
          Securities Being Offered                            Purchase and Redemption of Shares;
                                                              Determination of Net Asset Value
Item 20.  Tax Status                                          Taxes
Item 21.  Underwriters                                        The Distributor
Item 22.  Calculation of Yield Quotations                     Computation of Yield; Calculation of
                                                              Total Return
Item 23.  Financial Statements                                Financial Information


PART A    U.S. Government Securities Money Fund and Prime Obligations Fund
Item 1.   Cover Page                                          Cover Page
Item 2.   Synopsis                                            Expense Summary
Item 3.   Condensed Financial Information                     Financial Highlights
Item 4.   General Description of Registrant                   The Fund and the Trust; Investment
                                                              Objective and Policies; Investment
                                                              Limitations and Fundamental Policies;
                                                              Description of Permitted Investments
                                                              and Risk Factors; General Information
Item 5.   Management of the Fund                              The Adviser; The Administrator and
                                                              Distributor; The Transfer Agent and
                                                              Custodian; General Information
Item 5A.  Management's Discussion of Fund
          Performance                                         **
Item 6.   Capital Stock and Other Securities                  General Information;  Taxes
Item 7.   Purchase of Securities Being Offered                How to Purchase Shares
Item 8.   Redemption or Repurchase                            How to Redeem Shares
Item 9.   Pending Legal Proceedings                           *

PART B    U.S. Government Securities Money Fund and Prime Obligations Fund
Item 10.  Cover Page                                          Cover Page
Item 11.  Table of Contents                                   Table of Contents
Item 12.  General Information and History                     The Fund and The Trust
Item 13.  Investment Objectives and Policies                  Additional Description of Permitted
                                                              Investments; Investment Limitations;
                                                              Non-Fundamental Policies
Item 14.  Management of the Fund                              The Fund and the Trust; Trustees and
                                                              Officers of the Trust; The Adviser; The
                                                              Administrator; The Distributor
Item 15.  Control Persons and Principal Holders               Trustees and Officers of the
                  of Securities                               Trust; The Administrator
Item 16.  Investment Advisory and Other Services              The Adviser; The Administrator; The
                                                              Distributor
Item 17.  Brokerage Allocation                                Fund Transactions; Trading Practices
                                                              and Brokerage
Item 18.  Capital Stock and Other Securities                  Description of Shares; Shareholder
                                                              Liability




                                       iv



Item 19.  Purchase, Redemption, and Pricing of
          Securities Being Offered                            Purchase and Redemption of Shares;
                                                              Determination of Net Asset Value
Item 20.  Tax Status                                          Taxes
Item 21.  Underwriters                                        The Distributor
Item 22.  Calculation of Yield Quotations                     Computation of Yield
Item 23.  Financial Statements                                *


PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.


 * Not Applicable
** Information required by Item 5A is included in the 1996 Annual Report to Shareholders

GOLDEN OAK FAMILY OF FUNDS

                         Investment Adviser:

                         CITIZENS BANK


      o GOLDEN OAK DIVERSIFIED GROWTH PORTFOLIO
      o GOLDEN OAK GROWTH AND INCOME PORTFOLIO
      o GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
      o GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
      o GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO

THE GOLDEN OAK FAMILY OF FUNDS is a group of professionally managed mutual funds that offers a convenient and economical means of investing in one or more portfolios of securities. This Prospectus offers Class A and Class B shares of the Golden Oak Diversified Growth Portfolio, Golden Oak Growth and Income Portfolio, Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio (the 'Portfolios'), an assortment of equity, fixed income and money market portfolios.


Each Portfolio offers its Class A shares to institutional investors, including CITIZENS BANK, its affiliates and correspondents for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. Each Portfolio offers its Class B shares to individuals and institutional accounts, including accounts for which Citizens Bank, its affiliates and correspondents, act in an agency or custodial capacity.


AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               MUTUAL FUND SHARES
 o ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY

 o ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, INCLUDING CITIZENS BANK, ANY OF ITS AFFILIATES OR CORRESPONDENTS, OR OTHER FINANCIAL INSTITUTION


 o ARE NOT GUARANTEED OR ENDORSED BY ANY BANK, INCLUDING CITIZENS BANK, ANY OF ITS AFFILIATES OR CORRESPONDENTS, OR OTHER FINANCIAL INSTITUTION

 o INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL


This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Each Portfolio is a separate series of The Arbor Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1996 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-545-6331. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MAY 31, 1996

CIT-F-007-01

2

                                    SUMMARY

    THE GOLDEN OAK FAMILY OF FUNDS IS A GROUP OF OPEN-END MANAGEMENT INVESTMENT COMPANIES PROVIDING A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING SUMMARY PROVIDES BASIC INFORMATION ABOUT THE CLASS A AND CLASS B SHARES OF THE GOLDEN OAK DIVERSIFIED GROWTH PORTFOLIO, GOLDEN OAK GROWTH AND INCOME PORTFOLIO, GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO, GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO AND GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO (EACH, A 'PORTFOLIO'). THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.


    What are the Investment Objectives? The GOLDEN OAK DIVERSIFIED GROWTH PORTFOLIO (the 'Diversified Growth Portfolio') seeks total return. The GOLDEN OAK GROWTH AND INCOME PORTFOLIO (the 'Growth and Income Portfolio') seeks long-term growth of capital, current income and growth of income. The GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO (the 'Intermediate-Term Income Portfolio') seeks current income consistent with limited price volatility. The GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO (the 'Michigan Portfolio') seeks current income exempt from federal and Michigan income taxes consistent with preservation of capital. The GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO (the 'Prime Obligation Portfolio') seeks to preserve principal value and maintain a high degree of liquidity while providing current income. See 'Investment Objectives and Policies.'



    What are the Permitted Investments? Under normal market conditions, the DIVERSIFIED GROWTH PORTFOLIO will invest at least 75% of its assets in common stocks traded in United States markets. The GROWTH AND INCOME PORTFOLIO will invest primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks of domestic or foreign issuers. Under normal market conditions, the INTERMEDIATE-TERM INCOME PORTFOLIO will invest at least 80% of its assets in the following United States dollar denominated obligations: (i) corporate bonds and debentures; (ii) obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities; (iii) commercial paper; (iv) short-term bank obligations; and (v) repurchase agreements involving any of the above securities. The MICHIGAN PORTFOLIO will invest (i) primarily in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, 'Municipal Securities'), (ii) under normal circumstances, at least 65% of its assets are in municipal bonds and (iii) except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets will be invested in Municipal Securities, the interest of which, in the opinion of counsel for the issuer, is exempt from Michigan Income Tax ('Michigan Municipal Securities'). The PRIME OBLIGATION PORTFOLIO intends to invest exclusively in short-term, U.S. dollar denominated money market instruments that satisfy certain quality, maturity and diversification criteria, including criteria set by applicable laws and regulations. The Portfolio may invest in obligations of U.S. issuers, obligations of foreign issuers sold in the U.S. market, obligations of U.S. and London branches of foreign banks and obligations of supranational entities. See 'Investment Objectives and Policies,' 'Risk Factors' and 'Description of Permitted Investments.'


    What are the Risks? Because securities fluctuate in value, the shares of the Portfolios, like shares of any mutual fund, will fluctuate in value. The Diversified Growth and Growth and Income Portfolios may invest in equity securities that are affected by market and economic factors. The Portfolios may invest in fixed income securities that tend to vary inversely with interest rates and may be affected by other market and economic factors as well, which may cause these securities to fluctuate in value. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in securities of domestic issuers. The Michigan Portfolio is a non-diversified mutual fund that concentrates in Michigan Municipal Securities, which subjects the Portfolio to special investment risks. There is no assurance that the Portfolios will achieve their investment

3


objectives, or that the Prime Obligation Portfolio will be able to maintain a net asset value of $1.00 per share on a continuous basis. See 'Investment Objectives and Policies,' 'Risk Factors,' 'Special Factors Relating to Michigan Municipal Securities' and 'Description of Permitted Investments.'


    Who are the Adviser and Sub-Advisers? Citizens Bank serves as the investment adviser to the Portfolios. Wellington Management Company serves as the investment sub-adviser to the Prime Obligation Portfolio. Scudder, Stevens & Clark, Inc. serves as the investment sub-adviser to the Growth and Income Portfolio. Nicholas-Applegate Capital Management serves as the investment sub-adviser to the Diversified Growth Portfolio. See 'Expense Summary,' 'The Adviser' and 'The Sub-Advisers.'


    Who is the Administrator? SEI Financial Management Corporation serves as the administrator and shareholder servicing agent of the Portfolios. See 'Expense Summary' and 'The Administrator.'

    Who is the Transfer Agent? DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the Portfolios. See 'Expense Summary' and 'The Transfer Agent.'

    Who is the Distributor? SEI Financial Services Company serves as distributor of the Portfolios' shares. See 'The Distributor.'

    How do I Purchase Shares? You may purchase CLASS A SHARES of each Portfolio through the Transfer Agent on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Days'). The minimum initial investment in the Class A shares is $1,000,000. Class A shares of each Portfolio are offered at net asset value per share.

    You may purchase CLASS B SHARES of each Portfolio through the Transfer Agent on Business Days. The minimum initial investment in the Class B shares is $1,000. Class B shares of each Portfolio are offered at net asset value per share plus a maximum sales charge of 5.75% for both the Diversified Growth and Growth and Income Portfolios or a maximum sales charge of 4.50% for both the Intermediate-Term Income and Michigan Portfolios. There is no sales charge imposed on Class B shares of the Prime Obligation Portfolio. See 'How To Purchase Shares.'

    How Do I Redeem Class A and Class B Shares? You may redeem shares through the Transfer Agent on Business Days. Redemptions are made at the net asset value per share determined as of the end of the Business Day that the order is effective. See 'How To Redeem Shares.'

    How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gains) of the Intermediate-Term Income, Michigan and Prime Obligation Portfolios is distributed in the form of dividends declared daily and distributed monthly to shareholders of record. The net investment income (exclusive of capital gains) of the Diversified Growth and Growth Income Portfolios is declared monthly and distributed monthly to shareholders of record. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See 'General Information -- Dividends.'

4

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION FEES                                             CLASS A
(as a percentage of offering price)(1)

                           DIVERSIFIED GROWTH          GROWTH AND           INTERMEDIATE-TERM       MICHIGAN
                                PORTFOLIO           INCOME PORTFOLIO        INCOME PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
  Imposed on
  Purchases............              None                    None                    None                None
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                            PRIME OBLIGATION
                               PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
  Imposed on
  Purchases............             None
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------





   (1) There is a $10.00 charge if redemption proceeds are wired except that certain financial institutions may be exempt from this wire charge.



ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)



                          DIVERSIFIED GROWTH        GROWTH AND          INTERMEDIATE-TERM       MICHIGAN       PRIME OBLIGATION
                               PORTFOLIO         INCOME PORTFOLIO       INCOME PORTFOLIO        PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after
  fee waiver) (2)......              .67%                  .52%                   .31%                .23%               .10%
12b-1 Fees.............             None                  None                   None                None               None
Other Expenses(2)(3)...              .43%                  .58%                   .34%                .42%               .30%
--------------------------------------------------------------------------------------------------------------------------------
Total Operating
  Expenses (after
  fee waiver) (4)......             1.10%                 1.10%                   .65%                .65%               .40%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------



   (2)     The Adviser has agreed to waive, on a voluntary basis, a portion of its fee for an indefinite period of time in an amount that operates to limit total operating expenses (exclusive of distribution expenses) to not more than
           1.10%, 1.10%, .65%, .65% and .40% of the average daily net assets of the Class A shares of the Diversified
           Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios, respectively.
           The advisory fee shown reflects this voluntary waiver. The Administrator has agreed to waive a portion of its fee on a prorated basis with the Adviser up to a maximum waiver of .045% of the average daily net assets of the
           Class A shares of the Prime Obligation Portfolio. The Adviser and the Administrator each reserve the right to terminate its waiver at any time in its sole discretion. Absent such waivers, the advisory fees for the
           Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be .74%, .74%, .50%, .50% and .30%, respectively.
   (3)     For the Growth and Income Portfolio, Other Expenses reflects estimated amounts for the current fiscal year and assumes the minimum annual administration fee of $100,000. Administration fees as a percentage of average daily net assets will decline to .20% at net asset levels of $50 million and above for this Portfolio. See 'The
           Administrator.'
   (4)     Absent the voluntary fee waivers described above, Total Operating Expenses for the Class A shares of the
           Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be 1.17%, 1.32%, .84%, .92% and .70%, respectively.

5

EXAMPLE



-----------------------------------------------------------------------------------------------------------------------
                                                                                      1YR.        3 YRS.       5 YRS.
-----------------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming (1)
  imposition of the maximum sales load, (2) 5% annual return and (3) redemption at the end of each time period:
    Diversified Growth Portfolio.................................................   $      11    $      35    $      61
    Growth and Income Portfolio..................................................   $      11    $      35    $      61
    Intermediate-Term Income Portfolio...........................................   $       7    $      21    $      36
    Michigan Portfolio...........................................................   $       7    $      21    $      36
    Prime Obligation Portfolio...................................................   $       4    $      13    $      22
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                                                                                     10 YRS.
---------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming (1)
  imposition of the maximum sales load, (2) 5% annual return and (3) redemption at the end of each time period:
    Diversified Growth Portfolio.................................................   $     134
    Growth and Income Portfolio..................................................   $     134
    Intermediate-Term Income Portfolio...........................................   $      81
    Michigan Portfolio...........................................................   $      81
    Prime Obligation Portfolio...................................................   $      51
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in each Portfolio. A person who purchases shares through an account with a financial institution may be charged separate fees by that financial institution. Additional information may be found under 'The Adviser,' 'The Sub-Advisers' and 'The Administrator.'

6

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION FEES                                             CLASS B
(as a percentage of offering price)(1)


                          DIVERSIFIED GROWTH        GROWTH AND         INTERMEDIATE-TERM      MICHIGAN       PRIME OBLIGATION
                               PORTFOLIO         INCOME PORTFOLIO      INCOME PORTFOLIO       PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
  Imposed on
  Purchases............             5.75%                 5.75%                 4.50%              4.50%              None
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


   (1)     There is a $10.00 charge if redemption proceeds are wired except that certain financial institutions may be exempt from this wire charge.

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)



                          DIVERSIFIED GROWTH        GROWTH AND          INTERMEDIATE-TERM       MICHIGAN       PRIME OBLIGATION
                               PORTFOLIO         INCOME PORTFOLIO       INCOME PORTFOLIO        PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after
  fee waiver) (2)......              .67%                  .52%                   .31%                .23%               .10%
12b-1 Fees.............              .25%                  .25%                   .25%                .25%               .25%
Other Expenses (2)(3)..              .43%                  .58%                   .34%                .42%               .30%
--------------------------------------------------------------------------------------------------------------------------------
Total Operating
  Expenses (after
  fee waiver) (4)......             1.35%                 1.35%                   .90%                .90%               .65%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------



   (2)     The Adviser has agreed to waive, on a voluntary basis, a portion of its fee for an indefinite period of time in an amount that operates to limit total operating expenses (exclusive of distribution expenses) to not more than
           1.35%, 1.35%, .90%, .90% and .65% of the average daily net assets of the Class B shares of the Diversified
           Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios, respectively.
           The advisory fee shown reflects this voluntary waiver. The Administrator has agreed to waive a portion of its fee on a prorated basis with the Adviser up to a maximum waiver of .045% of the average daily net assets of the
           Class B shares of the Prime Obligation Portfolio. The Adviser and Administrator each reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, the advisory and administration fees for the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation
           Portfolios would be .74%, .74%, .50%, .50% and .30%, respectively.
   (3)     For the Growth and Income Portfolio, Other Expenses reflects estimated amounts for the current fiscal year and assumes the minimum annual administration fee of $100,000. Administration fees as a percentage of average daily net assets will decline to .20% at net asset levels of $50 million and above for this Portfolio. See 'The
           Administrator.'
   (4)     Absent the voluntary fee waivers described above, Total Operating Expenses for the Class B shares of the
           Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios would be 1.42%, 1.57%, 1.09%, 1.17% and .95%, respectively.

7

EXAMPLE

--------------------------------------------------------------------------------

                                                                                      1YR.        3 YRS.       5 YRS.
----------------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming (1)
  imposition of the maximum sales load, (2) 5% annual return and (3) redemption at the end of each time period:
    Diversified Growth Portfolio.................................................   $      70    $      98    $     127
    Growth and Income Portfolio..................................................   $      70    $      98    $     127
    Intermediate-Term Income Portfolio...........................................   $      54    $      72    $      93
    Michigan Portfolio...........................................................   $      54    $      72    $      93
    Prime Obligation Portfolio...................................................   $       7    $      21    $      36
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                                                                                     10 YRS.
---------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming (1)
  imposition of the maximum sales load, (2) 5% annual return and (3) redemption at the end of each time period:
    Diversified Growth Portfolio.................................................   $     211
    Growth and Income Portfolio..................................................   $     211
    Intermediate-Term Income Portfolio...........................................   $     151
    Michigan Portfolio...........................................................   $     151
    Prime Obligation Portfolio...................................................   $      81
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in each Portfolio. A person who purchases shares through an account with a financial institution may be charged separate fees by that financial institution. Additional information may be found under 'The Adviser,' 'The Sub-Advisers' and 'The Administrator.'


Long-term Class B shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice (the 'Rules') of the National Association of Securities Dealers, Inc. ('NASD').

8

FINANCIAL HIGHLIGHTS                                  GOLDEN OAK FAMILY OF FUNDS


The following information has been audited by Price Waterhouse LLP, the independent accountants for the Arbor Fund (the 'Trust'), as indicated in their report dated March 8, 1996 on the Trust's financial statements as of January 31, 1996 included in the Trust's Statement of Additional Information under 'Financial Statements.' Additional performance information is in the 1996 Annual Report to Shareholders and is available upon request without charge by calling 1-800-545-6331. This table should be read in conjunction with the Trust's financial statements and notes thereto.


For a Share Outstanding Throughout the Period

For the Periods Ended January 31,


                     NET                                           DISTRIBUTIONS            NET                      NET
                    ASSET                       REALIZED      ------------------------     ASSET                   ASSETS
                    VALUE          NET       AND UNREALIZED       NET          NET         VALUE                     END
                  BEGINNING    INVESTMENT     GAINS (LOSS)    INVESTMENT    REALIZED        END         TOTAL     OF PERIOD
                  OF PERIOD      INCOME      ON INVESTMENTS     INCOME        GAIN       OF PERIOD     RETURN       (000)
---------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------
1996...........   $    1.00          0.06              --          (0.06)          --    $    1.00         5.74%  $ 107,409
1995...........        1.00          0.04              --          (0.04)          --         1.00         4.21     109,076
1994(1)........        1.00          0.03              --          (0.03)          --         1.00         2.87     117,188
---------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Portfolio Class B+
---------------------------------------------------------------------------------------------------------------------------
1996...........   $    1.00          0.05              --          (0.05)          --    $    1.00         5.47%  $  75,292
1995...........        1.00          0.04              --          (0.04)          --         1.00         3.95      21,018
1994(2)........        1.00            --              --             --           --         1.00         2.90*        104
---------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Income Portfolio Class A
---------------------------------------------------------------------------------------------------------------------------
1996...........   $    9.52          0.56            0.63          (0.56)          --    $   10.15        12.83%  $ 104,270
1995...........       10.19          0.50           (0.67)         (0.50)          --         9.52        (1.61)     80,064
1994(1)........       10.00          0.46            0.23          (0.46)       (0.04)       10.19         6.99      64.329
---------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Income Portfolio Class B+
---------------------------------------------------------------------------------------------------------------------------
1996...........   $    9.52          0.54            0.63          (0.54)          --    $   10.15        12.54%  $     210
1995...........       10.19          0.48           (0.67)         (0.48)          --         9.52        (1.85)        314
1994(3)........       10.12          0.31            0.11          (0.31)       (0.04)       10.19         6.72*        365
----------------------------------------------------------------------------------------------------------------------------
Diversified Growth Portfolio Class A
----------------------------------------------------------------------------------------------------------------------------
1996...........   $   10.00          0.07            1.74          (0.07)       (1.48)   $   10.26        18.81%  $  24,775
1995...........       10.82          0.08           (0.64)         (0.08)       (0.18)       10.00        (5.24)     32,931
1994(1)........       10.00          0.08            0.82          (0.08)          --        10.82         9.08      24,955
----------------------------------------------------------------------------------------------------------------------------
Diversified Growth Portfolio Class B+
----------------------------------------------------------------------------------------------------------------------------
1996...........   $    9.96          0.04            1.72          (0.04)       (1.48)   $   10.20        18.43%  $     193
1995...........       10.81          0.05           (0.67)         (0.05)       (0.18)        9.96        (5.76)        125
1994(3)........        9.54          0.02            1.27          (0.02)          --        10.81        22.00*        173
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                                                                RATIO OF
                                                 RATIO OF         NET
                                                 EXPENSES      INCOME TO
                   RATIO OF       RATIO OF      TO AVERAGE     TO AVERAGE
                   EXPENSES      NET INCOME     NET ASSETS     NET ASSETS     PORTFOLIO
                  TO AVERAGE     TO AVERAGE     (EXCLUDING     (EXCLUDING     TURNOVER
                  NET ASSETS     NET ASSETS      WAIVERS)       WAIVERS)        RATIO
---------------------------------------------------------------------------------------
Prime Obligation Money Market Portfolio Class A
---------------------------------------------------------------------------------------
1996...........         0.40%          5.60%          0.70%          5.30%          N/A
1995...........         0.40           4.20           0.68           3.92           N/A
1994(1)........         0.40           2.83           0.67           2.56           N/A
---------------------------------------------------------------------------------------
Prime Obligation Money Market Portfolio Class B+
---------------------------------------------------------------------------------------
1996...........         0.65%          5.31%          0.95%          5.01%          N/A
1995...........         0.65           3.95           0.93           3.67           N/A
1994(2)........         0.65*          2.68*          0.93*          2.40*          N/A
---------------------------------------------------------------------------------------
Intermediate-Term Income Portfolio Class A
---------------------------------------------------------------------------------------
1996...........         0.65%          5.68%          0.84%          5.49%       121.47%
1995...........         0.65           5.21           0.86           5.00        141.1
1994(1)........         0.65           4.47           0.83           4.29         71.73
----------------------------------------------------------------------------------------
Intermediate-Term Income Portfolio Class B+
----------------------------------------------------------------------------------------
1996...........         0.90%          5.49%          1.09%          5.30%       121.47%
1995...........         0.90           4.96           1.11           4.75        141.51
1994(3)........         0.90*          4.27*          1.08*          4.09*        71.73
-----------------------------------------------------------------------------------------
Diversified Growth Portfolio Class A
-----------------------------------------------------------------------------------------
1996...........         1.10%          0.62%          1.17%          0.55%       189.48%
1995...........         1.10           0.74           1.24           0.60         84.00
1994(1)........         1.10           0.77           1.21           0.66         68.91
-----------------------------------------------------------------------------------------
Diversified Growth Portfolio Class B+
-----------------------------------------------------------------------------------------
1996...........         1.35%          0.30%          1.42%          0.23%       189.48%
1995...........         1.35           0.49           1.49           0.35         84.00
1994(3)........         1.35*          0.33*          1.45*          0.23*        68.91
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------




* Annualized.
+ Total return does not reflect the sales charge.
(1) Commenced operations February 1, 1993.
(2) Commenced operations January 20, 1994.
(3) Commenced operations June 18, 1993.

9

THE PORTFOLIO AND THE TRUST

The Golden Oak Family of Funds (the 'Golden Oak Family') is a group of open-end management investment companies (each a 'portfolio') that are offered together in order to provide investors with a number of investment alternatives. Each of the portfolios is a separate series of shares of The Arbor Fund (the 'Trust'), an open-end management investment company. Shareholders may purchase units of beneficial interest ('shares') in the portfolios through two separate classes, Class A and Class B, which provide for variations in distribution costs and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus offers only the Class A and Class B shares of the Golden Oak Diversified Growth Portfolio (the 'Diversified Growth Portfolio'), Golden Oak Growth and Income Portfolio (the 'Growth and Income Portfolio'), Golden Oak Intermediate-Term Income Portfolio (the 'Intermediate-Term Income Portfolio'), Golden Oak Michigan Tax Free Bond Portfolio (the 'Michigan Portfolio') and Golden Oak Prime Obligation Money Market Portfolio (the 'Prime Obligation Portfolio') (each, a 'Portfolio'; collectively, the 'Portfolios'). Each of the Portfolios is a diversified mutual fund except for the Michigan Portfolio, which is a non-diversified mutual fund. Information regarding the Trust's other portfolios is contained in separate prospectuses that may be obtained by calling 1-800-545-6331.

INVESTMENT OBJECTIVES AND POLICIES


THE DIVERSIFIED GROWTH PORTFOLIO -- The investment objective of the Diversified Growth Portfolio is to provide total return. There is no assurance that the Portfolio will achieve its investment objective.



Under normal conditions, the Portfolio expects to be fully invested in common stocks (and will be at least 75% invested in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Portfolio may invest in warrants and rights to purchase common stocks, United States dollar denominated securities of foreign issuers traded in the United States (including sponsored American Depositary Receipts traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Portfolio may invest up to 10% of its net assets in American Depositary Receipts, including American Depositary Shares and New York Shares. The Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Portfolio's net assets as of the time such options are entered into by the Portfolio. The Sub-Adviser will engage in such transactions only as hedging transactions and not for speculative purposes.



The common stocks and other equity securities purchased by the Portfolio will be those of companies which, in the Sub-Adviser's opinion, are well managed, have an above average rate of return on equity, above average projected five year earnings and dividend growth rates, a consistent record of dividend and earnings increases and below average financial leverage. However, there is no assurance that the Sub-Adviser will be able to predict the stages of a business cycle. In addition, the Portfolio invests primarily in equity securities that fluctuate in value; therefore, the Portfolio's shares will fluctuate in value.



For temporary defensive purposes during periods when the Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the United States government, its agencies or instrumentalities, repurchase agreements collateralized by United States Government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories), and may hold a portion of

10


its assets in cash. To the extent the Portfolio is engaged in temporary defensive investment, the Portfolio will not be pursuing its investment objective.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so.


For the fiscal year ended January 31, 1996, the Portfolio's annual turnover rate was approximately 189%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders.


THE GROWTH AND INCOME PORTFOLIO -- The investment objective of the Growth and Income Portfolio is to seek long-term growth of capital, current income and growth of income. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks. The Portfolio will be as fully invested as practicable in common stocks, preferred stocks and convertible securities that, in the opinion of Scudder, Stevens & Clark, Inc. ('Scudder' or the 'Sub-Adviser'), offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Portfolio allocates its investment among different industries and companies (that are generally well-established), and changes its portfolio securities for investment considerations and not for trading purposes.

The Portfolio may also purchase such securities that do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon debt securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may also invest in nonconvertible preferred stocks consistent with the Portfolio's investment objective.

The Portfolio may invest in foreign dividend-paying common stocks, preferred stocks and securities convertible into common stocks. While the Portfolio generally emphasizes investments in companies domiciled in the United States, it may invest without limit in listed and unlisted foreign securities in which it is permitted to invest. The Portfolio may invest in foreign securities when the anticipated performance of the foreign securities is believed by the Sub-Adviser to offer more return potential than domestic alternatives in keeping with the investment objective of the Portfolio. The Portfolio may enter into forward currency exchange contracts in connection with the purchase and sale of securities denominated in a foreign currency.

The Portfolio may also invest in repurchase agreements, illiquid securities and Eurodollar instruments, and may engage in strategic transactions for hedging purposes and to seek to increase gain. In addition, the Portfolio may invest in restricted securities, but currently does not intend to invest more than 5% of its total assets in such securities.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper. The Portfolio may invest in Section 4(2) commercial paper. Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

For temporary defensive purposes during periods when the Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed by the United States Government, its agencies or instrumentalities, repurchase agreements collateralized by United States Government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent financial statements, and commercial paper rated in one of the two highest short-term rating categories), and may hold a

11

portion of its assets in cash for liquidity purposes. To the extent the Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

THE INTERMEDIATE-TERM INCOME PORTFOLIO -- The investment objective of the Intermediate-Term Income Portfolio is current income consistent with limited price volatility. The Portfolio will seek to limit price volatility by maintaining an average weighted maturity of three to ten years. There is no assurance that the Portfolio will achieve its investment objective.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in the following United States dollar denominated obligations: (i) corporate bonds and debentures rated A or better by Standard & Poor's Corporation ('S&P') or A or better by Moody's Investors Service ('Moody's') or of comparable quality at the time of purchase as determined by the Adviser; (ii) obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities; (iii) commercial paper rated A-1 or better by Moody's or P-1 or better by S&P or of comparable quality at the time of purchase as determined by the Adviser; (iv) short-term bank obligations consisting of certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $1.0 billion as shown on their most recent public financial statements, that the Adviser deems to be comparable in quality to corporate obligations in which the Portfolio may invest; and (v) repurchase agreements involving any of the above securities.

The remaining 20% of the Portfolio's assets may be invested in (i) debt securities issued or guaranteed by the government of Canada or its provincial or local governments; (ii) debt securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and debt securities of supranational entities; (iii) mortgage-backed securities and asset-backed securities rated AAA by S&P or Aaa by Moody's; (iv) receipts evidencing separately traded interest and principal component parts of United States Government obligations; (v) taxable municipal securities; and (vi) repurchase agreements involving such securities. The Portfolio may invest in futures and options for hedging purposes, and will limit the outstanding obligations to purchase securities under futures contracts to not more than 20% of the Portfolio's total assets.

In the event a security owned by the Portfolio is downgraded below these ratings categories, the Adviser will review the quality and credit-worthiness of such security and take action, if any, that it deems appropriate.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years and does not expect to purchase any single security with a maturity of more than twenty years.

For temporary defensive purposes when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in the money market instruments listed above, may hold a portion of its assets in cash for liquidity purposes and may shorten the average maturity substantially. To the extent the Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may engage in securities lending.


For the fiscal year ended January 31, 1996, the Portfolio's annual turnover rate was approximately 121%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders.


THE MICHIGAN PORTFOLIO -- The investment objective of the Michigan Portfolio is current income exempt from federal and Michigan income taxes consistent with preservation of capital. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio will invest primarily in obligations issued by or on behalf of the states, territories or possessions of the United States or the District of

12


Columbia or their political subdivisions, agencies or instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, 'Municipal Securities'). It is a fundamental policy of the Portfolio that at least 80% of its net assets will be invested in municipal securities the interest on which is exempt from federal income tax and not subject to taxation as a preference item for purposes of the alternative minimum tax. Under normal circumstances, at least 65% of the Portfolio will be invested in municipal bonds and, except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel to the issuer, is exempt from Michigan income tax ('Michigan Municipal Securities'). The Adviser expects to be fully invested in Municipal Securities. The Portfolio will purchase Municipal Securities which are comprised of (i) municipal bonds rated in one of the three highest rating categories; (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short term rating categories; or (iv) any of the foregoing that are not rated but are determined by the Adviser to be of comparable quality at the time of investment. The Portfolio may also invest up to 5% of its net assets in securities of closed-end investment companies traded on a national securities exchange.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years. The maximum maturity for any individual security is thirty years.

The Portfolio is a non-diversified investment company which means that more than 5% of its assets may be invested in one or more issuers, although the Adviser does not intend to invest more than 10% of the Portfolio's assets in any one issuer. Since a relatively high percentage of assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolio intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code').

For temporary defensive purposes, when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in taxable money market instruments (including repurchase agreements) and securities subject to the alternative minimum tax and it may hold a portion of its assets in cash for liquidity purposes. To the extent the Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may also engage in securities lending.

THE PRIME OBLIGATION PORTFOLIO -- The investment objective of the Prime Obligation Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only United States dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only 'eligible securities' that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see 'Description of Permitted Investments.'

The Portfolio intends to invest exclusively in (i) bills, notes, receipts and bonds issued by the United States Treasury and separately traded interest and

13


principal component parts ('STRIPs') of such obligations that are transferable through the Federal Book-Entry System ('U.S. Treasury Obligations'); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) commercial paper of United States or foreign issuers rated in the two highest short-term rating categories at the time of investment or, if not rated, as determined by the sub-adviser to be of comparable quality; (iv) obligations (certificates of deposit, bank notes, time deposits, bankers' acceptances, European certificates of deposit, European time deposits, Canadian time deposits, Eurodollar obligations and Yankee Bank obligations) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks that have total assets of $1 billion or more as shown on their most recently published financial statements (the Portfolio may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (v) U.S. dollar denominated obligations of foreign governments including Canadian and Provincial Government and Crown Agency obligations; (vi) short-term corporate obligations of United States issuers with commercial paper of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality;
(vii) repurchase agreements involving any of the foregoing obligations; (viii) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (ix) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the sub-adviser to be of comparable quality; and (x) to the extent permitted by applicable law, shares of other investment companies. In addition, under applicable law, the Portfolio may not invest more than 10% of its total assets in shares of other investment companies, and investment in such shares may result in layering of expenses.

The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper. The Portfolio may invest in Section 4(2) commercial paper. Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

The Portfolio reserves the right to engage in securities lending but has no present intention to do so. The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

For additional information regarding the permitted investments of the Portfolios see 'Risk Factors' and 'Description of Permitted Investments' in the Prospectus and 'Description of Permitted Investments' in the Statement of Additional Information.

RISK FACTORS

The market value of the Intermediate-Term Income and Michigan Portfolios' fixed income investments will change in response to interest rate changes and other factors and the impact of such changes will depend, in part, upon the ratings and maturities of a Portfolio's investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturity tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Bonds rated A by S&P or Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Such debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal

14

also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value. Zero coupon securities may be more subject to price volatility than securities that pay coupon interest.

In general, mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of a decline in interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Portfolio are prepaid, the Portfolio may reinvest the proceeds in securities, the yield of which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Portfolio.

Investments in securities of foreign issuers may subject a Portfolio to different risks than those attendant to investments in securities of United States issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may be less publicly available information with regard to foreign issuers, than domestic issuers.


The Michigan Portfolio currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in Municipal Securities, the interest of which is paid from venues or projects with similar characteristics. See also 'Description of Permitted Investments -- Special Factors Relating to Michigan Municipal Securities' in the Statement of Additional Information.


INVESTMENT LIMITATIONS AND

FUNDAMENTAL POLICIES

The investment objective and the following investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of a Portfolio's assets. This limitation does not apply to the Michigan Portfolio. As a money market fund, the Prime Obligation Portfolio is subject to additional diversification requirements. See 'Description of Permitted Investments -- Restraints on Investments by Money Market Funds.'

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (a) investments in the obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities, (b) investments in tax-exempt securities issued by governments or political subdivisions of government or (c) obligations issued by domestic branches of United States banks or United States branches of foreign banks subject to the same regulations as United States banks. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower. This limitation does not apply to the Michigan Portfolio.

3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

15

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISER


Citizens Bank ('Citizens Bank' or the 'Adviser') serves as investment adviser to the Portfolios pursuant to an investment advisory agreement (the 'Advisory Agreement') with the Trust. Under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and continuously reviews, supervises and administers each Portfolio's investment program. The Trust and the Adviser have employed Wellington Management Company as the investment sub-adviser to manage the Prime Obligation Portfolio, Scudder, Stevens & Clark, Inc. as the investment sub-adviser to the Growth and Income Portfolio and Nicholas-Applegate Capital Management as the investment sub-adviser to the Diversified Growth Portfolio, in each case subject to the supervision of the Adviser and the Trustees, on a day-to-day basis. In conjunction with the Adviser, each investment sub-adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. See 'The Sub-Advisers.'


The Adviser is independent of SEI Financial Management Corporation (the 'Administrator') and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.


The Adviser, 328 S. Saginaw Street, Flint, Michigan 48502, was incorporated in 1871 in the state of Michigan. Citizens Bank is a wholly owned subsidiary of Citizens Banking Corporation. Citizens Banking Corporation is an interstate bank holding company with over $3.5 billion in assets and 92 banking offices in Michigan and Illinois. As of January 31, 1996, the Adviser's total assets under management were $1.7 million. The Adviser has managed bank common funds, pension plan assets and personal trust assets since 1927. The Adviser's sole experience as an investment adviser to investment companies is as investment adviser to the Trust.


Richard Ranville, Jr., Assistant Vice-President of Citizens Banking Corporation, has managed the Michigan Portfolio since its inception. He has managed fixed income portfolios since 1980.


Christopher W. Wheeler, Trust Officer of the Adviser, has managed the Intermediate-Term Income Portfolio since February, 1996. He has managed the Adviser's fixed income portfolios and trust accounts since 1993.



For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Diversified Growth Portfolio, .74%; Growth and Income Portfolio, .74%; Intermediate-Term Portfolio, .50%; Michigan Portfolio, .50%; and Prime Obligation Portfolio, .30%. From this fee, the Adviser pays the fees of certain of the Sub-Advisers. See 'The Sub-Advisers' below. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Class A and Class B shares of the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios (exclusive of distribution expenses charged to Class B shares) to not more than 1.10%, 1.10%, .65%, .65% and .40%, respectively, of each Portfolio's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended January 31, 1996, the Diversified Growth, Intermediate-Term Income and Prime Obligation Portfolios paid the Adviser an advisory fee of .67%, .31% and .01% respectively, of each Portfolio's average daily net assets. The Michigan and Growth and Income Portfolios were not in operation during the fiscal year ended January 31, 1996. The Portfolios may also execute brokerage or other agency transactions through an affiliate of the Adviser. See 'The Distributor' below regarding such transactions.


The Glass-Steagall Act restricts the securities activities of banks such as the Adviser, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

16

THE SUB-ADVISERS


Wellington Management Company (a 'Sub-Adviser' or 'WMC') serves as the investment sub-adviser for the Prime Obligation Portfolio, Scudder, Stevens & Clark, Inc. (a 'Sub-Adviser' or 'Scudder') serves as investment sub-adviser for the Growth and Income Portfolio and Nicholas-Applegate Capital Management (a 'Sub-Adviser' or 'Nicholas-Applegate') serves as investment sub-adviser for the Diversified Growth Portfolio pursuant to sub-advisory agreements (each, a 'Sub-Advisory Agreement') with the Trust and/or the Adviser. Under each Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.



WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of January 31, 1996, WMC had discretionary management authority with respect to approximately $111.1 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington Management Company, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, WMC is entitled to receive from the Portfolio a fee, computed daily and paid monthly, at the annual rate of .075% of the average daily net assets of the Portfolio. For the fiscal year ended January 31, 1996, the Portfolio paid the Sub-Adviser an advisory fee of .075% of its average daily net assets.



Scudder, Two International Place, Boston, Massachusetts, 02110 is incorporated in the state of Delaware. As of December 31, 1995, Scudder and its affiliates had assets under their supervision in excess of $100 billion. Scudder is a professional investment counseling firm which provides investment services to individuals and institutions.


The Growth and Income Portfolio is managed by a team of Scudder investment professionals, each of whom plays an important role in the Portfolio's management process. Team members work closely together to develop investment strategies and select securities for the Portfolio's investment portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in offices across the United States and abroad. Scudder believes its team approach benefits Portfolio investors by bringing together many disciplines and leveraging Scudder's extensive resources.


Lead Portfolio Manager Robert T. Hoffman has had responsibility for setting the Growth and Income Portfolio's stock investing strategy and overseeing the Portfolio's day-to-day operations since its inception. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 11 years experience in the investment industry, including several years of pension fund management experience. Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined Scudder in 1991 and has been with the Portfolio since its inception, focuses on strategy and stock selection. Benjamin W. Thorndike, Portfolio Manager, is the Portfolio's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 16 years of investment experience, joined Scudder in 1983 as a portfolio manager and has been with the Portfolio since its inception.


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Scudder is entitled from the Adviser a fee, computed daily and paid monthly, at an annual rate of .74% of the Portfolio's average daily net assets up to $5 million; .50% of the Portfolio's average daily net assets over $5 million and up to $25 million; .35% of the Portfolio's average daily net assets over $25 million and up to $50 million; and .30% of the Portfolio's average daily net assets over $50 million. Scudder will receive its entire fee even if the Adviser waives a portion of its fee.

17


Effective August 31,1995, Nicholas-Applegate began serving as investment sub-adviser for the Diversified Growth Portfolio. Nicholas-Applegate has operated as a registered investment adviser providing investment advisory services for a wide variety of clients including employee benefit plans, university endowments, foundations, public retirement systems and unions, other institutional investors and individuals since 1984 and, since April 20, 1987, investment companies. As of January 31, 1996, Nicholas-Applegate had discretionary management authority with respect to approximately $29.2 billion of assets. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101.



Lawrence S. Speidell, CFA, has managed the Diversified Growth Portfolio since August 31, 1995. Mr. Speidell joined Nicholas-Applegate in 1994. Prior to that time, Mr. Speidell was an institutional portfolio manager with Batterymarch Financial Management where he was involved in the development of domestic and international portfolio strategies and portfolio optimization. Mr. Speidell has been involved in the investment industry for over 25 years.



For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Nicholas-Applegate is entitled to receive from the Adviser a fee, calculated daily and paid quarterly, at an annual rate of .40% of the average daily net assets of the Portfolio.


THE ADMINISTRATOR

SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087, a wholly-owned subsidiary of SEI Corporation ('SEI'), provides the Portfolios with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities, pursuant to an administration agreement (the 'Administration Agreement') with the Trust. The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.

For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Diversified Growth, Growth and Income, Intermediate-Term Income, Michigan and Prime Obligation Portfolios. The Growth and Income Portfolio and the Michigan Portfolio are also subject to a minimum fee of $100,000. In addition, the Administrator has agreed to waive a portion of its fee on a prorated basis with the Adviser up to a maximum waiver of .045% of the average daily net assets of the shares of the Prime Obligation Portfolio. The Administrator and the Advisor each reserve the right to terminate its waiver at any time in its sole discretion.


For the fiscal year ended January 31, 1996, the Portfolios paid the Administrator the following administration fees (shown as a percentage of average daily net assets): Diversified Growth, .20%; Intermediate-Term Income,
 .20%; and Prime Obligation, .20%. The Growth and Income and Michigan Portfolios had not commenced operations as of January 31, 1996.


THE TRANSFER AGENT


DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105 (the 'Transfer Agent'), serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.


THE DISTRIBUTOR

SEI Financial Services Company (the 'Distributor'), a wholly-owned subsidiary of SEI, serves as the Portfolios' distributor pursuant to a distribution agreement ('Distribution Agreement') with the Trust which applies to Class A and Class B shares of the Portfolio.

The Class B shares of the Portfolio have a distribution plan (the 'Class B Plan') pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the '1940 Act'). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay an annual fee of .25% of the Class B Portfolios' average daily net assets to the

18

Distributor as compensation for its services. From this amount the Distributor may make payments to financial institutions and intermediaries such as banks (including Citizens Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Trust intends to operate the Class B Plan in accordance with its terms and with the NASD rules concerning sales charges. The Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive 'usual and customary' compensation. The Adviser will use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios.

The Class A shares of each Portfolio are offered without distribution fees to institutional investors, including Citizens Bank, its affiliates and correspondent banks, for the investment of funds for which they act in a fiduciary, agency or custodial capacity. It is possible that an institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares. These financial institutions may also charge separate fees to their customers.

Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to state laws.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the shares of each Portfolio. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

HOW TO PURCHASE SHARES

Shares of each Portfolio are sold on a continuous basis and may be purchased directly from the Transfer Agent, by mail or by wire transfer. Shares may also be purchased through a broker-dealer which has established a dealer agreement with the Distributor or through a financial institution.

Shares of each Portfolio are offered only to residents of states in which the shares are eligible for purchase.

Purchases of shares of a Portfolio may be made on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Days'). However, shares of the Portfolios cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. The minimum initial investment in the Class A shares is $1,000,000 and the minimum initial investment in the Class B Shares is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases of Class B shares must be at least $50.

A purchase order for Class A or Class B shares will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment for the shares (by wire transfer or check) prior to 4:00 p.m., Eastern time, or at the close of business of the New York Stock Exchange, except that for the Prime Obligation Portfolio an order and payment for the shares must be received by the Transfer Agent prior to 12:00 noon, Eastern time. However, an order for Class A shares may be canceled if the Custodian does not receive federal funds before 4:00 p.m., Eastern time (on the next Business Day), 12:00 noon, Eastern time for the Prime Obligation Portfolio (on the same Business
Day).

The Trust reserves the right to reject a purchase order when the Distributor or Transfer Agent determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

19


BY MAIL (CLASS B ONLY)

Investors in the Class B shares may purchase shares of a Portfolio by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to 'The Arbor Fund-Golden Oak (Name of Portfolio),' to the Transfer Agent. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the Transfer Agent. An investor in Class A shares of a Portfolio may not purchase shares by check. If a check received does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred.

Account Application forms can be obtained by calling 1-800-545-6331.

BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7052-398-1; Further Credit:
Golden Oak (Name of Portfolio). The Shareholder's name and account number must be specified in the wire.


Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4920 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419240, Kansas City, Missouri 64141-6240.


Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholders name and account number. The investor's bank may impose a fee for investments by wire.

SYSTEMATIC INVESTMENT PLAN
('SIP') (CLASS B ONLY)

A Class B Shareholder may also arrange for periodic additional investments in any Portfolio through automatic deductions by Automated Clearing House ('ACH') from a checking account by completing the appropriate section of the Account Application form. The SIP is subject to account minimum initial purchase amounts and minimum maintained balance requirements. The minimum pre-authorized investment amount is $50 per month. An Account Application form may be obtained by calling 1-800-545-6331.

OTHER INFORMATION REGARDING PURCHASES

Class A and Class B Shares may also be purchased through financial institutions, including Citizens Bank or its affiliates, that provide distribution assistance or shareholder services to a Portfolio. Shares purchased by persons ('Customers') through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to the institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Other shareholders who desire to transfer the registration of their shares should contact the Transfer Agent to accomplish such change.

20



Purchases may be made by direct deposit or ACH transactions.

Depending upon the terms of a particular Customer account, a financial institution may charge Customer account fees, that is, fees in addition to the fees described herein. Information concerning these services and any charges will be provided to the Customer by the financial institution.

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the purchase order is effective plus any applicable sales charge (the 'offering price'). Net asset value per share of each Portfolio is determined as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) other than the Prime Obligation Portfolio. The Prime Obligation Portfolio determines its net asset value as of 12:00 noon, Eastern time. No certificates representing shares will be issued. For each Portfolio except the Prime Obligation Portfolio, the net asset value per share is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. For the Prime Obligation Portfolio the net asset value per share is determined using amortized cost method described in the Statement of Additional Information. Pursuant to guidelines adopted and monitored by the Trustees, a Portfolio may use a pricing service to provide market quotations or fair market valuations. A pricing service may derive such valuations through the use of a matrix system to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. Although the methodology and procedures are identical, the net asset value per share of classes within a Portfolio may differ because of the distribution expenses paid by Class B shares.

The following table shows the regular sales charge on Class B shares of the Diversified Growth and Growth and Income Portfolios to a 'single purchaser' (defined below) together with the sales load reallowed to certain financial institutions (the 'commission'):



                                                       DEALER
                                                         AND
                                         SALES        BROKERAGE
                          SALES         CHARGE       COMMISSION
                         CHARGE          AS A           AS A
                          AS A        PERCENTAGE     PERCENTAGE
                       PERCENTAGE       OF NET           OF
     AMOUNT OF         OF OFFERING      AMOUNT        OFFERING
      PURCHASE            PRICE        INVESTED         PRICE
--------------------  -------------  -------------  -------------
Less than $50,000...        5.75%          6.10%          5.15%
$50,000-$99,999.....        4.50%          4.71%          4.00%
$100,000-$249,999...        3.50%          3.63%          3.10%
$250,000-$499,999...        2.60%          2.67%          2.30%
$500,000-$999,999...        2.00%          2.04%          1.80%
$1,000,000 and
 above...............        NAV              0              0


The following table shows the regular sales charge on Class B shares of the Intermediate-Term Income and Michigan Portfolios to a 'single purchaser' together with the commission:


                                                       DEALER
                                                         AND
                                         SALES        BROKERAGE
                          SALES         CHARGE       COMMISSION
                         CHARGE          AS A           AS A
                          AS A        PERCENTAGE     PERCENTAGE
                       PERCENTAGE       OF NET           OF
     AMOUNT OF         OF OFFERING      AMOUNT        OFFERING
      PURCHASE            PRICE        INVESTED         PRICE
--------------------  -------------  -------------  -------------
Less than
$100,000............        4.50%          4.71%          4.00%
$100,000-$249,999...        3.50%          3.63%          3.10%
$250,000-$499,999...        2.60%          2.67%          2.30%
$500,000-$999,999...        2.00%          2.04%          1.80%
$1,000,000 and
 above...............        NAV              0              0

There is no sales charge imposed on Class B shares of the Prime Obligation Portfolio.

The commissions shown in the tables apply to sales made through financial institutions. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain financial institutions, who might then be deemed to be 'underwriters' under the Securities Act of 1933.

21

RIGHT OF ACCUMULATION

In calculating the sales charge rates applicable to current purchases of Class B shares of the Portfolio, a 'single purchaser' is entitled to cumulate current purchases with the current market value of previously purchased Class B shares of (i) the Diversified Growth and Growth and Income Portfolios, and (ii) the Intermediate-Term Income and Michigan Portfolios (the 'Eligible Portfolios') which were purchased subject to a comparable sales charge.

The term 'single purchaser' refers to (i) an individual, (ii) an individual and spouse purchasing shares of a Portfolio for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the 'Code'), including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Transfer Agent for such reduction at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children. A Portfolio may amend or terminate this right of accumulation at any time as to subsequent purchases.

LETTER OF INTENT

By submitting a Letter of Intent (the 'Letter') to the Transfer Agent, a single purchaser may purchase shares of a Portfolio and the other Eligible Portfolios during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply retroactively to purchases made up to 90 days before the date of the Letter. It is the responsibility of the shareholder to notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply.

OTHER CIRCUMSTANCES

No sales charge is imposed on shares of a Portfolio: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees' minor children); (iii) purchased in aggregate amounts of $1 million or more by tax exempt organizations enumerated in Section 501(c) of the Code or employee benefit plans created under Sections 401 or 457 of the Code; (iv) sold to Trustees and officers of the Trust and employees of the Adviser and its affiliates; or (v) sold to agency, custody and fiduciary accounts of the Adviser and its affiliates.

A description of the above and other plans and privileges by which a sales charge may be reduced is set forth in the 'Purchase and Redemption of Shares' section of the Statement of Additional Information.

HOW TO EXCHANGE SHARES

Some or all of the shares of a Portfolio for which payment has been received (i.e., an established account) may be exchanged for shares, at their net asset value, of other Eligible Portfolios with similar or lower sales loads or for shares of the Prime Obligation Portfolio which does not have a sales load. Exchanges will be made only after instructions in writing or by telephone (an 'Exchange Request') are received for an established account by the Transfer Agent.

In the case of shares held of record by Citizens Bank or another financial institution but beneficially owned by a Customer, to exchange such shares the Customer should contact Citizens Bank or the financial institution who will contact the Transfer Agent and effect the exchange on behalf of the Customer. If an exchange request in good order is received by the Transfer Agent by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Any shareholder or Customer who wishes to make an exchange must have received a current prospectus of the Portfolio in which he or she wishes to invest before the exchange will be effected.

22

An exchange from the Class A shares to the Class B shares of a Portfolio will occur automatically when a Class A shareholder's account falls below the $1,000,000 minimum balance. The Trust will provide thirty days' notice of any such exchange. The exchange will take place at net asset value, without the imposition of a sales load, fee or other charge. After the exchange, the exchanged shares will be subject to all fees applicable to Class B shares. In the event that a shareholder declines to accept an automatic exchange, and if the shareholder does not meet the requirements for investing in Class A shares, the Trust reserves the right to redeem the shares upon expiration of the thirty-day period. Each Portfolio reserves the right to require shareholders to complete an application or other documentation in connection with the exchange.

HOW TO REDEEM SHARES

Shareholders may redeem their shares without charge on any Business Day and shares may ordinarily be redeemed by mail, by telephone or by wire transfer. A wire redemption fee of $10.00 is charged for wire redemptions except that certain financial institutions may be exempt from this wire charge.


BY MAIL

A written request for redemption must be received by the Transfer Agent in good form in order to constitute a valid request for redemption. Valid written redemption requests will be effective on receipt. All shareholders of record must sign the redemption request. The Transfer Agent may require that the signature on the written request be guaranteed. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at the address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice.

For information about the proper form of redemption requests, call 1-800-808-4920. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application or by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.

BY TELEPHONE

Shares may be redeemed by telephone if the shareholder elects that option on the Account Application. Telephone redemption orders may be made by the shareholder by calling the Transfer Agent at 1-800-808-4920. Wire redemption requests may be made to the Transfer Agent, who will add a wire redemption charge (presently $10.00, except that certain financial institutions may be exempt from this wire charge) to the amount of the redemption. Telephone redemption orders must be placed with the Transfer Agent prior to 4:00 p.m., Eastern time for each Portfolio except the Prime Obligation Portfolio and as of 12:00 noon, Eastern time for the Prime Obligation Portfolio on any Business Day in order to be effective on such day. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Shareholders may not close their accounts by telephone.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and a shareholder experiences difficulties placing redemption orders by telephone, the shareholder may wish to consider placing the order by other means, such as mail or overnight delivery.

23

CHECK WRITING SERVICE

Class B shareholders of the Prime Obligation Portfolio may redeem shares by writing checks on his or her account for $500 or more. Once a shareholder has signed and returned a signature card, he or she will receive a supply of checks. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears.

Because of the difficulty of determining in advance the exact value of a Portfolio account, a shareholder may not use a check to close his or her account. These checks are free, but the shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request, or if the check cannot be honored because of insufficient funds or other valid reasons.

OTHER INFORMATION REGARDING REDEMPTIONS

The redemption price for the Class A and Class B shares is the net asset value per share next determined after the request for redemption is effective. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the redemption request in good order.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. In such circumstances, proceeds will be forwarded as soon as payment has been collected for the purchase of such shares, which could take 10 days or more. A Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, a Portfolio reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder decreases in value below the minimum initial purchase amount for the applicable class of shares. Accordingly, an investor purchasing shares of a Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Portfolio in an amount that will increase the value of the account to at least the minimum initial purchase amount.

See 'Purchase and Redemption of Shares' in the Statement of Additional Information for examples of when the right of redemption may be suspended.

SYSTEMATIC WITHDRAWAL PLAN
(SWP) (CLASS B SHARES ONLY)

The Portfolios offer a Systematic Withdrawal Plan which may be utilized by Class B shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $10,000 or more. Class B shareholders may elect to receive automatic payments via check or ACH of $50 or more on a monthly, quarterly, semi-annual or annual basis. An Account Application Form may be obtained by calling 1-800-545-6331.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, Shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent. It is generally not in the best interest of shareholders in the SWP to acquire additional shares if they would have to pay a sales load in connection with such purchases.

24

PERFORMANCE

From time to time the Prime Obligation Portfolio may advertise its 'current yield' and 'effective compound yield'. Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The 'current yield' of the Portfolio refers to the income generated by an investment in a Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then 'annualized'. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' (also called 'effective compound yield') is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'current yield' because of the compounding effect of this assumed reinvestment.

From time to time, the Diversified Growth, Intermediate-Term Income, Michigan and Growth and Income Portfolios may also advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the income generated by a hypothetical investment, net of any sales charge in the case of some of the Class B shares, in a Portfolio over a specified thirty day period. This income is then 'annualized', i.e., the income over thirty days is assumed to be generated over one year and is shown as a percentage of the investment.

The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment, net of any sales charge, for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The performance on Class A shares will normally be higher than that on Class B shares because of the distribution expenses charged to the Class B shares.

A Portfolio may periodically compare its performance to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Portfolio may also quote financial and business publications and periodicals as they relate to portfolio management, investment philosophy and investment techniques.

A Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

25

TAX STATUS OF THE PORTFOLIO

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net capital gain will be distributed at least annually and will be taxed to shareholders as long-term capital gain, regardless of how long the shareholders have held their shares. Corporate shareholders should note that distributions of the Intermediate-Term, Michigan Tax Free and Prime Obligation Portfolios are not expected to qualify for the dividends-received deduction that is generally available to corporate taxpayers. Dividends paid by the Diversified Growth and Growth and Income Portfolios to corporate shareholders are expected to qualify for this deduction to the extent these Portfolios' dividends derive from dividends the Portfolios received from domestic corporations. The full amount of these dividends, however, may be subject to the federal alternative minimum tax. Distributions of net capital gain will not qualify for this deduction. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions.

Interest received on U.S. Treasury obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Treasury obligations normally is not exempt from state taxation. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from U.S. Treasury obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Certain securities each Portfolio may purchase (such as STRIPS, TRs, TIGRs and CATs, defined under 'Description of Permitted Investments') are sold with original issue discount and do not make periodic cash interest payments. A Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligation during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.


A sale, exchange or redemption of Portfolio shares is a taxable event to the shareholder.


Income derived by a Portfolio from obligations of foreign issuers may be subject to foreign withholding taxes. No Portfolio will be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

ADDITIONAL CONSIDERATIONS FOR THE MICHIGAN
TAX FREE BOND PORTFOLIO

The Michigan Tax-Free Bond Portfolio will distribute all of its net investment income (including net short-term capital gain) to its shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets consist of

26


obligations the interest on which is excludable from gross income, the Portfolio may pay 'exempt-interest dividends' to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Portfolio, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, but may have alternative minimum tax and other collateral consequences. See the Statement of Additional Information.


Current Federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of 'exempt-interest dividends.'

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Michigan Tax-Free Bond Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisers before purchasing shares. A 'substantial user' is defined generally to include 'certain persons' who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

MICHIGAN TAX CONSIDERATIONS


Under the laws of the State of Michigan, dividends paid by the Michigan Portfolio representing interest payments on municipal obligations issued by the State of Michigan or a political subdivision thereof (or interest on obligations of United States territories or possessions to the extent exempt from taxation by the states pursuant to federal law) will be exempt from Michigan income tax (as will be the case with respect to such dividends from the Portfolio). Also, that portion of a shareholder's shares in the Portfolio representing Municipal Obligations issued by the State of Michigan or a political subdivision thereof (or obligations of the United States territories or possessions to the extent exempt from taxation by the states pursuant to federal law) and dividends paid by the Portfolio representing interest payments on such obligations will be exempt from Michigan intangibles tax. Accordingly, shareholders of the Portfolio who are residents of the State of Michigan will not be subject to Michigan income tax or intangibles tax on dividends paid by the Portfolio to the extent such dividends are derived from interest on municipal obligations which would be tax-exempt if directly received by such shareholder, whether such dividends are taken in cash or reinvested in additional shares of the Portfolio. Also, shareholders of the Portfolio who are residents of the State of Michigan will not be subject to Michigan intangibles tax on that portion of their shares in the Portfolio attributable to municipal obligations which would be tax-exempt if directly owned by such shareholder. The Intangible Tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998. Under the laws of the State of Michigan, corporations, partnerships and other entities doing business in Michigan pay the Single Business Tax. All dividend and interest income, other than interest from municipal obligations issued other than by the State of Michigan or its political subdivisions, is excluded from the Single Business Tax base. Thus, dividends from the Portfolio derived from interest on municipal obligations issued by the State of Michigan or a political subdivision thereof (or obligations of the United States territories or possessions to the extent exempt from taxation by the states pursuant to federal law) will be exempt from the Michigan Single Business Tax.


Certain municipalities in Michigan also impose an income tax on individuals and corporations. However, to the extent that the dividends from the Portfolio are exempt from federal income taxes or relate to certain U.S. obligations, such dividends also will be exempt from Michigan municipal income taxes.

OTHER STATE AND LOCAL TAXES

Income from the Michigan Portfolio is not necessarily free from state income taxes in states

27

other than Michigan or from personal property taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

Additional information concerning taxes is set forth in the Statement of Additional Information.

GENERAL INFORMATION

THE TRUST

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio.

All consideration received by the Trust for shares of a Portfolio and all assets of such Portfolio belong to the Portfolio and are subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Please refer to 'Financial Highlights' in this Prospectus for more information regarding the Trust's expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to The Golden Oak Family of Funds, P.O. Box 419240, Kansas City, Missouri 64141-6240 or by calling 1-800-545-6331.
Purchase, redemption and exchange transactions should be made through the Transfer Agent by calling 1-800-808-4920.


DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of the Intermediate-Term Income, Michigan and Prime Obligation Portfolios is declared daily and distributed monthly to shareholders in the form of periodic dividends on the first Business Day of each month to shareholders of record for such dividend. The net investment income (exclusive of capital gains) of the Diversified Growth and Growth and Income Portfolios is declared monthly and distributed monthly to shareholders in the form of dividends on the first Business Day of each month to shareholders of record for such dividend. Currently, capital gains of a Portfolio, if any, will be distributed

28

at least annually. Shareholders are eligible to begin earning dividends that are declared on the day after the purchase order is effective and continue to be eligible for dividends through and including the day before the redemption order is effective.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.

Dividends and distributions of the Diversified Growth, Intermediate-Term Income, Michigan and Growth and Income Portfolios are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution. The amount of dividends payable on Class A shares will be more than the dividends payable on the Class B shares because of the distribution expenses charged to Class B shares.

COUNSEL AND INDEPENDENT ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Miller, Canfield, Paddock and Stone, P.L.C. serves as counsel to the Trust with respect to Michigan state issues. Price Waterhouse LLP serves as the independent accountants of the Trust.


CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the 'Custodian'), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain of the permitted investments for the
Portfolios:

AMERICAN DEPOSITARY RECEIPTS ('ADRs') -- ADRs are securities, typically issued by a U.S. financial institution (a 'depositary'), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through 'sponsored' or 'unsponsored' facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed

29

collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

EQUITY SECURITIES -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

EURODOLLAR INSTRUMENTS -- Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ('LIBOR'), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income securities are linked.

FIXED INCOME SECURITIES -- Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value.

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency.

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30

At the maturity of a forward contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an 'offsetting' contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset unfavorable changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the value at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations over seven days in length.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying


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31

mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold
PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ('CMOs'): CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a 'tranche,' is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as 'regular' interests, or 'residual' interests. Guaranteed REMIC pass-through certificates ('REMIC Certificates') issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ('PAC Bonds') generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ('SMBs'): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ('IO'), while the other class may receive all of the principal payments and is thus termed the principal-only class ('PO'). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known

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32

maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES -- Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OPTIONS -- A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an 'opening transaction.' In order to close out an option position, a Portfolio may enter into a 'closing transaction,' which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an anticipated increase in the cost of securities that a Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Portfolio, loss of the premium paid may be offset by an increase in the value of a Portfolio's securities or by a decrease in the cost of acquisition of securities by a Portfolio.

A Portfolio may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Portfolio will realize as profit the premium received for such option. When a call option of which a Portfolio is the writer is exercised, a Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Portfolio is the writer is exercised, a Portfolio will be required to purchase the underlying securities at the strike price, which

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33

may be in excess of the market value of such securities.

A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ('OTC options') differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.

A Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be 'covered,' which means that a Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, a Portfolio will establish a segregated account with its custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount a Portfolio would be required to pay upon exercise of the put.

A Portfolio may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS -- Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.


REPURCHASE AGREEMENTS -- Repurchase agreements are arrangements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. A Portfolio bears a risk of loss in the event the other

34

party defaults on its obligations and a Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if a Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS -- Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are 'eligible securities,' which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a 'first tier security'), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ('second tier security'). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) no more than 5% of a Portfolio's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million. A taxable money market portfolio may also hold more than 5% of its assets in first tier securities of a single issuer for three Business Days.

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended, or an exemption from registration.

SECURITIES LENDING -- In order to generate additional income, a Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS -- There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

STRATEGIC TRANSACTIONS-- A Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements), to manage the effective maturity or duration of fixed-income

35

securities in a Portfolio's investment portfolio or to enhance potential gain. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called 'Strategic Transactions'). Strategic Transactions may be used to attempt (i) to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's investment portfolio resulting from securities markets or currency exchange rate fluctuations, (ii) to protect a Portfolio's unrealized gains in the value of its portfolio securities, (iii) to facilitate the sale of such securities for investment purposes, (iv) to manage the effective maturity or duration of fixed-income securities in a Portfolio's investment portfolio, or
(v) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into primarily for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Risk Factors: Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options my result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell.

The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.

Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of

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36

Strategic Transactions would reduce net asset value, and possible income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that a Portfolio may use and some of their risks are described more fully in the Statement of Additional Information.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a 'notional principal amount,' in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Portfolio may have under these types of arrangements will be covered by setting aside liquid high grade securities in a segregated account. A Portfolio will enter into swaps only with counterparties believed to be creditworthy.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry Principal Securities ('STRIPS'). The Prime Obligation Portfolio may not actively trade STRIPs

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37

and may not invest more than 20% of its assets in STRIPs.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES -- Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received 'phantom income' annually. Because a Portfolio will distribute its 'phantom income' to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Alternatively, shareholders may have to redeem shares to pay tax on this 'phantom income.' In either case, a Portfolio may have to dispose of its fund securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

38

TABLE OF CONTENTS
--------------------------------------------------------------------------------


SUMMARY.............................................    2  THE TRANSFER AGENT..................................    17
EXPENSE SUMMARY.....................................    4  THE DISTRIBUTOR.....................................    17
FINANCIAL HIGHLIGHTS................................    8  HOW TO PURCHASE SHARES..............................    18
THE PORTFOLIO AND THE TRUST.........................    9  HOW TO EXCHANGE SHARES..............................    21
INVESTMENT OBJECTIVES AND POLICIES..................    9  HOW TO REDEEM SHARES................................    22
INVESTMNET LIMITATIONS AND FUNDAMENTAL                     PERFORMANCE.........................................    24
  POLICIES..........................................   14  TAXES...............................................    24
THE ADVISER.........................................   15  GENERAL INFORMATION.................................    27
THE SUB-ADVISERS....................................   16  DESCRIPTION OF PERMITTED
THE ADMINISTRATOR...................................   17    INVESTMENTS.......................................    28

                         THE GOLDEN OAK FAMILY OF FUNDS

                                     Trust:
                                 THE ARBOR FUND

                                   Portfolios:
                     GOLDEN OAK DIVERSIFIED GROWTH PORTFOLIO
                     GOLDEN OAK GROWTH AND INCOME PORTFOLIO
                  GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
                   GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
               GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO

                               Investment Adviser:
                                  CITIZENS BANK

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the following Portfolios of the Trust: Golden Oak Diversified Growth, Golden Oak Growth and Income, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Prime Obligation Money Market Portfolios. This Statement of Additional Information should be read in conjunction with the Prospectus dated May 31, 1996. A Prospectus may be obtained by calling 1-800-545-6331.

                                TABLE OF CONTENTS


THE PORTFOLIOS AND THE TRUST................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
DESCRIPTION OF RATINGS.....................................................S-15
INVESTMENT LIMITATIONS.....................................................S-20
NON-FUNDAMENTAL POLICIES...................................................S-22
THE ADVISER................................................................S-23
THE SUB-ADVISERS...........................................................S-23
THE ADMINISTRATOR..........................................................S-24
THE DISTRIBUTOR............................................................S-26
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-27
COMPUTATION OF YIELD.......................................................S-29
CALCULATION OF TOTAL RETURN................................................S-30
PURCHASE AND REDEMPTION OF SHARES..........................................S-32
LETTER OF INTENT...........................................................S-32
DETERMINATION OF NET ASSET VALUE...........................................S-32
TAXES......................................................................S-33
PORTFOLIO TRANSACTIONS.....................................................S-37
TRADING PRACTICES AND BROKERAGE............................................S-37
DESCRIPTION OF SHARES......................................................S-40
SHAREHOLDER LIABILITY......................................................S-40
LIMITATION OF TRUSTEES' LIABILITY..........................................S-40
5% SHAREHOLDERS............................................................S-40
EXPERTS....................................................................S-41
FINANCIAL STATEMENTS.......................................................S-41

May 31, 1996


CIT-F-005-03

THE PORTFOLIOS AND THE TRUST

The "Golden Oak Family of Funds" is a name under which a number of mutual fund investment portfolios with differing objectives and policies are offered to investors. Five of these portfolios were established by The Arbor Fund, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares") and different classes of shares of each portfolio. Shareholders may purchase shares through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights and dividends. Except for differences between Class A and Class B shares pertaining to distribution fees, each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." This Statement of Additional Information relates to the Class A and Class B shares of the Golden Oak Diversified Growth, Golden Oak Growth and Income, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Prime Obligation Money Market Portfolios (collectively, the "Portfolios") of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

Convertible Securities

While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Currency Transactions


The Golden Oak Growth and Income Portfolio may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions would include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively, or that have an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or are determined to be of equivalent credit quality by the Adviser or Sub-Adviser.


The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which it expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings or portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed to is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Portfolio's securities denominated in correlated currencies.

Foreign Securities

The Golden Oak Diversified Growth, Golden Oak Growth and Income, Golden Oak Intermediate-Term Income and Golden Oak Prime Obligation Money Market Portfolios may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Golden Oak Diversified Growth, Golden Oak Intermediate-Term Income and Golden Oak Growth and Income Portfolios may invest in American Depositary Receipts. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of these assets for the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies. Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Each Portfolio will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

Futures Contracts and Options

The Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax-Free Bond and Golden Oak Growth and Income Portfolios may invest in futures contracts and options. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Deposit requirements on futures contracts customarily range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy the required margin, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

Traders in futures contracts and related options may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures contracts and related options only for bona fide hedging purposes.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets. The Portfolios will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts and options on futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities. A Portfolio's obligations under any futures contract or related option will be "covered" by high quality, liquid securities or cash held in a segregated account or by holding, or having the right to acquire without additional cost, the underlying asset.

Risk Factors in Futures Transactions

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Portfolio. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser or Sub-Adviser does not believe that the Portfolios would be subject to the risks of loss frequently associated with futures transactions. The Portfolios presumably would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and experience a decline in value of its securities. There is also the risk of loss by the Portfolio of margin deposits in the event of the bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Investment Companies

The Portfolios may invest in securities of other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder. As discussed in the Prospectus, the Golden Oak Michigan Tax Free Bond Portfolio may invest up to 5% of its net assets in securities of closed-end investment companies traded on national securities exchanges. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolios. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

Mortgage-Backed Securities

The Golden Oak Prime Obligation Money Market, Golden Oak Intermediate-Term Income and Golden Oak Growth and Income Portfolios may invest in securities issued by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. Other governmental issuers of mortgage-backed securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. Mortgage-backed certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, mortgage-backed certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although mortgage-backed certificates may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a mortgage-backed certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.


The Golden Oak Intermediate-Term Income Portfolio may invest in mortgage-backed securities and asset-backed securities. The principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), and interest only and principal only stripped securities ("IOs" and "POs") which are rated in one of the two top categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the United States Government, its agencies or instrumentalities.

However, the guarantees do not extend to the mortgage-backed securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass through" instruments, through which, except for IOs and POs, the holder receives a share of all interest and principal payments from the mortgages underlying the certificate; in the case of IOs, the holder receives a share only of interest payments, and for POs, a share only of principal payments. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yield of which reflect interest rates prevailing at the time. Moreover, prepayments that underlie securities purchased at a premium could result in capital losses. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Such acceleration can be expected to reduce the final yield realized by holders of IO securities, perhaps to a negative value. Deceleration of prepayments will reduce somewhat the final yield realized by holders of PO securities.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Golden Oak Intermediate-Term Income Portfolio may invest in securities secured by asset backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Municipal Securities

Municipal notes in which the Golden Oak Michigan Tax Free Bond Portfolio may invest, include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper in which the Golden Oak Michigan Tax Free Bond Portfolio may invest will be limited to investments in obligations which are rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments which are permissible investments for the Golden Oak Michigan Tax Free Bond Portfolio include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Portfolio can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Portfolio may use the longer of the period required before the Portfolio is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Golden Oak Michigan Tax Free Bond Portfolio to meet redemptions and remain as fully invested as possible in municipal securities. The Portfolio reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Portfolio would limit their put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Portfolio will not exceed 1/2 of 1% of the value of the total assets of such Portfolio calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Portfolio including such securities the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.


Special Factors Relating to Michigan Municipal Securities - Because the Michigan Portfolio invests primarily in Michigan Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of Michigan Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in Michigan Municipal Securities.

Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units.

In July 1995, Moody's raised the State's general obligation bond rating to "Aa." In October 1989, S&P's raised its rating on the State's general obligation bonds to "AA." Fitch Investor Services, Inc.
("Fitch") rates the State's general obligation Bonds "AA."

The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

In recent years, the State has reported its financial results in accordance with generally accepted accounting principles. For the fiscal years ended September 30, 1990 and 1991, the State reported negative year-end balances in the General Fund/School Aid Fund of $310.4 million and $169.4 million, respectively. The State ended each of the 1992, 1993 and 1994 fiscal years with its General Fund/School Aid Fund in balance, after having made substantial transfers to the Budget Stabilization Fund in 1993 and 1994. A positive cash balance in the combined General Fund/School Aid Fund was recorded at September 30, 1990. In the 1991 through 1993 fiscal years, the State experienced deteriorating cash balances which necessitated short-term borrowing and the deferral of certain scheduled cash payments. The State did not borrow for cash flow purposes in 1994, but borrowed $500 million in 1995 and has borrowed $900 million in 1996. The State anticipates borrowing for cash flow purposes in the current fiscal year. The State's Budget Stabilization Fund received year-end transfers from the General Fund of $283 million in 1993 and $464 million in 1994, bringing the balance in the Budget Stabilization Fund to $779 million at September 30, 1994.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers.

On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from other new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

In addition, the State Legislature recently adopted a package of state tax cuts, including a phase out of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax.

There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Michigan Municipal Securities in the Portfolio or the ability of the respective obligors to pay interest on or principal of the Michigan Municipal Securities in the Portfolio, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level provided under formulas by $10.9 million in the 1991 fiscal year, $34.4 million in the 1992 fiscal year, $45.5 million in the 1993 fiscal year, $54.5 million in the 1994 fiscal year, and $67.0 million (budgeted) in the 1995 fiscal year.

The Michigan Portfolio may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit of debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.


Short-Term Obligations of State and Local Governmental Issuers

The Prime Obligation Money Market Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

Options

The Golden Oak Diversified Growth, Golden Oak Michigan Tax Free Bond and Golden Oak Intermediate- Term Income Portfolios may write call options on a covered basis only. The Golden Oak Michigan Tax Free Bond and the Golden Oak Intermediate-Term Income Portfolios may also enter into bond futures contracts and options on such contracts. Neither Portfolio will engage in option writing strategies for speculative purposes. The Golden Oak Growth and Income Portfolio may write and sell both call options and put options, provided that the aggregate value of such options does not exceed 15% of the Portfolio's net assets as of the time such options are entered into by the Portfolio.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

Covered Call Writing. The Golden Oak Diversified Growth Portfolio may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of the Portfolio's net assets as of the time such options are entered into by the Portfolio. The advantage to the Portfolio of writing covered calls is that the Portfolio receives a premium which is additional income. However, if the security rises in value, the Portfolio may not fully participate in the market appreciation.

In covered call options written by a Portfolio, the Portfolio will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected the Portfolio would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Repurchase Agreements


The Portfolios may invest in repurchase agreements which are agreements by which a person (e.g., a portfolio) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Portfolios, the portfolio must take actual or constructive possession of the underlying collateral. However, if the seller defaults, the Portfolios could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolios may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolios are treated as an unsecured creditor and required to return the underlying security to the seller's estate.

Restricted Securities

The Prime Obligation Money Market Portfolio and the Golden Oak Growth and Income Portfolio may invest in restricted securities that are securities in which the Trust may otherwise invest as provided in the Prospectus and this Statement of Additional Information. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or an exemption from registration. The Prime Obligation Money Market Portfolio and the Golden Oak Growth and Income Portfolio may invest up to 10% and 15%, respectively, of their net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper. Each Portfolio may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

The purchase of unrated securities by the Adviser or Sub-Adviser is subject to the approval of or ratification by the Trustees.

Securities Lending

The Golden Oak Prime Obligation Money Market, Golden Oak Diversified Growth, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Golden Oak Growth and Income Portfolios may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the United States Government or its agencies, or any combination of cash and such securities, as collateral equal to 102% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceed one-third of the value of a Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Sub-Adviser to be of good standing and when, in the judgment of the Adviser or Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor or a broker/dealer affiliate of the Adviser or Sub-Adviser as a broker in these transactions.

The Trust is not prohibited from investing in obligations of banks which are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations of the Adviser or Sub-Adviser.

Strategic Transactions

The Golden Oak Growth and Income Portfolio may, but is not required to, utilize various investment strategies to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's investment portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with the applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

Strategic Transactions have associated risks including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, losses greater than if they had not been used. Use of put and call options, currency transactions or options and futures transactions entails certain risks as described herein and in the Prospectus in sections relating to such investment or instruments. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Sub-Advisor, it is in the best interest of the Portfolio to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.

The use of Strategic Transactions for portfolio management purposes involves special considerations and risks. Additional risks pertaining to particular strategies that make up Strategic Transactions are described in other sections to this SAI. Successful use of most Strategic Transactions depends upon the Sub-Adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which Strategic Transactions are traded. Strategic Transactions, if successful, can reduce risk of loss or enhance income, by wholly or partially offsetting the negative effect of, or accurately predicting, unfavorable price movements or currency fluctuations in the related portfolio or currency position. However, Strategic Transactions can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the positions. In addition, the portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Strategic Transactions involving obligations to third parties (i.e., Strategic Transactions other than purchased options). These requirements might impair the Portfolio's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security or currency position at a disadvantageous time.

STRIPS

The Golden Oak Prime Obligation Money Market, Golden Oak Intermediate-Term Income and Golden Oak Growth and Income Portfolios may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate a Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 adopted under the 1940 Act, the Adviser will only purchase STRIPS for the Golden Oak Prime Obligation Money Market Portfolio that have a remaining maturity of 397 days or less; therefore, the Portfolio currently may only purchase interest component parts of U.S. Treasury Securities. The Adviser or Sub-Adviser of a Portfolio will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Golden Oak Prime Obligation Money Market Portfolio.


U.S. Government Agency Securities

Certain of the investments of all of the Portfolios may include U.S. Government Agency Securities. Agencies of the United States Government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Variable Amount Master Demand Notes

The Golden Oak Prime Obligation Money Market, Golden Oak Intermediate-Term Income and Golden Oak Michigan Tax Free Bond Portfolios may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The Adviser or Sub-Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratio of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

When-Issued Securities

The Golden Oak Prime Obligation Money Market, Golden Oak Intermediate-Term Income and Golden Oak Michigan Tax Free Bond Portfolios may invest in when-issued securities.

These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolios will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to purchase when-issued securities. If the value of these assets declines, the Portfolios will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings


Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +,1 and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment.

Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the "highest" quality on the basis of relative repayment capacity.


The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA Limited ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.


Description of Municipal Note Ratings
Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
         o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).
         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P note rating symbols are as follows:
SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

Description of Corporate Bond Ratings

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated Duff-1 are judged by Duff to be of the highest credit qualify with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds rated BBB+, BBB, or BBB- are considered below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. Bonds rated BB+, BB or BB- are considered below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

Bonds rated B+, B or B- are considered below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

INVESTMENT LIMITATIONS

Fundamental Policies

In addition to those identified in the Prospectus, the following policies are fundamental and may not be changed without the consent of a majority of a Portfolio's outstanding shares, except for the limitations provided in paragraphs 6 and 8 below, which are non-fundamental policies only for the Golden Oak Growth and Income Portfolio. The term "a majority of a Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's shares, whichever is less.

A Portfolio may not:

1.       Acquire more than 10% of the voting securities of any one issuer.

2.       Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

5. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to their permitted investments, any Portfolio may invest in companies which invest in real estate commodities or commodities contracts and may invest in financial futures contracts and related options.

6. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a portfolio security.

8. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. The Golden Oak Prime Obligation Money Market Portfolio will invest in the shares of another money market fund only if (i) such other money market fund is subject to Rule 2a-7 under the 1940 Act; (ii) such other money market fund has investment criteria equal to or higher than those of such Portfolio; and (iii) the Trust's Board of Trustees monitors the activities of such other money market fund. The Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, any such Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolios assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolios. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

         It is the position of the SEC's staff that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act, and either (a) investments in such instruments are subject to the limitations set forth above, or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

9. Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

No Portfolio may invest in warrants, except that the Golden Oak Diversified Growth Portfolio and the Golden Oak Growth and Income Portfolio may invest in warrants in an amount not exceeding 5% of the Portfolio's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange or, for the Golden Oak Growth and Income Portfolio, an exchange with comparable listing requirements.

No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of a portfolio's assets (10% for the Golden Oak Prime Obligation Money Market Portfolio).

No Portfolio may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

No Portfolio may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if, as a result more than 5% of total assets (taken at fair market value) of the Portfolio would be invested in such securities, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or municipal securities which are rated by at least 2 nationally recognized bond rating services.

No Portfolio except for the Golden Oak Growth and Income Portfolio may write or purchase puts, calls, options or combinations thereof, except that the Golden Oak Intermediate-Term Income, Golden Oak Diversified Growth and Golden Oak Michigan Tax Free Bond Portfolios may write covered call options with respect to any or all parts of its Portfolio securities, and the Golden Oak Diversified Growth, Golden Oak Intermediate-Term Income and Golden Oak Michigan Tax Free Bond Portfolios may purchase puts as described in the Prospectus. The Golden Oak Growth and Income, Golden Oak Diversified Growth, Golden Oak Intermediate-Term Income and Golden Oak Michigan Tax Free Bond Portfolios may sell options previously purchased and enter into closing transactions with respect to covered call options.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

The Trust and Citizens' Commercial & Savings Bank (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser will not be required to bear expenses of any Portfolio of the Trust to an extent which would result in a Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.


For the fiscal years ended January 31, 1994, January 31, 1995 and January 31, 1996 the Portfolios paid the following advisory fees:



===================================================================================================================================
               Portfolio                               Fees Paid (000)                              Fees Waived (000)
                                       --------------------------------------------------------------------------------------------
                                         1994           1995           1996           1994           1995          1996
-----------------------------------------------------------------------------------------------------------------------------------

Golden Oak Diversified                   $120           $171           $241           $20             $39           $26
Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Growth and                      *              *              *              *              *               *
Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Intermediate-                 $159           $208           $295           $93             $154          $177
Term Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Michigan Tax                    *              *              *              *              *               *
Free Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation              $36            $28            $18            $266            $287          $477
Money Market Portfolio
===================================================================================================================================


* Not in operation during such period.

THE SUB-ADVISERS

Wellington Management Company

Wellington Management Company ("Wellington Management") serves as sub-adviser to the Golden Oak Prime Obligation Money Market Portfolio. The Trust, the Adviser and Wellington Management have entered into a sub-advisory agreement.

For the fiscal years ended January 31, 1994, January 31, 1995 and January 31, 1996, the Portfolio paid the following sub-advisory fees:


===================================================================================================================================
              Portfolio                               Fees Paid (000)                               Fees Waived (000)
                                      ---------------------------------------------------------------------------------------------
                                             1994           1995           1996           1994            1995            1996
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation                  $75            $27            $124            $0              $0              $0
Money Market Portfolio
===================================================================================================================================



Nicholas-Applegate Capital Management
Effective August 31, 1995, Nicholas-Applegate Capital Management
("Nicholas-Applegate") began serving as sub-adviser to the Golden Oak Diversified Growth Portfolio. The Adviser and Nicholas-Applegate have entered into a sub-advisory agreement.

For the fiscal year ended January 31, 1996, the Nicholas-Applegate received the following sub-advisory fee from the Adviser:


=============================================================================================================
              Portfolio                         Fees Paid (000)                   Fees Waived (000)
                                      -----------------------------------------------------------------------
                                                     1996                               1996
-------------------------------------------------------------------------------------------------------------
Golden Oak Diversified                                $54                               $0
Growth Portfolio
=============================================================================================================

Scudder, Stevens & Clark, Inc.
Scudder, Stevens & Clark, Inc. ("Scudder"), an investment counsel firm, serves as sub-adviser to the Golden Oak Growth and Income Portfolio.

Certain investments may be appropriate for the Portfolio and also for other clients advised by Scudder. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by Scudder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of Scudder in the interest of achieving the most favorable net results to the Portfolio.


The Golden Oak Growth and Income Portfolio had not commenced operations as of January 31, 1996.


THE ADMINISTRATOR

The Trust and SEI Financial Management Corporation (the "Administrator") have entered into an administration agreement (the "Administration Agreement") dated January 28, 1993, as amended and restated on May 17, 1994. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement shall remain in effect with respect to the Golden Oak Family of Funds until January 31, 1998, and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.


The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

For the fiscal years ended January 31, 1994, January 31, 1995 and January 31, 1996, the Administrator received the following fees:


===================================================================================================================================
               Portfolio                               Fees Paid (000)                               Fees Waived (000)
                                       --------------------------------------------------------------------------------------------
                                             1994            1995           1996           1994           1995            1996
-----------------------------------------------------------------------------------------------------------------------------------

Golden Oak Diversified                       $38             $57            $72            $0            $0              $0
Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Growth and                         *               *              *              *             *               *
Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Intermediate-                    $101            $145           $189            $0            $0              $0
Term Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Michigan Tax                       *               *              *              *             *               *
Free Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation                 $197            $209           $325            $5            $0              $6
Money Market Portfolio
===================================================================================================================================

* Not in operation during such period.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), which applies to both Class A and Class B shares of the Portfolios. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor. The Distributor will receive no compensation for distribution of Class A shares. Class B has a distribution plan (the "Class B Distribution Plan").

Class B Distributions

The Distribution Agreement and the Class B Distribution Plan adopted by the Class B shareholders provides that the Class B shares of each Portfolio will pay the Distributor a fee of .25% of the average daily net assets which the Distributor can use to compensate/broker dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class B shareholders or their customers who beneficially own Class B shares.

The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees, or by a majority vote of the outstanding securities of the Trust upon not more than 60 days written notice by either party.

The Trust has adopted the Class B Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class B Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of such Class B Distribution Plan or any agreements related to it ("Qualified Trustees"). The Class B Distribution Plan requires that quarterly written reports of amounts spent under the Class B Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Class B Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal years ended January 31, 1994, January 31, 1995 and January 31, 1996, the Portfolios paid the following distribution fees:


=============================================================================================================================
                 Portfolio                                               Distribution Fees Paid
                                            ---------------------------------------------------------------------------------
                                                      1994                     1995                        1996
-----------------------------------------------------------------------------------------------------------------------------
Golden Oak Diversified Growth                         $209                    $388                        $382
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Golden Oak Growth and Income                            *                       *                           *
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Golden Oak Intermediate-Term                          $527                    $876                        $596
Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Golden Oak Michigan Tax Free                            *                       *                           *
Bond Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation                           $30                     $22,430                 $137,930
Money Market Portfolio
=============================================================================================================================

* Not in operation during such period.



TRUSTEES AND OFFICERS OF THE TRUST


The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087-1658. Certain officers of the Trust also serve as Trustees and/or officers of The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust, each of which is an open-end management investment company.

ROBERT A. NESHER - Trustee* - Date of Birth: 8/17/46. 8 South Street, Kennebunkport, ME 04046. Retired since 1994. Director, Executive Vice President of SEI Corporation (1986-1994). Director and Executive Vice President of SEI and the Administrator and the Distributor (1981-1994).

JOHN T. COONEY - Trustee** - Date of Birth: 1/20/27.569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A. (1989-1992), and MTrust Corp. (1985-1989).

WILLIAM M. DORAN - Trustee* - Date of Birth: 5/26/40. 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP(law firm). Counsel to the Trust, Administrator and Distributor (1990-present). Director and Secretary of SEI.

FRANK E. MORRIS - Trustee** - Date of Birth: 12/30/23. 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College since 1989. President, Federal Reserve Bank of Boston (1968-1988).

ROBERT A. PATTERSON - Trustee** - Date of Birth: 11/5/17. 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp. Member and Treasurer, Board of Trustees of Grove City College.

GENE PETERS - Trustee** - Date of Birth: 6/3/29. 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978.

JAMES M. STOREY - Trustee** - Date of Birth: 4/12/31. Ten Post Office Square South, Boston, MA 02109. Retired since 1993. Formerly Partner of Dechert Price & Rhoads (law firm).

DAVID G. LEE - President, Chief Executive Officer - Date of Birth: 4/16/52. Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Date of Birth: 10/18/53. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Date of Birth: 4/15/61. Senior Vice President, General Counsel and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Vice President and Assistant Secretary of the SEI, Administrator and the Distributor (1992-1994). Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

JEFFREY A. COHEN, CPA - Controller, Chief Financial Officer - Date of Birth:
4/22/61. Vice President, International and Domestic Funds Accounting, SEI Corporation since 1991. Audit Manager, Price Waterhouse prior to 1991.

KATHRYN L. STANTON - Vice President, Assistant Secretary - Date of Birth:
11/18/58. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius (law firm) 1989-1994.

JOSEPH M. LYDON - Vice President, Assistant Secretary - Date of Birth: 9/27/59. Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Advisor, Dreman Value Management and President of Dreman Financial Services, Inc. prior to 1995.

TODD CIPPERMAN - Vice President, Assistant Secretary - Date of Birth: 2/14/66. Vice President and Assistant Secretary of SEI, the Administrator and the Director since 1995. Associate, Dewey Ballantine (law firm)(1994-1995). Associate, Winston & Strawn (law firm)(1991-1994).

RICHARD W. GRANT - Secretary - Date of Birth: 10/25/45. 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP(law firm), Counsel to SEI, the Trust, Administrator and the Distributor (1990- present).

---------------
 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.

** Messrs. Cooney, Morris, Patterson, Peters and Storey serve on the Audit
   Committee of the Trust.


The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended January 31, 1996, the Trust paid the unaffiliated Trustees aggregate fees of $61,924.25.


                                                COMPENSATION TABLE


================================================================================================================================
Name of Person,           Aggregate                 Pension or                Estimated Annual          Total Compensation
Position                  Compensation From         Retirement Benefits       Benefits Upon             From Registrant and
                          Registrant                Accrued as Part of        Retirement                Fund Complex Paid
                                                    Fund Expenses                                       to Trustees for the
                                                                                                        Fiscal Year Ended
                                                                                                        January 31, 1996 1
--------------------------------------------------------------------------------------------------------------------------------
John T. Cooney,           $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Patterson,      $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Gene Peters, Trustee      $12,384.82                N/A                       N/A                       $12,384.82
--------------------------------------------------------------------------------------------------------------------------------
Frank E. Morris,          $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher,         $0                        N/A                       N/A                       $0
Trustee *
--------------------------------------------------------------------------------------------------------------------------------
William M. Doran,         $0                        N/A                       N/A                       $0
Trustee *
--------------------------------------------------------------------------------------------------------------------------------
James A. Storey,          $12,384.82                N/A                       N/A                       $12,384.82
Trustee
================================================================================================================================

1 Total Compensation for service on one board.

* A Trustee who is an "interested person" as defined in the 1940 Act.


COMPUTATION OF YIELD

From time to time, each Portfolio may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.


The "yield" of the Portfolios refers to the income generated by an investment in a Portfolio over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


The current yield of the Portfolios will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolios is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of these Portfolios fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.


For the 7-day period ended January 31, 1996, the Golden Oak Prime Obligation Money Market Portfolios' yield was 5.26% for Class A and 5.01% for Class B and the effective yield was 5.40% for Class A and 5.14% for Class B.

The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2[((a-b)/cd) + 1)/6/-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.



For the 30-day period ended January 31, 1996, the Portfolios' yields were 0.29% for Class A of the Golden Oak Diversified Growth Portfolio and 4.88% for Class A and 4.42% for Class B of the Golden Oak Intermediate Term Income Portfolio. As of January 31, 1996, the Golden Oak Michigan Tax Free Bond and Golden Oak Growth and Income Portfolios had not commenced operations.


The Portfolios may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

CALCULATION OF TOTAL RETURN


From time to time, the Golden Oak Diversified Growth, Golden Oak Growth and Income, Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond and Prime Obligation Money Market Portfolios may advertise total return. The total return of the Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolios commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.


Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 1996 and for the one, five and ten year periods ended January 31, 1995 were as follows:


===================================================================================================================================
              Portfolio                          Class                              Average Annual Total Return
                                                                -------------------------------------------------------------------
                                                                  One Year           Five           Ten           Since
                                                                                     Year           Year          Inception
-----------------------------------------------------------------------------------------------------------------------------------

Golden Oak Diversified                  Class A                   18.81%             N/A            N/A           22.77%
Growth Portfolio
                                      ---------------------------------------------------------------------------------------------
                                        Class B (without          18.43%             N/A            N/A           26.74%
                                        load)
                                      ---------------------------------------------------------------------------------------------
                                        Class B (with             11.59%             N/A            N/A           19.48%
                                        load)
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Growth and                   Class A                        *               *              *               *
Income Portfolio
                                      ---------------------------------------------------------------------------------------------
                                        Class B (without               *               *              *               *
                                        load)
                                      ---------------------------------------------------------------------------------------------
                                        Class B (with                  *               *              *               *
                                        load)
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Intermediate-                Class A                   12.83%             N/A            N/A          18.76%
Term Income Portfolio
                                      ---------------------------------------------------------------------------------------------
                                        Class B (without          12.54%             N/A            N/A          15.03%
                                        load)
                                      ---------------------------------------------------------------------------------------------
                                        Class B (with              7.46%             N/A            N/A           9.83%
                                        load)
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Michigan Tax                 Class A                        *               *              *               *
Free Bond Portfolio
                                      ---------------------------------------------------------------------------------------------
                                        Class B (without               *               *              *               *
                                        load)
                                      ---------------------------------------------------------------------------------------------
                                        Class B (with                  *               *              *               *
                                        load)
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation             Class A                    5.74%             N/A            N/A          13.35%
Money Market Portfolio
                                      ---------------------------------------------------------------------------------------------
                                        Class B (without           5.47%             N/A            N/A           9.74%
                                        load)
===================================================================================================================================



* Not in operation during such period.

PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay for the redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

LETTER OF INTENT

Reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided to the Trust's transfer agent, that does not legally bind the signer to purchase any set number of shares and provides for the holding in escrow by the Administrator of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Golden Oak Prime Obligation Money Market Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by Rule 2a-7 promulgated under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures that are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

The securities of the Golden Oak Intermediate-Term Income, Golden Oak Michigan Tax Free Bond, Golden Oak Diversified Growth and Golden Oak Growth and Income Portfolios are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Portfolios' Prospectus is not intended as a substitute for careful tax planning.

Federal Income Taxes

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

All Portfolios

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stock or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than United States Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

Any net realized long-term capital gains of the Portfolios will be distributed at least annually. The Portfolios will have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares in a Portfolio. Such distributions will be designated as a capital gains dividend in a written notice mailed to shareholders after the close of the Portfolio's taxable year.

Any gain or loss recognized on a sale or redemption of shares in a Portfolio by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term gain or loss. If a shareholder disposes of shares in a Portfolio at a loss before having held those shares for more than six months, however, such loss will be treated as a long-term capital loss to the extent the shareholder has received a long-term capital gain distribution on the shares.

A dividends received deduction generally is available to corporations that receive dividends from domestic corporations. Dividends paid by the equity Portfolios will be eligible for the dividends received deduction for corporate shareholders to the extent they are derived by the Portfolio from dividends from domestic corporations. Equity Portfolios shareholders will be advised each year of the portion of ordinary income dividends eligible for the dividends received deduction.

Dividends received from other portfolios, e.g., money market or fixed income portfolios, will not be eligible for the dividends received deduction. Individual shareholders are not entitled to the dividends received deduction regardless of which portfolio paid the dividend.

Notwithstanding the distribution requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Although the Portfolios expect to qualify as regulated investment companies and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of a Portfolio and its shareholders under such laws may differ from its treatment under federal income tax laws.

If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Moreover, upon distribution to shareholders, the Portfolio's income, including, in the case of the Michigan Tax Free Bond Portfolio, Municipal Securities interest income, will be taxable to shareholders to the extent of the Portfolio's current and/or accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the dividends received deduction.

A Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided the Portfolio either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Portfolio that such shareholder is not subject to backup withholding.

State Taxes

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolios to shareholders and the ownership of shares may be subject to state and local taxes.

Additional Tax Information Concerning the Michigan Tax Free Bond Portfolio

As indicated in the Prospectus, the Michigan Tax Free Bond Portfolio is designed to provide shareholders with current tax-exempt interest income and is not intended to constitute a balanced investment program. Certain recipients of Social Security and railroad retirement benefits may be required to take into account income from the Michigan Tax Free Bond Portfolio in determining the taxability of their benefits. In addition, the Michigan Tax Free Bond Portfolio may not be an appropriate investment for shareholders that are "substantial users" or persons related to such users of facilities financed by private activity bonds or industrial revenue bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. All shareholders should consult their tax advisors to determine the potential effect of investing in the Michigan Tax Free Bond Portfolio, if any, on their liability for federal, state, and local taxes.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Portfolio's total assets consists of securities the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. The policy of the Michigan Tax Free Bond Portfolio is to pay each year as dividends substantially all of its interest income, net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Michigan Tax Free Bond Portfolio, and designated by the Portfolio as an exempt-interest dividend in a written notice mailed to shareholders within 60 days after the close of such Portfolio's taxable year. However, aggregate exempt-interest dividends for the taxable year may not exceed the net interest from Municipal Securities and other securities exempt from the regular federal income tax received by the Portfolio during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Michigan Tax Free Bond Portfolio during such year, regardless of the period for which the shares were held.

Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they were derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during the taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends.

Issuers of bonds purchased by the Michigan Tax Free Bond Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with the covenants.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

Although the Michigan Tax Free Bond Portfolio does not expect to earn any investment company taxable income (as defined by the Code), any income earned on taxable investments will be distributed and will be taxable to shareholders as ordinary income. In general, "investment company taxable income" comprises taxable net investment income and net short-term capital gain. The Michigan Tax Free Bond Portfolio would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it is anticipated that no such tax will be paid by the Portfolio.

As indicated in the Prospectus, the Michigan Tax Free Bond Portfolio may acquire puts with respect to Municipal Securities held in its portfolio. See "Additional Description Of Permitted Investments -- Puts on Municipal Securities" in this Statement of Additional Information. The policy of the Portfolio is to limit acquisitions of puts to those under which an acquiring Portfolio will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Portfolio. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that this Portfolio could acquire under the 1940 Act. Therefore, although the Michigan Tax Free Bond Portfolio will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion. If the Michigan Tax Free Bond Portfolio were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser and/or Sub-Adviser is responsible for placing the orders to execute transactions for the Portfolio. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser and/or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available if the difference is reasonably justified by other aspects of the portfolio execution securities offered.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser and/or Sub-Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.


-----------------------------------------------------------------------------------------------------------------------------------
            Portfolio/Class                           Dollar Amount of Load                         Dollar Amount of Load
                                                                                                       Retained By SFS
                                         ------------------------------------------------------------------------------------------
                                                1994            1995           1996           1994           1995          1996
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Diversified Growth                  $1,958            ---            $0            $230           ---            $0
Portfolio-Class B
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Growth and                            *                *              *             *              *              *
Income Portfolio-Class B
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Intermediate-Term                    $20              ---            $0             $3            ---            $0
Income Portfolio-Class B
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Michigan Tax Free                     *                *              *             *              *              *
Bond Portfolio-Class B
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation                     N/A              N/A            N/A           N/A            N/A            N/A
Money Market Portfolio-Class B
===================================================================================================================================


* Not in operation during such period.

TRADING PRACTICES AND BROKERAGE

The Adviser and/or Sub-Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Adviser's and/or Sub-Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Adviser and/or Sub-Adviser pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Adviser and/or Sub-Adviser either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Adviser and/or Sub-Adviser may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser and/or Sub-Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser and/or Sub-Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Adviser and/or Sub-Adivser believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily portfolio pricing services to the Adviser and/or Sub-Adviser. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.


For the fiscal years ended January 31, 1995 and January 31, 1996, the Portfolios paid the following brokerage commissions:



===================================================================================================================================
             Portfolio                        Total Brokerage                  Amount Paid to                  Amount Paid to
                                                Commission                       Distributor                     Affiliates
                                    ===============================================================================================
                                        1995             1996            1995            1996            1995           1996
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Diversified                $85,419          $131,064         $0              $0              $0             $0
Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Intermediate-              $0               $0               $0              $0              $0             $0
Term Income Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime                      $0               $0               $0              $0              $0             $0
Obligation Money Market
Portfolio
===================================================================================================================================

For the fiscal year ended January 31, 1996, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:



============================================================================================================================
           Portfolio                 Total Dollar Amount            Total Dollar Amount               % of Directed
                                        of Brokerage                  of Transactions              Brokerage to Total
                                       Commissions for              Involving Directed                  Brokerage
                                      Research Services                  Brokerage
                                                                      Commissions for
                                                                     Research Services
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Diversified                     $84,600                       $84,600                         100%
Growth Portfolio
----------------------------------------------------------------------------------------------------------------------------
Golden Oak                                  N/A                           N/A                             N/A
Intermediate-Term
Income Portfolio
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime                           $0                            $0                              $0
Obligation Portfolio
============================================================================================================================

For the fiscal year ended January 31, 1996, the Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Growth and Income Portfolio have not commenced operations.


The Adviser and/or Sub-Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and/or Sub-Adviser and the Trust's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser and/or Sub-Adviser may place orders with broker/dealers that have agreed to defray certain Portfolio expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Adviser and/or Sub-Adviser as a factor in the selection of brokers and dealers to execute portfolio transactions for such Portfolio.

It is expected that the Adviser and/or Sub-Adviser may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated thereunder by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser and/or Sub-Adviser may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to a Portfolio or payment of certain Portfolio expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. For the fiscal year ended January 31, 1994, the Portfolios paid no brokerage commissions to the Distributor. Aggregate brokerage commissions paid by the Portfolios for this period were $52,000.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Portfolios each of which represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolios. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


5% SHAREHOLDERS
As of March 1, 1996, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

Golden Oak Prime Obligation Money Market Portfolio Class-A: Washavco, Attn:
Trust Operations, 101 N. Washington Ave, Saginaw, MI 48607, 99.90%.

Golden Oak Prime Obligation Money Market Portfolio Class-B: Second National Bank, c/o Citizens Bank, Attn: Caryl Irrer, One Citizens Banking Center, Flint, MI 48502, 31.86%; Citizens Bank, Attn: Caryl Irrer, One Citizens Banking Center, Flint, MI 48502, 42.22%; Commercial National Bank of Berwyn, c/o Citizens Bank,
Attn: Caryl Irrer, One Citizens Banking Center, Flint, MI 48502-2401, 8.38%.

Golden Oak Intermediate-Term Income Portfolio Class-A: Washavco, Attn: Trust Operations, 101 N. Washington Ave, Saginaw, MI 48607, 100.00%.

Golden Oak Intermediate-Term Income Portfolio Class-B: Reggie L. Hockin & Lucy
C. Hockin, 1151 Westwood Dr., Flint, MI 48532, 17.19%; Edith F. Smith, 5625 Standish Road, Bentley, MI 48613, 22.24%; John W. Ennest TTEE, The John W. Ennest Trust, 5412 Pepper Mill, Grand Blanc, MI 48532, 17.19%; Bruce H. & Elizabeth A. Schwartz TTEE, FBO Bruce & Elizabeth Schwartz Rev. Living Trust, 16053 Pretty Lake Dr., Mecosta, MI 49332-9617, 7.64%; Hazel I. Beach & Terry Niederstadt & William S. Beach & Darlene Niederstadt JTTN, 1046 S. Graham Rd., Flint, MI 48532, 7.12%; Harold R. Clingensmith & Josephine Clingensmith TTEES, Harold and Josephine Clingensmith Living Trust, 3143 Poplar Ave., Grayling, MI 49738, 7.05%; Everen Clearing Corp. Cust., FBO Barbara L. Isetts, 4705 North Mackinaw, Pinconning, MI 48650-8431, 6.45%.

Golden Oak Diversified Growth Portfolio Class-A: Washavco, Attn: Trust Operations, 101 N. Washington Ave, Saginaw, MI 48607, 100%.

Golden Oak Diversified Growth Portfolio Class-B: Kemper Clearing Corp. Cust., FBO William C. Crick Sep. IRA, 603 Greenwich Lane, Grand Blanc, MI 48439, 5.06%; John W. Ennest TTEE, The John W. Ennest Trust, 5412 Pepper Mill, Grand Blanc, MI 48439, 17.78%; Nicholas J. Cilfone & Elizabeth A. Cifone JTWROS, 4810 Arboretum, Saginaw, MI 48603, 9.10%; James N. Johnson CONS, Lindsay S. Johnson, 5410 Stoney Hill CT., Grand Blanc, MI 48439, 8.82%; Eagle Trust Company, Cust. for IRA of David H. Buick, 3008 Gehring Dr., Flint, MI 48506, 8.71%, Everen Clearing Corp Cust. FBO Barbara L. Isetts, 4705 North Mackinaw, Pinconning, MI 48650, 8.26%; Everen Clearing Corp Cust. FBO Elaine H. Schultz, 5302 Holland, Saginaw, MI 48601-9409, 5.37%.


EXPERTS

The financial statements in this Statement of Additional Information have been examined by Price Waterhouse LLP, independent accountants, as indicated in their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS


Following are the audited financial statements of the Portfolios for the fiscal year ended January 31, 1996, and the Report of Independent Accountants of Price Waterhouse LLP dated March 8, 1996, relating to the financial statements, including the financial highlights of the Portfolios. The Golden Oak Michigan Tax Free Bond and Golden Oak Growth and Income Portfolios had not commenced operations as of January 31, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
Golden Oak Prime Obligation Money Market,
Golden Oak Intermediate-Term Income and
Golden Oak Diversified Growth Portfolios of
The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Golden Oak Prime Obligation Money Market, Golden Oak Intermediate-Term Income and Golden Oak Diversified Growth Portfolios of The Arbor Fund (hereafter referred to as the "Fund") at January 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Philadelphia, PA
March 8, 1996

STATEMENT OF NET ASSETS                              GOLDEN OAK FAMILY OF FUNDS
January 31, 1996
                                      Face
 PRIME OBLIGATION MONEY              Amount     Value
 MARKET PORTFOLIO                     (000)     (000)
------------------------------------------------------


COMMERCIAL PAPER -- 53.0%
Abbey National PLC
    5.610%, 02/29/96               $5,000     $4,978
American Express Credit
    5.600%, 02/29/96                5,000      4,978
American Home Products
    5.720%, 02/02/96                2,000      2,000
Banque National de Paris
    5.510%, 05/21/96                5,000      4,916
Burlington Northern Santa Fe
    5.900%, 02/28/96                1,500      1,493
Canadian Wheat Board
    5.670%, 03/04/96                5,000      4,975
Cariplo Finance
    5.610%, 03/04/96                1,000        995
Chevron Transport
    5.520%, 04/17/96                5,600      5,535
CIESCO
    5.580%, 03/08/96                6,000      5,967
ESC Securitization
    5.680%, 02/22/96                2,000      1,993
General Electric Capital
    5.700%, 02/09/96                2,000      1,998
Goldman Sachs Group
    5.440%, 03/11/96                5,000      4,971
Household International
    5.650%, 03/08/96                4,000      3,977
ING Finance
    5.440%, 04/08/96                6,000      5,939
International Business
    Machines Credit
    5.650%, 02/13/96                1,000        998
5.510%, 04/24/96                    5,000      4,937
Kredietbank NA Finance
    5.740%, 02/05/96                2,000      1,999
NationsBank
    5.190%, 06/28/96                6,000      5,872
Norwest Financial
    5.690%, 02/28/96                3,000      2,987
PNC Funding
    5.770%, 02/05/96                1,000        999
Province of Quebec
    5.080%, 07/17/96                6,200      6,054
Sears Roebuck Acceptance
    5.720%, 02/13/96                5,000      4,990
Toshiba America
    5.400%, 04/02/96                2,500      2,477

                                      Face
 PRIME OBLIGATION MONEY              Amount     Value
 MARKET PORTFOLIO(continued)          (000)     (000)
------------------------------------------------------


COMMERCIAL PAPER--(CONTINUED)
Westpac Banking
    5.530%, 04/30/96               $5,000     $4,932
Zeneca Wilmington
    5.350%, 04/17/96                6,000      5,932
                                             -------
        Total Commercial Paper
           (Cost $96,891,592)                 96,892
                                             -------

U.S. GOVERNMENT AGENCY
    OBLIGATIONS -- 8.2%
FFCB
    5.562%, 11/15/96                1,000        958
FNMA
    5.330%, 05/10/96                5,000      4,927
FNMA (A)
    5.340%, 05/25/99                9,000      9,000
                                             -------
        Total U.S. Government
           Agency Obligations
           (Cost $14,885,113)                 14,885
                                             -------

FLOATING RATE INSTRUMENTS -- 11.5%
First Bank of South Dakota (A)
    5.605%, 05/06/96                5,000      5,000
General Electric Capital (A)
    5.867%, 08/22/96                3,000      3,001
Peoples Security Life (A)
    6.090%,                         3,000      3,000
PNC Bank (A)
    5.549%, 01/06/97                5,000      4,996
SMM Trust 1995-I (A)
    5.582%, 05/29/96                4,000      4,000
SMM Trust 1995-N (A)
    5.925%, 11/15/96                1,000      1,000
                                             -------
      Total Floating Rate Instruments
         (Cost $20,996,693)                   20,997
                                             -------

CERTIFICATES OF DEPOSITS -- 16.4%
Bank of Tokyo
    5.590%, 03/12/96                6,000      6,000
BankAmerica
    5.270%, 06/25/96                6,000      6,000
Chase Manhattan
    5.770%, 04/15/96                4,000      4,000


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996
                                      Face
 PRIME OBLIGATION MONEY              Amount     Value
 MARKET PORTFOLIO(continued)          (000)     (000)
------------------------------------------------------


CERTIFICATES OF DEPOSITS -- (CONTINUED)
First of America Bank
    5.340%, 05/23/96               $5,000     $5,000
National Westminster Bank
    5.760%, 02/22/96                6,000      6,000
Wilmington Trust of Delaware
    5.680%, 03/27/96                3,000      3,000
                                             -------
      Total Certificates Of Deposits
         (Cost $30,000,054)                   30,000
                                             -------

BANKERS ACCEPTANCE -- 3.3%
Barnett Banks
    5.590%, 03/06/96                6,000      5,968
                                             -------
      Total Bankers Acceptance
         (Cost $5,968,323)                    5,968
                                             -------

BANK NOTES -- 4.9%
Bank of Hawaii
    5.570%, 11/06/96                6,000      6,006
Bank of New York
    5.520%, 05/22/96                3,000      2,999
                                             -------
        Total Bank Notes
           (Cost $9,004,651)                   9,005
                                             -------

REPURCHASE AGREEMENT -- 6.2%
Aubrey G. Lanston Incorporated
    5.90%, dated 01/31/96, matures
    02/01/96, repurchase price
    $11,296,851 (collateralized
    by U.S. Treasury Note, par
    value $10,960,000, 6.50%,
    matures 08/15/97: market
    value $11,514,034)             11,295     11,295
                                             -------
        Total Repurchase Agreement
           (Cost $11,295,000)                 11,295
                                             -------
        Total Investments -- 103.5%
           (Cost $189,041,425)               189,042
                                             -------
OTHER ASSETS AND LIABILITIES,
    NET-- (3.5%)                              (6,340)
                                             --------


 PRIME OBLIGATION MONEY                         Value
 MARKET PORTFOLIO(concluded)                    (000)
------------------------------------------------------

NET ASSETS:
Portfolio shares of Class A (unlimited
    authorization--no par value) based
    on 107,414,718 outstanding shares
    of beneficial interest                  $107,415
Portfolio shares of Class B (unlimited
    authorization--no par value) based
    on 75,292,829 outstanding shares
    of beneficial interest                    75,293
Accumulated Net Realized Loss
    on Investments                                (6)
                                             -------
Net Assets-- 100.0%                         $182,702
                                            ========
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class A                                    $1.00
                                            ========
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class B                                    $1.00
                                            ========

FFCB--Federal Farm Credit Bank
FNMA--Federal National Mortgage Association
PLC--Private Limited Corporation
(A) Variable Rate Security - The rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996
                                     Face     Market
 INTERMEDIATE-TERM INCOME           Amount     Value
 PORTFOLIO                           (000)     (000)
------------------------------------------------------


CORPORATE OBLIGATIONS -- 23.2%
American Express Credit
    8.500%, 06/15/99               $  500       $542
American General Finance
    7.375%, 11/15/96                1,550      1,573
Anheuser Busch
    6.900%, 10/01/02                3,000      3,097
Archer Daniels Midland
    10.250%, 01/15/06               1,000      1,315
Chrysler Financial
    13.250%, 10/15/99               1,000      1,245
Comerica
    7.250%, 10/15/02                1,000      1,086
Consolidated Edison of NY
    6.500%, 02/01/01                1,000      1,029
Eli Lilly
    8.375%, 12/01/06                1,000      1,185
Ford Motor Credit
    6.250%, 11/08/00                1,000      1,019
    8.200%, 02/15/02                2,000      2,225
JP Morgan
    7.625%, 09/15/04                2,000      2,203
Lehman Brothers Holding
    5.750%, 02/15/98                1,000      1,000
Martin Marietta
    6.500%, 04/15/03                1,000      1,017
Merck
    7.750%, 05/01/96                  500        503
Pacific Gas and Electric
    8.750%, 01/01/01                1,300      1,453
RR Donnelley & Sons
    9.125%, 12/01/00                  500        577
Union Pacific
    6.125%, 01/15/04                1,000        993
WMX Technologies
    7.000%, 05/15/05                2,000      2,128
                                             -------
      Total Corporate Obligations
         (Cost $23,673,695)                   24,190
                                             -------

                                     Face     Market
 INTERMEDIATE-TERM INCOME           Amount     Value
 PORTFOLIO(continued)                (000)     (000)
------------------------------------------------------
U.S. GOVERNMENT AGENCY BONDS -- 2.4%
FNMA
    5.990%, 10/01/03              $ 1,500     $1,489
SLMA
    6.050%, 09/14/00                1,000      1,023
                                             -------
     Total U.S. Government Agency Bonds
        (Cost $2,503,255)                      2,512
                                             -------
U.S. TREASURY OBLIGATIONS -- 66.7%
U.S. Treasury Note
    6.875%, 02/28/97               20,000     20,402
    7.875%, 04/15/98               14,300     15,153
    7.750%, 02/15/01               18,500     20,512
    7.500%, 05/15/02                3,700      4,115
    7.875%, 11/15/04                7,600      8,787
    5.875%, 11/15/05                  800        817
                                             -------
      Total U.S. Treasury Obligations
         (Cost $67,957,060)                   69,786
                                             -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS -- 3.5%
FHLMC
    4.750%, 04/15/10                1,000        995
    6.500%, 03/15/17                  304        304
FNMA
    5.750%, 06/25/06                1,621      1,623
    4.750%, 02/25/09                  732        728
                                             -------
        Total U.S. Agency Mortgage-
           Backed Obligations
           (Cost $3,595,681)                   3,650
                                             -------
MUNICIPAL BONDS -- 0.7%
Texas State, GO
    7.250%, 12/01/99                  210        222
    7.250%, 06/01/00                  215        228
    7.250%, 12/01/00                  220        234
                                             -------
        Total Municipal Bonds
           (Cost $684,829)                       684
                                             -------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996

                                     Face     Market
 INTERMEDIATE-TERM INCOME           Amount     Value
 PORTFOLIO (continued)               (000)     (000)
------------------------------------------------------


REPURCHASE AGREEMENT -- 2.4%
Lehman Government Securities 5.90%,
    dated 01/31/96, matures 02/01/96,
    repurchase price $2,504,410
    (collateralized by U.S. T-Bill,
    par value $2,615,000, matures
    07/11/96: market value
    $2,556,973)                    $2,504     $2,504
                                             -------
        Total Repurchase Agreement
           (Cost $2,504,000)                   2,504
                                             -------
        Total Investments -- 98.9%
           (Cost $100,919,089)               103,326
                                             -------
OTHER ASSETS AND LIABILITIES,
    NET-- 1.1%                                 1,154
                                             -------
------------------------------------------------------
                                              Market
 INTERMEDIATE-TERM INCOME                      Value
 PORTFOLIO(concluded)                          (000)
------------------------------------------------------


NET ASSETS:
Portfolio shares of Class A (unlimited
    authorization--no par value) based
    on 10,275,420 outstanding shares
    of beneficial interest                  $102,367
Portfolio shares of Class B (unlimited
    authorization--no par value) based
    on 20,697 outstanding shares of
    beneficial interest                          216
Accumulated Net Realized Loss
    on Investments                              (510)
Net Unrealized Appreciation
    of Investments                             2,407
                                            --------
Net Assets-- 100.0%                         $104,480
                                            ========
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class A                                   $10.15
                                            ========
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class B                                   $10.15
                                            ========
Maximum Offering Price Per Share--
    Class B ($10.15/95.5%)                    $10.63
                                            ========

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GO--General Obligation
SLMA--Student Loan Marketing Association


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996

                                              Market
 DIVERSIFIED GROWTH                            Value
 PORTFOLIO                           Shares     (000)
--------------------------------------------------------


COMMON STOCK -- 93.7%
AEROSPACE -- 4.4%
McDonnell Douglas                   5,924       $527
Textron                             7,200        566
                                             -------
        Total Aerospace                        1,093
                                             -------
APPAREL -- 1.4%
Liz Claiborne                      12,500        348
                                             -------
MONEY-CENTER BANKS -- 4.5%
BankAmerica                         8,595        579
NationsBank                         8,000        559
                                             -------
        Total Money-Center Banks               1,138
                                             -------
CHEMICALS -- 2.8%
IMC Global                          9,100        341
Sigma Aldrich                       7,004        368
                                             -------
        Total Chemicals                          709
                                             -------
TELECOMMUNICATIONS EQUIPMENT-- 7.7%
Ascend Communications*             24,200        941
Glenayre Technologies*             11,100        444
U.S. Robotics*                      6,144        542
                                             -------
        Total Telecommunications
           Equipment                           1,927
                                             -------
COMPUTERS/OFFICE AUTOMATION-- 11.0%
Adaptec*                            9,029        397
Bay Networks*                      15,073        641
Cisco Systems*                      7,207        600
Seagate Technology*                 9,826        582
Sun Microsystems*                  11,400        524
                                             -------
        Total Computers/Office
           Automation                          2,744
                                             -------
DRUGS/PHARMACEUTICALS -- 1.5%
Glaxo PLC ADR                      12,900        376
                                             -------
ELECTRONIC INSTRUMENTS -- 2.0%
Raychem                             7,500        502
                                             -------
FINANCIAL SERVICES -- 5.8%
Bear Stearns                       22,396        515
Lehman Brothers Holding            21,257        545
Morgan Stanley Group                8,288        395
                                             -------
        Total Financial Services               1,455
                                             -------

                                               Market
 DIVERSIFIED GROWTH                             Value
 PORTFOLIO(continued)                Shares     (000)
-------------------------------------------------------
GROCERY PRODUCTS -- 3.2%
Dole Food                           7,800       $291
IBP                                14,200        378
Philip Morris                       1,500        139
                                             -------
        Total Grocery Products                   808
                                             -------
HOSPITALS -- 1.4%
Health Management Associates,
   Class A*                        11,700        352
                                             -------
HOTELS & LODGING -- 1.4%
HFS*                                4,000        332
                                             -------
OTHER PRODUCERS & MANUFACTURING-- 3.1%
Avery Dennison                      6,900        368
Johnson Controls                    5,600        405
                                             -------
        Total Other Producers &
           Manufacturing                         773
                                             -------
MACHINERY & EQUIPMENT -- 1.4%
Applied Materials*                  9,370        347
                                             -------
MANAGED HEALTHCARE -- 1.9%
Foundation Health*                 10,700        463
                                             -------
MEDICAL SUPPLIES -- 4.9%
Boston Scientific*                 12,415        636
Medtronic                          10,400        594
                                             -------
        Total Medical Supplies                 1,230
                                             -------
METALS -- 2.0%
Phelps Dodge                        7,800        491
                                             -------
MULTI-LINE INSURERS -- 4.7%
Safeco                             14,900        534
Travelers                           9,744        640
                                             -------
        Total Multi-Line Insurers              1,174
                                             -------
OIL & GAS PRODUCTION -- 5.7%
Panhandle Eastern                  16,100        465
Shell Transport and Trading         4,400        347
Williams                           12,989        612
                                             -------
        Total Oil & Gas Production             1,424
                                             -------
OTHER HEALTH SERVICES -- 2.2%
HBO                                 6,689        562
                                             -------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                  GOLDEN OAK FAMILY OF FUNDS
January 31, 1996
                                              Market
 DIVERSIFIED GROWTH                            Value
 PORTFOLIO(continued)                Shares     (000)
------------------------------------------------------
PAPER & PAPER PRODUCTS -- 1.3%
Kimberly-Clark                      4,100       $331
                                             -------
PETROLEUM REFINING -- 1.3%
Norsk Hydro A.S. ADR                7,900        323
                                             -------
PRINTING & PUBLISHING -- 1.4%
Gartner Group, Class A*             6,300        348
                                             -------
PROPERTY-CASUALTY INSURANCE-- 4.3%
General Re                          3,100        474
Loews                               7,260        600
                                             -------
        Total Property/Casualty
           Insurance                           1,074
                                             -------
RAILROADS -- 1.5%
Canadian Pacific                   18,900        369
                                             -------
REAL ESTATE -- 0.2%
Castle & Cooke*                     3,733         52
                                             -------
RESTAURANTS -- 0.2%
McDonald's                          1,200         60
                                             -------
SEMI-CONDUCTORS/INSTRUMENTS-- 6.6%
Altera*                             7,497        494
Avnet                               9,400        403
KLA Instruments*                   11,070        327
Xilinx*                            11,212        433
                                             -------
        Total Semi-Conductors/
           Instruments                         1,657
                                             -------
SOFTWARE -- 1.3%
Microsoft*                          3,400        315
                                             -------
TELEPHONE -- 0.8%
Sprint                              4,400        190
                                             -------
WHOLESALE -- 1.8%
McKesson                            8,800        440
                                             -------
        Total Common Stock
           (Cost $20,518,181)                 23,407
                                             -------

                                      Face     Market
 DIVERSIFIED GROWTH                  Amount     Value
 PORTFOLIO(concluded)                 (000)     (000)
-------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.6%
Lehman Government Securities (A)
    5.42%, dated 01/31/96,
    matures 02/01/96, repurchase
    price $1,136,314 (collateralized
    by U.S. Treasury Note, par value
    $1,064,307, 7.75%, matures
    11/30/99: market valu
    $1,168,864)                    $1,136     $1,136
                                             -------
        Total Repurchase Agreements
           (Cost $1,136,143)                   1,136
                                             -------
        Total Investments -- 98.3%
           (Cost $21,654,324)                 24,543
                                             -------
OTHER ASSETS AND LIABILITIES,
    NET-- 1.7%                                   425
                                             -------


NET ASSETS:
Portfolio shares of Class A (unlimited
    authorization--no par value) based
    on 2,415,724 outstanding shares of
    beneficial interest                      $23,543
Portfolio shares of Class B (unlimited
    authorization--no par value) based
    on 18,895 outstanding shares of
    beneficial interest                          185
Distributions in Excess of Net
    Investment Income                            (14)
Accumulated Net Realized Loss
    on Investments                            (1,635)
Net Unrealized Appreciation
    of Investments                             2,889
                                             -------
Net Assets-- 100.0%                          $24,968
                                             =======
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class A                                   $10.26
                                             =======
Net Asset Value, Offering Price and
    Redemption Price Per Share--
    Class B                                   $10.20
                                             =======
Maximum Offering Price Per Share--
    Class B ($10.20/94.25%)                   $10.82
                                             =======

* Non-income producing security


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                        GOLDEN OAK FAMILY OF FUNDS
For the Year Ended January 31, 1996

                                                               PRIME OBLIGATION   INTERMEDIATE-TERM  DIVERSIFIED
                                                                 MONEY MARKET          INCOME          GROWTH
                                                                  PORTFOLIO           PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
 Investment Income:
   Dividend Income                                                  $   --             $   --            $188
   Interest Income                                                   9,881              5,974             432
---------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                         9,881              5,974             620
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Administration Fees                                                 330                189              72
   Waiver of Administration Fees                                        (6)                --              --
   Investment Advisory Fees                                            495                472             267
   Waiver of Investment Advisory Fees                                 (477)              (177)            (26)
   Investment Sub-Advisory Fees                                        124                 --              --
   Custodian Fees                                                       14                  9               5
   Transfer Agent Fees                                                  67                 35              30
   Professional Fees                                                    37                 22               7
   Registration Fees                                                    33                 15               6
   Distribution Fees(1)                                                138                  1              --
   Trustee Fees                                                          6                  4               2
   Printing Expenses                                                    15                 12               3
   Amortization of Organizational Costs                                 17                 29              28
   Other Expenses                                                        6                  3               2
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                    799                614             396
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                             9,082              5,360             224
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain on Securities Sold                                  5              1,628           3,411
   Net Change in Unrealized Appreciation on Investments                 --              4,323           2,316
---------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                     5              5,951           5,727
---------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting From Operations                  9,087             11,311           5,951
===========================================================================================================================

(1)  All distribution fees are incurred in the Class B Shares.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
For the Periods Ended January 31,


                                                                                         PRIME OBLIGATION
                                                                                           MONEY MARKET
                                                                                            PORTFOLIO
                                                                                 -------------------------------
                                                                                  1996                    1995
------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income                                                          $9,082                  $4,371
  Net Realized Gain (Loss) on Securities Sold                                         5                     (13)
  Net Change in Unrealized Appreciation (Depreciation) on Investments                --                      --
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Investment Operations        9,087                   4,358
------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Class A                                                                      (6,154)                 (3,990)
    Class B                                                                      (2,928)                   (382)
  Realized Net Gains
    Class A                                                                          --                      --
    Class B                                                                          --                      --
------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                          (9,082)                 (4,372)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Class A:
    Proceeds from Shares Issued                                                 230,201                 155,032
    Reinvestment of Cash Distributions                                                7                       4
    Cost of Shares Redeemed                                                    (231,879)               (163,135)
------------------------------------------------------------------------------------------------------------------
    Total Class A Share Transactions                                             (1,671)                 (8,099)
------------------------------------------------------------------------------------------------------------------
  Class B:
    Proceeds from Shares Issued                                                 674,637                 107,197
    Reinvestment of Cash Distributions                                              123                       6
    Cost of Shares Redeemed                                                    (620,486)                (86,288)
------------------------------------------------------------------------------------------------------------------
    Total Class B Share Transactions                                             54,274                  20,915
------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Capital Share Transactions            52,603                  12,816
------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                      52,608                  12,802
------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                                           130,094                 117,292
------------------------------------------------------------------------------------------------------------------
  End of Period                                                                $182,702                $130,094
==================================================================================================================
Shares Issued and Redeemed
  Class A:
    Issued                                                                      230,201                 155,032
    Issued in Lieu of Cash Distributions                                              7                       4
    Redeemed                                                                   (231,879)               (163,135)
------------------------------------------------------------------------------------------------------------------
      Total Class A Share Transactions                                           (1,671)                 (8,099)
------------------------------------------------------------------------------------------------------------------
  Class B:
    Issued                                                                      674,637                 107,197
    Issued in Lieu of Cash Distributions                                            123                       6
    Redeemed                                                                   (620,486)                (86,288)
------------------------------------------------------------------------------------------------------------------
      Total Class B Share Transactions                                           54,274                  20,915
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares                                            52,603                  12,816
==================================================================================================================

The accompanying notes are an integral part of the financial statements.

                                                    GOLDEN OAK FAMILY OF FUNDS


                                                                              INTERMEDIATE-TERM                 DIVERSIFIED
                                                                                   INCOME                         GROWTH
                                                                                  PORTFOLIO                      PORTFOLIO
                                                                              ------------------             --------------------
                                                                               1996        1995               1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net Investment Income                                                       $5,360      $3,778               $224        $209
  Net Realized Gain (Loss) on Securities Sold                                  1,628      (2,162)             3,411        (376)
  Net Change in Unrealized Appreciation (Depreciation) on Investments          4,323      (2,504)             2,316      (1,320)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Investment Operations    11,311        (888)             5,951      (1,487)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income
    Class A                                                                   (5,347)     (3,761)              (237)       (209)
    Class B                                                                      (13)        (17)                (1)         (1)
  Realized Net Gains
    Class A                                                                       --          (5)            (4,216)       (562)
    Class B                                                                       --          --                (22)         (2)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (5,360)     (3,783)            (4,476)       (774)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Class A:
    Proceeds from Shares Issued                                               28,102      29,647              7,863      13,863
    Reinvestment of Cash Distributions                                            --           1                 17          --
    Cost of Shares Redeemed                                                   (9,830)     (9,266)           (17,509)     (3,639)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Class A Share Transactions                                          18,272      20,382             (9,629)     10,224
-----------------------------------------------------------------------------------------------------------------------------------
  Class B:
    Proceeds from Shares Issued                                                   10          25                 46          38
    Reinvestment of Cash Distributions                                             7           9                 22           3
    Cost of Shares Redeemed                                                     (138)        (61)                (2)        (76)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Class B Share Transactions                                            (121)        (27)                66         (35)
-----------------------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Capital Share Transactions         18,151      20,355             (9,563)     10,189
-----------------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                   24,102      15,684             (8,088)      7,928
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                                         80,378      64,694             33,056      25,128
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period                                                             $104,480     $80,378            $24,968     $33,056
===================================================================================================================================
Shares Issued and Redeemed
  Class A:
    Issued                                                                     2,857       3,060                737       1,341
    Issued in Lieu of Cash Distributions                                          --          --                  2          --
    Redeemed                                                                    (994)       (961)            (1,617)       (352)
-----------------------------------------------------------------------------------------------------------------------------------
      Total Class A Share Transactions                                         1,863       2,099               (878)        989
-----------------------------------------------------------------------------------------------------------------------------------
  Class B:
    Issued                                                                         1           3                  5           4
    Issued in Lieu of Cash Distributions                                           1           1                  2          --
    Redeemed                                                                     (14)         (7)                (1)         (7)
-----------------------------------------------------------------------------------------------------------------------------------
      Total Class B Share Transactions                                           (12)         (3)                 6          (3)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Capital Shares                                          1,851       2,096               (872)        986
===================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                GOLDEN OAK FAMILY OF FUNDS
For a Share Outstanding Throughout the Period
For the Periods Ended January 31,

                                                                                    RATIO    RATIO
                                                                                      OF      OF
                                 REALIZED                        NET          NET    NET      NET    RATIO OF   RATIO OF
              NET                  AND         DISTRIBUTIONS    ASSET        ASSETS INCOME  INCOME   EXPENSES  NET INCOME
             ASSET              UNREALIZED  ------------------- VALUE         END     TO      TO    TO AVERAGE TO AVERAGE
             VALUE      NET     GAIN (LOSS)    NET      NET      END           OF   AVERAGE AVERAGE NET ASSETS NET ASSETS PORTFOLIO
           BEGINNING INVESTMENT     ON      INVESTMENT REALIZED   OF   TOTAL PERIOD  NET TO   NET  (EXCLUDING  (EXCLUDING  TURNOVER
           OF PERIOD   INCOME   INVESTMENTS  INCOME     GAIN    PERIOD RETURN (000) ASSETS  ASSETS  WAIVERS)    WAIVERS)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS A
    1996    $1.00       0.06         --       (0.06)     --     $1.00  5.74% $107,409 0.40%  5.60%    0.70%      5.30%       N/A
    1995     1.00       0.04         --       (0.04)     --      1.00  4.21   109,076 0.40   4.20     0.68       3.92        N/A
    1994(1)  1.00       0.03         --       (0.03)     --      1.00  2.87   117,188 0.40   2.83     0.67       2.56        N/A
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS B
    1996    $1.00       0.05         --       (0.05)     --     $1.00  5.47%   $75,293 0.65% 5.31%    0.95%      5.01%       N/A
    1995     1.00       0.04         --       (0.04)     --      1.00  3.95     21,018 0.65  3.95     0.93       3.67        N/A
    1994(2)  1.00         --         --          --      --      1.00  2.90*       104 0.65* 2.68*    0.93*      2.40*       N/A
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A
    1996    $9.52       0.56       0.63       (0.56)     --    $10.15 12.83%  $104,270 0.65% 5.68%    0.84%      5.49%    121.47%
    1995    10.19       0.50      (0.67)      (0.50)     --      9.52 (1.61)    80,064 0.65  5.21     0.86       5.00     141.51
    1994(1) 10.00       0.46       0.23       (0.46)  (0.04)    10.19  6.99     64,329 0.65  4.47     0.83       4.29      71.73
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS B+
    1996    $9.52       0.54       0.63       (0.54)     --    $10.15 12.54%      $210 0.90% 5.49%    1.09%      5.30%    121.47%
    1995    10.19       0.48      (0.67)      (0.48)     --      9.52 (1.85)       314 0.90  4.96     1.11       4.75     141.51
    1994(3) 10.12       0.31       0.11       (0.31)  (0.04)    10.19  6.72*       365 0.90* 4.27*    1.08*      4.09*     71.73
DIVERSIFIED GROWTH PORTFOLIO CLASS A
    1996   $10.00       0.07       1.74       (0.07)  (1.48)   $10.26 18.81%   $24,775 1.10% 0.62%    1.17%      0.55%    189.48%
    1995    10.82       0.08      (0.64)      (0.08)  (0.18)    10.00 (5.24)    32,931 1.10  0.74     1.24       0.60      84.00
    1994(1) 10.00       0.08       0.82       (0.08)     --     10.82  9.08     24,955 1.10  0.77     1.21       0.66      68.91
DIVERSIFIED GROWTH PORTFOLIO CLASS B+
    1996    $9.96       0.04       1.72       (0.04)  (1.48)   $10.20 18.43%      $193 1.35% 0.30%    1.42%      0.23%    189.48%
    1995    10.81       0.05      (0.67)      (0.05)  (0.18)     9.96 (5.76)       125 1.35  0.49     1.49       0.35      84.00
    1994(3)  9.54       0.02       1.27       (0.02)     --     10.81 22.00*       173 1.35* 0.33*    1.45*      0.23*     68.91
===================================================================================================================================

*  Annualized
+  Total return does not reflect the sales charge.
(1)      Commenced operations February 1, 1993.
(2)      Commenced operations January 20, 1994.
(3)      Commenced operations June 18, 1993.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                      GOLDEN OAK FAMILY OF FUNDS
January 31, 1996


1. Organization:
THE GOLDEN OAK FAMILY OF FUNDS are separate investment Portfolios of The Arbor Fund (the "Trust"). The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993 other than those related to organizational matters and the sale of initial shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation, on October 9, 1992. The Trust is registered under the investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management company. The financial statements included herein relate to the Trust's Golden Oak Prime Obligation Money Market Portfolio ("the Money Market Portfolio"), Golden Oak Diversified Growth Portfolio ("the Equity Portfolio"), and the Golden Oak Intermediate-Term Income Portfolio ("the Bond Portfolio") (together, the "Portfolios"). The Portfolios' prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Portfolios.
     SECURITY VALUATION--Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision. Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income. FEDERAL INCOME TAXES--It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required in the financial statements. SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method of accounting. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Bond Portfolio are accreted and amortized to maturity using the effective interest method. REPURCHASE AGREEMENTS--The Portfolios invest in tri-party repurchase agreements. Securities held as collateral for tri-party

NOTES TO FINANCIAL STATEMENTS (continued)            GOLDEN OAK FAMILY OF FUNDS
January 31, 1996

     repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited. NET ASSET VALUE PER SHARE--The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio. CLASSES OF SHARES--Class specific expenses are borne by that class. Income, expenses and realized and unrealized gains and losses are allocated to the respective classes on the basis of their relative daily net assets.
     EXPENSES--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.
     OTHER--Distributions from net investment income are declared and paid monthly to Shareholders of the Equity Portfolio. Distributions from net investment income for the Money Market Portfolio and the Bond Portfolio are declared daily and paid to Shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

3. Administration and Distribution Agreements:
The Trust and the Administrator have entered into an Administration Agreement (the "Administration Agreement"). Under terms of the Administration Agreement, the Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each of the Portfolios.

The Administrator has voluntarily agreed to waive a portion of its fee on the Money Market Portfolio. Fee waivers are voluntary and may be terminated at any time.

The Administrator serves as the shareholder servicing agent for the Portfolios. Compensation for this service is paid under the Administration Agreement.

The Trust and SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation, have entered into a Distribution Agreement (the "Distribution Agreement"). The Distributor receives no fees for its distribution services under the Distribution Agreement. The Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") on behalf of the Class B shares. The Plan provides for payment to the Distributor at an annual rate of .25% of the average daily net assets for the Class B shares of each Portfolio.

4. Investment Advisory Agreement:

The Trust has entered into an Investment Advisory Agreement with Citizens Commercial &Savings Bank (the "Adviser") dated January 28, 1993 under which the Adviser receives an annual fee equal to .74% of the average daily net assets of the Equity Portfolio, .50% of the average daily net assets of the Bond Portfolio and .30% of the average daily net assets of the Money Market

NOTES TO FINANCIAL STATEMENTS (continued)            GOLDEN OAK FAMILY OF FUNDS
January 31, 1996


Portfolio. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse each Portfolio's expenses) in order to limit operating expenses of the Class A and Class B shares (exclusive of distribution expenses) to not more than 1.10% of the average daily net assets of the Equity Portfolio,
 .65% of the average daily net assets of the Bond Portfolio and .40% of the average daily net assets of the Money Market Portfolio. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Wellington Management Company (the "Sub-Adviser") serves as the investment Sub-Adviser for the Money Market Portfolio pursuant to a sub-advisory agreement dated January 28, 1993 with the Trust and the Adviser. The Sub-Adviser receives an annual fee, computed daily and paid monthly, equal to .075% of the average daily net assets of the Portfolio.

Nicholas-Applegate Capital Management serves as the investment Sub-Adviser for the Equity Portfolio pursuant to a sub-advisory agreement dated September 1, 1995 with the Adviser.

5. Organizational Costs and Transactions with
Affiliates:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers and Trustees of the Trust are also officers of the Administrator and/or Distributor. Such officers and Trustees are not compensated by the Trust for serving in their respective roles.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sale of securities, other than short term investments during the year ended January 31, 1996, were as follows:
                     INTERMEDIATE-TERM  DIVERSIFIED
                          INCOME          GROWTH
----------------------------------------------------
                           (000)           (000)
Purchases:
   U.S. Government      $106,093             $ --
   Other                  21,853           60,992
Sales:

   U.S. Government       $77,288             $ --
   Other                  21,463           70,934

At January 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 1996 for the Equity and Bond Portfolios are as follows:

                     INTERMEDIATE-TERM  DIVERSIFIED
                          INCOME          GROWTH
--------------------------------------------------------
                           (000)           (000)
Aggregate Gross
   Unrealized
   Appreciation           $2,454            $3,391
Aggregate Gross
   Unrealized
   Depreciation              (47)             (502)
                          ------            ------
Net Unrealized
   Appreciation           $2,407            $2,889
                          ======            ======

NOTES TO FINANCIAL STATEMENTS (concluded)            GOLDEN OAK FAMILY OF FUNDS
January 31, 1996


At January 31, 1996, the following Portfolios had available realized capital losses to offset future net capital gains through fiscal year ended:

                                             2003
                                             (000)
                                             ----
Intermediate-Term Income                     $534
Diversified Growth                              8

7. Concentration of Credit Risk:

The Money Market Portfolio invests primarily in money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating organization or, if not rated, are believed to be of comparable quality. The Bond Portfolio invests primarily in debt marketable instruments. The market value of these investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

THE ARBOR FUND


                         Investment Adviser:

                         PNC INSTITUTIONAL MANAGEMENT CORPORATION


THE ARBOR FUND (the 'Trust') is an open-end management investment company that offers financial institutions ('Shareholders') a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified or nondiversified portfolios of securities. This Prospectus relates to the following portfolios of the Trust (the 'Portfolios'), each a money market portfolio:

                           o CALIFORNIA TAX EXEMPT PORTFOLIO

                           o INSTITUTIONAL TAX FREE PORTFOLIO

AN INVESTMENT IN THE PORTFOLIOS IS NEITHER INSURED NOR GUARANTEED BY THE UNITED
  STATES GOVERNMENT. THERE IS NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO
              MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

SHARES IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1996, has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-545-6331. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MAY 31, 1996

2


                                    SUMMARY

The Portfolios are open-end management investment companies which provide a convenient and economical way to invest in professionally managed diversified and nondiversified portfolios of securities. The following summary provides basic information about the shares of the California Tax Exempt Portfolio, a nondiversified portfolio, and the Institutional Tax Free Portfolio, a diversified portfolio (the 'Portfolios'). THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

What is the Investment Objective? Each of the Portfolios seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes and, for the California Tax Exempt Portfolio, to the extent possible, California state personal income taxes. There can be no assurance that either Portfolio will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See 'Investment Objective.'

What are the Permitted Investments? Under normal market conditions, each of the Portfolios will invest at least 80% of its assets in municipal securities which produce interest that, in the opinion of bond counsel, is exempt from federal income tax and not included as a preference item under the alternative minimum tax. In addition, the California Tax Exempt Portfolio will invest at least 65% of its assets in municipal obligations which, in the opinion of bond counsel, are exempt from California state personal income tax. These instruments will satisfy quality, maturity and other standards set by the Trust and applicable law. See 'Investment Policies,' 'General Investment Policies and Information' and 'Description of Permitted Investments.'


Who is the Adviser? PNC Institutional Management Corporation serves as the investment adviser of the Portfolios. See 'The Adviser.'


Who is the Administrator? SEI Financial Management Corporation serves as the administrator and shareholder servicing agent of the Portfolios. See 'The Administrator.'

Who is the Transfer Agent? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolios. See 'Transfer Agent.'

Who is the Distributor? SEI Financial Services Company serves as distributor of the Portfolios' shares. See 'The Distributor.'

How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Days'). A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order and payment prior to 12:00 noon, Eastern time, on such Business Day. Redemption orders must be placed prior to 12:00 noon, Eastern time, on any Business Day for the order to be effective that day. See 'Purchase and Redemption of Shares.'

How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gain) of each Portfolio is determined and declared daily as a dividend for Shareholders of record as of the close of business on that day. Any realized net capital gain will be distributed at least annually. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. See 'General Information--Dividends.'

3


                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION FEES



                                                                                         CALIFORNIA    INSTITUTIONAL
                                                                                         TAX EXEMPT      TAX FREE
                                                                                          PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Fees..........................................................      None           None
------------------------------------------------------------------------------------------------------------------
                                                                                         CALIFORNIA    INSTITUTIONAL
ANNUAL OPERATING EXPENSES                                                                TAX EXEMPT      TAX FREE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                                                   PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------
Advisory Fees.........................................................................      .095%          .095%
12b-1 Fees............................................................................      None           None
Other Expenses(1).....................................................................      .235%          .105%
------------------------------------------------------------------------------------------------------------------
Total Operating Expenses(2)...........................................................      .330%          .200%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------



(1) The Administrator has agreed to waive a portion of its fee in an amount that operates to limit total operating expenses to not more than .33% of the California Tax Exempt Portfolio's average daily net assets and .20% of the Institutional Tax Free Portfolio's average daily net assets. Absent voluntary waivers of fees, administration fees, as a percentage of average daily net assets, would be .23% for the California Tax Exempt Portfolio and .30% for the Institutional Tax Free Portfolio. Fee waivers by the Administrator are voluntary and may be terminated at any time in its sole discretion. Additional information may be found under 'The Administrator' and 'The Distributor.'

(2) Absent the voluntary fee waivers described above, total operating expenses would be .38% for the California Tax Exempt Portfolio and .48% for the Institutional Tax Free Portfolio.


EXAMPLE
--------------------------------------------------------------------------------



                                                                    1 YR.     3 YRS.     5 YRS.     10 YRS.
------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
  investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
California Tax Exempt Portfolio.................................  $    3.00  $   11.00  $   19.00  $   42.00
Institutional Tax Free Portfolio................................  $    2.00  $    6.00  $   11.00  $   26.00
------------------------------------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolios. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under 'The Adviser,' 'The Administrator' and 'The Distributor.'

4


FINANCIAL HIGHLIGHTS                                              THE ARBOR FUND



The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated March 8, 1996 on the Trust's financial statements as of January 31, 1996 included in the Trust's Statement of Additional Information under 'Financial Statements.' Additional performance information is set forth in the 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-545-6331. This table should be read in conjunction with the Trust's financial statements and notes thereto.



For a Share Outstanding Throughout the Period
For the Periods Ended January 31,



                                               REALIZED
                     NET ASSET                    AND     DISTRIBUTIONS                                        NET ASSETS
                       VALUE         NET      UNREALIZED    FROM NET                   NET ASSET                 END OF
                     BEGINNING   INVESTMENT    LOSSES ON   INVESTMENT   CONTRIBUTION   VALUE END     TOTAL       PERIOD
                     OF PERIOD     INCOME     SECURITIES     INCOME      OF CAPITAL    OF PERIOD    RETURN        (000)
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT PORTFOLIO
   1996 ..........   $    1.00        0.034           --       (0.034)           --    $    1.00        3.42%++ $ 391,682
   1995 ..........        1.00        0.027        (.008)      (0.027)         .008         1.00        2.79+     396,004
   1994(1) .......        1.00        0.007           --       (0.007)           --         1.00        2.17*     402,814
INSTITUTIONAL TAX-FREE PORTFOLIO
   1996 ..........   $    1.00        0.036           --       (0.036)           --    $    1.00        3.69%   $ 116,736
   1995 ..........        1.00        0.028           --       (0.028)           --         1.00        2.80      113,724
   1994(1) .......        1.00        0.007           --       (0.007)           --         1.00        2.20*     130,768
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

                                                             RATIO
                                               RATIO OF     OF NET
                                             EXPENSES TO   INCOME TO
                      RATIO OF    RATIO OF   AVERAGE NET    AVERAGE
                    EXPENSES TO  NET INCOME     ASSETS     NET ASSETS
                    AVERAGE NET  TO AVERAGE   (EXCLUDING   (EXCLUDING
                      ASSETS     NET ASSETS    WAIVERS)     WAIVERS)
-----------------------------------------------------------------------
CALIFORNIA TAX-EXEMPT PORTFOLIO
   1996 ..........        0.42%        3.36%     0.42%        3.36%
   1995 ..........        0.28         2.72      0.34         2.66
   1994(1) .......        0.28*        2.14*     0.34*        2.08*
INSTITUTIONAL TAX-FREE PORTFOLIO
   1996 ..........        0.30%        3.60%     0.48%        3.42%
   1995 ..........        0.30         2.73      0.46         2.57
   1994(1) .......        0.30*        2.17*     0.47*        2.00*
------------------------------------------------------------------------
------------------------------------------------------------------------




*          Annualized.
+          The total return for the period ended January 31, 1995 includes the effect of a capital contribution from an affiliate of the former Adviser. Without the capital contribution, the total return would have been .74%.
++         The total return for the period ended January 31, 1996 includes the effect of a capital contribution from an affiliate of the former Adviser. Without the capital contribution, the total return would have been 2.42%.
(1)        Commenced operations on October 6, 1993.

5

THE PORTFOLIOS AND THE TRUST

This Prospectus offers shares of the California Tax Exempt Portfolio and the Institutional Tax Free Portfolio (each a 'Portfolio'). The Portfolios are two separate investment portfolios of The Arbor Fund (the 'Trust'), an open-end management investment company. The California Tax Exempt Portfolio (the 'California Portfolio') is a nondiversified portfolio and the Institutional Tax Free Portfolio (the 'Institutional Portfolio') is a diversified portfolio, as described below. The Portfolios are offered together in order to provide investors with an investment alternative.

INVESTMENT OBJECTIVE

The investment objective of each Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes, and for the California Portfolio to the extent possible, California state personal income taxes. There is no assurance that a Portfolio's investment objective will be met.

Each Portfolio intends to comply with regulations of the Securities and Exchange Commission ('SEC') applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by each Portfolio. Under these regulations, each Portfolio will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only 'eligible securities' that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see the 'Description of Permitted Investments.'

INVESTMENT POLICIES

THE CALIFORNIA PORTFOLIO invests, under normal market conditions, at least 80% of its assets in municipal securities which produce interest that, in the opinion of bond counsel, is exempt from federal income tax and not included as a preference item under the federal alternative minimum tax ('AMT'). This investment policy is a fundamental policy of the Portfolio. At least 65% of the Portfolio's assets will be invested in municipal obligations which, in the opinion of bond counsel, are exempt from California state personal income tax. These constitute municipal obligations of the State of California and its political subdivisions or municipal authorities and municipal obligations issued by territories or possessions of the United States.

Municipal securities that the Portfolio may purchase consist of municipal bonds, municipal notes, tax exempt commercial paper and participations in instruments issued in connection with lease obligations or installment purchase contract obligations of municipalities ('municipal lease obligations') that are rated, at the time of investment, by at least two nationally recognized statistical rating organizations (each, an 'NRSRO') (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality by the Portfolio's investment adviser (a 'first tier security'), or rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality by the Portfolio's investment adviser (a 'second tier security').

Some municipal obligations produce interest which, while exempt from ordinary federal income tax, is subject to the AMT.

The Portfolio's concentration in investments in California municipal securities involves greater risks than if its investments were more diversified. These risks result from (1) provisions in the California Constitution and other statutes that limit the taxing and spending authority of California government entities, (2) the general financial condition of the State of California, and
(3) a variety of California laws and regulations that may affect, directly or indirectly, California municipal securities. The ability of issuers of municipal securities to pay interest on, or repay principal of, municipal securities may be impaired as a result. A more complete description of these risks is contained in the Statement of Additional Information.

6

The Portfolio will invest in short-term securities, or in commitments to purchase such securities on a when-issued or delayed delivery basis. Under normal market conditions, the adviser has discretion to invest up to 20% of the Portfolio's assets in taxable money market instruments (including repurchase agreements) and securities subject to the AMT. For temporary defensive purposes when the Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in municipal obligations of other states or taxable money market instruments (including repurchase agreements, U.S. Treasury securities and instruments of certain U.S. commercial banks or savings and loan institutions).

Taxable money market instruments in which the Portfolio may invest consist of U.S. Treasury bills, other marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, whether or not backed by the full faith and credit of the United States Treasury; commercial paper; instruments of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) which are members of the Federal Reserve System, the Bank Insurance Fund and Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and which have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; and repurchase agreements involving any of such obligations.

The Portfolio is a non-diversified investment company, as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), which means that more than 5% of its assets may be invested in one or more issuers, although the Adviser does not intend to invest more than 10% of its assets in any single issuer with the exception of securities which are issued or guaranteed by the U.S. Government. Since a relatively high percentage of assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company.

Shares of the California Tax Exempt Portfolio are offered only to residents of states in which the shares are eligible for purchase.

For additional information regarding risks and permitted investments, see 'Description of Permitted Investments' in this Prospectus and the Statement of Additional Information.

THE INSTITUTIONAL PORTFOLIO invests in U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. At least 80% of the Portfolio's total assets will be invested in securities the interest on which is exempt from federal income taxes and not included as a preference item under the AMT, based on opinions from bond counsel for the issuers. This investment policy is a fundamental policy of the Portfolio.

Municipal securities that the Portfolio may purchase consist of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations that are rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality by the Portfolio's investment adviser (a 'first tier security'), or rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality by the Portfolio's investment adviser (a 'second tier security').

The Portfolio will invest in short-term securities, in commitments to purchase such securities on a when-issued or delayed delivery basis. Under normal market conditions, the adviser has discretion to invest up to 20% of the Portfolio's assets in taxable money market instruments (including repurchase agreements) and securities subject to the AMT. Taxable money market instruments in which the Portfolio may invest are the same as those described above under the California Portfolio.

7

The Portfolio is a diversified investment company, as defined in the 1940 Act and, accordingly, is subject to the first limitation set forth in 'Investment Limitations' below.

For additional information regarding risks and permitted investments, see 'Description of Permitted Investments' in this Prospectus and the Statement of Additional Information.

GENERAL INVESTMENT POLICIES AND INFORMATION

The Portfolios may invest in when-issued or delayed delivery securities and variable and floating rate obligations. When investing in when-issued securities, the Portfolios will not accrue income until delivery of the securities and will invest in such securities only for purposes of actually acquiring the securities and not for the purpose of leveraging. In addition, the Portfolios reserve the right to engage in securities lending.

Each Portfolio also reserves the right to purchase securities on a standby commitment or put basis. There will be no limit to the percentage of portfolio securities that a Portfolio may purchase subject to a standby commitment or put but the amount paid directly or indirectly for a standby commitment held by a Portfolio will not exceed 1/2 of 1% of the value of the total assets of the Portfolio. Furthermore, each Portfolio will not invest more than 10% of its net assets in securities which are considered to be illiquid.

The Portfolios intend to satisfy the diversification requirements necessary to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the 'Code'), by limiting their investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Portfolio's total assets is invested in the securities (other than U.S. Government securities) of a single issuer and (b) at least 50% of the market value of the Portfolio's total assets is represented by (i) cash and cash items, (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer.

State, municipal and other short-term notes having the highest rating are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated in the second highest short-term rating category are of high quality. Margins of protection are ample although not so large as in the preceding group. Bonds rated AA, the second highest rating category, qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the highest rated issues only in small degree. Together with the highest rated bonds, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in the highest rated bonds.

In the event a security owned by a Portfolio is downgraded below the rating categories described in the section 'Investment Policies', the Portfolios' investment adviser will review and take appropriate action with regard to such security.

INVESTMENT LIMITATIONS

The following investment limitations and the investment objective of each Portfolio are fundamental policies and cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares.

A Portfolio may not:

  1. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this

8

  limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies, instrumentalities and repurchase agreements involving such securities or, for the California Portfolio, to investments in tax-exempt securities issued by governments or political subdivisions of governments.

  2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce the income of the Portfolio.

In addition, the Institutional Portfolio may not purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations, identified as either fundamental or not, are set forth in the Statement of Additional Information.

THE ADVISER


Effective December 1, 1995, PNC Institutional Management Corporation ('PIMC' or the 'Adviser') serves as investment adviser to the Portfolios pursuant to investment advisory agreements (the 'Advisory Agreements') with the Trust. Under the Advisory Agreements, the Adviser makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and manages each Portfolio's investment program. The Adviser is independent of SEI Financial Management Corporation (the 'Administrator') and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.



PIMC is a wholly owned subsidiary of PNC Asset Management Group, Inc., which is a wholly owned subsidiary of PNC Bank, National Association ('PNC Bank'). PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Asset Management Group, Inc.'s principal business address is 1835 Market Street, Philadelphia, Pennsylvania 19102, and PNC Bank has principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank is a wholly owned indirect subsidiary of PNC Bank Corp. PNC Bank Corp. is a multi-bank holding company.



PNC Bank Corp., headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.



PNC Financial Services Group is PNC Bank Corp.'s mutual fund complex, headquartered in Wilmington, Delaware. This group includes PIMC, PFPC Inc. (a wholly owned, indirect subsidiary of PNC Bank Corp.) and PNC Bank. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund offered in the United States.



The PNC Financial Services Group is one of the largest U.S. bank managers of mutual funds, with assets currently under management in excess of $30 billion as of January 31, 1996 (including approximately $3.7 billion in tax-exempt money market funds). This group, through PFPC and PFPC International Ltd., is also a leading mutual fund service provider, having contractual relationships with approximately 393 mutual funds with approximately 3.3 million shareholders and in excess of $110 billion in assets as of January 31,

9


1996. Additionally, this group, through PNC Bank's Institutional Investment Service department, provides investment research to some 250 financial institutions located in the United States and abroad. PNC Bank provides custodial services for approximately $282 billion in assets including approximately $170 billion in mutual fund assets as of January 31, 1996.



For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .095% of the average daily net assets of each of the California Portfolio and the Institutional Portfolio.


THE ADMINISTRATOR

SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087 a wholly-owned subsidiary of SEI Corporation ('SEI'), provides the Portfolios with administrative services, other than investment advisory services, regulatory reporting, all necessary office space, equipment, personnel and facilities, pursuant to an administration agreement with the Trust (the 'Administration Agreement'). The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.


For its services, the Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of .23% of the average daily net assets of the California Portfolio and .30% of the average daily net assets of the Institutional Portfolio. The Administrator has voluntarily agreed to waive a portion of its fee in order to limit annual operating expenses (as a percentage of average daily net assets) to .33% of the California Tax Exempt Portfolio and
 .20% of the Institutional Portfolio. The Administrator reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended January 31, 1996, the Portfolio paid the Administrator administration fees, as a percentage of average daily net assets, of .23% of the California Portfolio and .13% of the Institutional Portfolio.


THE TRANSFER AGENT


DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105 (the 'Transfer Agent') serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.


THE DISTRIBUTOR

SEI Financial Services Company (the 'Distributor'), 680 East Swedesford Road, Wayne, Pennsylvania, 19087, a wholly-owned subsidiary of SEI, serves as the distributor of the Portfolios' shares pursuant to a distribution agreement with the Trust (the 'Distribution Agreement'). The Distributor receives no fee for its services. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the shares of a Portfolio. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

PURCHASE AND REDEMPTION OF SHARES

Shares are sold primarily to financial institutions, for the investment of funds for which they act in a fiduciary, agency or custodial capacity. Shares are sold without distribution fees, although financial institutions may charge their customer accounts for services provided in connection with the purchase of shares. Information concerning these services and any charges will be provided to customers by the financial institution. Shares will be held of record by the financial institutions, although customers may have the right to vote the shares depending upon the terms of their relationship with the financial institution. Confirmations of share purchases and

10

redemptions will be sent to the financial institution as the shareholder of record.

Purchases and redemptions of shares of a Portfolio may be made on days when the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Days').

There are no minimum initial investment or subsequent investment amounts applicable to the purchase of shares of the Portfolios.

A purchase order will be effective as of the day received by the Transfer Agent and eligible to receive dividends declared the same day if the Transfer Agent receives the order before 12:00 noon, Eastern time, and the Custodian receives Federal funds before the close of business on such day. Otherwise, the purchase order will be effective the next Business Day assuming Federal funds are received by the close of business on such day. The purchase price is the net asset value per share next computed after the order is received and accepted by the Trust. The net asset value per share of a Portfolio is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of 12:00 noon, Eastern Time, each Business Day based on the amortized cost method described in the Statement of Additional Information.

The Trust reserves the right to reject a purchase order when the Distributor and Transfer Agent determines that it is not in the best interest of the Trust or Shareholder(s).

Redemption orders may be made any time before 12:00 noon, Eastern Time, in order to receive that day's redemption price. For redemption orders received before 12:00 noon, Eastern Time, payment will be made the same day by transfer of Federal Funds. Otherwise, payment will be made on the next Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Redeemed shares are entitled to dividends declared the day the redemption order is effective.

Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to the institution's procedures for transmitting purchase, exchange or redemption of shares to the Fund. Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change. Other Shareholders who desire to transfer the registration of their shares should contact the Transfer Agent to accomplish such change.

The purchase price and the redemption price are expected to remain constant at $1.00 per share.

COMPUTATION OF YIELD

From time to time a Portfolio advertises its 'current yield,' 'effective compound yield' and 'tax equivalent yield.' These yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The 'current yield' of the Portfolio refers to the income generated by an investment in a Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'current yield' because of the compounding effect of this assumed reinvestment. The 'tax equivalent yield' is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a Shareholder.

11

Each Portfolio may periodically compare performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of each Portfolio or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

State and local tax consequences of an investment in the Portfolios may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF A PORTFOLIO:

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Code so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to Shareholders.

TAX STATUS OF DISTRIBUTIONS:

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Dividends from net capital gains (the excess of net long-term capital gain over net short-term capital loss) will be treated as long-term capital gains, regardless of how long the Shareholder has held shares. Corporate shareholders should note that Portfolio distributions will not qualify for the dividends-received deduction that is generally available to corporate taxpayers.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets consists of obligations the interest on which is excludable from gross income, the Portfolio may pay 'exempt-interest dividends' to its Shareholders. Those dividends constitute the portion of the aggregate dividends designated by the Portfolio equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for federal income tax purposes but may have certain collateral federal tax consequences as described in the Statement of Additional Information.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of 'exempt-interest' dividends.

Interest on indebtedness incurred or continued by a Shareholder in order to purchase or carry shares of the Portfolios is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development private activity bonds. Such persons should consult their advisers before purchasing shares. A 'substantial user' is defined generally to include 'certain persons' who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

Interest received on direct U.S. Treasury obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a Shareholder from a

12

Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. Each Portfolio will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Treasury obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Dividends declared by a Portfolio in October, November or December of any year and payable to Shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the Shareholders on December 31 of the year declared if paid by the Portfolio during the following January. The Portfolios make annual reports to Shareholders of the Federal income tax status of dividends and distributions, and with respect to the California Portfolio, the annual report provides the tax status of such dividends and distributions with respect to California state personal income tax.

CALIFORNIA TAXES

The California Portfolio intends to qualify to pay dividends to Shareholders that are exempt from California personal income tax ('California exempt-interest dividends'). The Portfolio will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Portfolio's taxable year, at least 50 percent of the value of the Portfolio's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ('California Portfolio Obligations') and (2) the Portfolio continues to qualify as a regulated investment company.

If the Portfolio qualifies to pay California exempt-interest dividends, dividends distributed to Shareholders will be considered California exempt-interest dividends if they meet certain requirements. See the Statement of Additional Information. The Portfolio will notify Shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in the Portfolio may not be entitled to exclude California exempt-interest dividends from income.


Dividend distributions that do not qualify for treatment as California exempt-interest dividends will be taxable to Shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Portfolio's earnings and profits.


Interest on indebtedness incurred or continued by a Shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes if the Portfolio distributes California exempt-interest dividends.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of Shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Portfolio transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

GENERAL INFORMATION

THE TRUST

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts Business Trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio. All consideration received by the Trust for

13

shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Please refer to 'Financial Highlights' in this Prospectus for more information regarding the Portfolios' expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to DST Systems, Inc., P.O. Box 419240, Kansas City, Missouri 64141-6240.


DIVIDENDS

Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Dividends are paid by the Portfolio in additional shares, unless the Shareholder has elected to take such payment in cash, on the first business day of each month. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. Currently, capital gains of the Portfolio, if any, are distributed at least annually.

COUNSEL AND INDEPENDENT ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.


CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 (the 'Custodian'), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain of the permitted investments for each
Portfolio:

COMMERCIAL PAPER--Commercial paper is a term used to designate unsecured short-term promissory

14

notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

The Portfolios may purchase municipal lease obligations, including certificates of participation ('COPs') in municipal leases. The Portfolios may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. The Portfolios will not purchase municipal lease obligations to the extent they hold municipal lease obligations and illiquid securities in an amount exceeding 10% of their respective total assets unless the Adviser determines that the municipal lease obligations are liquid pursuant to guidelines established by the Board of Trustees of the Trust. Pursuant to these guidelines, the Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Board of Trustees of the Trust will be responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled. In addition, the Portfolios may purchase participation interests in other municipal securities (such as industrial development bonds).

Restrictions on Investments in Municipal Securities. The Adviser may not invest more than 25% of a Portfolio's assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems. Moreover, in seeking to attain its investment objective a Portfolio may invest all or any part of its assets in municipal securities that are industrial development bonds.

Economic, business, or political developments might affect all municipal securities of a similar type. To the extent that a significant portion of a Portfolio's assets are invested in municipal securities payable from revenues on similar projects, the Portfolio will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so invested. For example, certain municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue and legislation may have the effect of limiting ad valorem taxes on real property or restricting the ability of taxing entities to increase real property tax revenues. Municipal securities that are payable only

15

from the revenues derived from a particular facility, such as a utility or housing project, may be adversely affected by laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. If the payment of interest and principal on municipal securities are insured in whole or in part by a government created fund, the municipal securities may be adversely affected by laws or regulations that restrict the aggregate insurance proceeds available for payment of principal and interest in the event of a default on such securities. State and local tax revenues generally mirror economic conditions and may be adversely affected by regional or national recessions.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed in or prevented from disposing of the collateral securities or if the Portfolio realizes a loss in the sale of the collateral securities. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by money market funds are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are 'eligible securities,' which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a 'first tier security'), or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated determined to be of comparable quality (a 'second tier security'). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. The Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

VARIABLE AND FLOATING RATE INSTRUMENTS-- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument

16

with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market or remarketing agent making a market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

17

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Summary.............................................          2  The Administrator...................................          9
Expense Summary.....................................          3  The Transfer Agent..................................          9
Financial Highlights................................          4  The Distributor.....................................          9
The Portfolios and The Trust........................          5  Purchase and Redemption of Shares...................          9
Investment Objective................................          5  Computation of Yield................................         10
Investment Policies.................................          5  Taxes...............................................         11
General Investment Policies and Information.........          7  General Information.................................         12
Investment Limitations..............................          7  Description of Permitted Investments                         14
The Adviser.........................................          8



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                                     TRUST:
                                 THE ARBOR FUND

                                   PORTFOLIOS:
                         CALIFORNIA TAX EXEMPT PORTFOLIO
                        INSTITUTIONAL TAX FREE PORTFOLIO

                               INVESTMENT ADVISER:
                    PNC INSTITUTIONAL MANAGEMENT CORPORATION



This Statement of Additional Information is not a prospectus and relates only to the Trust's California Tax Exempt Portfolio and Institutional Tax Free Portfolio (the "Portfolios"). It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Portfolios' Prospectus dated May 31, 1996. A Prospectus may be obtained by calling 1-800-545-6331.


                                TABLE OF CONTENTS


THE TRUST...................................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS.....................................................S-13
NON-FUNDAMENTAL POLICIES...................................................S-14
THE ADVISER ...............................................................S-15
THE ADMINISTRATOR..........................................................S-16
THE DISTRIBUTOR............................................................S-17
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-17
COMPUTATION OF YIELD.......................................................S-19
CALCULATION OF TOTAL RETURN................................................S-20
PURCHASE AND REDEMPTION OF SHARES..........................................S-21
DETERMINATION OF NET ASSET VALUE...........................................S-21
TAXES......................................................................S-22
PORTFOLIO TRANSACTIONS.....................................................S-25
TRADING PRACTICES AND BROKERAGE............................................S-26
DESCRIPTION OF SHARES......................................................S-26
SHAREHOLDER LIABILITY......................................................S-26
LIMITATION OF TRUSTEES' LIABILITY..........................................S-27
5% SHAREHOLDERS............................................................S-27
EXPERTS....................................................................S-27
FINANCIAL STATEMENTS.......................................................S-27

May 31, 1996


PIC-F-002-03



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THE TRUST


The Portfolios are open-end management investment company portfolios that are a part of The Arbor Fund (the "Trust"). The Trust was established under Massachusetts law as a Massachusetts business trust under an Agreement and Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares") and different classes of shares of each Portfolio. Each share of each Portfolio represents an equal proportionate interest in that Portfolio. See "Description of Shares." This Statement of Additional Information relates only to the Trust's California Tax Exempt Portfolio and Institutional Tax Free Portfolio. PNC Institutional Management Corporation (the "Adviser") serves as investment adviser to the Portfolios. CoreStates Bank, N.A. (the "Custodian") acts as custodian of the Portfolios' assets.


DESCRIPTION OF PERMITTED INVESTMENTS

Municipal Notes include, among others, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, state aid anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from one month to 13 months.

Municipal Bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include, among others, general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. A Portfolio may purchase private activity or industrial development bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Repurchase Agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Portfolio involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The Adviser enters into repurchase agreements only with financial institutions which it deems to present minimal risk of bankruptcy during the term of the agreement based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit the Portfolios to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Adviser monitors compliance with this requirement. Under all repurchase agreements entered into by the Portfolios, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolios could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolios may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Portfolios are treated as an unsecured creditor.


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Standby Commitments-Put Transactions - The Portfolios reserve the right to engage in put transactions. The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Portfolios can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Portfolios to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Portfolios would limit their put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options in accordance with credit guidelines adopted by the Trust's Board of Trustees. In the event that any writer is unable to honor a put for financial reasons, a Portfolio would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.


The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolios may purchase subject to a put or a standby commitment but the amount paid directly or indirectly for premiums on all puts and standby commitments outstanding will not exceed 1/2 of 1% of the value of the total assets of such Portfolio calculated immediately after any such put is acquired.


When-Issued and Delayed Delivery Securities - In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Delivery and payment normally take place within 45 days after the date of commitment to purchase. The Portfolios will only make commitments to purchase obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued or delayed delivery securities are subject to market fluctuation, and no interest accrues to the purchaser during the period prior to settlement. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis could be a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.


Segregated accounts will be established with the Custodian and will maintain liquid assets in an amount at least equal in value to the Portfolios' commitments to purchase when-issued and delayed delivery securities. If the value of these assets declines, the Portfolios will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


U.S. Government Agency Securities - agencies of the United States Government which issue obligations consist of, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration,

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Government National Mortgage Association, Maritime Administration, Small
Business Administration, and The Tennessee Valley Authority. The Portfolios may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participation in Veterans Administration- and Federal Housing Administration-backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Certificates of Deposit - a negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.


Time Deposits - a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Special Considerations Relating to California Municipal Securities

The ability of issuers to pay interest on, and repay principal of, California municipal securities ("California Municipal Securities") may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, (2) voter initiatives, (3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property and (4) the general financial condition of the State of California. The following information constitutes only a brief summary, and is not intended as a complete description. The information has been drawn, in some cases by excerpt, from official statements relating to securities offerings of the State of California available as of the date of this Statement of Additional Information. While the information has not been independently verified by the California Tax Exempt Portfolio, the Portfolio has no reason to believe that such information is not correct in all material respects.

Amendments to the California Constitution and Related Statutes. Certain of the California Municipal Securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property, and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8, and on June 3, 1986, California voters approved Proposition 46, both of which amended Article XIIIA.

Section 1 of Article XIIIA limits the maximum ad valorem tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on (i) any indebtedness approved by the voters prior to July 1, 1978, or
(ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction

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in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meanings of "change in ownership" and "new construction" for purposes of determining full cash value of property under
Article XIIIA.

Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes in fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 of assessed valuation) and the bonded debt tax rate.

On November 6, 1979, an initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities.
Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising the tax rates or fee schedules over the subsequent two years.

Article XIIIB, like XIIIA, may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon the interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.


Voter Initiatives. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace "Test 2" in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under "Test 3," schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If "Test 3" is used in any year, the difference between "Test 3" and "Test 2" would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation


                                       S-5

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adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition
98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund Tax revenues, based on 1986-87 appropriations. However, that percent would be adjusted to account for redirection of local property taxes, since such a subsequent redirection directly affects the share of General Fund revenues to schools.


Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. In the fall of 1989, the Legislature and the Governor utilized this provision to avoid having 40.3 percent of revenues generated by a special supplemental sales tax enacted for earthquake relief go to K-14 schools. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.


The 1991-92 Budget Act appropriated $18.4 billion for K-14 schools, applying Test 2 of Proposition 98. During the course of the fiscal year, revenues proved to be substantially below expectations. In response to the changing revenue situation and to fully fund the Proposition 98 guarantee in both the 1991-92 and 1992-93 Fiscal Years without exceeding it, the Legislature enacted several bills as part of the 1992-93 budget package which responded to the fiscal crisis in education funding. In Fiscal Year 1991-92, Proposition 98 appropriations for K-14 schools were reduced by $1.083 billion. In order to not adversely impact cash received by school districts, however, a short-term loan was appropriated from the non-Proposition 98 State General Fund. The Legislature then appropriated $16.6 billion to K-14 schools for 1992-93 (the minimum guaranteed by Proposition 98), but designated $1.083 billion of this amount to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount.

In addition to reducing the 1991-92 Fiscal Year appropriations for K-14 schools by $1.083 billion and converting that amount to a loan (the "inter-year adjustment"), Chapter 703, Statutes of 1992 ("Chapter 703") also provided for an adjustment to Test 1, based on the additional local property taxes that were shifted to schools and community colleges. The Test 1 percentage changed from 40 percent to 38.5 percent based on the most recent data indicating a shift amount of $1.1 billion. Additionally, Chapter 703 contained a provision that if an appellate court should determine that the Test 1 recalculation or the inter-year adjustment is unconstitutional, unenforceable or invalid, Proposition 98 would be suspended for the 1992-93 Fiscal Year, with the result that K-14 schools would receive the amount intended by the 1992-93 Budget Act compromise.

In the 1992-93 Budget Act, a new loan of $732 million was made to K-12 schools in order to maintain per-average daily attendance ("ADA") funding at the same level as 1991-92, at $4,217. An additional loan of $241 million was made to community college districts. These loans are to be repaid from future Proposition 98 entitlements. Including both State and local funds, and adjusting for the loans and repayments, on a cash basis, total Proposition 98 K-12 funding in 1992-93 increased to $21.5 billion, 2.4 percent more than the amount in 1991-92 ($21.0 billion).


On October 29, 1992, because of a special statute of limitations contained in Chapter 703, litigation was commenced concerning that law. The Governor filed a civil action, now dismissed, to, in effect, enforce the inter-year adjustment. A second civil action, California Teachers' Association, et al. v. Gould, et al. (the "CTA case"), was filed by a teachers' organization, the Superintendent of Public Instruction and others to declare the inter-year adjustment and the provision for conditional suspension of Proposition 98 to be unlawful and to declare invalid the provision making the $732 million loan described above "repayable" from future years' Proposition 98 funds (see page A-63 of Appendix
A). A third civil action was filed by business, local government and taxpayer organizations seeking to enforce the budget plan for school financing as originally intended in Chapter 703.


One cause of action in the CTA case was heard by the Sacramento County Superior Court on November 12, 1993. The cause of action addressed both Chapter 703 and the corrective legislation. The court ruled orally from the bench that the $1.083 billion reduction in the 1991-92 school appropriations was proper to the extent that the base for determining the Proposition 98 guarantee in future years did not include the $1.083 billion. However, the court

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also ruled that the State could not implement the loan provisions to recover the excess funds or to use the excess funds as an offset against the next fiscal year's guarantee.

In addition, the court ruled that the $732 million loan to schools and the $241 million loan to community colleges in Fiscal Year 1992-93 violated Proposition 98, and that the loans were required to be included in the base for determining the Proposition 98 guarantee in future years. A judgment consistent with the Court's oral ruling was entered on April 26, 1994. The State and the plaintiffs have appealed the ruling. The impact of this lawsuit has not been reflected in the Proposition 98 guarantee for the 1992-93 Fiscal Year or for the 1993-94, 1994-95, or 1995-96 Fiscal Years.

The 1993-94 Budget Act projected the Proposition 98 minimum funding level at $13.5 billion based on the "Test 3" calculation where the guarantee is determined by the change in per capita growth in General Fund revenues, which are projected to decrease on a year-over-year basis. This amount also takes into account increased property taxes transferred to school districts from other local governments.

Legislation accompanying the 1993-94 Budget Act (Chapter 66/93) provided a loan of $609 million to K-12 schools in order to maintain per ADA funding at $4,187 and a loan of $178 million to community colleges. These loans have been combined with the K-14 1992-93 loans into one loan totalling $1.760 billion. Repayment of this loan would be from future years' Proposition 98 entitlements, and would be conditioned on maintaining current funding levels per pupil for K-12 schools. Chapter 66/93 also reduced the "Test 1" percentage to 33% to reflect the property tax shift among local government agencies.

The 1994-95 Budget Act has appropriated $14.4 billion of Proposition 98 funds for K-14 schools based on Test 2. This exceeds the minimum Proposition 98 guarantee by $8 million to maintain K-12 funding per pupil at $4,217. Based upon updated State revenues, growth rates and inflation factors, the 1994-94 Budget Act includes an additional $286 million with Proposition 98 for the 1993-94 Fiscal Year, to reflect a need in the continuous statutory appropriations for school districts and county offices of education. These and various other minor appropriation adjustments increase the 1993-94 Proposition 98 guarantee to $13.8 billion, which exceeds the minimum guarantee in that year by $272 million and provides per pupil funding of $4,225.

The 1995-96 Governor's Budget adjusts the 1993-94 minimum guarantee to reflect changes in enrollment and inflation, and 1993-94 Proposition 98 appropriations are increased to $14.1 billion, primarily to reflect changes in the statutory continuous appropriations for apportionments. The revised appropriations now exceed the minimum guarantee by $32 million. The appropriation level still provides per-pupil funding of $4,225. The 1994-95 Proposition 98 minimum guarantee has also been adjusted for changes in factors described above, and is now calculated to be $14.9 billion. Within the minimum guarantee, the dollars per pupil have been maintained at the prior year's level; consequently, the 1994-95 minimum guarantee now includes a loan repayment of $135 million, and the per-pupil funding increases to $4,231.


The 1995-96 Governor's Budget proposes to appropriate $15.9 billion of Proposition 98 funds to K-14 schools to meet the guarantee level. Included within the guarantee is a loan repayment of $379 million for the combined outstanding loans of $1.76 billion. Funding per pupil is estimated to increase by $61 over 1994-95 to $4,292.


On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibits the imposition of transaction taxes and sales

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taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.


In September 1988, the California Court of Appeals in City of Westminster v. County of Orange 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes, or on new taxes imposed after the effective date of Proposition 62.


On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

Other Relevant California Laws. A wide variety of California laws and regulations may affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, California Municipal Securities in which the California Tax Exempt Portfolio may invest. The impact of such laws and regulations on particular California Municipal Securities may vary depending upon numerous factors including, among others, the particular type of Municipal Security involved, the public purpose funded by the Municipal Security and the nature and extent of insurance or other security for payment of principal and interest on the Municipal Security. For example, California Municipal Securities which are payable only from the revenues derived from a particular facility may be adversely affected by California laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. California Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a California governmentally created fund, may be adversely affected by California laws or regulations which restrict the aggregate insurance proceeds available for payment of principal and interest in the event of a default on such Municipal Securities.

Certain California Municipal Securities in which the Portfolio may invest may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect such revenues and, consequently, payment on those California Municipal Securities.


The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed in payment for services rendered to Medi-Cal beneficiaries in the future.


Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California Legislature appropriates adequate funding therefor.


In February 1987, the Governor of the State of California announced that payments to Medi-Cal providers for certain services (not including hospital acute inpatient services) would be decreased by ten percent through June 1987. However, a federal district court issued a preliminary injunction preventing application of any cuts until a trial on the merits can be held. If the injunction is deemed to have been granted improperly, the State of California would be entitled to recapture the payment differential for the intended reduction period. It is not possible to predict at this time whether any decreases will ultimately be implemented.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December, 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

Certain California Municipal Securities in which the Portfolio may invest may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust, two of which limit the creditor's right to obtain a deficiency judgment. One of the limitations is based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires the creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a home mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain California Municipal Securities in which the Portfolio may invest may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific California Municipal Securities the California Tax Exempt Portfolio will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Municipal Securities in which the California Tax Exempt Portfolio may invest and, therefore, on the units of the California Tax Exempt Portfolio.

The General Financial Condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth occurred in 1994 and is expected to continue in 1995, but pre-recession job levels are not expected to be reached until late 1996. Economic indicators show a steady recovery underway in the State since the start of 1994.

The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the State General Fund. As a result, the State experienced recurring budget deficits in the late 1980s and early 1990s. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92; revenues and expenditures were equal in 1992-93, and the State had an operating surplus of $1.1 billion in 1993-94. However, at June 30, 1994, according to the Department of Finance, the State's special Fund for Economic Uncertainties still had an accumulated deficit, on a budget basis, of approximately $1.5 billion.

The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1994-95 Fiscal Year, the State has issued, in July and August, 1994, $4.0 billion of revenue anticipation warrants which mature on April 25, 1996, and $3.0 billion of revenue anticipation notes maturing on June 28, 1995.

On July 25, 1994, all three of the rating agencies rating the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."

The 1994-95 Fiscal Year Budget (as updated in the January 10, 1995 Governor's Budget) is projected to have $42.4 billion of General Fund revenues and transfers and $41.7 billion of budgeted expenditures. In addition, the 1994-95 Budget Act anticipates deferring retirement of about $1 billion of the accumulated budget deficit to the 1995-96 Fiscal Year when it is intended to be fully retired by June 30, 1996.

On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about $1.69 billion, or 22% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also affect their ability to meet their outstanding obligations.


The State has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county-administered State programs because of insufficient resources, it may be necessary for the State to intervene, but the State cannot presently predict what, if any, action may occur. At this time, it appears that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Funds. Under existing legal precedent, the State is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational quality. The State is not presently able to predict whether any school districts will face insolvency because of their participation in the Fund, and if so, the potential amount or form of aid which the State may have to provide. The Governor has called a special session of the legislature which is expected to consider various responses to the Orange County situation.


For the first time in four years, the State enters the upcoming fiscal year with strengthening revenues based on an improving economy. On January 10, 1995, the Governor presented his 1995-96 Fiscal Year Budget Proposal (the

"Proposed Budget"). The Proposed Budget estimates General Fund revenues and transfers of $42.5 billion (an increase of 0.2 percent over 1994-95). This nominal increase from the 1994-95 Fiscal Year reflects the Governor's realignment proposal and the first year of his tax cut proposal (see principal features of the Proposed Budget below for further discussions). Without these two proposals, General Fund revenues would be projected at approximately $43.8 billion, or an increase of 3.3 percent over 1994-95. Expenditures are estimated at $41.7 billion (essentially unchanged from 1994-95). Special Fund revenues are estimated at $13.5 billion (10.7 percent higher than 1994-95) and Special Fund expenditures are estimated at $13.8 billion (12.2 percent higher than 1994-95). The Proposed Budget projects that the General Fund will end the fiscal year at June 30, 1996 with a budget surplus in the Special Fund for Economic Uncertainties of about $92 million, or less than 1 percent of General Fund expenditures, and will have repaid all of the accumulated budget deficits.


                  The following are the principal features of the Proposed
Budget:

                 1. The principal feature of the Proposed Budget is a proposed 15 percent cut in personal income and corporate tax rates, which would be phased in at 5 percent per year starting in 1996. Existing personal income tax rates, which are scheduled to drop from an 11 percent top rate to 9.3 percent in 1996, would be continued during the time the overall tax cut takes effect. This proposal would reduce General Fund revenues by $225 million in 1995-96, but the revenue reduction would reach $3.6 billion by 1998-99.

                 2. The Governor has proposed an expansion of the realignment program between the State and counties, so that counties will take on greater responsibility for welfare and social services, while the State will take on increased funding of trial court costs. The proposal includes transfer of about $1 billion of State revenues, from sales taxes and trial court funding moneys, to counties. The net effect of the shifts, however, is estimated to save the General Fund about $240 million.

                 3. The Governor proposes further cuts in health and welfare costs totaling about $1.4 billion. Some of these cuts would require legislative approval.

                 4. Proposition 98 funding for schools and community colleges will increase by about $1.2 billion, reflecting strong General Fund revenue growth. Per-pupil expenditures are projected to increase by $61 to $4,292. For the first time in several years, a cost-of-living increase (2.2 percent) is added to the enrollment growth factor. The Governor proposes to set aside about $514 million of the Proposition 98 funding increase to repay prior years' loans from the General Fund to schools. As the legality of these loans is currently being challenged in a lawsuit, the Governor proposes to set the amount aside in escrow until the litigation (the CTA case) is resolved.

                 5. The Proposed Budget includes increases in funding for the University of California ($63 million General Fund) and the California State University system ($3 million General
        Fund). The Governor has proposed a four-year funding "compact" for the higher educational units which includes both annual increases in State funding and increases in student fees.

                 6. The Proposed Budget assumes receipt of $830 million in new federal aid for costs of undocumented and refugee immigrants, above commitments already made by the federal government. This amount is much less than an estimated $2.8 billion which had been included in the Governor's pro-forma two-year plan from last summer.

                  The 1995-96 Budget will be subject to the Budget Adjustment or "Trigger" legislation enacted in June, 1994. The Proposed Budget contains a cash flow projection (based on all the assumptions described above) which shows about $1 billion of unused borrowable resources at June 30, 1996, providing this amount of "cushion" before the budget "trigger" would have to be invoked.


                  However, a report issued by the Legislative Analyst in February 1995 notes that the Proposed Budget (and hence the margin of cushion under the "trigger") is subject to a number of major risks, including receipt of the expected federal immigration aid and other federal actions to allow health and welfare cuts, and the outcome of several lawsuits concerning previous budget actions which the State has lost at the trial court level and which are under appeal. The Analyst's Report also estimates that, despite more favorable revenues, the two-year budget estimates made in July, 1994 are about $2 billion out of balance, principally because federal immigration aid appears likely to be much lower than previously estimated. This shortfall is much smaller than the State has faced in recent years, and has been addressed in the Governor's Budget.

Additional Considerations. With respect to Municipal Securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the California State Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of California Municipal Securities for investment by the California Tax Exempt Portfolio and the value of the Fund's investments. In such event, the Trustees would reevaluate the investment objective and policies of the California Tax Exempt Portfolio and consider changes in its investment structure or possible dissolution.


INVESTMENT LIMITATIONS

In addition to those listed in the Prospectus, the following are fundamental policies and may not be changed without the consent of a majority of a Portfolio's outstanding shares. The term "a majority of a Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's shares, whichever is less.

A Portfolio may not:

1. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. The California Tax Exempt Portfolio has a fundamental policy that to the extent such borrowing exceeds 5% of the value of the Portfolio's total assets, borrowing will be done from a bank and in accordance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings of the Portfolios will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

2.       Purchase securities of other investment companies.

3. Make loans, except that any Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements.

4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (1) above in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at current value at the time of the incurrence of such loan.

5.       Invest in companies for the purpose of exercising control.

6.       Acquire more than 10% of the voting securities of any one issuer.

7. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, any Portfolio may invest in municipal securities or other obligations secured by real estate or other interests therein.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Prospectuses and this Statement of Additional Information or as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

11. Invest more than 25% of total assets in issues within the same state or similar type projects (except in specified categories). This investment limitation applies only to the Institutional Tax Free Portfolio.

12. With the exception of the California Tax Exempt Portfolio, purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities) and any security guaranteed thereby if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

13. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies, instrumentalities or, for the California Tax Exempt Portfolio, to investments in tax-exempt securities issued by governments or political subdivisions of governments.

In addition, it is a fundamental policy of the Portfolios to invest only in high quality, U.S. dollar denominated obligations maturing in 397 days or less (although obligations subject to repurchase agreements may have a maturity in excess thereof), and to maintain an average maturity (on a dollar weighted basis) of 90 days or less.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

No Portfolio may invest in warrants, calls, straddles, spreads or combinations thereof, except as permitted by the Prospectus and this Statement of Additional Information. No Portfolio may invest more than 10% of its net assets in restricted securities. No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 10% of a Portfolio's net assets. An illiquid security is a security that cannot be disposed of promptly (within seven days), and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

No Portfolio may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

No Portfolio may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if, as a result more than 5% of total assets (taken at fair market value) of the Portfolio would be invested in such securities, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or municipal securities which are rated by at least 2 nationally recognized bond rating services or are determined by the Adviser to be of high quality.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.


THE ADVISER


Effective as of November 30, 1995, Prudential Investment Corporation ("Prudential") resigned as the investment adviser to each Portfolio. Effective December 1, 1995, the Board of Trustees approved the appointment of PNC Institutional Management Corporation (the "PIMC" or the "Adviser") as the investment adviser to each Portfolio. The Trust and PIMC have entered into advisory agreements relating to each Portfolio (the "Advisory Agreements"). Each Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Each Advisory Agreement provides that if in any fiscal year the aggregate expenses of a Portfolio (as defined under the securities regulations of any state having the jurisdiction over the Portfolio) exceeds the expense limitations of any such state, the Adviser will bear its share of the amount of such excess in proportion to the aggregate fees otherwise payable to it under the agreement and to the Trust's administrator, under its administration agreement with the Trust. The obligation of the Adviser to reimburse the Trust under this provision is limited in any fiscal year to the amount of its fees otherwise payable under the agreement attributable to the Portfolio for such fiscal year, provided, however, that notwithstanding the foregoing, the Adviser shall reimburse the Trust of the full amount of its share of any such excess expenses regardless of the amount of fees otherwise payable to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Portfolio so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

The continuance of each Advisory Agreement, after the initial two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Portfolio, by a majority of the outstanding shares of that Portfolio, on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust.


For the fiscal years ended January 31, 1994, January 31, 1995 and January 31, 1996, the Portfolios paid the following advisory fees:


===================================================================================================================================
               Portfolio                                Fees Paid (000)                               Fee Waivers (000)
                                       --------------------------------------------------------------------------------------------
                                              1994           1995           1996            1994           1995            1996
-----------------------------------------------------------------------------------------------------------------------------------
California Tax Exempt Portfolio
         Prudential                           $80            $31            $236             $0             $0              $0
         PIMC                                 N/A            N/A             $50             N/A            N/A             $0
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Tax Free Portfolio
         Prudential                           $29            $94             $75             $0             $0              $0
         PIMC                                 N/A            N/A             $13             N/A            N/A             $0
===================================================================================================================================


THE ADMINISTRATOR

The Trust and SEI Financial Management Corporation (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement shall remain in effect for five years and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.


The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

For the fiscal periods ended January 31, 1994, January 31, 1995 and January 31, 1996, the Portfolios paid the following administrative fees:


===================================================================================================================================
               Portfolio                              Fees Paid (000)                               Fee Waivers (000)
                                       --------------------------------------------------------------------------------------------
                                             1994          1995           1996            1994            1995             1996
-----------------------------------------------------------------------------------------------------------------------------------
California Tax Exempt Portfolio          $176           $718          $908           $0               $218            $0
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Tax Free Portfolio         $48            $186          $349           $0               $192            $203
===================================================================================================================================


THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor. The Distributor does not receive compensation for the distribution of Portfolio shares.

TRUSTEES AND OFFICERS OF THE TRUST


The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087-1658. Certain officers of the Trust also serve as Trustees and/or officers of The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust, each of which is an open-end management investment company.

ROBERT A. NESHER - Trustee* - Date of Birth: 8/17/46. 8 South Street, Kennebunkport, ME 04046. Retired since 1994. Director, Executive Vice President of SEI Corporation (1986-1994). Director and Executive Vice President of SEI and the Administrator and the Distributor (1981-1994).

JOHN T. COONEY - Trustee** - Date of Birth: 1/20/27. 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A. (1989-1992), and MTrust Corp. (1985-1989).

WILLIAM M. DORAN - Trustee* - Date of Birth: 5/26/40. 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP(law firm). Counsel to the Trust, Administrator and Distributor (1990- present). Director and Secretary of SEI.

FRANK E. MORRIS - Trustee** - Date of Birth: 12/30/23. 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College since 1989. President, Federal Reserve Bank of Boston (1968-1988).

ROBERT A. PATTERSON - Trustee** - Date of Birth: 11/5/17. 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp. Member and Treasurer, Board of Trustees of Grove City College.

GENE PETERS - Trustee** - Date of Birth: 6/3/29. 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978.

JAMES M. STOREY - Trustee** - Date of Birth: 4/12/31. Ten Post Office Square South, Boston, MA 02109. Retired since 1993. Formerly Partner of Dechert Price & Rhoads (law firm).

DAVID G. LEE - President, Chief Executive Officer - Date of Birth: 4/16/52. Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Date of Birth: 10/18/53. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Date of Birth: 4/15/61. Senior Vice President, General Counsel and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Vice President and Assistant Secretary of the SEI, Administrator and the Distributor (1992- 1994). Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

JEFFREY A. COHEN, CPA - Controller, Chief Financial Officer - Date of Birth:
4/22/61. Vice President, International and Domestic Funds Accounting, SEI Corporation since 1991. Audit Manager, Price Waterhouse prior to 1991.

KATHRYN L. STANTON - Vice President, Assistant Secretary - Date of Birth:
11/18/58. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius (law firm) 1989-1994.

JOSEPH M. LYDON - Vice President, Assistant Secretary - Date of Birth: 9/27/59. Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Advisor, Dreman Value Management and President of Dreman Financial Services, Inc, prior to 1995.

TODD CIPPERMAN - Vice President, Assistant Secretary - Date of Birth: 2/14/66. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm)(1994- 1995). Associate, Winston & Strawn (law firm)(1991-1994).

RICHARD W. GRANT - Secretary - Date of Birth: 10/25/45. 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP (law firm), Counsel to SEI, the Trust, Administrator and the Distributor (1990-present).


---------------
 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.
** Messrs. Cooney, Morris, Patterson, Peters and Storey serve on the Audit
   Committee of the Trust.


The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. For the fiscal period ended January 31, 1996, the Trust paid the unaffiliated Trustees aggregate fees of approximately $61,924.25.

                               COMPENSATION TABLE

================================================================================================================================
Name of Person,           Aggregate                 Pension or Retirement     Estimated Annual          Total Compensation
Position                  Compensation From         Benefits Accrued as       Benefits Upon             From Registrant and
                          Registrant                Part of Fund Expenses     Retirement                Fund Complex Paid to
                                                                                                        Trustees for the Fiscal
                                                                                                        Year Ended January
                                                                                                        31, 1996 1
--------------------------------------------------------------------------------------------------------------------------------

John T. Cooney,           $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson,      $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Frank E. Morris,          $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Gene Peters, Trustee      $12,384.82                N/A                       N/A                       $12,384.82
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher,         $0                        N/A                       N/A                       $12,384.82
Trustee*
--------------------------------------------------------------------------------------------------------------------------------
William M. Doran,         $0                        N/A                       N/A                       $0
Trustee*
--------------------------------------------------------------------------------------------------------------------------------
James M. Storey,          $12,384.82                N/A                       N/A                       $12,384.82
Trustee
================================================================================================================================



1 Total compensation for service on one board.
* A Trustee who is an "interested person" as defined by the 1940 Act.


COMPUTATION OF YIELD

From time to time the Portfolios may advertise their "current yield," "effective compound yield" and "tax equivalent yield". These yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolios refers to the income generated by an investment in a Portfolio over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of each Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolios is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of these Portfolios fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

Yields are one basis upon which investors may compare the Portfolios with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.


For the seven-day period ended January 31, 1996, the Portfolios' yields were 2.83% for the California Tax Exempt Portfolio and 3.19% for the Institutional Tax Free Portfolio.

For the seven-day period ended January 31, 1996, the Portfolios' tax-equivalent yields were 5.70% for the California Tax Exempt Portfolio and 5.28% for the Institutional Tax Free Portfolio.


Each Portfolio may also advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Portfolios refers to the annualized income generated by an investment in the Portfolios over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2 ([(a-b)/cd + 1]6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


For the 30-day period ended January 31, 1996, the Portfolios' yields were 2.96% for the California Tax Exempt Portfolio and 3.27% for the Institutional Tax Free Portfolio.


Each Portfolio may also advertise tax equivalent yield based on a 30-day period and computed by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated Federal and/or state income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt.


For the 30-day period ended January 31, 1996, the Portfolios' tax-equivalent yields were 5.97% for the California Tax Exempt Portfolio and 5.41% for the Institutional Tax Free Portfolio.


CALCULATION OF TOTAL RETURN

From time to time, each Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolios commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.


Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 1996 and for the one, five and ten year periods ended January 31, 1996 were as follows:


===============================================================================================================
          Portfolio                     Class                       Average Annual Total Return
                                                     ----------------------------------------------------------
                                                           One         Five         Ten            Since
                                                          Year         Year         Year         Inception
---------------------------------------------------------------------------------------------------------------
California Tax Exempt            Class A                  3.42%         N/A         N/A          7.04%
Portfolio
---------------------------------------------------------------------------------------------------------------
Institutional Tax Free           Class A                  3.69%         N/A         N/A          7.33%
Portfolio
===============================================================================================================


PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay for the redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a Shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of a Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

A Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolios. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to Shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolios incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolios in each Shareholder's account and to offset each Shareholder's pro rata portion of such loss or liability from the Shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

The securities of the Portfolios are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

Federal Income Tax

In order to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Portfolio must distribute annually to its Shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

Dividends received from the Portfolios will not be eligible for a dividends received deduction. Notwithstanding the distribution requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid the imposition of federal excise tax.

Additional Tax Information Concerning the Portfolios

As indicated in the Prospectus, the Portfolios are designed to provide shareholders with current tax-exempt interest income and are not intended to constitute a balanced investment program. Certain recipients of Social Security and railroad retirement benefits may be required to take into account income from the Portfolios in determining the taxability of their benefits. In addition, the Portfolios may not be an appropriate investment for shareholders that are "substantial users" or persons related to such users of facilities financed by private activity bonds or industrial revenue bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. All shareholders should consult their tax advisors to determine the potential effect of investing in the Portfolios, if any, on their liability for federal, state, and local taxes.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Portfolio's total assets consists of securities the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. The policy of each Portfolio is to pay each year as dividends substantially all of its interest income, net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Portfolio, and designated by the Portfolio as an exempt-interest dividend in a written notice mailed to shareholders within 60 days after the close of such Portfolio's taxable year. However, aggregate exempt-interest dividends for the taxable year may not exceed the net interest from Municipal Securities and other securities exempt from the regular federal income tax received by the Portfolio during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from a Portfolio during such year, regardless of the period for which the shares were held.

Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they were derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during the taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends.

Issuers of bonds purchased by the Portfolios (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with the covenants.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

Any net realized long-term capital gains of each of the Portfolios will be distributed at least annually. The Portfolios will have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares in a Portfolio. Such distributions will be designated as a capital gains dividend in a written notice mailed to shareholders after the close of a Portfolio's taxable year. If a shareholder disposes of shares in a Portfolio at a loss before having held those shares for more than six months, such loss will be treated as a long-term capital loss to the extent the shareholder has received a long-term capital gain distribution on the shares.

Although neither Portfolio expects to earn any investment company taxable income (as defined by the Code), any income earned on taxable investments will be distributed and will be taxable to shareholders as ordinary income. In general, "investment company taxable income" comprises taxable net investment income and net short-term capital gains. A Portfolio would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it is anticipated that no such tax will be paid by either Portfolio.

As indicated in the Prospectus, the Portfolios may acquire puts with respect to Municipal Securities held in its portfolio. See "Additional Description Of Permitted Investments --Puts on Municipal Securities" in this Statement of Additional Information. The policy of the Portfolios is to limit acquisitions of puts to those under which an acquiring Portfolio will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Portfolio. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that a Portfolio could acquire under the 1940 Act. Therefore, although the Portfolios will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion. If a Portfolio were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

Although both Portfolios expect to qualify as a regulated investment companies and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of a Portfolio and its shareholders under such laws may differ from its treatment under federal income tax laws.

If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Moreover, upon distribution to shareholders, the Portfolio's income, including Municipal Securities interest income, will be taxable to shareholders to the extent of the Portfolio's current and/or accumulated earnings and profits.

State Taxes

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Portfolios to Shareholders and the ownership of shares may be subject to state and local taxes. Depending upon applicable state and local law, Shareholders of a Portfolio may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities in which they reside, but Shareholders may be subject to tax on income derived from obligations of other jurisdictions. Each Portfolio will make periodic reports to Shareholders of the source of distributions on a state-by-state basis. Shareholders should consult their tax advisors concerning the state and local tax consequences of investments in the Trust, which may differ from the federal income tax consequences described above.

California State Taxes. If the California Tax Exempt Portfolio qualified to pay California exempt-interest dividends, dividends distributed to Shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the Portfolio in a written notice to Shareholders mailed within 60 days of the close of the Portfolio's taxable year and (2) to the extent the interest received by the Portfolio during the year on California Tax Exempt Obligations exceeds expenses of the Portfolio that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Portfolio were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratios of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend.

Corporations subject to California franchise tax that invest in the Portfolio may not be entitled to exclude California exempt-interest dividends from income.

The Portfolio is treated as a separate taxable entity for California tax purposes, and is therefore subject to California franchise or corporate income tax on its net income. However, the Portfolio intends to qualify as a regulated investment company under the Code, and if it does so qualify, will be entitled, for California tax purposes, to a deduction for dividends paid to Shareholders. As a regulated investment company, the Portfolio will pay California franchise or corporate income tax only on any undistributed income, net of allocable expenses.

The foregoing discussion, as well as the discussion in the Prospectus, provides only a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of Shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Portfolio transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

PORTFOLIO TRANSACTIONS


The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for the Portfolio. The Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and most favorable execution. Best price and most favorable execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. The Adviser will at times deal directly with the dealers who make a market in the securities involved, although the Adviser may deal with other entities in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. At other times, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

For the fiscal year ended January 31, 1996, the Portfolios did not pay any brokerage commissions.


TRADING PRACTICES AND BROKERAGE


The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and most favorable execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and most favorable execution, the Trust may place orders with broker-dealers which have agreed to defray certain Trust expenses such as custodian fees.


It is expected that the Trust may execute brokerage or other agency transactions through the Distributor which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. For the fiscal periods ended January 31, 1994 and January 31, 1995, the Portfolios paid no brokerage commissions to the Distributor or to any unaffiliated brokers or dealers.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Portfolios each of which represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolios, Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS


As of March 1, 1996, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

California Tax Exempt Portfolio: Wells Fargo Bank, NA, C/O Quality Control Department, 525 Market Street, 17th Floor, San Francisco, CA 94105, 97.94%.

Institutional Tax Free Portfolio: Wells Fargo Bank, NA, C/O Quality Control Department, 525 Market Street, 17th Floor, San Francisco, CA 94105, 99.07%.


EXPERTS

The financial statements in this Statement of Additional Information have been examined by Price Waterhouse LLP, independent accountants, as indicated in their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.


FINANCIAL STATEMENTS

Following are the audited financial statements of the Portfolios for the fiscal period ended January 31, 1996 and the Report of Independent Accountants of Price Waterhouse LLP date March 8, 1996, relating to the financial statements, including financial highlights of the Portfolios.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
California Tax-Exempt and Institutional
Tax-Free Portfolios of
The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Exempt and Institutional Tax-Free Portfolios of The Arbor Fund (hereafter referred to as the "Fund") at January 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Philadelphia, PA
March 8, 1996

STATEMENT OF NET ASSETS                                THE ARBOR FUND
January 31, 1996                                    Face
 CALIFORNIA TAX-EXEMPT                              Amount     Value
 PORTFOLIO                                          (000)      (000)
----------------------------------------------------------------------
MUNICIPAL BONDS -- 99.5%
CALIFORNIA -- 98.2%
Big Bear Lake, California Industrial
    Development Revenue, Southwest Gas
    Project, Ser A, AMT (A) (B) (C)
    3.050%, 02/07/96 ...........................   $ 5,100   $ 5,100
California Department of Water Resources,
    Central Valley Project, Ser N-V1 (A) (B) (C)
    3.100%, 02/07/96 ...........................     7,100     7,100
California Health Facilities Financing
    Authority, Adventist Health
    Systems, Ser A (A) (B) (C)
    2.900%, 02/07/96 ...........................     6,000     6,000
California Health Facilities Financing
    Authority, Catholic Healthcare West,
    Ser 95C, MBIA (A) (B) (C)
    2.850%, 02/07/96 ...........................    10,000    10,000
California Health Facilities Financing
    Authority, Kaiser Permanente,
    Ser 93A (A) (B)
    2.800%, 02/07/96 ...........................     8,000     8,000
California Health Facilities Financing
    Authority, Kaiser Permanente,
    Ser 93B (A) (B)
    2.800%, 02/07/96 ...........................     3,600     3,600
California Health Facilities Financing
    Authority, Scripps Memorial Hospital,
    Ser 91B, MBIA (A) (B) (C)
    2.900%, 02/07/96 ...........................     6,700     6,700
California Pollution Control Financing
    Authority, Burney Forrest Project,
    Ser 84, AMT (A) (B) (C)
    3.750%, 02/01/96 ...........................     1,000     1,000
California Pollution Control Financing
    Authority, Exxon Project (A) (B)
    3.500%, 02/01/96 ...........................     1,600     1,600
California Pollution Control Financing
    Authority, Pacific Gas & Electric,
    Ser 88A, TECP (C)
    3.150%, 02/01/96 ...........................     7,000     7,000
California Pollution Control Financing
    Authority, Pacific Gas & Electric,
    Ser 88C, TECP  (C)
    3.050%, 02/07/96 ...........................     3,800     3,800
California Pollution Control Financing
    Authority, Pacific Gas & Electric,
    Ser C, TECP (C)
    3.150%, 02/02/96 ...........................     4,000     4,000
    3.650%, 02/09/96 ...........................     9,500     9,500

                                            Face
 CALIFORNIA TAX-EXEMPT                     Amount     Value
 PORTFOLIO(continued)                       (000)     (000)
------------------------------------------------------------
California Pollution Control Financing
    Authority, Shell Oil Project,
    Ser 85A, AMT (A) (B)
    3.700%, 02/01/96 ...................   $ 2,300   $ 2,300
California Pollution Control Financing
    Authority, Shell Oil Project,
    Ser 94B, AMT (A) (B)
    3.700%, 02/01/96 ...................       200       200
California Pollution Control Financing
    Authority, Sierra Pacific Project
    (A) (B) (C)
    3.300%, 02/07/96 ...................     7,400     7,400
California Pollution Control Financing
    Authority, U.S. Borax Project,
    Ser 95A (A) (B) (C)
    3.200%, 02/07/96 ...................     5,100     5,100
California State RAW, BTP92
    Ser 94C (A) (B) (C) (D)
    3.390%, 02/07/96 ...................    10,000    10,000
California State RAW, Ser C, FGIC (C)
    5.750%, 04/25/96 ...................     9,150     9,192
California Statewide Communities
    Development Authority, Chevron
    USA Project, Ser 94, AMT (A) (B)
    3.700%, 02/01/96 ...................     1,190     1,190
California Statewide Communities
    Development Authority, Irvine County
    Project, Ser 95A-1 (A) (B) (C)
    2.800%, 02/07/96 ...................     6,000     6,000
California Statewide Communities
    Development Authority, Irvine County
    Project, Ser 95A-5 (A) (B) (C)
    2.850%, 02/07/96 ...................     3,900     3,900
California Statewide Communities
    Development Authority, Irvine County
    Project, Ser 95A-6 (A) (B) (C)
    2.850%, 02/07/96 ...................     4,500     4,500
California Statewide Communities
    Development Authority, St. Joseph
    Health Systems Group (A) (B) (C)
    3.200%, 02/01/96 ...................     1,300     1,300
Chula Vista, California, San Diego Gas
    & Electric, Ser 92B, AMT (A) (B)
    3.050%, 02/07/96 ...................     1,000     1,000
Contra Costa County, California, Multi-
    Family Housing Park Regency,
    Ser A, AMT (A) (B) (C)
    3.400%, 02/07/96 ...................    20,400    20,400

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)            THE ARBOR FUND
January 31, 1996                             Face
 CALIFORNIA TAX-EXEMPT                      Amount     Value
 PORTFOLIO(continued)                        (000)     (000)
--------------------------------------------------------------
Contra Costa, California, Transportation
    Authority Sales Tax Revenue,
    Ser A, FGIC (A) (B) (C)
    2.900%, 02/07/96 ....................   $ 3,500   $ 3,500
Corona, California, Multi-Family
    Housing Revenue, Cog Partners
    Project, Ser 85D (A) (B) (C)
    3.475%, 02/07/96 ....................     5,200     5,200
Cupertino, California, TRAN
    4.750%, 07/05/96 ....................     5,225     5,243
Glendale, California, Reliance
    Development, Glendale Public
    Parking Project, Ser 84 (A) (B) (C)
    3.650%, 02/15/96 ....................     6,200     6,200
Huntington Park, California,
    Redevelopment Agency, Casa Rita
    Apartments, Ser 94A, AMT (A) (B) (C)
    3.350%, 02/07/96 ....................     4,000     4,000
Kings County, California, Edgewater
    Isle Project, Ser 85A (A) (B) (C)
    3.100%, 02/07/96 ....................     7,570     7,570
Los Angeles County, California,
    Housing Authority, Malibu
    Meadows II Project, Ser B (A) (B)
    3.350%, 02/07/96 ....................     2,300     2,300
Los Angeles County, California,
    Metropolitan Transportation
    Authority, Union Station Project,
    Ser A (A) (B) (C)
    2.950%, 02/07/96 ....................    14,000    14,000
Los Angeles County, California, Sales Tax
    Revenue, Ser A, FGIC (A) (B) (C)
    2.750%, 02/07/96 ....................     5,050     5,050
Los Angeles County, California, TRAN (C)
    4.500%, 07/01/96 ....................    22,200    22,264
Los Angeles, California,
    Redevelopment Agency,
    Multi-Family Housing,
    Lanewood Apartments (A) (B) (C)
    3.100%, 02/07/96 ....................       300       300
Milpitas, California, TRAN
    4.750%, 07/05/96 ....................     2,450     2,458
Monterey County, California,
    Reclamation & Distribution Project,
    Ser 95A (A) (B) (C)
    3.400%, 02/07/96 ....................     4,000     4,000
Mount Diablo, California, TRAN
    4.500%, 10/24/96 ....................    12,000    12,050

                                             Face
 CALIFORNIA TAX-EXEMPT                       Amount     Value
 PORTFOLIO(continued)                        (000)     (000)
------------------------------------------------------------------
Oakland, California, TRAN
    4.500%, 07/31/96 ....................   $ 5,000   $ 5,015
Pasadena, California, Historical
    Rehabilitation Revenue, Dodsworth
    Building Project (A) (B) (C)
    3.100%, 02/07/96 ....................     3,900     3,900
Sacramento, California, Administration
    Center and Courthouse
    Project (A) (B) (C)
    2.850%, 02/07/96 ....................     3,000     3,000
Sacramento, California, Municipal Utility
    District, Ser I, TECP (C)
    3.100%, 03/19/96 ....................     8,000     8,000
    3.100%, 03/20/96 ....................     7,000     7,000
San Bernardino County, California,
    Housing Authority, Multifamily
    Housing Revenue, Montclair
    Heritage Project, Ser A (A) (B) (C)
    2.900%, 02/07/96 ....................     4,620     4,620
San Bernardino County, California,
    Housing Authority, Multifamily
    Housing Revenue, Rialto Heritage
    Park Apartments, Ser 93 (A) (B) (C)
    2.900%, 02/07/96 ....................     4,330     4,330
San Diego, California, Housing
    Authority, Multifamily Housing
    Revenue, Lusk Mira Apartments,
    Ser 85E (A) (B) (C)
    3.050%, 02/07/96 ....................     3,600     3,600
San Diego, California, San Diego Gas
    & Electric Co., Ser 95A, TECP
    3.100%, 02/01/96 ....................     2,000     2,000
    3.050%, 02/07/96 ....................    10,200    10,200
San Diego, California, TECP
    3.600%, 02/22/96 ....................     5,000     5,000
San Francisco, California, City & County
    Financing Authority Revenue, Yerba
    Buena Garden Project (A) (B) (C)
    3.350%, 02/07/96 ....................     5,000     5,000
San Francisco, California, City & County
    Redevelopment Agency, Bayside
    Village Project, Ser A (A) (B) (C)
    3.250%, 02/07/96 ....................     7,200     7,200
San Francisco, California, City & County
    Redevelopment Agency, Multifamily
    Revenue, Fillmore Center Project,
    Ser 92B-1 (A) (B) (C)
    3.050%, 02/07/96 ....................     8,900     8,900

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                 THE ARBOR FUND
January 31, 1996                                Face
 CALIFORNIA TAX-EXEMPT                          Amount     Value
 PORTFOLIO(continued)                           (000)      (000)
------------------------------------------------------------------
San Francisco, California, TRAN
    4.500%, 07/25/96 ......................   $ 10,000   $ 10,027
San Juan Modesto-Santa Clara-Redding,
    California, San Juan Project,
    Subordinate Lien Revenue,
    Ser B, AMBAC (A) (B) (C)
    2.900%, 02/07/96 ......................      1,900      1,900
Sonoma County, California, TRAN
    4.250%, 11/01/96 ......................      9,000      9,026
Southeast Resource Recovery Facilities
    Authority, California Lease Revenue,
    Ser A (A) (B) (C)
    3.300%, 02/07/96 ......................      2,900      2,900
Southern California Public Power Authority,
    Transmission Project Revenue,
    Southern Transmission,
    Ser 91, AMBAC (A) (B) (C)
    2.750%, 02/07/96 ......................     12,100     12,100
Southern California Public Power Authority,
    Transmission Project Revenue,
    San Juan Power Project,
    MBIA (A) (B) (C) (D)
    3.300%, 02/07/96 ......................      3,360      3,360
State of California, Various Purpose GO,
    Ser 92A-2, Custodial Receipts -
    Topstar, FGIC (A) (B) (C) (D)
    3.050%, 02/07/96 ......................     10,500     10,500
Vallejo, California, Housing Authority,
    Multifamily Revenue, Crow Western
    Project-Phase II, Ser 85C (A) (B) (C)
    3.200%, 02/07/96 ......................      9,200      9,200
West Covina, California, Redevelopment
    Agency, Barranca Garvey Public
    Package (A) (B) (C)
    3.050%, 02/07/96 ......................      8,000      8,000
                                                         --------
        Total California ..................               384,795
                                                         --------
PUERTO RICO -- 1.3%
Puerto Rico Industrial, Medical, Higher
    Education and Environmental
    Pollution Control Facilities Authority
    (Ana G. Mendez Educational
    Foundation,  FEAGM Project)
    (A) (B) (C)
    3.200%, 02/07/96 ......................      5,000      5,000
                                                         --------

 CALIFORNIA TAX-EXEMPT                    Value
 PORTFOLIO(concluded)                     (000)
-------------------------------------------------
        Total Municipal Bonds
           (Cost $389,795,506) .....   $ 389,795
                                       ---------
        Total Investments -- 99.5%
           (Cost $389,795,506) .....     389,795
                                       ---------
OTHER ASSETS AND LIABILITIES -- 0.5%
Other Assets and Liabilities, Net ..       1,887
                                       ---------
Total Other Assets and Liabilities .       1,887
                                       ---------


NET ASSETS:
Portfolio Shares (unlimited
    authorization - no par value)
    based on 391,745,363 outstanding
    shares of beneficial interest ..     394,787
Accumulated Net Realized Loss
    on Investments .................      (3,105)
                                       ---------
Total Net Assets: (100.0%) .........   $ 391,682
                                       =========
Net Asset Value, Offering Price
    and Redemption Price Per Share--   $    1.00
                                       =========

(A) Variable Rate Securities - the rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.
(B) Put or Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the lesser of the put, demand or maturity date.
(C) Securities are held in connection with a letter of credit or standby bond purchase agreement issued by a major commercial bank or other financial institution.
(D) Tax-exempt derivative securities relating to municipal obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

AMBAC -- American Municipal Bond Assurance Company
AMT   -- Alternative Minimum Tax
FGIC  -- Financial Guaranty Insurance Company
GO    -- General Obligation
MBIA  -- Municipal Bond Investors Assurance
RAW   -- Revenue Anticipation Warrant
Ser   -- Series
TECP  -- Tax Exempt Commercial Paper
TRAN  -- Tax and Revenue Anticipation Note

     The accompanying notes are an integral part of thefinancial statements.

STATEMENT OF NET ASSETS (continued)       THE ARBOR FUND
January 31, 1996                        Face
 INSTITUTIONAL TAX-FREE                 Amount    Value
 PORTFOLIO                              (000)     (000)
---------------------------------------------------------
MUNICIPAL BONDS -- 99.7%
ARIZONA -- 2.6%
Maricopa County, Arizona, PCRB,
    Arizona Public Services
    Corporation, (C)
    3.400%, 02/01/96 ................   $3,000   $3,000
                                                 ------
CALIFORNIA -- 4.4%
California State, Higher Education
    Loan Authority, Student Loan
    Refunding, Ser 95E-5,
    AMT, (C)
    4.250%, 06/01/96 ................    1,000    1,000
California State, Higher Education
    Loan Authority Student Loan
    Refunding, Ser 87-A, (C)
    3.900%, 07/01/96 ................    2,300    2,300
Southeast Resource Recovery
    Facilities Authority, California,
    Ser A, (A) (B) (C)
    3.300%, 02/07/96 ................    1,800    1,800
                                                 ------
        Total California ............             5,100
                                                 ------
COLORADO -- 1.8%
Arapahoe County, Colorado CSX
    Beckett Aviation Project,
    Ser 83 (A) (B) (C)
    3.480%, 02/15/96 ................    1,900    1,900
Colorado State, Frasier Meadows
    Manor Project,
    Ser 94, (A) (B) (C)
    3.250%, 02/01/96 ................      210      210
                                                 ------
        Total Colorado ..............             2,110
                                                 ------
GEORGIA -- 4.2%
Burke County, Georgia, PCRB,
    Ogelthorpe Power Corporation
    Project, Ser A
    3.050%, 02/07/96 ................    1,400    1,400
Fulton County, Georgia, The Alfred
    and Adele Davis Academy Project,
    Ser 1995, (A) (B) (C)
    3.300%, 02/01/96 ................    3,500    3,500
                                                 ------
        Total Georgia ...............             4,900
                                                 ------

                                                     Face
 INSTITUTIONAL TAX-FREE                              Amount     Value
 PORTFOLIO(continued)                                (000)     (000)
----------------------------------------------------------------------
HAWAII -- 4.0%
State of Hawaii, GO, Custodial Receipts -
    Topstar, Ser A-7, (A) (B) (C)
    3.150%, 02/07/96 ............................   $ 4,700   $ 4,700
                                                              -------
ILLINOIS -- 14.1%
Chicago, Illinois, GO, (A) (B) (C)
    3.750%, 05/01/96 ............................     2,800     2,800
Illinois State, Development Finance
    Authority, Illinois Power Company
    Project, Ser B, (A) (B) (C)
    3.200%, 02/07/96 ............................     3,300     3,300
Illinois State, Development Authority,
    Webster Wayne Shopping Center
    Project, (A) (B) (C)
    3.300%, 02/08/96 ............................     3,000     3,000
Illinois State, Educational Facilities Authority,
    Depaul University Project, (A) (B) (C)
    3.450%, 02/07/96 ............................     2,300     2,300
Illinois State, Educational Facilities Authority,
    Art Institute of Chicago, (A) (B) (C)
    3.150%, 02/07/96 ............................     3,000     3,000
    3.450%, 02/07/96 ............................     2,000     2,000
                                                              -------
        Total Illinois ..........................              16,400
                                                              -------
INDIANA -- 0.1%
Hammond, Indiana, PCRB, Amoco Oil
    Project, (A) (B)
    3.650%, 02/01/96 ............................       100       100
                                                              -------
LOUISIANA -- 1.8%
Jefferson Parish, Louisiana, Hospital
    Service District No.2, FGIC, (A) (B),
    3.100%, 02/07/96 ............................     2,100     2,100
                                                              -------
MARYLAND -- 8.1%
Maryland State, Health and Higher
    Education Authority, Helix Health
    Hospital Issue, Ser A, (A) (B) (C)
    3.300%, 02/08/96 ............................     5,000     5,000
Montgomery County, Maryland, Housing
    Opportunities Commission,
     Ser B, Annual Mandatory Tender, FHA
    3.900%, 11/14/96 ............................     4,500     4,500
                                                              -------
        Total Maryland ..........................               9,500
                                                              -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)             THE ARBOR FUND
January 31, 1996
                                              Face
 INSTITUTIONAL TAX-FREE                       Amount    Value
 PORTFOLIO(continued)                         (000)     (000)
--------------------------------------------------------------
MISSISSIPPI -- 3.1%
Jackson County, Mississippi, Chevron USA
    Project, Ser 93, (A) (B)
    3.650%, 02/01/96 ......................   $3,610   $3,610
                                                       ------
MISSOURI -- 7.6%
Missouri State, Health and Educational
    Facilities Authority, School District
    Funding Program, Ser 95 H
    4.500%, 08/19/96 ......................    2,500    2,507
Missouri State, Health and Educational
    Facilities Authority, Saint Anthony's
    Medical Center, (A) (B) (C)
    3.500%, 02/06/96 ......................    3,700    3,700
St. Louis, Missouri, Industrial Development
    Authority, American Cancer Society,
    (A) (B) (C)
    3.650%, 02/07/96 ......................    2,700    2,700
                                                       ------
        Total Missouri ....................             8,907
                                                       ------
NEW YORK -- 4.5%
Nassau County, New York,
    Ser 95-B, TAN
    4.500%, 04/15/96 ......................    1,500    1,502
New York State, Local Government
    Assistance Corporation,
    Ser 95-E (A) (B) (C)
    2.950%, 02/07/96 ......................    3,700    3,700
                                                       ------
        Total New York ....................             5,202
                                                       ------
NORTH CAROLINA -- 7.5%
Raleigh Durham, North Carolina, Airport
    Authority, American Airlines Project
    Ser B, (A) (B) (C)
    3.750%, 02/01/96 ......................    4,200    4,200
Wake County, North Carolina, Pollution
    Control Authority, Carolina Power and
    Light Project, Ser B, (A) (B) (C)
    3.550%, 02/07/96 ......................    4,500    4,500
                                                       ------
        Total North Carolina ..............             8,700
                                                       ------
OREGON -- 8.0%
Klamath Falls, Oregon, Electric Revenue,
    Salt Caves Hydroelectric Project,
    Ser 86D
    4.400%, 05/02/96 ......................    4,380    4,380

                                                 Face
 INSTITUTIONAL TAX-FREE                          Amount     Value
 PORTFOLIO(continued)                            (000)     (000)
------------------------------------------------------------------
Oregon State, Health, Housing, Educational,
     & Cultural Facilities Authority, Guide
    Dogs For the Blind Project,
    Ser A, (A) (B) (C)
    3.100%, 02/08/96 .........................   $3,000   $3,000
Oregon State, GO, Ser 73-G, (A) (B) (C)
    3.350%, 02/07/96 .........................    2,000    2,000
                                                          ------
        Total Oregon .........................             9,380
                                                          ------
PENNSYLVANIA -- 4.1%
Beaver County, Pennsylvania, Toledo
    Edison Project, Ser 92-E, (C)
    3.850%, 03/06/96 .........................    1,200    1,200
Pennsylvania State, Higher Education
    Authority, Carnegie Melon University,
    (A) (B) (C)
    3.700%, 02/01/96 .........................      200      200
Sayre, Pennsylvania, Health Care Facilities
    Authority, Ser K, AMBAC (A) (B) (C)
    3.100%, 02/07/96 .........................    3,400    3,400
                                                          ------
        Total Pennsylvania ...................             4,800
                                                          ------
SOUTH CAROLINA -- 2.9%
York County, South Carolina, PCRB, Saluda
    River National Rural Utilities Cooperative
    Financing Corporation, Ser 84E-1
    3.800%, 02/15/96 .........................    3,400    3,400
                                                          ------
SOUTH DAKOTA -- 1.8%
Lawrence County, South Dakota, PCRB,
    Homestake Mining Project, Ser 83
    (A) (B) (C)
    3.250%, 02/07/96 .........................    2,100    2,100
                                                          ------
TENNESSEE -- 2.7%
Metropolitan Tennessee, Nashville &
    Davidson General Accident Insurance
    Project, Ser 86, AMT,
    4.100%, 05/01/96 .........................    3,200    3,200
                                                          ------
TEXAS -- 4.7%
Brazos River, Texas, Dow Chemical Project,
    Ser 91, TECP
    3.500%, 03/25/96 .........................    2,000    2,000
Gulf Coast, Texas, PCRB, Amoco Oil
    Company Project, Ser 92, (A) (B)
    3.400%, 02/01/96 .........................      800      800

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)               THE ARBOR FUND
January 31, 1996
                                               Face
 INSTITUTIONAL TAX-FREE                        Amount     Value
 PORTFOLIO(continued)                          (000)     (000)
-------------------------------------------------------------------------
Red River, Texas, PCRB, Southwestern
    Public Service Corporation Project,
    (A) (B) (C)
    3.100%, 02/08/96 .....................   $  2,700   $  2,700
                                                        --------
        Total Texas ......................                 5,500
                                                        --------
UTAH -- 2.8%
Intermountain, Utah, Power Agency,
    Ser 85F, (C)
    3.750%, 03/15/96 .....................      3,300      3,300
                                                        --------
VERMONT -- 2.2%
Vermont State,  Educational & Health
    Facilities Authority, VHA New England,
    Ser 85-G, AMBAC (A) (B) (C)
    3.150%, 02/07/96 .....................      2,560      2,560
                                                        --------
WASHINGTON -- 3.9%
Washington State, Public Power Supply
    System, Nuclear Project Number 1,
    Ser 1A2 (A) (B) (C)
    3.100%, 02/07/96 .....................      4,600      4,600
                                                        --------
WISCONSIN -- 2.8%
Whitewater, Wisconsin, Trek Bicycle
    Corporation Project, Ser 95,
    AMT, (A) (B) (C)
    3.450%, 02/08/96 .....................      3,235      3,235
                                                        --------
        Total Municipal Bonds
           (Cost $116,403,978) ...........               116,404
                                                        --------
        Total Investments -- 99.7%
           (Cost $116,403,978) ...........               116,404
                                                        --------
OTHER ASSETS AND LIABILITIES -- 0.3%
Other Assets and Liabilities, Net ........                   332
                                                        --------
Total Other Assets and Liabilities .......                   332
                                                        --------

 INSTITUTIONAL TAX-FREE                      Value
 PORTFOLIO(concluded)                        (000)
----------------------------------------------------
NET ASSETS:
Portfolio Shares (unlimited
    authorization - no par value) based
    on 116,758,647 outstanding shares
    of beneficial interest ............   $ 116,759
Accumulated Net Realized Loss
    on Investments ....................         (23)
                                          ---------
Total Net Assets: (100.0%) ............     116,736
                                          =========
Net Asset Value, Offering Price
    and Redemption Price Per Share-- ..   $    1.00
                                          =========

(A) Variable Rate Security - the rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.

(B) Put or Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the lessor of the put demand date or maturity date.

(C) Security is held in connection with a letter of credit or standby bond purchase agreement issued by a major commercial bank or other financial institution.

AMBAC -- American Municipal Bond Assurance Company
AMT   -- Alternative Minimum Tax
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Authority
GO    -- General Obligation
PCRB  -- Pollution Control Revenue Bonds
Ser   -- Series
TAN   -- Tax Anticipation Notes
TECP  -- Tax Exempt Commercial Paper

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                    THE ARBOR FUND
For the Year Ended January 31, 1996

                                                        CALIFORNIA    INSTITUTIONAL
                                                        TAX-EXEMPT      TAX-FREE
                                                         PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------
 Investment Income:
   Interest Income....................................   $14,944         $4,541
-----------------------------------------------------------------------------------
      Total Investment Income.........................    14,944          4,541
-----------------------------------------------------------------------------------
 Expenses:
   Administration Fees................................       908            349
   Waiver of Administration Fees......................        --           (203)
   Investment Advisory Fees...........................       286             87
   Custodian Fees.....................................        38             16
   Transfer Agent Fees................................        56             31
   Professional Fees..................................       225             10
   Registration Fees..................................        85              6
   Trustee Fees.......................................        15              2
   Printing Expenses..................................         6              2
   Amortization of Organizational Costs...............        36             47
   Other Expenses.....................................        20              4
-----------------------------------------------------------------------------------
      Total Expenses..................................     1,675            351
-----------------------------------------------------------------------------------
   Net Investment Income..............................    13,269          4,190
   Realized Loss on Security Transactions.............    (3,043)            (4)
   Change in Unrealized Depreciation on Investments...     3,012             --
-----------------------------------------------------------------------------------
     Net Realized and Unrealized Loss on Investments..       (31)            (4)
-----------------------------------------------------------------------------------
   Increase in Net Assets Resulting From Operations...   $13,238         $4,186
===================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                         THE ARBOR FUND
For the Periods Ended January 31,

                                                            CALIFORNIA                 INSTITUTIONAL
                                                            TAX-EXEMPT                   TAX-FREE
                                                             PORTFOLIO                   PORTFOLIO
                                               --------------------------------   --------------------------

                                                    1996                1995          1996          1995
------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net Investment Income ...................   $    13,269         $    11,084    $     4,190    $     3,432
   Net RealizedLoss on Security Transactions        (3,043)                (61)            (4)           (18)
   Net Change in Unrealized Depreciation
     on Investments ........................         3,012              (3,012)          --             --
------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Investment Operations ..........        13,238               8,011          4,186          3,414
------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income ...................       (13,269)            (11,084)        (4,190)        (3,432)
   Net Realized Gains ......................          --                   (49)          --               (8)
------------------------------------------------------------------------------------------------------------
      Total Distributions ..................       (13,269)            (11,133)        (4,190)        (3,440)
------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .............     1,185,021           1,243,534        862,136        739,857
   Cost of Shares Redeemed .................    (1,189,342)         (1,250,234)      (859,120)      (756,875)
------------------------------------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets
        From Capital Share Transactions ....        (4,321)             (6,700)         3,016        (17,018)
------------------------------------------------------------------------------------------------------------
 Contribution of Capital From Affiliate ....            30               3,012           --             --
------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in
        Net Assets .........................        (4,322)             (6,810)         3,012        (17,044)
------------------------------------------------------------------------------------------------------------
 Net Assets:
   Beginning of Period .....................       396,004             402,814        113,724        130,768
------------------------------------------------------------------------------------------------------------
   End of Period ...........................   $   391,682         $   396,004    $   116,736    $   113,724
------------------------------------------------------------------------------------------------------------
 Shares Issued and Redeemed:
   Issued ..................................     1,185,021           1,243,534        862,136        739,857
   Redeemed ................................    (1,189,342)         (1,250,234)      (859,120)      (756,875)
------------------------------------------------------------------------------------------------------------
   NetIncrease (Decrease) in Share
     Transactions ..........................        (4,321)             (6,700)         3,016        (17,018)
============================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                             THE ARBOR FUND
For a Share Outstanding Throughout the Period
For thePeriods Ended January 31,




                                    REALIZED                                 NET
              NET ASSET               AND      DISTRIBUTIONS                ASSET
                VALUE      NET     UNREALIZED    FROM NET                   VALUE
              BEGINNING INVESTMENT LOSSES ON    INVESTMENT   CONTRIBUTION  END OF  TOTAL
              OF PERIOD  INCOME    SECURITIES    INCOME       OF CAPITAL   PERIOD  RETURN
-------------------------------------------------------------------------------------------------------
 CALIFORNIA TAX-EXEMPT PORTFOLIO
    1996.....  $1.00     0.034        --         (0.034)          --       $1.00   3.42%(DOUBLE DAGGER)
    1995.....   1.00     0.027      (.008)       (0.027)         .008       1.00   2.79(DAGGER)
    1994(1)..   1.00     0.007        --         (0.007)          --        1.00   2.17*
 INSTITUTIONAL TAX-FREE PORTFOLIO
    1996.....  $1.00     0.036        --         (0.036)          --       $1.00   3.69%
    1995.....   1.00     0.028        --         (0.028)          --        1.00   2.80
    1994(1)..   1.00     0.007        --         (0.007)          --        1.00   2.20*
=======================================================================================================

                                               RATIO OF    RATIO OF
                                    RATIO OF   EXPENSES      NET
                           RATIO OF    NET        TO      INCOME TO
                           EXPENSES  INCOME     AVERAGE    AVERAGE
                              TO        TO        NET       NET
               NET ASSETS   AVERAGE  AVERAGE    ASSETS     ASSETS
                END OF        NET      NET    (EXCLUDING (EXCLUDING
              PERIOD (000)  ASSETS   ASSETS     WAIVERS)   WAIVERS)
-------------------------------------------------------------------
 CALIFORNIA TAX-EXEMPT PORTFOLIO
    1996.....   $391,682     0.42%    3.36%      0.42%     3.36%
    1995.....    396,004     0.28     2.72       0.34.     2.66
    1994(1)..    402,814     0.28*    2.14*      0.34*     2.08*
 INSTITUTIONAL TAX-FREE PORTFOLIO
    1996.....   $116,736     0.30%    3.60%      0.48%     3.42%
    1995.....    113,724     0.30     2.73       0.46      2.57
    1994(1)..    130,768     0.30*    2.17*      0.47*     2.00*
===================================================================

 *  Annualized

(DAGGER) The total return for the period ended January 31, 1995 includes the effect of a capital contribution from an affiliate of the former Adviser. Without the capital contribution, the total return would have been .74%.

(DOUBLE DAGGER) The total return for the period ended January 31, 1996 includes the effect of a capital contribution from an affiliate of the former Adviser. Without the capital contribution, the total return would have been 2.42%.

(1)             Commenced operations on October 6, 1993.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    THE ARBOR FUND
January 31, 1996

1. Organization:
THE CALIFORNIA TAX-EXEMPT AND INSTITUTIONAL TAX-FREE PORTFOLIOS are separate investment portfolios of The Arbor Fund (the "Trust"). The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993 other than those related to organizational matters and the sale of initial shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation, on October 9, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate to the Trust's California Tax-Exempt Portfolio and the Institutional Tax-Free Portfolio (the "Portfolios"). The Portfolio's prospectus provides a description of each Portfolio's investment objectives, policies and strategies. The assets of each portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Portfolios commenced operations on October 6, 1993 ("commencement of operations").

2.  Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Portfolios.

     SECURITY VALUATION--Investment securities held by the Portfolios are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     FEDERAL INCOME TAXES--It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual method of accounting. Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.

     NET ASSET VALUE PER SHARE--The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.

     EXPENSES--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative net assets.

     OTHER--Distributions from net investment income are declared daily and paid monthly to Shareholders. Any net realized gains on sales of securities are distributed to Shareholders at least annually.

3. Administration and Distribution Agreements:

The Trust and the Administrator have entered into an Administration Agreement dated January 28,1993 (the "Administration Agreement"). Under terms of the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly at an annual rate of .23% And .30% Of the average daily net assets of the California Tax-Exempt and Institutional Tax-Free Portfolios, respectively. The Administrator has agreed to

NOTES TO FINANCIAL STATEMENTS (continued)                        THE ARBOR FUND
January 31, 1996

voluntarily waive a portion of its fee in order to limit annual operating expenses to .30% of the average daily net assets of the Institutional Tax-Free Portfolio.Fee waivers by the Administrator are voluntary and may be terminated at any time. The Administrator also serves as the shareholder servicing agent for the portfolios. Compensation for this service is paid under the Administration Agreement.

The Trust and SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation, have entered into a Distribution Agreement (the "Distribution Agreement"). The Distributor receives no fees for its services under the Distribution Agreement.

4. Investment Advisory Agreement:
The Trust has entered into an investment advisory agreement (the"Advisory Agreement") with PNC Institutional Management Corporation (the "Adviser"), a wholly-owned subsidiary of PNC Bank, N.A., dated December 1, 1995. Formerly, the Adviser was The Prudential Investment Corporation. Under the terms of the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .075% of the average daily net assets of each of the California Tax-Exempt and Institutional Tax-Free Portfolios up to $300 million; .070% of the average daily net assets of each such Portfolio from $300 million to $500 million; and .050% of each such Portfolio's average daily net assets over $500 million.

5.  Organizational Costs and Transactions with Affiliates:
Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain Officers and Trustees of the Trust are also Officers of the Administrator and/or Distributor. Such Officers and Trustees are not compensated by the Trust for servicing in their respective roles.

On December 15, 1994, Prudential Securities Group, Inc. ("PSG"), an affiliate of the former Adviser to the Portfolio, granted to the California Tax-Exempt Portfolio (the "Portfolio") the right to require PSG to purchase from the Portfolio sufficient amounts of two bonds, at amortized cost plus accrued interest, in order to maintain the Portfolio's marked-to-market net asset value per share at no less than $.9971 (the "Agreement"). The Portfolio's rights under the Agreement provided for immediate exercise upon the occurrence of certain conditions, including reaching the date of July 19, 1995.

The securities subject to the Agreement were:

  PAR
  (000)                    DESCRIPTION
--------   -----------------------------------------
$ 5,000    Orange County TRAN, 4.5%, 7/19/95

$20,000    Orange County Teeter Note, 4.2%, 6/30/95

On the date of the Agreement, the Portfolio recorded an unrealized loss of $3,012,750 for the difference between the market value of the bonds and their amortized cost and a contribution to capital in the same amount.

NOTES TO FINANCIAL STATEMENTS (concluded)                        THE ARBOR FUND
January 31, 1996

On March 13, 1995, PSG extended the date of the Agreement until the maturity date for each security subject to the Agreement. In connection with this extension, the Portfolio recorded an unrealized loss of $29,557 and a contribution to capital in the same amount.

On June 30, 1995, the Orange County Teeter Note matured and the Portfolio received the full face amount of the note plus accrued interest. On July 19, 1995, the Portfolio exercised its right under the Agreement and put the Orange County TRAN to PSG for an amount equivalent to the full face amount plus accrued interest.

The Portfolio then recognized a realized loss of $3,042,307 and a corresponding reduction in unrealized depreciation in the Statement of Operations. The realized loss was then reclassified from the Portfolio's accumulated net realized losses to paid-in-capital. The reclassification had no effect on the Portfolio's net asset value per share.

6. Investment Transactions:

At January 31, 1996, the following Portfolios had available realized capital losses to offset future net capital gains through fiscal year ended:

                                    2003      2004
                                    (000)     (000)
                                    -----     -----
California Tax-Exempt                 61        2
Institutional Tax-Free                18        4

7. Concentration of Credit Risk:
The Portfolios invest primarily in municipal money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating organization or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region.

THE OVB FAMILY OF FUNDS

                          Investment Adviser:
                          ONE VALLEY BANK, NATIONAL ASSOCIATION

            O OVB CAPITAL APPRECIATION PORTFOLIO
            O OVB EMERGING GROWTH PORTFOLIO
            O OVB GOVERNMENT SECURITIES PORTFOLIO
            O OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
            O OVB PRIME OBLIGATIONS PORTFOLIO

THE OVB FAMILY OF FUNDS IS A GROUP OF PROFESSIONALLY MANAGED MUTUAL FUNDS THAT OFFERS A CONVENIENT AND ECONOMICAL MEANS OF INVESTING IN ONE OR MORE PORTFOLIOS OF SECURITIES. THIS PROSPECTUS OFFERS CLASS A AND CLASS B SHARES OF THE OVB CAPITAL APPRECIATION PORTFOLIO, OVB EMERGING GROWTH PORTFOLIO, OVB GOVERNMENT SECURITIES PORTFOLIO, OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO AND OVB PRIME OBLIGATIONS PORTFOLIO (THE 'PORTFOLIOS'), AN ASSORTMENT OF EQUITY, FIXED INCOME AND MONEY MARKET PORTFOLIOS.

Each Portfolio offers its Class A shares to institutional investors, including One Valley Bank, National Association ('One Valley'), its affiliates and correspondents, for the investment of their own funds or funds for which they act in a fiduciary, agency or custodial capacity. Each Portfolio offers its Class B shares to individuals and institutional accounts, including accounts for which One Valley, its affiliates and correspondents, act in an agency or custodial capacity.

AN INVESTMENT IN THE OVB PRIME OBLIGATIONS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE SHARES OFFERED HEREBY ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING ONE VALLEY OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Each Portfolio is a separate series of The Arbor Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1996 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-545-6331. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MAY 31, 1996

                                    SUMMARY

    THE OVB FAMILY OF FUNDS IS A GROUP OF OPEN-END MANAGEMENT INVESTMENT COMPANIES PROVIDING A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING SUMMARY PROVIDES BASIC INFORMATION ABOUT THE CLASS A AND CLASS B SHARES OF THE OVB CAPITAL APPRECIATION PORTFOLIO, OVB EMERGING GROWTH PORTFOLIO, OVB GOVERNMENT SECURITIES PORTFOLIO, OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO AND OVB PRIME OBLIGATIONS PORTFOLIO (EACH, A 'PORTFOLIO'). THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

    What are the Investment Objectives? The OVB CAPITAL APPRECIATION PORTFOLIO (the 'Capital Appreciation Portfolio') and the OVB EMERGING GROWTH PORTFOLIO (the 'Emerging Growth Portfolio') seek long-term growth of capital. The OVB GOVERNMENT SECURITIES PORTFOLIO (the 'Government Portfolio') seeks current income consistent with the preservation of capital. The OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO (the 'West Virginia Portfolio') seeks current income exempt from both federal income taxes and West Virginia personal income taxes consistent with the preservation of capital. The OVB PRIME OBLIGATIONS PORTFOLIO (the 'Prime Obligations Portfolio') seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that any Portfolio will achieve its investment objective. See 'Investment Objectives.'

    What are the Permitted Investments? The Capital Appreciation Portfolio invests primarily in equity securities of large and medium sized companies that have exhibited an established record of growth and that, in the Adviser's opinion, continue to present significant growth potential. The Emerging Growth Portfolio invests primarily in equity securities of smaller, emerging growth companies that, in the Adviser's opinion, have the potential, over time, to produce above-average long-term rates of return proportionate to their above-average risk. The Government Portfolio invests primarily in U.S. Government securities. The West Virginia Portfolio invests primarily in fixed income securities the interest on which is exempt from federal income taxes and exempt from West Virginia personal income taxes, and is not included as a preference item for purposes of the federal alternative minimum tax. The Prime Obligations Portfolio will invest exclusively in short-term, U.S. dollar denominated money market instruments that satisfy certain quality, maturity and diversification criteria, including criteria set by applicable laws and regulations. The Portfolio may invest in obligations of U.S. issuers, obligations of foreign issuers sold in the U.S. market, obligations of U.S. and London branches of foreign banks and obligations of supranational entities. See 'Investment Objectives,' 'Investment Policies and Information,' 'Risk Factors' and 'Description of Permitted Investments.'

    Who is the Adviser? One Valley Bank, National Association, serves as the investment adviser for each Portfolio. Wellington Management Company serves as the investment sub-adviser for the Prime Obligations Portfolio. See 'Expense Summary,' 'The Adviser' and 'The Sub-Adviser.'

    Who is the Administrator? SEI Financial Management Corporation serves as the administrator and shareholder servicing agent for each Portfolio. See 'Expense Summary' and 'The Administrator.'

    Who is the Transfer Agent? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for each Portfolio. See 'The Transfer Agent.'

    Who is the Distributor? SEI Financial Services Company serves as distributor of each Portfolio's shares. See 'The Distributor.'

3

    Is There A Sales Charge? No. Shares of each Portfolio are offered on a no-load basis.

    How do I Purchase and Redeem Shares? Each Portfolio offers two classes of shares, Class A and Class B. The minimum initial investment in Class A shares is $100,000. The minimum initial investment in Class B shares is $1,000, and subsequent investments must be at least $50; minimum investment requirements are lower for accounts established under tax-deferred programs (such as IRAs). Purchases and redemptions of either class may be made through representatives of One Valley or directly through the Transfer Agent on days when the New York Stock Exchange and Federal Reserve wire system are open for business ('Business Days'). Class B shares may be purchased through a systematic investment plan. The purchase price and redemption price for Class A and Class B shares is their net asset value determined as of the end of the day the purchase or redemption order is effective. See 'How to Purchase Shares' and 'How to Redeem Shares.'

    How are Distributions Paid? Substantially all of the net investment income (exclusive of capital gain) for each the Capital Appreciation and Emerging Growth Portfolios is distributed in the form of periodic dividends and for the Prime Obligations, Government and West Virginia Portfolios is distributed in the form of dividends declared daily and distributed monthly to shareholders of record. Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See 'General Information--Dividends.'

                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION FEES                                                                    ALL PORTFOLIOS
                                                                                              CLASS A    CLASS B
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                                                      None       None
Sales Charge Imposed on Reinvested Dividends                                                   None       None
Deferred Sales Charge                                                                          None       None
Redemption Fees                                                                                None       None(1)
Exchange Fee                                                                                   None       None
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) There is a $10 fee for wiring Class B redemption proceeds.


ANNUAL OPERATING EXPENSES: CLASS A
SHARES                                                Capital      Emerging                    West        Prime
(as a percentage of average net assets)            Appreciation     Growth     Government    Virginia   Obligations
------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver)(2)                    .70%          .78%         .47%         .38%         .10%
12b-1 Fees                                             none          none         none         none         none
Other Expenses(3)                                      .32%          .37%         .36%         .37%         .39%
------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver)(4)         1.02%        1.15%         .83%         .75%         .49%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


(2) The Adviser has agreed to waive, on a voluntary basis, a portion of its fee, and the advisory fee shown reflects this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, advisory fees for the Capital Appreciation Portfolio, the Emerging Growth Portfolio, the Government Portfolio, the West Virginia Portfolio and the Prime Obligations Portfolio would be .95%, .95%, .75%, .45% and .25%, respectively.

(3) The administration fee is based on a minimum annual fee of $100,000 per Portfolio. Administration fees as a percentage of average daily net assets will decline to .20% at net asset levels of $50 million and above. The Administrator has agreed to waive, on a voluntary basis, a portion of its fee with respect to the West Virginia Portfolio. The Administrator reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the administration fee for the West Virginia Portfolio is estimated to be .27%.


(4) Absent the Adviser's voluntary fee waiver, total operating expenses for Class A shares of the Capital Appreciation Portfolio, the Emerging Growth Portfolio, the Government Portfolio and Prime Obligations Portfolio would be 1.27%, 1.32%, 1.11% and .64%, respectively. Absent the Adviser's and the Administrator's voluntary fee waivers, total operating expenses for Class A shares of the West Virginia Portfolio would be .89%.

5


ANNUAL OPERATING EXPENSES: CLASS B
SHARES                                                Capital      Emerging                    West        Prime
(as a percentage of average net assets)            Appreciation     Growth     Government    Virginia   Obligations
------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver and
  reimbursement)(5)                                    .70%          .78%         .47%         .38%         .10%
12b-1 Fees                                             .25%          .25%         .25%         .25%         .25%
Other Expenses(6)                                      .32%          .37%         .36%         .37%         .39%
------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver)(7)         1.27%        1.40%         1.08%        1.00%        .74%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


(5) The Adviser has agreed to waive, on a voluntary basis, a portion of its fee, and the advisory fee shown reflects this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, advisory fees for the Capital Appreciation Portfolio, the Emerging Growth Portfolio, the Government Portfolio, the West Virginia Portfolio and Prime Obligations Portfolio would be .95%, .95%, .75%, .45% and .25%, respectively.

(6) The administration fee is based on a minimum annual fee of $100,000 per Portfolio. Administration fees as a percentage of average daily net assets will decline to .20% at net asset levels of $50 million and above. The Administrator has agreed to waive, on a voluntary basis, a portion of its fee with respect to the West Virginia Portfolio. The Administrator reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, the administration fee for the West Virginia Portfolio is estimated to be .27%.


(7) Absent the Adviser's voluntary fee waiver, total operating expenses for Class B shares of the Capital Appreciation Portfolio, the Emerging Growth Portfolio, the Government Portfolio and Prime Obligations Portfolio would be 1.52%, 1.57%, 1.36% and .89%, respectively. Absent the Adviser's and the Administrator's voluntary fee waivers, total operating expenses for Class B shares of the West Virginia Portfolio would be 1.14%.


EXAMPLE
--------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                      1 YR.       3 YRS.       5 YRS.       10 YRS.
------------------------------------------------------------------------------------------------------------------
    Capital Appreciation Portfolio                     Class A   $      10    $      32    $      56    $     125
                                                       Class B   $      13    $      40    $      70    $     153
    Emerging Growth Portfolio                          Class A   $      12    $      37    $      63    $     140
                                                       Class B   $      14    $      44    $      77    $     168
    Government Portfolio                               Class A   $       8    $      26    $      46    $     103
                                                       Class B   $      11    $      34    $      60    $     132
    West Virginia Portfolio                            Class A   $       8    $      24    $      42    $      93
                                                       Class B   $      10    $      32    $      55    $     122
    Prime Obligations Portfolio                        Class A   $       5    $      16    $      27    $      62
                                                       Class B   $       8    $      24    $      41    $      92
------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist investors in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Portfolios. A person who purchases shares through a financial institution may be charged separate fees by that institution.

Long-term Class B shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

6

FINANCIAL HIGHLIGHTS                                     THE OVB FAMILY OF FUNDS


The following information has been audited by Price Waterhouse LLP, the Fund's independent accountants, as indicated in their report dated March 8, 1996 on the Fund's financial statements as of January 31, 1996 included in the Fund's Statement of Additional Information under 'Financial Statements.' Additional performance information is set forth in the 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-545-6331. This table should be read in conjunction with the Fund's financial statements and notes thereto.


For a Share Outstanding Throughout the Period


                                              NET REALIZED
                                                   AND
                                               UNREALIZED
                     NET ASSET                    GAINS      DISTRIBUTIONS   NET ASSET                NET ASSETS,    RATIO OF
                      VALUE,         NET        (LOSSES)       FROM NET        VALUE                    END OF      EXPENSES TO
                     BEGINNING   INVESTMENT        ON         INVESTMENT      END OF        TOTAL       PERIOD        AVERAGE
                     OF PERIOD     INCOME      INVESTMENTS      INCOME        PERIOD       RETURN        (000)      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Prime Obligations Portfolio
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996..............   $    1.00    $    0.06     $    0.00      $   (0.06)    $    1.00         5.65%   $  84,660          0.49%
1995..............        1.00         0.04          0.00          (0.04)         1.00         4.15       77,295          0.49
1994(1)...........        1.00         0.00          0.00           0.00          1.00         2.95       82,477          0.49
CLASS B
1996..............   $    1.00    $    0.05     $    0.00      $   (0.05)    $    1.00         5.39%   $   6,154          0.74%
1995(2)...........        1.00         0.04          0.00          (0.04)         1.00         3.95          669          0.74
--------------------------------------------------------------------------------------------------------------------------------
West Virginia Tax-Exempt Income Portfolio
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996..............   $    9.36    $    0.49     $    0.76      $   (0.49)    $   10.12        13.66%   $  36,611          0.75%
1995..............       10.17         0.46         (0.81)         (0.46)         9.36        (3.38)      26,096          0.75
1994(9)...........       10.00         0.07          0.17          (0.07)        10.17         2.43       20,477          0.75
CLASS B
1996..............   $    9.36    $    0.47     $    0.75      $   (0.47)    $   10.11        13.26%   $   4,312          1.00%
1995..............       10.17         0.43         (0.81)         (0.43)         9.36        (3.62)       2,263          1.00
1994(10)..........       10.07         0.05          0.10          (0.05)        10.17         1.48          935          1.00
-------------------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996..............   $    9.09    $    0.55     $    1.06      $   (0.55)    $   10.15        18.14%   $  60,228          0.83%
1995..............       10.06         0.51         (0.97)         (0.51)         9.09        (4.48)      61,067          0.83
1994(7)                  10.00         0.08          0.06          (0.08)        10.06         1.39       34,654          0.83
CLASS B
1996..............   $    9.10    $    0.53     $    1.05      $   (0.53)    $   10.15        17.72%   $   1,167          1.08%
1995..............       10.06         0.49         (0.96)         (0.49)         9.10        (4.62)         457          1.08
1994(8)...........       10.01         0.04          0.05          (0.04)        10.06         0.89          141          1.08
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


                                                    RATIO OF
                      RATIO OF       RATIO OF      INVESTMENT
                         NET        EXPENSES TO     INCOME TO
                     INVESTMENT       AVERAGE        AVERAGE
                       INCOME       NET ASSETS     NET ASSETS      PORTFOLIO
                     TO AVERAGE     (EXCLUDING     (EXCLUDING      TURNOVER
                     NET ASSETS      WAIVERS)       WAIVERS)         RATE
------------------
Prime Obligations
------------------
CLASS A
1996..............         5.50%          0.64%          5.35%           N/A
1995..............         4.08           0.69           3.88            N/A
1994(1)...........         2.89           0.80           2.58            N/A
CLASS B
1996..............         5.15%          0.89%          5.00%           N/A
1995(2)...........         4.33           0.93           4.14            N/A
------------------
West Virginia Tax-
------------------
CLASS A
1996..............         5.02%          0.89%          4.88%            43%
1995..............         4.88           1.09           4.54             28
1994(9)...........         4.18           1.62           3.31             17
CLASS B
1996..............         4.78%          1.14%          4.64%            43%
1995..............         4.68           1.34           4.34             28
1994(10)..........         3.87           2.14           2.73             17
------------------
Government Securit
------------------
CLASS A
1996..............         5.68%          1.11%          5.40%            28%
1995..............         5.61           1.17           5.27             13
1994(7)                    4.64           1.49           3.98              5
CLASS B
1996..............         5.39%          1.36%          5.11%            28%
1995..............         5.34           1.42           5.00             13
1994(8)...........         4.47           2.00           3.35              5
------------------
------------------




 (1) Prime Obligations Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


 (2) Prime Obligations Class B commenced operations on February 7, 1994. All ratios for the period have been annualized.


 (3) Capital Appreciation Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


 (4) Capital Appreciation Class B commenced operations on December 31, 1993. All ratios for the period have been annualized.


 (5) Emerging Growth Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


 (6) Emerging Growth Class B commenced operations on December 29, 1993. All ratios for the period have been annualized.


 (7) Government Securities Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


 (8) Government Securities Class B commenced operations on December 31, 1993. All ratios for the period have been annualized.


 (9) West Virginia Tax-Exempt Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


(10) West Virginia Tax-Exempt Class B commenced operations on December 17, 1993. All ratios for the period have been annualized.

7

FINANCIAL HIGHLIGHTS (CONTINUED)                         THE OVB FAMILY OF FUNDS

For a Share Outstanding Throughout the Period


            NET ASSET       NET       NET REALIZED    DISTRIBUTIONS  DISTRIBUTIONS   NET ASSET                NET ASSETS,
             VALUE,     INVESTMENT   AND UNREALIZED     FROM NET         FROM          VALUE                    END OF
            BEGINNING     INCOME     GAINS (LOSSES)    INVESTMENT       CAPITAL       END OF        TOTAL       PERIOD
            OF PERIOD     (LOSS)     ON INVESTMENTS      INCOME          GAINS        PERIOD       RETURN        (000)
------------------------------------------------------------------------------------------------------------------------
Emerging Growth Portfolio
------------------------------------------------------------------------------------------------------------------------
CLASS A
1996.....   $    7.86    $   (0.10)     $    3.67       $    0.00      $    0.00     $   11.43        45.42%   $  48,090
1995.....       10.48        (0.06)         (2.56)           0.00           0.00          7.86       (25.00)      34,772
1994(5)...      10.00         0.00           0.48            0.00           0.00         10.48        (4.80)      36,670
CLASS B
1996.....   $    7.83    $   (0.12)     $    3.65       $    0.00      $    0.00     $   11.36        45.08%   $   2,320
1995.....       10.48        (0.06)         (2.59)           0.00           0.00          7.83       (25.29)         730
1994(6)...       9.77         0.00           0.71            0.00           0.00         10.48         7.27          330
------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio
------------------------------------------------------------------------------------------------------------------------
CLASS A
1996.....   $    9.57    $    0.01      $    3.93       $   (0.01)     $   (0.19)    $   13.31        41.31%   $  99,612
1995.....       10.53         0.03          (0.96)          (0.03)          0.00          9.57        (8.84)      70,502
1994(3)...      10.00         0.00           0.53            0.00           0.00         10.53         5.30       54,022
CLASS B
1996.....   $    9.55    $   (0.01)     $    3.90       $    0.00      $   (0.19)    $   13.25        40.88%   $   2,233
1995.....       10.52         0.01          (0.97)          (0.01)          0.00          9.55        (9.11)         505
1994(4)...      10.33         0.00           0.19            0.00           0.00         10.52         1.84          171
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                                                        RATIO
                                                        OF NET
                                                      INVESTMENT
                            RATIO        RATIO OF       INCOME
                            OF NET       EXPENSES      (LOSS) TO
             RATIO OF     INVESTMENT    TO AVERAGE    TO AVERAGE
            EXPENSES TO  INCOME (LOSS)  NET ASSETS    NET ASSETS    PORTFOLIO
              AVERAGE     TO AVERAGE    (EXCLUDING    (EXCLUDING    TURNOVER
            NET ASSETS    NET ASSETS     WAIVERS)      WAIVERS)       RATE
-------------------------------------------------------------------------------
Emerging Growth Portfolio
-------------------------------------------------------------------------------
CLASS A
1996.....         1.15%        (0.92)%        1.32%        (1.09)%        117%
1995.....         1.15         (0.75)         1.42         (1.02)         126
1994(5)..         1.15         (0.83)         1.70         (1.38)           7
CLASS B
1996.....         1.40%        (1.19)%        1.57%        (1.36)%        117%
1995.....         1.40         (0.98)         1.67         (1.25)         126
1994(6)..         1.40         (1.08)         2.15         (1.83)           7
-------------------------------------------------------------------------------
Capital Appreciation Portfolio
-------------------------------------------------------------------------------
CLASS A
1996.....         1.02%         0.08%         1.27%        (0.17)%        119%
1995.....         1.02          0.28          1.33         (0.03)         107
1994(3)..         1.02          0.12          1.51         (0.37)           7
CLASS B
1996.....         1.27%        (0.16)%        1.52%        (0.41)%        119%
1995.....         1.27          0.02          1.58         (0.29)         107
1994(4)..         1.27          0.19          2.01         (0.55)           7
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




 (1) Prime Obligations Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


 (2) Prime Obligations Class B commenced operations on February 7, 1994. All ratios for the period have been annualized.


 (3) Capital Appreciation Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


 (4) Capital Appreciation Class B commenced operations on December 31, 1993. All ratios for the period have been annualized.


 (5) Emerging Growth Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


 (6) Emerging Growth Class B commenced operations on December 29, 1993. All ratios for the period have been annualized.


 (7) Government Securities Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


 (8) Government Securities Class B commenced operations on December 31, 1993. All ratios for the period have been annualized.


 (9) West Virginia Tax-Exempt Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.


(10) West Virginia Tax-Exempt Class B commenced operations on December 17, 1993. All ratios for the period have been annualized.

8

THE FUNDS AND THE TRUST

The OVB Family of Funds (the 'OVB Family') is a group of open-end management investment companies that are offered together to provide investors with a number of investment alternatives. Each of the portfolios is a separate series ('portfolios') of shares of The Arbor Fund (the 'Trust'), an open-end management investment company. Shareholders may purchase units of beneficial interest ('shares') in a portfolio through two separate classes, Class A and Class B, which provide for variations in distribution costs, related voting rights and dividends. Except for these differences between classes, each share of each Fund represents an undivided, proportionate interest in that Fund. This Prospectus offers only the Class A and Class B shares of the OVB Capital Appreciation Portfolio (the 'Capital Appreciation Portfolio'), OVB Emerging Growth Portfolio (the 'Emerging Growth Portfolio'), OVB Government Securities Portfolio (the 'Government Portfolio'), OVB West Virginia Tax-Exempt Income Portfolio (the 'West Virginia Portfolio') and OVB Prime Obligations Portfolio (the 'Prime Obligations Portfolio'). The Capital Appreciation and the Emerging Growth Portfolios may be referred to as the 'Equity Portfolios,' the Government and the West Virginia Portfolios may be referred to as the 'Fixed Income Portfolios,' the Prime Obligations Portfolio may be referred to as the 'Money Market Portfolio,' and any one of the five may be referred to as a 'Portfolio.' Each of the Portfolios is a diversified portfolio, except the West Virginia Portfolio, which is non-diversified.

INVESTMENT OBJECTIVES

THE CAPITAL APPRECIATION PORTFOLIO AND THE EMERGING GROWTH PORTFOLIO--The investment objective of each of the Capital Appreciation Portfolio and the Emerging Growth Portfolio is the long-term growth of capital.

THE GOVERNMENT PORTFOLIO--The investment objective of the Government Portfolio is current income consistent with the preservation of capital.

THE WEST VIRGINIA PORTFOLIO--The investment objective of the West Virginia Portfolio is current income, exempt from both federal income taxes and West Virginia personal income taxes, consistent with the preservation of capital.

THE PRIME OBLIGATIONS PORTFOLIO--The investment objective of the Prime Obligations Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. The Portfolio also expects to maintain a constant net asset value of $1.00 per share on a continuous basis.

There can be no assurance that any Portfolio will be able to achieve its investment objective.

INVESTMENT POLICIES AND INFORMATION

OVB CAPITAL APPRECIATION PORTFOLIO

The CAPITAL APPRECIATION PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in common stocks, warrants to purchase common stocks, debt securities convertible to common stocks and preferred stocks convertible to common stocks (together, 'equity securities') of U.S. and foreign issuers. Equity securities of foreign issuers may include American Depositary Receipts ('ADRs'). Any assets not invested in equity securities may be invested in Money Market Instruments (as defined under 'General Investment Policies and Risk Factors').

The Adviser will generally select for the Capital Appreciation Portfolio securities of large and medium sized companies that have exhibited an established record of growth and that, in the Adviser's opinion, will continue to present significant growth potential. Such companies generally have market capitalizations in excess of $1 billion, and annual revenues in excess of $500 million. The Adviser may also seek to increase potential returns by identifying 'niche' companies in diverse industries and by identifying demographic, economic, and political trends that will provide future investment opportunities. The Adviser may consider factors such as an issuer's development (or potential for development) of new products, any new management, or any business restructuring, and may also consider the potential for increased institutional ownership. The Adviser may, but will not

9

necessarily, consider dividend income when selecting equity securities for the Portfolio.

All of the equity securities in which the Capital Appreciation Portfolio invests (including foreign securities) are traded in the United States or Canada either on registered exchanges or actively in the over-the-counter market.


For the fiscal year ended January 31, 1996, the Portfolio's annual turnover rate is 119%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See 'Taxes.'


OVB EMERGING GROWTH PORTFOLIO

The EMERGING GROWTH PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in the securities of smaller, emerging growth companies that in the Adviser's opinion have the potential, over time, to produce above-average long-term rates of return proportionate to their above-average risk. The Emerging Growth Portfolio may invest in the types of equity securities available for purchase by the Capital Appreciation Portfolio. Any assets not invested in equity securities may be invested in Money Market Instruments. The Adviser generally considers 'smaller, emerging growth companies' to be those with market capitalizations under $1 billion, and annual revenues under $250 million. The Adviser may seek to increase potential returns by identifying 'niche' companies in diverse industries, particularly those having a technological or lead-time advantage over their peers. The Adviser will also seek to identify demographic, economic, and political trends that will provide future investment opportunities. The Adviser may consider factors such as an issuer's development (or potential for development) of new products, any new management, and may also consider the potential for increased institutional ownership. The Adviser may, but does not expect to, consider dividend income when selecting equity securities for the Portfolio.

All of the equity securities in which the Emerging Growth Portfolio invests (including foreign securities) are traded in the United States or Canada either on registered exchanges or in the over-the-counter market.


For the fiscal year ended January 31, 1996, the Portfolio's annual turnover rate is 117%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See 'Taxes.'


OVB GOVERNMENT SECURITIES PORTFOLIO


The GOVERNMENT PORTFOLIO will, under normal market conditions, invest at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ('U.S. Government securities'). U.S. Government securities comprise U.S. Treasury obligations, U.S. Government agency obligations and repurchase agreements involving such securities. For a more detailed description, see 'Description of Permitted Investments.' The remainder of the Portfolio's assets may be invested in the following securities but only if, at the time of purchase, the security either has the requisite rating from a nationally recognized statistical rating organization ('NRSRO') or is of comparable quality as determined by the Adviser: (i) corporate fixed income obligations rated in one of the four highest rating categories by an NRSRO; (ii) privately issued mortgage-backed securities rated in one of the two highest rating categories by an NRSRO; (iii) asset-backed securities rated in one of the two highest rating categories by an NRSRO; (iv) receipts evidencing separately traded interest and principal component parts of U.S. Government securities ('Receipts'); (v) repurchase agreements involving any of the foregoing securities; (vi) guaranteed investment contracts determined by the Adviser to be of investment quality at the time of purchase; (vii) common stocks of utility companies; (viii) preferred stocks; (ix) taxable municipal securities rated in one of the two highest rating categories by an NRSRO; and (x) Money Market Instruments.



The Government Portfolio will not invest more than 20% of its total assets in common and preferred stocks of utility companies. In addition the Government Portfolio may invest up to 5% of its total assets in preferred stocks of issuers in other industries.

10


Normally, the Portfolio will maintain a dollar-weighted average portfolio maturity of three to ten years, and the Adviser generally expects this maturity to range from five to ten years; however, under certain circumstances this weighted average maturity may fall below three years or rise above ten years. In determining the maturity of mortgage-backed securities, the Adviser will use the estimated average life of such securities. There are no restrictions on the maturity of any single instrument.

OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO


The WEST VIRGINIA PORTFOLIO will, under normal market conditions, invest at least 80% of its net assets in fixed income securities the interest on which, in the opinion of bond counsel for the issuer, is exempt from federal income tax ('Municipal Securities') and is not a preference item for purposes of the federal alternative minimum tax ('AMT'). Under normal conditions, the Portfolio will invest at least 65% of its total assets in Municipal Securities the interest on which is also exempt from West Virginia personal income tax ('West Virginia Municipal Securities'). The Portfolio reserves the right to invest up to 20% of its net assets in (i) Municipal Securities the interest on which is an AMT preference item and (ii) taxable investments consisting of the types of securities in which the Government Portfolio may invest. For temporary defensive purposes when, in the opinion of the Adviser, West Virginia Municipal Securities are not readily available or of sufficient quality, the Portfolio may invest up to 100% of its assets in securities the interest on which is exempt only from federal income taxes; other permissible temporary defensive investments, which are taxable, are discussed in 'Description of Permitted Investments -- Special Factors Relating to West Virginia Municipal Securities' in the Statement of Additional Information.


The West Virginia Portfolio may purchase the following types of Municipal Securities (including West Virginia Municipal Securities) only if such securities, at the time of purchase, either have the requisite rating from a NRSRO or are of comparable quality as determined by the Adviser: (i) municipal bonds in one of the four highest rating categories; (ii) municipal notes and certificates of participation in one of the two highest rating categories; and
(iii) tax-exempt commercial paper in one of the two highest rating categories. The Portfolio may also purchase other types of tax-exempt instruments provided that, at the time of their purchase, the Adviser determines that they are of quality comparable to the ratings stated above.

The Portfolio reserves the right to engage in transactions involving 'puts' or standby commitments. There will be no limit to the percentage of portfolio securities that the West Virginia Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally held in the Portfolio will not exceed 0.5% of the value of the total assets of the Portfolio calculated immediately after such put is acquired. When entering into standby commitments, the Portfolio will set aside sufficient assets invested in cash equivalent securities to pay for all standby commitments on their scheduled delivery dates.

NON-DIVERSIFICATION--Investment in the West Virginia Portfolio, a non-diversified investment company, may entail greater risk than would investment in a diversified investment company because the concentration in securities of relatively few issuers could result in greater fluctuation in the total market value of the Portfolio's holdings. Any economic, political, or regulatory developments affecting the value of the securities the Portfolio holds could have a greater impact on the total value of the Portfolio's holdings than would be the case if the portfolio securities were diversified among more issuers.

The Portfolio intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code').

11

OVB PRIME OBLIGATIONS PORTFOLIO

The PRIME OBLIGATIONS PORTFOLIO intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Portfolio. Under these regulations, the Portfolio will invest in only United States dollar denominated securities, will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only 'eligible securities' having a maturity of 397 days or less. As a money market fund, the Portfolio is subject to additional diversification requirements. See 'Description of Permitted Investments-- Restraints on Investments by Money Market Funds.'

The Prime Obligations Portfolio intends to invest exclusively in (i) bills, notes, and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book-Entry System ('U.S. Treasury Obligations'); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the United States Government; (iii) receipts evidencing separately traded interest and principal component parts of the U.S. Government obligations; (iv) commercial paper of United States or foreign issuers rated in the two highest short-term rating categories at the time of investment or, if not rated, as determined by the sub-adviser to be of comparable quality; (v) obligations (certificates of deposit, bank notes, time deposits, bankers' acceptances, European certificates of deposit, European time deposits, Canadian time deposits, Eurodollar obligations and Yankee Bank obligations) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks that have total assets of $1 billion or more as shown on their most recently published financial statements (the Portfolio may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (vi) U.S. dollar denominated obligations of foreign governments including Canadian and Provincial Government and Crown Agency obligations; (vii) short-term corporate obligations of United States issuers with commercial paper of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (viii) repurchase agreements involving any of the foregoing obligations; (ix) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the sub-adviser to be of comparable quality; (x) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (xi) to the extent permitted by applicable law, shares of other investment companies. Under applicable law, the Portfolio may not invest more than 10% of its total assets in shares of other investment companies, and investment in such shares may result in layering of expenses.

The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper. The Portfolio may invest in Section 4(2) commercial paper. Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

For additional information regarding risks and permitted investments of the Portfolios, see 'General Investment Policies and Risk Factors' and 'Description of Permitted Investments.'

GENERAL INVESTMENT POLICIES AND RISK FACTORS

The Fixed Income Portfolio may purchase mortgage-backed securities ('MBSs'). The Portfolio may purchase MBSs that are U.S. Government securities, and the Government Portfolio may also invest in privately issued collateralized mortgage obligations

12

('CMOs'), a type of MBS, and real estate mortgage investment conduits ('REMICs'), a type of CMO, that are rated by an NRSRO in one of its two highest rating categories. The principal governmental issuers or guarantors of MBSs are the Government National Mortgage Association ('GNMA'), Federal National Mortgage Association ('FNMA'), and Federal Home Loan Mortgage Corporation ('FHLMC'). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA or FHLMC are supported by the respective issuer only. The Portfolios may purchase MBSs that are backed or collateralized by fixed, adjustable or floating rate mortgages. For a further description of mortgage-backed securities and the risks associated with investing in them, see 'Description of Permitted Investments' and the Statement of Additional Information.

The Fixed Income Portfolios may, in acquiring fixed income securities, seek opportunities for capital gain as well as income in light of such Portfolios' investment objectives. Investors in the West Virginia Portfolio should note that capital gains are taxable income. Appreciation in the value of these securities could arise from a number of market and economic factors, such as changes in interest rates generally or in the yield curve, improvement in an issuer's financial situation or perceptions in the market about the impact of economic developments on particular issuers or industries. There is no assurance that any Portfolio will, in fact, realize capital gains.

The Fixed Income and Money Market Portfolios may invest in variable and floating rate obligations and may purchase securities on a when-issued basis. The Equity Portfolios and the Government Portfolio may engage in options transactions, and the Government Portfolio may also engage in futures transactions (including options on futures), in either case for hedging purposes. The aggregate value of option positions may not exceed 10% of a Portfolio's net assets as of the time the Portfolio enters into such options. Each Portfolio except for the Money Market Portfolio may use short sales 'against the box' for hedging purposes.

Each Portfolio reserves the right to engage in securities lending, although no Portfolio has the present intent of doing so.


Each Portfolio other than the Money Market Portfolio may invest a portion of its assets in the following money market instruments ('Money Market Instruments'): short-term U.S. Government securities; receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ('Receipts'); time deposits, certificates of deposit and bankers' acceptances issued by U.S. commercial banks or savings and loan institutions having assets of at least $500 million as shown on their most recently available audited financial statements; commercial paper that, at the time of purchase, is either rated in one of the two highest rating categories by an NRSRO or of comparable quality as determined by the Adviser; and repurchase agreements involving the foregoing securities. In addition, each Portfolio may, to the extent permitted by applicable law, invest in shares of other investment companies. Under applicable law, no Portfolio may invest more than 10% of its total assets in shares of other investment companies, and investments in such shares may result in layering of expenses. Further discussion of a Portfolio's ability to invest in such shares is set out in the Statement of Additional Information. In addition, for temporary defensive purposes when the Adviser determines that market conditions warrant, each Portfolio except the Money Market Portfolio may invest up to 100% of its assets in Money Market Instruments and cash. To the extent a Portfolio is investing for temporary defensive purposes, the Portfolio will not be pursuing its investment objective.


For a further description of these types of obligations or transactions, see 'Description of Permitted Investments' and the Statement of Additional Information.

Debt rated in the fourth highest category by an NRSRO is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a

13

weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

In the event that a security owned by a Portfolio is downgraded below the rating categories discussed above, the Adviser will review the circumstances and take action it deems appropriate with respect to such security.

RISK FACTORS

EQUITY SECURITIES--Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Equity Portfolios invest will cause the net asset value of these Portfolios to fluctuate. An investment in either of these Portfolios may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Capital Appreciation Portfolio will invest primarily in securities of large and medium sized companies, and the Emerging Growth Portfolio will invest primarily in securities of smaller companies. While the Adviser intends to invest each Portfolio's assets in companies that the Adviser's research indicates should, over the long term, provide significant growth potential, any investment in smaller or medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller or medium sized companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of smaller or medium sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established growth companies. As a result, the value of the shares of either of these Portfolios can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

FIXED INCOME SECURITIES--The market value of the fixed income investments in which the Fixed Income and Money Market Portfolios invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value. Each of the Fixed Income Portfolios may invest in securities rated in the fourth highest category by an NRSRO; such securities, while still investment grade, are considered to have speculative characteristics. See the Appendix.

SECURITIES OF FOREIGN ISSUERS--Investments in the securities of foreign issuers may subject an Equity or Money Market Portfolio to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and

14

different accounting treatment than are those in the United States. American Depositary Receipts, typically issued by a U.S. financial institution, evidence ownership of underlying securities of a foreign issuer.


MORTGAGE-BACKED SECURITIES--The MBSs in which the Fixed Income Portfolio may invest are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying MBSs can be expected to accelerate. When the MBSs held by a Portfolio are prepaid, the Portfolio must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the yield on the prepaid MBSs.


GOVERNMENT SECURITIES--Any guaranty by the U.S. Government or its agencies or instrumentalities of the securities in which any Portfolio invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Portfolio.

INVESTMENT LIMITATIONS AND FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Portfolio. In addition, each Portfolio's investment objective is a fundamental policy of that Portfolio, and it is a fundamental policy of the West Virginia Portfolio to invest at least 80% of its net assets in Municipal Securities the interest on which is not an AMT preference item. Fundamental policies of a Portfolio cannot be changed with respect to that Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of the assets of the Capital Appreciation, Emerging Growth, Government and Prime Obligations Portfolios, and does not apply to the West Virginia Portfolio. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. For purposes of this limitation, all debt securities of an issuer are each considered as one class.

2. Purchase any securities that would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, repurchase agreements involving such securities, and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) supranational entities will be considered to be a separate industry; and (d) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Make loans, except that each Portfolio may (a) purchase or hold debt instruments to the extent in accordance with its investment objective and policies; (b) enter into repurchase agreements, and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

15

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISER

One Valley Bank, National Association ('One Valley' or the 'Adviser'), serves as investment adviser to each Portfolio pursuant to an investment advisory agreement (the 'Advisory Agreement') with the Trust. Under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and the Adviser continuously reviews, supervises and administers each Portfolio's investment program. The Adviser is independent of SEI Financial Management Corporation (the 'Administrator') and discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. In addition, the Trust has employed Wellington Management Company as an investment sub-adviser to manage the Prime Obligations Portfolio on a day-to-day basis, subject to the supervision of the Adviser and the Trustees. See 'The Sub-Adviser.'

One Valley, a national banking association, is the successor to Kanawha Valley Bank, N.A., organized in 1867. One Valley has its principal offices at One Valley Square, Charleston, West Virginia 25301. One Valley is a wholly-owned subsidiary of One Valley Bancorp of West Virginia, Inc., a multi-bank holding company. One Valley is the largest single bank headquartered in West Virginia, and provides a wide variety of financial services in multiple locations throughout the state. The Adviser has provided investment advisory services to investment companies since 1993.


J. Randy Valentine, Senior Vice President of the Adviser, has oversight responsibilities of the portfolio managers of the Capital Appreciation, Emerging Growth, Government and West Virginia Portfolios. Mr. Valentine has managed various common trust and collective investment funds since 1976 and prior to assuming his supervisory duties. He has extensive investment management experience.


David P. Nolan, Vice President of the Adviser, is the portfolio manager for the Capital Appreciation Portfolio and the Emerging Growth Portfolio. Since 1984, Mr. Nolan has managed various equity portfolios and growth-oriented common and collective funds. Prior to joining the Adviser, Mr. Nolan was an account executive with Alex. Brown & Sons Incorporated.


James R. Thomas, III, Vice President of the Adviser, is the portfolio manager for the Government Portfolio and the West Virginia Portfolio. Since 1988, Mr. Thomas has managed various taxable income portfolios and a current income common trust fund. Prior to joining the Adviser, Mr. Thomas served as a financial analyst for RepublicBank Dallas, Texas.



One Valley, together with its predecessor institutions, has provided trust and asset management services since the early 1920s and has managed common and collective investment funds since 1968. One Valley's portfolio managers serve bank common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity, and fixed income portfolios. As of December 31, 1995, One Valley's Investment Asset Management Group had assets under management of approximately $1.5 billion, and currently manages $478.2 million of assets in common trust and mutual funds with diverse investment objectives ranging from stability of capital to aggressive growth.


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Capital Appreciation Portfolio--.95%, Emerging Growth Portfolio--.95%, Government Portfolio--.75%, West Virginia Portfolio--.45% and Prime Obligations Portfolio-- .25%. The advisory fees for the Capital Appreciation, Emerging Growth, and Government Portfolios are higher than those paid by most investment companies, but the Adviser believes these fees to be comparable to those paid by investment companies with similar investment objectives and policies. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Class A and Class B

16


shares of each Portfolio (exclusive of distribution expenses charged to Class B shares) to not more than the following (as a percentage of average daily net assets on an annualized basis): Capital Appreciation Portfolio--1.02%, Emerging Growth Portfolio--1.15%, Government Portfolio--0.83%, West Virginia Portfolio--0.75% and Prime Obligations Portfolio--.49%. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and reimbursement at any time. For the fiscal year ended January 31, 1996, the Portfolio paid the Adviser an advisory fee as a percentage of average daily net assets of each Portfolio as follows: Capital Appreciation Portfolio-- .70%, Emerging Growth Portfolio--.78%, Government Portfolio--.47%, West Virginia Portfolio--.38% and Prime Obligations Portfolio--.10%.


The Glass-Steagall Act restricts the securities activities of banks such as the Adviser, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE SUB-ADVISER

Wellington Management Company ('Wellington Management' or the 'Sub-Adviser') serves as the investment sub-adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the 'Sub-Advisory Agreement') with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.


Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of January 31, 1996, Wellington Management had discretionary management authority with respect to approximately $111.1 billion of assets. Wellington Management's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of 'managed assets' (defined below) and .02% of 'managed assets' in excess of $500 million. 'Managed assets' are all of the money market fund assets that Wellington Management manages for the Trust, including assets of funds other than the Portfolio. The fee paid by the Portfolio is based on its proportionate share of 'managed assets.' For the fiscal year ended January 31, 1996, the Portfolio paid the Sub-Adviser an advisory fee, as a percentage of average daily net assets, of
 .075%.


THE ADMINISTRATOR

SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087, a wholly-owned subsidiary of SEI Corporation ('SEI'), provides each Portfolio with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel, and facilities pursuant to an administration agreement with the Trust (the 'Administration Agreement'). The Administrator also serves as the shareholder servicing agent of the Trust under the terms of the Administration Agreement.

For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Portfolios. There is a minimum annual fee of $100,000 payable to the Administrator by each Portfolio. The Administrator has voluntarily agreed to waive a portion of its fee relating to the West Virginia Portfolio in order to limit that Portfolio's administration fee to .20% of its average daily net

17


assets on an annualized basis. The Administrator reserves the right, in its sole discretion, to terminate this voluntary fee waiver at any time. For the fiscal year ended January 31, 1996, the Portfolios paid the Administrator the following administration fees (shown as a percentage of average daily net assets): Capital Appreciation Portfolio, .20%; Emerging Growth Portfolio, .21%; Government Portfolio, .20%; West Virginia Portfolio, .20%; and Prime Obligations Portfolio,
 .20%.


THE TRANSFER AGENT


DST Systems, Inc., 210 W. 10th Street, Kansas City, Missouri 64105 (the 'Transfer Agent') serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.


THE DISTRIBUTOR

SEI Financial Services Company (the 'Distributor'), a wholly-owned subsidiary of SEI, serves as the distributor of each Portfolio's shares pursuant to a distribution agreement with the Trust (the 'Distribution Agreement'), which applies to Class A and Class B shares of the Portfolios.

The Class B shares of each Portfolio have a distribution plan (the 'Class B Plan') pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the '1940 Act'). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay a fee, at an annual rate of .25% of each Class B Portfolio's average daily net assets to the Distributor as compensation for its services. From this amount the Distributor may make payments to financial institutions and intermediaries such as banks (including One Valley), savings and loan associations, insurance companies, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Trust intends to operate the Class B Plan in accordance with its terms and with the rules concerning sales charges of the National Association of Securities Dealers, Inc.

Each Portfolio may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the affiliate or the Distributor may receive 'usual and customary' compensation. For further information, see the Statement of Additional Information.

The Class A shares of each Portfolio are offered without distribution fees to institutional investors, including One Valley, its affiliates and correspondent banks, for the investment of funds for which they act in a fiduciary, agency or custodial capacity. It is possible that an institution may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares. These financial institutions may also charge separate fees to their customers.

Certain financial institutions offering shares to their customers may be required to register as dealers pursuant to state laws.

The Distributor may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the shares of a Portfolio. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside of the United States.

HOW TO PURCHASE SHARES

You may purchase shares of any Portfolio through representatives of One Valley and other financial institutions and through broker-dealers that have established a dealer agreement with the Distributor. You may also purchase shares of any Portfolio directly, by contacting the Transfer Agent. Class A shares may be purchased only by wire transfer. Class B shares may be purchased by mail, by wire

18

transfer, or through an automatic investment plan. Shares of the Portfolios are sold on a continuous basis.

BY MAIL (CLASS B SHARES ONLY)


You may purchase Class B shares of any Portfolio by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to 'The Arbor Fund--OVB (Name of Portfolio)', to the Transfer Agent. You may purchase additional shares at any time by mailing a check (or other negotiable bank draft or money order) to the Transfer Agent. Orders placed by mail will be executed on receipt of your check or other negotiable bank draft or money order.


You may obtain Account Application forms by calling 1-800-545-6331.

BY WIRE TRANSFER (CLASS A AND CLASS B SHARES)

If your Account Application has been previously received, you may purchase shares by wire transfer. To buy shares by wire transfer, call the Transfer Agent toll-free at 1-800-808-4920.

The liability of the Trust or the Transfer Agent for fraudulent or unauthorized telephone or wire instructions may be limited, as described below under 'Redemption of Shares--By Telephone.'

AUTOMATIC INVESTMENT PLAN ('AIP') (CLASS B SHARES ONLY)

You may arrange for periodic additional investments in Class B shares of a Portfolio through automatic deductions by Automated Clearing House ('ACH') from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $100 per month. An AIP Application Form may be obtained by contacting the Transfer Agent at 1-800-808-4920. The AIP is available only for additional investments for an existing account.

GENERAL INFORMATION REGARDING PURCHASES


You may purchase shares of any Portfolio on any day the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Days'). However, shares of the Portfolios cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers. The minimum initial investment in Class A shares of any Portfolio is $100,000 and the minimum initial investment in Class B shares is $1,000 ($500 minimum for tax-deferred retirement programs and employees of One Valley or its affiliates). Subsequent purchases of shares must be at least $50 except for purchases through the AIP, which must be at least $100. The Trust may waive these minimum investment requirements at its discretion.


A purchase order for Class A or Class B shares will be effective as of the Business Day received if the Transfer Agent receives the order and payment in federal funds before 4:00 p.m., Eastern time or before 12:00 noon Eastern time, for the Prime Obligations Portfolio. An order to purchase shares by federal funds wire will be deemed to have been received on the Business Day of the wire, provided that the shareholder notifies the Transfer Agent prior to 4:00 p.m., Eastern time or before 12:00 noon Eastern time, for the Prime Obligations Portfolio. If the Transfer Agent does not receive notice by 4:00 p.m., Eastern time or before 12:00 noon Eastern time, for the Prime Obligations Portfolio, on the Business Day of the wire, the order will be executed on the next Business Day. The purchase price of shares of any Portfolio is the net asset value per share next computed after the order is effective. The net asset value per share of each Portfolio is determined as of the close of business of the New York Stock Exchange (currently, 4:00 p.m., Eastern time) other than the Prime Obligations Portfolio. The net asset value of the Prime Obligations Portfolio is determined as of 12:00 noon, Eastern time. The Prime Obligations Portfolio expects to maintain its net asset value at $1.00 per share, although there can be no assurance that it will be able to do so. Pursuant to guidelines adopted and maintained by the Trustees of the Trust, each Portfolio may use pricing services to provide market quotations or fair market valuations. A pricing service may derive

19

such valuations through the use of a matrix system to value fixed income securities that considers factors such as securities prices, yield features, ratings and developments related to a specific security. No certificates representing shares will be issued. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. Although the methodology and procedures for determining net asset value are identical for both classes of a Portfolio, the net asset value per share of Class A shares may differ from that of Class B shares because of the distribution expenses paid by Class B shares.

The Trust reserves the right to reject a purchase order for shares of any Portfolio when the Distributor or Transfer Agent determines that it is not in the best interest of the Trust or its shareholders to accept such order. Shares of each Portfolio are offered only to residents of states in which the shares are eligible for purchase.

If a check received for a purchase of Class B shares does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred.

Purchases may be made by direct deposit or Automated Clearing House ('ACH') transactions.

Shareholders of record who desire to transfer registration of their shares should contact the Transfer Agent at 1-800-808-4920.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

Shares of any Portfolio may also be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services to the Portfolios. Shares purchased by persons ('Customers') through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. The financial institution will provide Customers with information concerning these services and any charges.

TAX-DEFERRED RETIREMENT PROGRAMS

The Capital Appreciation, Emerging Growth, Government and Prime Obligations Portfolios are eligible for investment by tax-deferred retirement programs such as IRAs, KEOGHs and 401(k) plans. For accounts established under such programs the minimum initial investment in Class B shares of these Portfolios is $500. One Valley offers a variety of tax-deferred programs through which investors may purchase shares of these Portfolios. Accounts established under tax-deferred retirement programs must have all dividends reinvested in the Portfolios.

HOW TO EXCHANGE SHARES

Once your account has been established, you may exchange your Class A or Class B shares for the same class of shares of the other Portfolios. Exchanges are made at net asset value. You must have received a current prospectus of the Portfolio into which you wish to move your investment (the 'new' fund) before the exchange will be effected. Exchanges will be made only after the Transfer Agent receives exchange instructions in writing or by telephone (an 'Exchange Request'). If the Transfer Agent receives an Exchange Request in good order by 4:00 p.m., Eastern time or by 12:00 noon, Eastern time, for the Prime Obligations Portfolio, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the new fund may legally be sold.

If your shares are held of record by a financial institution, you should contact that institution if you wish to exchange shares. The institution will contact the Transfer Agent and effect the exchange on your behalf.

20

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

An exchange is considered a sale of shares and will result in a capital gain or loss for federal income tax purposes.

HOW TO REDEEM SHARES

You may redeem your shares without charge on any Business Day. There is, however, a charge (currently $10) for wiring redemption proceeds of Class B shares; this amount will be deducted from your redemption proceeds. Class A shares may be redeemed by calling the Transfer Agent at 1-800-808-4920. Class B shares may ordinarily be redeemed by mail, by telephone, or through a systematic withdrawal plan. If your shares are held of record by a financial institution, you should contact that financial institution for information on how to redeem shares.

BY MAIL (CLASS B SHARES ONLY)

A written request for redemption must be received by the Transfer Agent in good form in order to constitute a valid redemption request. Valid written redemption requests will be effective on receipt. All shareholders of record must sign the redemption request.

The Transfer Agent may require that the signatures on the written redemption request be guaranteed. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice. For information about the proper form of redemption requests, call 1-800-808-4920.

You may have redemption proceeds mailed to a commercial bank account previously designated on your Account Application or by written instruction to the Transfer Agent. There is no charge for having redemption proceeds mailed to a designated bank account.

BY TELEPHONE (CLASS A SHARES AND PRIME OBLIGATIONS PORTFOLIO CLASS B SHARES)

You may redeem your shares by telephone if you have elected that option on your Account Application. You must place your telephone redemption order with the Transfer Agent at 1-800-808-4920 prior to 4:00 p.m., Eastern time or prior to 12:00 noon, Eastern time, for the Prime Obligations Portfolio, on any Business Day for your order to be effective that day. You may not close your account by telephone.

You may have the proceeds mailed to your address of record or mailed or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you or to a designated bank account.

You may request a wire redemption for redemptions in excess of $500 by calling the Transfer Agent at 1-800-808-4920, who will deduct a wire charge (currently $10) from the amount of any wire redemption of Class B shares. There is no charge for wire redemptions of Class A shares. Shares cannot be redeemed by Federal Reserve wire on federal holidays restricting wire transfers.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or severe weather or other emergencies exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

21

SYSTEMATIC WITHDRAWAL PLAN ('SWP') (CLASS B SHARES ONLY)

You may use this option to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $10,000 or more. You may elect to receive automatic payments (via check or ACH) of $50 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain a SWP Application form by contacting the Transfer Agent at 1-800-808-4920.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. If the amount in your account with a Portfolio falls below the minimum initial purchase amount, the Portfolio has the right to redeem your shares. See 'Other Information Regarding Redemptions.'

You may change or cancel the SWP at any time on written notice to the Transfer Agent.

CHECKWRITING SERVICE (PRIME OBLIGATIONS PORTFOLIO--CLASS B SHARES ONLY)

You may redeem your Class B shares of the Prime Obligations Portfolio by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. Checks may be made payable to any person. When you write a check, your account will continue to earn dividends until the check clears. These checks are free, but your account will be charged a fee (currently $15) on stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Because of the difficulty of determining in advance the exact value of a Portfolio account, you may not use a check to close your account.

You may obtain signature cards by calling the Transfer Agent at 1-800-808-4920.

OTHER INFORMATION REGARDING REDEMPTIONS


All redemption orders are effected at the net asset value per share next determined after a valid request for redemption is effective, as described above. Net asset value per share is determined for all Portfolios other than the Prime Obligations Portfolio as of the close of business of the New York Stock Exchange (currently, 4:00 p.m., Eastern time) on each Business Day. Net asset value for the Prime Obligations Portfolio is determined as of 12:00 noon, Eastern time, on each Business Day. Because shares of each Portfolio except for the Prime Obligations Portfolio fluctuate in value, when you redeem your shares, they may be worth more or less than the amount of your original investment. The Prime Obligations Portfolio expects to maintain its net asset value at $1.00 per share.


Payment to shareholders for shares redeemed will be made within seven days after the Transfer Agent receives the valid redemption request. Under most circumstances, proceeds of telephone redemptions will be transmitted on the next Business Day following receipt of a valid request for redemption. At various times, however, a Portfolio may be requested to redeem Class B shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take 10 or more days.

Each Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, you may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, each Portfolio reserves the right to redeem your shares at their net asset value if, because of redemptions, your account in that Portfolio has a value of less than the applicable minimum initial purchase amount. Accordingly, if

22

you purchase shares of a Portfolio in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before a Portfolio exercises its right to redeem your shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in that Portfolio in an amount that will increase the value of your account to at least the minimum amount.

See 'Purchase and Redemption of Shares' in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE

From time to time the Prime Obligations Portfolio advertises its 'current yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields. The 'current yield' of the Prime Obligations Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period (which period will be stated in the advertisement). This income is then 'annualized'. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' (also called 'effective compound yield') is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'current yield' because of the compounding effect of this assumed reinvestment.

From time to time, the Equity and Fixed Income Portfolios may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment. The West Virginia Portfolio may also advertise a 'tax-equivalent yield,' which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of this Portfolio's yield, assuming certain tax brackets for the shareholder.

The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The performance of Class A shares of each Portfolio will normally be higher than that of Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares.

Each Portfolio may periodically compare its performance to the performance of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds, or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

TAXES


The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income, property and other tax treatment of any Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income, property and other taxes.


TAX STATUS OF THE PORTFOLIO

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other series. Each Portfolio intends

23

to qualify for the special tax treatment afforded regulated investment companies as defined under the Code. So long as a Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income (including, for this purpose, net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS


Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net capital gain will be distributed at least annually and will be taxed to a shareholder as long-term capital gain, regardless of how long the shareholder has held shares. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions.


Corporate shareholders should note that distributions of the Government, West Virginia and Prime Obligations Portfolios are not expected to qualify for the dividends-received deduction that is generally available to corporate taxpayers. Dividends paid by the Capital Appreciation and Emerging Growth Portfolios to corporate shareholders are expected to qualify for this deduction to the extent these Portfolios' dividends derive from dividends the Portfolios received from domestic corporations. The full amount of these dividends, however, may be subject to the federal alternative minimum tax. Distributions of net capital gain will not qualify for this deduction.

Ordinarily, shareholders will include in income all dividends declared by a Portfolio in the year those dividends are paid. However, dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio any time during the following January.

Interest received on U.S. Treasury obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Treasury obligations normally is not exempt from state taxation. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from U.S. Treasury obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

Certain securities each Portfolio may purchase (such as STRIPS, TRs, TIGRs and CATS, defined under 'Description of Permitted Investments') are sold with original issue discount and do not make periodic cash interest payments. A Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

24

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Income that a Portfolio derives from obligations of foreign issuers may be subject to foreign withholding taxes. No Portfolio will be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

A sale, exchange or redemption of any Portfolio's shares is a taxable event to the shareholder.

ADDITIONAL CONSIDERATIONS FOR THE WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO


The West Virginia Tax-Exempt Income Portfolio will distribute all of its net investment income (including net short-term capital gain) to its shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets consist of obligations the interest on which is excludable from gross income, the Portfolio may pay 'exempt-interest dividends' to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Portfolio, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, but may have alternative minimum tax and other collateral consequences. See the Statement of Additional Information.


Current Federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Portfolio to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of 'exempt-interest dividends.'

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the West Virginia Tax-Exempt Income Portfolio is not deductible for federal income tax purposes. Furthermore, the Portfolio may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisers before purchasing shares. A 'substantial user' is defined generally to include 'certain persons' who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.


WEST VIRGINIA INCOME TAXES


The determination of liability for West Virginia Personal Income Tax (the 'West Virginia income tax') begins with a taxpayer's federal adjusted gross income. Unlike the federal income tax, the West Virginia income tax does not allow reduction of a taxpayer's adjusted gross income for itemized deductions. Calculation of a taxpayer's West Virginia taxable income, however, is subject to various modifications which either increase or reduce federal adjusted gross income.

In 1993, the West Virginia Department of Tax and Revenue issued Technical Assistance Advisory 93-002 (the 'Advisory'). The Advisory addresses the modifications which affect the determination of West Virginia income tax liability for interest or dividend income received by a shareholder from a 'regulated investment company,' such as the Portfolio intends to be. The Department has declared that the Advisory is of precedential value to taxpayers.

As long as the Portfolio qualifies as a 'regulated investment company' under the Code, a modification reducing adjusted gross income is allowed for that portion of the interest or dividends received by shareholders which represents interest or dividends of the Portfolio on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia income tax by federal or West Virginia law. No such reduction is allowed for any portion of interest income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any exemption provided under federal law, such as that accorded 'exempt-interest dividends'; and such portion must be

25

added back as a modification increasing adjusted gross income.

The Advisory also addresses the taxability of interest on federal obligations under the West Virginia income tax. Again, as long as the Portfolio qualifies as a 'regulated investment company,' a modification reducing adjusted gross income is allowed for interest or dividends received by shareholders from the Portfolio which it derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities thereof. The Advisory contains a nonexclusive list showing the taxability for West Virginia income tax purposes of income derived from various obligations or securities of the United States and its authorities, commissions or instrumentalities.

The Advisory also confirms that interest on indebtedness incurred (directly or indirectly) by a shareholder of the Portfolio to purchase or hold shares of the Portfolio must be added back to adjusted gross income as an increasing modification to the extent such interest was deductible in determining the taxpayer's federal adjusted gross income.

In the event the Portfolio fails to qualify as a 'regulated investment company' under federal income tax law, the modifications reducing West Virginia income tax liability set forth in the Advisory may be unavailable or substantially limited, even though a shareholder would be entitled to such modifications if the shareholder directly owned the obligations and securities held by the Portfolio.

The sale, exchange, or redemption of Portfolio shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder's federal adjusted gross income.

GENERAL INFORMATION

THE TRUST

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio.

All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Please refer to 'Financial Highlights' in this Prospectus for more information regarding the Portfolios' expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of

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26

shareholders but shareholders' approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to The OVB Family of Funds, c/o DST Systems, Inc., P.O. Box 419240, Kansas City, Missouri 64141-6240.


DIVIDENDS

The net investment income (not including capital gain) of each Fixed Income Portfolio is declared daily and paid monthly. The net investment income (not including capital gain) of each Equity Portfolio is declared quarterly and paid quarterly. The net investment income (not including capital gain) of the Money Market Portfolio is determined and declared on each Business Day as a dividend for shareholders of record as of the close of business on that day. Shareholders of record on the date each dividend is declared will be entitled to receive the dividend. Currently, capital gains of each Portfolio, if any, will be distributed at least annually. Shares of the Equity and Fixed Income Portfolios are eligible to begin earning dividends that are declared on the Business Day after the purchase order is effective and continue to be eligible for dividends through and including the day the redemption order is effective.

Dividends and distributions of the Portfolios are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If you purchase shares shortly before the record date for a dividend or distribution of capital gain, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

You will automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless you have elected to take such payment in cash. You may change your election by providing written notice to the Transfer Agent at least 15 days prior to the distribution.

The amount of dividends payable on Class A shares will be more than those payable on Class B shares because of the distribution fees paid by Class B shares.

COUNSEL AND INDEPENDENT ACCOUNTANTS


Morgan, Lewis & Bockius LLP serve as counsel to the Trust. Price Waterhouse LLP serve as the independent accountants of the Trust.


CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 (the 'Custodian'), acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of permitted investments for one or more of the
Portfolios:


AMERICAN DEPOSITARY RECEIPTS ('ADRs')-- ADRs are securities, typically issued by a U.S. financial institution (a 'depositary'), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through 'sponsored' or 'unsponsored' facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation


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27

by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCE--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT--Certificates of deposit are interest-bearing instrument with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

FUTURES AND OPTIONS ON FUTURES--Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures

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28

contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ('CFTC'), so long as, to the extent that such transactions are not for 'bona fide hedging purposes,' the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets. A Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Portfolio's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Portfolio's return.

GUARANTEED INVESTMENT CONTRACTS ('GICs')--GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID SECURITIES--Illiquid securities are securities that a Portfolio cannot dispose of within 7 days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with maturities over seven days in length.


INVESTMENT COMPANIES--Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. A Portfolio does not intend to invest in other investment companies unless, in the judgment of its advisers, the potential benefits of such investments exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities.


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29


Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuer's portfolio securities, and are subject to limitations under the 1940 Act. As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. A Portfolio may also incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a 'passive foreign investment company.'


MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These securities that are issued or guaranteed by a U.S. Government agency represent an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a nongovernmental entity, such as a trust. These securities include collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ('CMOs'): CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a 'tranche,' is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as 'regular' interests, or 'residual' interests. Guaranteed REMIC pass-through certificates ('REMIC Certificates') issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or

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30

FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ('PAC Bonds') generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ('SMBs'): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ('IO'), while the other class may receive all of the principal payments and is thus termed the principal-only class ('PO'). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consists of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

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31

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an 'opening transaction.' In order to close out an option position, a Portfolio may enter into a 'closing transaction'--the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. A Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.

A Portfolio may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which a Portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ('OTC options') differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are generally illiquid.

A Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Portfolio will be 'covered,' which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

A Portfolio may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are

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32

similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of a Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

A Portfolio may engage in writing covered call options. Under a call option, the purchaser has the right to purchase and the writer (the Portfolio) the obligation to sell the underlying security at the exercise price during the option period. Options purchased by the Portfolio will be listed on a national securities exchange. In order to close out an option position, the Portfolio may enter into a 'closing purchase transaction,' which involves the purchase of an option on the same security at the same exercise price and expiration date. If the Portfolio is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the security upon exercise. Permissible options include options on stock indices.

Even where used only for hedging purposes, options involve risks, including the following: (i) the success of any hedging strategy utilizing options will depend on an ability to predict movements in the prices of individual securities and interest rates, (ii) there may be an imperfect correlation between the movement in prices of securities held by the Portfolio and the price of options, (iii) there may not be a liquid secondary market for options, and (iv) while the Portfolio will receive a premium when it writes covered call options, it may not participate fully in any rise in the market value of the underlying security.

All options written on indices must be covered. When a Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

RISK FACTORS--Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio


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33

realizes a loss on the sale of the collateral securities. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the Securities and Exchange Commission. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are 'eligible securities,' which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a 'first tier security'), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality (a 'second tier security'). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Portfolio's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in the first tier securities of a single issuer for three Business Days.

RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended, or an exemption from registration.

SECURITIES LENDING--In order to generate additional income, a Portfolio may lend the securities in which it owns, pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

SHORT SALES--Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller

34

receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on securities until they are replaced.

A Portfolio may only sell securities short 'against the box.' A short sale is 'against the box' if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

A Portfolio may also maintain short positions in forward currency exchange transactions, which involve the Portfolio's agreement to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Portfolio owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Portfolio will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSIT--Time deposits are non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Portfolio's shares.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ('STRIPS').

VARIABLE AND FLOATING RATE INSTRUMENTS-- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rate on these securities may be reset daily, weekly, quarterly or by some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not actually reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

35

WARRANTS--Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES--STRIPS and Receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See also 'Taxes.'

36

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Summary.............................................     2  The Administrator...................................   16
Expense Summary.....................................     4  The Transfer Agent..................................   17
Financial Highlights................................     6  The Distributor.....................................   17
The Funds and the Trust.............................     8  How to Purchase Shares..............................   18
Investment Objectives...............................     8  How to Exchange Shares..............................   19
Investment Policies and Information.................     8  How to Redeem Shares................................   20
General Investment Policies and Risk Factors........    12  Performance.........................................   22
Investment Limitations and Fundamental Policies.....    14  Taxes...............................................   23
The Adviser.........................................    15  General Information.................................   25
The Sub-Adviser.....................................    16  Description of Permitted Investments................   26

OVB FAMILY OF FUNDS
Trust:                                                           The Arbor Fund

Portfolios:                                     OVB Prime Obligations Portfolio
                                             OVB Capital Appreciation Portfolio
                                                  OVB Emerging Growth Portfolio
                                            OVB Government Securities Portfolio
                                  OVB West Virginia Tax-Exempt Income Portfolio

Investment Adviser:                       One Valley Bank, National Association

                       Statement of Additional Information


This Statement of Additional Information is not a prospectus; it provides information about the activities and operations of the OVB Family of Funds (the "Funds"), a group of mutual funds consisting of separate series of The Arbor Fund (the "Trust"). This Statement of Additional Information should be read in conjunction with the Funds' Prospectus dated May 31, 1996. A Prospectus may be obtained by calling 1-800-545-6331.

                                TABLE OF CONTENTS

THE FUNDS AND THE TRUST......................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-2
DESCRIPTION OF RATINGS......................................................S-14
INVESTMENT LIMITATIONS......................................................S-18
NON-FUNDAMENTAL POLICIES....................................................S-19
THE ADVISER.................................................................S-20
THE SUB-ADVISER.............................................................S-20
THE ADMINISTRATOR...........................................................S-21
THE DISTRIBUTOR.............................................................S-22
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-23
COMPUTATION OF YIELD........................................................S-25
CALCULATION OF TOTAL RETURN.................................................S-27
PURCHASE AND REDEMPTION OF SHARES...........................................S-28
DETERMINATION OF NET ASSET VALUE............................................S-28
TAXES.......................................................................S-29
PORTFOLIO TRANSACTIONS......................................................S-33
TRADING PRACTICES AND BROKERAGE.............................................S-33
DESCRIPTION OF SHARES.......................................................S-37
SHAREHOLDER LIABILITY.......................................................S-37
LIMITATION OF TRUSTEES' LIABILITY...........................................S-37
5% SHAREHOLDERS.............................................................S-38
EXPERTS.....................................................................S-38
FINANCIAL STATEMENTS........................................................S-38

May 31, 1996

OVB-F-003-03

THE FUNDS AND THE TRUST

This Statement of Additional Information relates to the OVB Family of Funds (the "Funds"), a group of mutual funds. The Funds consist of: the OVB Prime Obligations Portfolio (the "Money Market Portfolio"), the OVB Capital Appreciation Portfolio (the "Capital Appreciation Portfolio"), the OVB Emerging Growth Portfolio (the "Emerging Growth Portfolio"), the OVB Government Securities Portfolio (the "Government Portfolio"), and the OVB West Virginia Tax-Exempt Income Portfolio (the "West Virginia Portfolio") (each, a "Portfolio"). Each Portfolio is a separate series of The Arbor Fund (the "Trust"). The Trust is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of July 24, 1992 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. Each series is a separate mutual fund. Except for differences between the Class A and Class B shares of the Portfolios pertaining to dividends, voting rights and distribution plans, each share of each Portfolio represents an equal proportionate interest in that Portfolio. See "Description of Shares." Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Portfolio should be made without first reading the Prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS


Asset-Backed Securities

The Fixed Income Portfolios may invest in non-mortgage asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These securities, like mortgage-backed securities, represent ownership of a pool of obligations. The payment of principal and interest on non-mortgage asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, these issues typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, due to the manner in which the issuing organizations may perfect their interests in their respective obligations, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect a security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, the possibility exists that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset but is generally less than the prepayment risk associated with mortgage-backed securities.

The development of non-mortgage asset-backed securities is at an earlier stage than that of mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for non-mortgage asset-backed securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities. The Adviser intends to limit purchases of non-mortgage asset-backed securities to securities that are readily marketable at the time of purchase.


Bank Obligations

The Portfolios are not prohibited from investing in obligations of banks that are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Portfolios by such banks or by their customers will not be a consideration in determining which bank obligations the Portfolios will purchase.
The Portfolios will not purchase obligations of the Adviser.


Foreign Securities

The Money Market, Capital Appreciation and Emerging Growth Portfolios may invest in certain U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments for the Money Market Portfolio may consist of obligations of foreign branches of U.S. banks and U.S. and London branches of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in foreign commercial paper, foreign securities and Europaper.

Foreign securities may subject a Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


Government National Mortgage Association ("GNMA") Certificates

All Portfolios may invest in securities issued by GNMA, a wholly-owned U.S. Government corporation that guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.


Investment Company Shares

Each Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, a Portfolio is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. See also "Investment Limitations."

It is the position of the staff of the Securities and Exchange Commission that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.


Mortgage-Backed Securities

The Fixed Income Portfolios may, in addition to investing in GNMA securities, invest in other mortgage-backed securities, principally collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single-family detached properties).

Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves generally are not guaranteed.

REMICs, which were authorized under the Internal Revenue Code of 1986, as amended (the "Code"), are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are a form of CMO, and issue multiple classes of securities.

Municipal Securities

Municipal Securities -- The two principal classifications of Municipal Securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. The West Virginia Portfolio may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "Municipal Securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

Municipal Securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

The quality of Municipal Securities, both within a particular classification and between classifications, will vary, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with different rating(s) may have the same yield.

An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

Under certain circumstances, the West Virginia Portfolio may invest in Municipal Securities, such as certain private activity or industrial revenue bonds, the interest on which is not tax-exempt for federal income tax purposes but which otherwise meet the Portfolio's investment criteria.


Special Factors Relating to West Virginia Municipal Securities - Because the West Virginia Portfolio invests primarily in West Virginia Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of West Virginia Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in West Virginia Municipal Securities. West Virginia's economy is dependent upon the coal mining industry. A reduction in the demand for certain types of coal and increasing governmental regulation has had an adverse impact upon the industry and upon the economy of the state. Notwithstanding the importance of the coal mining industry on the West Virginia economy, over the course of the past few years, West Virginia's economy has benefitted from a developing tourism industry. Tourism directly and indirectly accounts for a material portion of the West Virginia economy.

In 1989, taxes were substantially increased by applying sales, service and use taxes to a vast number of consumer and industrial products and services that were previously exempt from such tax. In 1993, the state's gasoline tax was substantially increased. In 1994, full implementation of a reappraisal of real property for ad valorem tax purposes took effect.

The increase in taxes in recent years and other measures have helped to bring governmental expenses in line with income. However, as in many other states, the state, local governments and school boards continue to struggle to produce sufficient revenues to fund their operations and their support of the public education system.

West Virginia led the nation in unemployment from July 1991 through August 1993. Since then West Virginia's unemployment rate has dropped significantly, but the state still has one of the highest unemployment rates in the nation. Although the seasonally adjusted unemployment rate in West Virginia declined from 8.4% in February 1995 to 7.4% in February 1996, West Virginia's unemployment rate is still well above the 5.5% seasonally adjusted national rate for February 1996. High unemployment continues to reflect the weakness of the West Virginia economy.


Municipal Leases -- The West Virginia Portfolio may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Put Transactions (Standby Commitments) - The West Virginia Portfolio reserves the right to engage in put transactions. The Adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the

Portfolio can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put" or "standby commitment." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity so as to permit the Portfolio to meet redemptions and remain as fully invested as possible in Municipal Securities. The Portfolio's ability to put the securities depends on the writer's ability to pay for the securities at the time the Portfolio exercises the put. The Portfolio will engage in put transactions only with institutions that the Adviser believes present minimal credit risks, and the Adviser will use its best efforts to determine initially and continue to monitor the financial strength of the sellers of the options in accordance with credit guidelines adopted by the Trust's Board of Trustees. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put or a standby commitment but the amount paid directly or indirectly for premiums on all puts and standby commitments outstanding will not exceed 0.5% of the Portfolio's total assets calculated immediately after any such put is acquired.

The Portfolio will consider the maturity of a security subject to a put to be the first date on which the Portfolio has the right to demand payment from the writer, even though the final maturity of the security will ordinarily be later than such date.

Options and Futures


Options on Securities and Indices -- The Equity and Government Portfolios may trade put and call options on permitted investments and related indices to a limited extent. Among the strategies the Adviser may use for these Portfolios are: buying protective puts on securities owned by the Portfolio, buying fiduciary calls on securities the Portfolio is attempting to buy, and writing covered calls on securities the Portfolio owns. These Portfolios may also buy puts and calls, and write covered calls, on securities indices.


These Portfolios may buy protective put options. A Portfolio may benefit from buying the protective put if the price of the security already held by the Portfolio falls during the option period, because the Portfolio may exercise the put and receive the higher exercise price for its security. However, if the security rises in value, the Portfolio will have paid a premium for the put which will expire unexercised.

Each of these Portfolios may buy fiduciary call options on securities that the Portfolio is trying to buy. The Portfolio may benefit from buying the fiduciary call if the price of the underlying security rises during the option period, because the Portfolio may exercise the call and buy the security for the lower exercise price. If, however, the security falls in value, the Portfolio will have paid a premium for the call which will expire worthless, but will be able to buy the security at a lower price.

These Portfolios may write covered call options. The advantage to a Portfolio of writing covered call options is that the Portfolio receives additional income in the form of the premium. However, if the optioned security rises in value, the Portfolio may not fully participate in that market appreciation. To "cover" a call option it writes on a securities index (or indices), the Portfolio must hold securities whose price changes are expected by the Adviser to replicate the price changes of that index or indices.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing transaction. A closing transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks of Transactions in Options on Securities and Indices -- The successful use of a Portfolio's options strategies depends on, among other things, the Adviser's ability to forecast interest rate and market movements correctly.

When it purchases an option, a Portfolio runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security or index does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Portfolio will lose part or all of its investment in the option. This risk differs from the risk involved with an investment by the Portfolio in the underlying securities, since the Portfolio may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities. In addition, the Portfolio incurs the risk in writing covered calls on indices that changes in the prices of the securities being used to "cover" will not duplicate precisely the movements of the indices.


The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Portfolio will take an option position only if the Adviser believes a liquid secondary market exists for the option, there is no assurance that such a market does or will continue to exist. If a secondary trading market in options were to become unavailable, the Portfolio could no longer engage in closing transactions; even when a liquid secondary market does generally exist, there can be no assurance that the Portfolio will be able to effect a closing transaction on a given option at any particular time or at an acceptable price. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the Portfolio's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options (or underlying indices on which options are based) purchased or sold by a Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its position until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Portfolio as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Portfolio has expired, the Portfolio could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.


Securities Futures Contracts -- The Government Portfolio may enter into futures contracts on securities. A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. Futures contracts are traded in the United States only on commodities exchanges or boards of trade, known as "contract markets," approved for such trading by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Portfolio. Closing out a futures contract sale (purchase) is effected by purchasing (selling) a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain; if the offsetting purchase price exceeds the initial sale price, the seller realizes a loss. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain; if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

When the Portfolio purchases or sells a futures contract, it does not pay or receive the purchase price; instead, the Portfolio is required to deposit an "initial margin" in the form of cash and/or U.S. Government securities with its custodian in a segregated account in the name of the futures broker. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Portfolio to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs, and closing transactions involve additional commission costs.


Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Final determinations of variation margin are made when the Portfolio enters into a closing transaction.


Options on Securities Futures Contracts -- The Government Portfolio may enter into written options on securities futures contracts. The Portfolio may purchase and write call and put options on the futures contracts it may buy or sell, and may enter into closing transactions with respect to such options to terminate existing positions. The Portfolio may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See the section titled "Options on Securities and Indices" above.

The Portfolio holding or writing an option on futures may terminate its position by selling or purchasing an offsetting option. There can be no guarantee that such closing transactions will be available.

The Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts pursuant to brokers' requirements similar to those described above.

Risks of Transactions in Futures Contracts and Futures Options -- Successful use of securities futures contracts by the Government Portfolio is subject to the Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

The purchase of options on futures contracts involves less risk to the Portfolio than does the purchase or sale of futures contracts, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the purchase or sale of the futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks, described above under "Options on Securities," involved in the writing of options on securities.


There can be no assurance that higher-than-anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future contract or option thereon can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing the liquidation of unfavorable positions.


If the Portfolio was unable to liquidate a futures contract or option thereon due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

To reduce or eliminate a hedge position it holds, the Portfolio may seek to close out that position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. There can be no assurance that such a market does or will continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Cover for Options and Futures Contract Positions -- Transactions using futures contracts and options (other than options that the Portfolio has purchased) expose the Government Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. To "cover" a call option it writes on a securities index (or indices), the Capital Appreciation, Emerging Growth or Government Portfolio must hold securities whose price changes are expected by the Adviser to replicate the price changes of that index or indices. These Portfolios will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with the Custodian in the prescribed amount.


Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


Repurchase Agreements

Each Portfolio may enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. The repurchase agreement will have an agreed-upon price (including principal and interest) and an agreed-upon repurchase date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement; the Adviser or the Sub-Adviser monitors compliance with this requirement. Under all repurchase agreements entered into by a Portfolio, the Portfolio must take actual or constructive possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

Restricted Securities

The Money Market Portfolio may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or an exemption from registration. The Portfolio may invest up to 10% of its net assets in illiquid securities, including restricted securities other than
Section 4(2) commercial paper. The Portfolio may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.


Securities Lending

A Portfolio will normally pay lending fees to broker/dealers in connection with securities loans, and related expenses from the interest earned on invested collateral. Investments made with this collateral are considered to be assets of the Portfolio and must comply with the Portfolio's investment limitations. Any securities loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor or a broker/dealer affiliate of the Adviser as a broker in these transactions.


Separately Traded Interest and Principal Securities ("STRIPS")

Each Portfolio may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser or the Sub-Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate the Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser or the Sub-Adviser will purchase for the Money Market Portfolio only those STRIPS that have a remaining maturity of 397 days or less; therefore, the Money Market Portfolio currently may purchase only interest component parts of U.S. Treasury Securities. While there is no limitation on the percentage of a Portfolio's assets that may be comprised of STRIPS, the Adviser or the Sub-Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Portfolio.

Short-Term Obligations of State and Local Governmental Issuers


In addition, the Money Market Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

Variable and Floating Rate Obligations


All Portfolios investing in debt obligations may invest in variable rate obligations and floating rate obligations (together, "adjustable interest rate obligations"). Adjustable interest rate obligations issued by or on behalf of states (including the District of Columbia), territories and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions constitute a form of Municipal Security. A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value; the degree to which a variable rate obligation's market value approximates its par value will depend on the frequency of the readjustment of the obligation's interest rate and the length of time that must elapse before the next readjustment. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by a Portfolio, the Portfolio may seek to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations, and the Portfolio could, as a result or for other reasons, suffer a loss to the extent of the default. In addition, a variable or floating rate demand obligation with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. Variable or floating rate obligations may be secured by bank letters of credit.

For the Money Market Portfolio only, variable and floating rate obligations will be deemed to have maturities as follows:

                    1. A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

                    2. A variable rate obligation that is subject to a demand
             feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

                    3. A floating rate obligation that is subject to a demand
             feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, an obligation is "subject to a demand feature" where the Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than thirty days' notice or at specified intervals not exceeding thirteen months and upon no more than thirty days notice.

The Government Portfolio, West Virginia Portfolio and Money Market Portfolio may invest in variable amount master demand notes, which may or may not be backed by bank letters of credit. These variable rate obligations permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +,1 and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment.

Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the "highest" quality on the basis of relative repayment capacity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch Investors Services, Inc. ("Fitch"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA Limited ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.


Description of Municipal Note Ratings
Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.


An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

             o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

             o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P note rating symbols are as follows:
SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

Description of Corporate Bond Ratings

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.


Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, sensitive to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question, whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable; their merits are not unlike those of the AAA class, but their margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.


Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Bonds rated BBB+, BBB, or BBB- are considered below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. Bonds rated BB+, BB or BB- are considered below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

Bonds rated B+, B or B- are considered below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

INVESTMENT LIMITATIONS

Each Portfolio is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Portfolio. A "majority of the outstanding shares" of the Trust or a particular Portfolio means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or such Portfolio present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Trust or such Portfolio are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or such Portfolio. The following investment limitations are in addition to those set forth in the Funds' Prospectus.

Pursuant to these investment restrictions, no Portfolio will:

1.  Invest in companies for the purpose of exercising control.

2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (2) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

4. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except that the Fixed Income Portfolios may invest in futures contracts and options on futures contracts as disclosed in their Prospectus and this Statement of Additional Information). However, subject to its permitted investments, any Portfolio may invest in companies that invest in real estate, commodities or commodities contracts.

5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions; this limitation shall not prohibit short sales "against the box".

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a Portfolio security.

7. Purchase securities of other investment companies except as permitted by the 1940 Act, and the rules and regulations thereunder.

8. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

No Portfolio may invest in warrants, except that each of the Capital Appreciation and Emerging Growth Portfolios may invest in warrants in an amount not exceeding 5% of that Portfolio's net assets as valued at the lower of cost or market value. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants not listed on the New York Stock Exchange or the American Stock Exchange.

None of the Capital Appreciation, Emerging Growth, Government, or West Virginia Portfolios may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Portfolio's net assets, and the Money Market Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of its net assets.

No Portfolio may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

No Portfolio may purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result more than 5% of total assets (taken at fair market value) of the Portfolio would be invested in such securities, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or municipal securities which are rated by at least two nationally recognized bond rating services. This restriction shall not apply to investments a Portfolio may make in asset-backed securities and in other investment companies, as described in the Prospectus.

A Portfolio may purchase shares of money market mutual funds, and in the event a Portfolio is registered in the state of California, the Portfolio's investment adviser and any sub-adviser will waive their fees on any portion of the Portfolio's assets invested in such shares. Each Portfolio other than the Money Market Portfolio may also purchase shares of non-money market mutual funds to the extent permitted by applicable state and federal laws and regulations.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

The Trust and One Valley Bank, National Association ("One Valley" or the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Portfolio (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any jurisdiction in which shares of the Portfolios are qualified for offer and sale, the Adviser will bear the amount of such excess.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


For the fiscal years ended January 31, 1994, January 31, 1995 and January 31, 1996, the Portfolios paid the following advisory fee:


===================================================================================================================================
               Portfolio                               Fees Paid (000)                               Fee Waivers (000)
                                       --------------------------------------------------------------------------------------------
                                         1994           1995           1996            1994           1995            1996
-----------------------------------------------------------------------------------------------------------------------------------

Money Market Portfolio                   $0             $45            $92             $32             $160          $138
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio           $38            $414           $632            $41             $202          $231
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Portfolio                $22            $240           $367            $31             $105          $79
-----------------------------------------------------------------------------------------------------------------------------------
Government Portfolio                     $4             $187           $277            $36             $154          $165
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia Portfolio                  $0             $77            $139            $14             $41           $27
===================================================================================================================================



THE SUB-ADVISER

Wellington Management Company ("Wellington Management") serves as investment sub-adviser to the OVB Prime Obligations Portfolio pursuant to a sub-advisory agreement by and among Wellington Management, One Valley and the Trust (the "Sub-Advisory Agreement").


For the fiscal years ended January 31, 1994, January 31, 1995 and January 31, 1996, the Portfolio paid the Sub-Adviser the following sub-advisory fee:



===================================================================================================================================
               Portfolio                                Fees Paid (000)                               Fee Waivers (000)
                                       --------------------------------------------------------------------------------------------
                                           1994               1995         1996          1994               1995           1996
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                     $9                $61           $69            $0                $0            $0
===================================================================================================================================

THE ADMINISTRATOR

SEI Financial Management Corporation serves as administrator (the "Administrator") to the Trust pursuant to an Administration Agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement shall remain in effect for five years and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.


The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

For the fiscal years ended January 31, 1994, January 31, 1995 and January 31, 1996, the Portfolios paid the following administrative fee:


==================================================================================================================================
               Portfolio                                Fees Paid (000)                               Fee Waivers (000)
                                       -------------------------------------------------------------------------------------------
                                         1994              1995          1996          1994            1995            1996
----------------------------------------------------------------------------------------------------------------------------------

Money Market Portfolio                   $25               $163          $184           $0              $0              $0
----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio           $17               $130          $181           $0              $0              $0
----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Portfolio                $17               $100          $100           $0              $0              $0
----------------------------------------------------------------------------------------------------------------------------------
Government Portfolio                     $17               $100          $118           $0              $0              $0
----------------------------------------------------------------------------------------------------------------------------------
West Virginia Portfolio                  $17               $53           $74            $11             $47             $26
==================================================================================================================================


THE DISTRIBUTOR

SEI Financial Services Company serves as distributor to the Trust pursuant to a distribution agreement (the "Distribution Agreement") which applies to both Class A and Class B shares of the Portfolios. The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Portfolio or by the Distributor.

The Trust has adopted a distribution plan for the Class B shares of each Portfolio (the "Class B Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Class B Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust or SEI Financial Services, as that term is defined in the 1940 Act ("Disinterested Trustees"). The Class B Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. In accordance with Rule 12b-1 under the 1940 Act, the Class B Plan may be terminated with respect to any Portfolio by a vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares of that Portfolio. The Class B Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for such purpose, except that any change that would effect a material increase in any distribution fee with respect to a Portfolio requires the approval of that Portfolio's shareholders.

The Class B Distribution Plan provides that the Class B shares of each Portfolio will pay the Distributor a fee of .25% of the average daily net assets which the Distributor can use to compensate/broker dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class B Shareholders or their customers who beneficially own Class B Shares.


For the fiscal years ended January 31, 1994, January 31, 1995 and January 31, 1996, the Class B Portfolios paid the Distributor the following distribution fees:


=====================================================================================================================
                         Portfolio                                              Distribution Fees Paid
                                                          -----------------------------------------------------------
                                                            1994                1995                  1996
---------------------------------------------------------------------------------------------------------------------

Money Market Portfolio                                      $0                   $889               $5,967
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio                              $28                  $919               $2,530
---------------------------------------------------------------------------------------------------------------------
Emerging Growth Portfolio                                   $57                  $1,644             $3,638
---------------------------------------------------------------------------------------------------------------------
Government Portfolio                                        $25                  $958               $1,181
---------------------------------------------------------------------------------------------------------------------
West Virginia Portfolio                                     $146                 $4,335             $7,842
=====================================================================================================================



TRUSTEES AND OFFICERS OF THE TRUST


The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087-1658. Certain officers of the Trust also serve as Trustees and/or officers of The

Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust, each of which is an open-end management investment company.

ROBERT A. NESHER - Trustee* - Date of Birth: 8/17/46. 8 South Street, Kennebunkport, ME 04046. Retired since 1994. Director, Executive Vice President of SEI Corporation (1986-1994). Director and Executive Vice President of SEI and the Administrator and the Distributor (1981-1994).

JOHN T. COONEY - Trustee** - Date of Birth: 1/20/27. 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A. (1989-1992), and MTrust Corp. (1985-1989).

WILLIAM M. DORAN - Trustee* - Date of Birth: 5/26/40. 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP(law firm). Counsel to the Trust, Administrator and Distributor (1990-present). Director and Secretary of SEI.

FRANK E. MORRIS - Trustee** - Date of Birth: 12/30/23. 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College since 1989. President, Federal Reserve Bank of Boston (1968-1988).

ROBERT A. PATTERSON - Trustee** - Date of Birth: 11/5/17. 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp. Member and Treasurer, Board of Trustees of Grove City College.

GENE PETERS - Trustee** - Date of Birth: 6/3/29. 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978.

JAMES M. STOREY - Trustee** - Date of Birth: 4/12/31. Ten Post Office Square South, Boston, MA 02109. Retired since 1993. Formerly Partner of Dechert Price & Rhoads (law firm).

DAVID G. LEE - President, Chief Executive Officer - Date of Birth: 4/16/52. Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991- 1993). President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Date of Birth: 10/18/53. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Date of Birth: 4/15/61. Senior Vice President, General Counsel and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Vice President and Assistant Secretary of the SEI, Administrator and the Distributor (1992- 1994). Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

JEFFREY A. COHEN, CPA - Controller, Chief Financial Officer - Date of Birth:
4/22/61. Vice President, International and Domestic Funds Accounting, SEI Corporation since 1991. Audit Manager, Price Waterhouse prior to 1991.

KATHRYN L. STANTON - Vice President, Assistant Secretary - Date of Birth:
11/18/58. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius (law firm) 1989-1994.

JOSEPH M. LYDON - Vice President, Assistant Secretary - Date of Birth: 9/27/59. Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Advisor, Dreman Value Management and President of Dreman Financial Services, Inc. prior to 1995.

TODD CIPPERMAN - Vice President, Assistant Secretary - Date of Birth: 2/14/66. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm)(1994-1995). Associate, Winston & Strawn (law firm)(1991-1994).

RICHARD W. GRANT - Secretary - Date of Birth: 10/25/45. 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP(law firm), Counsel to SEI, the Trust, Administrator and the Distributor (1990-present).


---------------
 * Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.
** Messrs. Cooney, Morris, Patterson, Peters and Storey serve on the Audit
   Committee of the Trust.


The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended January 31, 1996, the Trust paid the unaffiliated Trustees aggregate fees of approximately $61,924.25.



================================================================================================================================
Name of Person,           Aggregate                 Pension or                Estimated Annual          Total Compensation
Position                  Compensation From         Retirement Benefits       Benefits Upon             From Registrant and
                          Registrant                Accrued as Part of        Retirement                Fund Complex Paid
                                                    Fund Expenses                                       to Trustees for the
                                                                                                        Fiscal Year Ended
                                                                                                        January 31, 19961
--------------------------------------------------------------------------------------------------------------------------------
John T. Cooney,           $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Frank E. Morris,          $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Patterson,      $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Gene Peters, Trustee      $12,384.82                N/A                       N/A                       $12,384.82
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher,         $0                        N/A                       N/A                       $0
Trustee*
--------------------------------------------------------------------------------------------------------------------------------
William M. Doran,         $0                        N/A                       N/A                       $0
Trustee*
--------------------------------------------------------------------------------------------------------------------------------
James M. Storey,          $12,384.82                N/A                       N/A                       $12,384.82
Trustee
================================================================================================================================

1 Total Compensation for service on one board.


* A Trustee who is an "interested person" as defined in the 1940 Act.

COMPUTATION OF YIELD

Money Market Portfolio -- From time to time the Money Market Portfolio may advertise its "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period. This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Money Market Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the some period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:

             Effective Yield = [(Base Period Return + 1)/365/7] - 1.

The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the Money Market Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

Yields are one basis upon which investors may compare the Money Market Portfolio with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.


For the seven-day period ended January 31, 1996, the Money Market Portfolio had a current yield of 5.16% and an effective yield of 5.30% for Class A and a current yield of 4.91% and an effective yield of 5.03% for Class B.

Capital Appreciation, Emerging Growth, Government, and West Virginia Portfolios -- These Portfolios may advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Portfolios refers to the annualized income generated by an investment in the Portfolios over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                        Yield = 2([(a-b)/(cd) + 1]/6/ - 1)

    where     a  =   dividends and interest earned during the period
              b  =   expenses accrued for the period (net of reimbursement)
              c  =   the current daily number of shares outstanding during the
                     period that were entitled to receive dividends
              d  =   the maximum offering price per share on the last day of
                     the period.


For the 30-day period ended January 31, 1996, the Class A Portfolios' yields were 0.26% for the Capital Appreciation Portfolio, 0.00% for the Emerging Growth Portfolio, 5.26% for the Government Portfolio and 4.76% for the West Virginia Portfolio.

For the same 30-day period, the Class B Portfolios' yields were 0.07% for the Capital Appreciation Portfolio, 0.00% for the Emerging Growth Portfolio, 5.01% for the Government Portfolio and 4.51% for the West Virginia Portfolio.


The West Virginia Portfolio may also advertise a "tax-equivalent yield", which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Portfolio will be calculated by adding (a) the portion of the Portfolio's yield that is not tax-exempt and (b) the result obtained by dividing the portion of the Portfolio's yield that is tax-exempt by the difference of one minus a stated income tax rate.


For the 30-day period ended January 31, 1996, the West Virginia Portfolio's tax-equivalent yield was 7.88% for Class A and 7.47% for Class B.


CALCULATION OF TOTAL RETURN

From time to time, the Capital Appreciation, Emerging Growth, Government, and West Virginia Portfolios may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

                                P (1 + T)/n/ = ERV

    where     P      =    a hypothetical initial payment of $1,000
              T      =    average annual total return
              n      =    number of years
              ERV         = ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the designated time period as of the end of such period.

Based on the foregoing, the average annual total return for the Portfolios from inception through January 31, 1996 and for the one, five and ten year periods ended January 31, 1996 were as follows:


=================================================================================================================
       Portfolio                   Class                            Average Annual Total Return
                                                  ---------------------------------------------------------------
                                                    One Year          Five         Ten          Since
                                                                      Year        Year        Inception
-----------------------------------------------------------------------------------------------------------------

Money Market              Class A                   5.65%             N/A          N/A         4.75%
Portfolio
                        -----------------------------------------------------------------------------------------
                          Class B (with             5.39%             N/A          N/A         4.67%
                          12b-1)
-----------------------------------------------------------------------------------------------------------------
Capital                   Class A                   41.31%            N/A          N/A         15.11%
Appreciation
Portfolio
                        -----------------------------------------------------------------------------------------
                          Class B (with             40.88%            N/A          N/A         13.66%
                          12b-1)
-----------------------------------------------------------------------------------------------------------------
Emerging                  Class A                   45.42%            N/A          N/A         6.36%
Growth Portfolio
                        -----------------------------------------------------------------------------------------
                          Class B (with             45.08%            N/A          N/A         6.80%
                          12b-1)
-----------------------------------------------------------------------------------------------------------------
Government                Class A                   18.14%            N/A          N/A         6.41%
Portfolio
                        -----------------------------------------------------------------------------------------
                          Class B (with             17.72%            N/A          N/A         6.21%
                          12b-1)
-----------------------------------------------------------------------------------------------------------------
West Virginia             Class A                   13.66%            N/A          N/A         5.58%
Portfolio
                        -----------------------------------------------------------------------------------------
                          Class B (with             13.26%            N/A          N/A         4.94%
                          12b-1)
=================================================================================================================



PURCHASE AND REDEMPTION OF SHARES

Each Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the

Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

Money Market Portfolio -- The net asset value per share of the Money Market Portfolio is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Money Market Portfolio's use of amortized cost and the maintenance of the Portfolio's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Portfolio. Such procedures include the determination of the extent of deviation, if any, of the Portfolio's current net asset value per share calculated using available market quotations from the Portfolio's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 0.5%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Portfolio must annually distribute at least 90% of its investment company taxable income.

Capital Appreciation, Emerging Growth, Government, and West Virginia Portfolios -- The securities of these Portfolios are valued by the Administrator pursuant to valuations provided by independent pricing services. The pricing services rely primarily on prices of actual market transactions as well as trader quotations. However, a service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The information set forth in the Prospectus and the following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. No attempt has been made to present a detailed explanation of the income tax treatment of any Portfolio or its shareholders. Shareholders and potential purchasers of shares are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

All Portfolios

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Shareholders will be advised annually as to certain federal income tax consequences of distributions made during the year.

It is the policy of each of the Trust's Portfolios to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Trust's Portfolios expects to eliminate or reduce to a nominal amount the federal taxes to which such Portfolio may be subject.

In order to qualify as a regulated investment company each Portfolio must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies; or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; (2) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets held for less than three months (the "Short-Short Limitation"), including stock and securities; options, futures or forward contracts (other than on foreign currencies); or foreign currencies (including options, futures or forward contracts) if not directly related to the Portfolio's principal business of investing in stocks and securities; and (3) diversify its holdings so that at the end of each quarter of each taxable year
(i) at least 50% of the market value of the Portfolio's total assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or securities of any other regulated investment company) or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Portfolios may engage in short-term trading and in certain hedging transactions and may limit the range of the Portfolio's investments. If a Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to shareholders, provided the Portfolio distributes at least (a) 90% of its "investment company taxable income" (generally, net investment income plus net short-term capital gain) and (b) 90% of its net interest exempt income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).


If for any taxable year a Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporated tax rates without any deduction for distributions to its shareholders and all such distributions will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividend received deduction for corporate shareholders.

The Portfolio will be subject to a nondeductible 4% federal excise tax to the extent that it fails to distribute in a calendar year at least the sum of 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital losses) for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year).

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the prior year for tax purposes.

In certain cases, a Portfolio will be required to withhold and remit to the U.S. Treasury, 31% of any taxable dividends, capital gain distributions and redemption proceeds (other than from redemption of shares of the Money Market Portfolio) paid to an individual or certain other non-corporate shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Portfolio that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

A Portfolio's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Portfolio's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Portfolio.

Income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they were held for less than three months. If a Portfolio satisfies certain requirements, then any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. To the extent this treatment is not available, the Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.



Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss which will be long-term if the Share has been held for more than one year and otherwise will be short-term. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Portfolio with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Portfolio which have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.


Additional Information for All Portfolios Concerning State Taxes


A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a regulated investment company for federal income tax purposes. Distributions by the Portfolios to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Portfolios, which may differ from the federal income tax consequences. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions such exemption is available.


Additional Tax Information Concerning the West Virginia Portfolio

As indicated in the Prospectus, the West Virginia Portfolio is designed to provide shareholders with interest income exempt from federal income tax and is not intended to constitute a balanced investment program. Certain recipients of Social Security and railroad retirement benefits may be required to take into account income from the West Virginia Portfolio in determining the taxability of their benefits. In addition, the West Virginia Portfolio may not be an appropriate investment for shareholders that are "substantial users" or persons related to such users of facilities financed by private activity bonds or industrial revenue bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. All shareholders should consult their tax advisors to determine the potential effect of investing in the West Virginia Portfolio, if any, on their liability for federal, state, and local taxes.

If, at the close of each quarter of its taxable year, at least 50% of the value of a Portfolio's total assets consists of securities the interest on which is excludable from gross income, the Portfolio may pay "exempt-interest dividends" to its shareholders. The policy of the West Virginia Portfolio is to pay each year as dividends substantially all of its interest income, net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the West Virginia Portfolio, and designated by the Portfolio as an exempt-interest dividend in a written notice mailed to shareholders within 60 days after the close of such Portfolio's taxable year. However, aggregate exempt-interest dividends for the taxable year may not exceed the net interest from Municipal Securities and other securities exempt from the regular federal income tax received by the Portfolio during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the West Virginia Portfolio during such year, regardless of the period for which the shares were held.

Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they were derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during the taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends.

Issuers of bonds purchased by the West Virginia Portfolio (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with the covenants.

Under the Code, if a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

Any net realized long-term capital gains of the Portfolio will be distributed at least annually. The Portfolio will have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held the Portfolio's shares. Such distributions will be designated as a capital gains dividend in a written notice mailed to shareholders after the close of the Portfolio's taxable year. If a shareholder disposes of shares in the Portfolio at a loss before having held those shares for more than six months, such loss will be treated as a long-term capital loss to the extent the shareholder has received a long-term capital gain distribution on the shares.

Although the West Virginia Portfolio does not expect to earn any investment company taxable income (as defined by the Code), any income earned on taxable investments will be distributed and will be taxable to shareholders as ordinary income. In general, "investment company taxable income" comprises taxable net investment income and net short-term capital gains. The West Virginia Portfolio would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it is anticipated that no such tax will be paid by the Portfolio.

As indicated in the Prospectus, the West Virginia Portfolio may acquire puts with respect to Municipal Securities held in its portfolio. See "Additional Description Of Permitted Investments -- Puts on Municipal Securities" in this Statement of Additional Information. The policy of the Portfolio is to limit acquisitions of puts to those under which an acquiring Portfolio will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Portfolio. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that this Portfolio could acquire under the 1940 Act. Therefore, although the West Virginia Portfolio will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion. If the West Virginia Portfolio were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

Although the West Virginia Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the West Virginia Portfolio and its shareholders under such laws may differ from its treatment under federal income tax laws.

If for any taxable year the West Virginia Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Moreover, upon distribution to shareholders, the Portfolio's income, including Municipal Securities interest income, will be taxable to shareholders to the extent of the Portfolio's current and/or accumulated earnings and profits. For information regarding the risks of investing in West Virginia Securities, see the Prospectus.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser or Sub-Adviser is responsible for placing the orders to execute transactions for a Portfolio. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser or Sub-Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Adviser or Sub-Adviser selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the equivalent of a commission.

The Trust may allocate, out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include: advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service. During the fiscal year ended January 31, 1994, no Portfolio directed transactions to broker-dealers for research services for which commissions were paid.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Portfolio may place orders with broker/dealers which have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or a registered broker/dealer affiliate of the Adviser for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or affiliate of the Adviser by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or payment of certain Trust expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal year ended January 31, 1994, the Portfolios paid the following brokerage commissions:

=============================================================================================================================
          Portfolio         Total Brokerage                 Amount Paid to                  Amount Paid to
                            Commissions                     Distributor                     Affiliates
-----------------------------------------------------------------------------------------------------------------------------
Money Market                    $0                             $0                              $0
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation            $16,825                        $0                              $0
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Emerging Growth                 $9,705                         $0                              $0
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Government Portfolio            $0                             $0                              $0
-----------------------------------------------------------------------------------------------------------------------------
West Virginia                   $0                             $0                              $0
Portfolio
=============================================================================================================================

For the fiscal year ended January 31, 1995, the Portfolios paid the following brokerage commissions:

=============================================================================================================================
          Portfolio              Total Brokerage               Amount Paid to                  Amount Paid to
                                  Commissions                   Distributor                     Affiliates
-----------------------------------------------------------------------------------------------------------------------------
Money Market                         $0                             $0                              $0
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                $218,217                       $0                              $0
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Emerging Growth                     $81,507                        $0                              $2,660
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Government Portfolio                $0                             $0                              $0
-----------------------------------------------------------------------------------------------------------------------------
West Virginia                       $0                             $0                              $0
Portfolio
=============================================================================================================================

For the fiscal year ended January 31, 1996, the Portfolios paid the following brokerage commissions:



=============================================================================================================================
      Portfolio             Total Brokerage                 Amount Paid to                  Amount Paid to
                             Commissions                     Distributor                     Affiliates
-----------------------------------------------------------------------------------------------------------------------------
Money Market                    $0                             $16,878                         $0
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation            $279,453                       $1,206                          $89,877
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Emerging Growth                 $59,915                        $712                            $0
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Government Portfolio            $2,000                         $1,314                          $0
-----------------------------------------------------------------------------------------------------------------------------
West Virginia                   $0                             $0                              $0
Portfolio
=============================================================================================================================

For the fiscal year ended January 31, 1996 the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:



=============================================================================================================================
          Portfolio           Brokerage                    Total Amount of                 % of Directed
                           Commissions for             Transactions involving                Brokerage
                              Research                       Brokerage                 Commissions to Total
                                                           Commissions for                   Brokerage
                                                              Research
-----------------------------------------------------------------------------------------------------------------------------
Money Market                    N/A                            N/A                             N/A
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation            $188,960                       $107,397,598                    67.6%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Emerging Growth                 $17,263                        $6,275,934                      28.8%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Government Portfolio            N/A                            N/A                             N/A
-----------------------------------------------------------------------------------------------------------------------------
West Virginia                   N/A                            N/A                             N/A
Portfolio
=============================================================================================================================

"Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amount of the Trust's shares. At January 31, 1996, the following Portfolios held securities of the Trust's "regular brokers or dealers" as follows: the Capital Appreciation Portfolio held $1,665,625 in equity securities issued by J.P. Morgan, $1,062,405 in repurchase agreements issued by J.P. Morgan and $1,791,563 in equity securities issued by Merrill Lynch, the Emerging Growth Portfolio held $3,535,931 in repurchase agreements issued by Lehman Brothers, the Government Portfolio held $2,002,762 in repurchase agreements issued by Lehman Brothers and the Money Market Portfolio held $3,986,000 in repurchase agreements issued by Aubrey Lanston, 3,000,000 in certificates of deposits issued by Chase Manhattan, $998,733 in commercial paper issued by General Electric Capital, $994,107 in commercial paper issued by Goldman Sachs, $2,000,000 in certificates of deposit issued by National Westminster, $989,539 in commercial paper issued by National Westminster, $2,935,990 in commercial paper issued by NationsBank, $3,982,930 in commercial paper issued by Norwest Financial and $3,992,373 in commercial paper issued by Sears Roebuck.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of the Portfolios, and to divide or redivide any unissued shares of the Trust into one or more additional series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's shares will be fully paid and non-assessable, subject only to the possibility of shareholder liability described in the following section. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. In the event of a liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets available for distribution belonging to that Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution. Certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS


As of March 1, 1996, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believe that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

MONEY MARKET PORTFOLIO CLASS-A: Kaw & Co, P.O. Box 1793, Attn: Securities Cage, Charleston, WV 25326, 100%.

MONEY MARKET PORTFOLIO CLASS-B: One Valley Bank, P.O. Box 1793, Attn: P. Taylor, Charleston, WV 25326, 28.80%; Stuart Calwell, 854 Edgewood Drive, Charleston,
WV 25302, 14.87%; Paul G. Taylor, 403 East Rd., Apt. 10, Martinsburg, WV 25401-4976, 9.78%; Thomas G. McMillan, 1717 Louden Heights Rd., Charleston, WV 25314-1505, 8.62%.

CAPITAL APPRECIATION PORTFOLIO CLASS-A: Kaw & Co, P.O. Box 1793, Attn:
Securities Cage, Charleston, WV 25326, 100%.

CAPITAL APPRECIATION PORTFOLIO CLASS-B: Stephan R. Maxwell, Attn: Teresa Lightner, P.O. Box 1793, Charleston, WV 25326-1793, 12.76%.

EMERGING GROWTH PORTFOLIO CLASS-A: Kaw & Co, P.O. Box 1793, Attn: Securities Cage, Charleston, WV 25326, 100%.

EMERGING GROWTH PORTFOLIO CLASS-B: Stephan R. Maxwell, Attn: Teresa Lightner, P.O. Box 1793, Charleston, WV 25326-1793, 6.17%; John T. Chambers, c/o Susan Singletary, One Valley Bank, P.O. Box 1793, Charleston, WV 25326, 5.19%.

GOVERNMENT PORTFOLIO CLASS-A: Kaw & Co, P.O. Box 1793, Attn: Securities Cage, Charleston, WV 25326, 100%.

GOVERNMENT PORTFOLIO CLASS-B: Eagle Trust Company, Custodian for IRA of Darwin
E. Titchenell, Rt.2, Box 394, Albright, WV 26519, 16.93%; Claudia L. & Jack L. Workman TTEE. FBO Workman Developments Inc. MPP, c/o Susan Singletary, One Valley Bank, P.O. Box 1793, Charleston, WV 25326, 16.15%; Donald P. Krisher, Jr. & C. Ann Krisher JTTEN, c/o Susan Singletary, One Valley Bank, P.O. Box 1793, Charleston, WV 25326, 6.75%.

WEST VIRGINIA PORTFOLIO CLASS-A: Kaw & Co, P.O. Box 1793, Attn: Securities Cage, Charleston, WV 25326, 100%.

WEST VIRGINIA PORTFOLIO CLASS-B: William A. Rice, Jr. & Ellen Crites Rice JTTEN, c/o One Valley Bank, Attn: Teresa Lightner, P.O. Box 1793, Charleston, WV 25326, 6.66%; Edward Cassab, c/o Susan Singletary, One Valley Bank, P.O. Box 1793, Charleston, WV 25326, 5.00%.


EXPERTS

The financial statements in this Statement of Additional Information have been examined by Price Waterhouse LLP, independent accountants, as indicated in their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.


FINANCIAL STATEMENTS


Following are the audited financial statements of the Portfolios for the fiscal year ended January 31, 1996, and the Report of Independent Accountants of Price Waterhouse LLP dated March 8, 1996, relating to the financial statements, including the financial highlights of the Portfolios.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OVB PRIME OBLIGATIONS,
OVB WEST VIRGINIA TAX-EXEMPT INCOME,
OVB GOVERNMENT SECURITIES,
OVB EMERGING GROWTH AND
OVB CAPITAL APPRECIATION PORTFOLIOS OF THE ARBOR FUND

          In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the OVB Prime Obligations, OVB West Virginia Tax-Exempt Income, OVB Government Securities, OVB Emerging Growth and OVB Capital Appreciation Portfolios of The Arbor Fund (hereafter referred to as the "Fund") at January 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

          PRICE WATERHOUSE LLP
          Philadelphia, PA
          March 8, 1996

                                                                     [LOGO]
                                                            JANUARY 31, 1996

STATEMENT OF NET ASSETS

THE OVB FUNDS PRIME
OBLIGATIONS PORTFOLIO




                                [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:

Commercial Paper                          48%
U.S. Government Agency Obligations         9%
Floating Rate Instruments                 15%
Banker's Acceptances                       3%
Certificates of Deposit/Bank Notes        21%
Repurchase Agreement                       4%


% of Total Portfolio Investments

-------------------------------------------------------------------------------
                                    FACE AMT.    VALUE
DESCRIPTION                           (000)      (000)
-------------------------------------------------------------------------------

COMMERCIAL PAPER--49.8%
   BCI Funding
     5.710%, 02/16/96               $3,000    $ 2,993
   Banque National de Paris
     5.510%, 05/21/96                3,000      2,949
   Canadian Wheat Board
     5.670%, 03/04/96                3,000      2,985
   Chevron Transport
     5.520%, 04/17/96                4,400      4,349
   Ciesco
     5.580%, 03/08/96                1,000        994
   ESC Securitization
     5.720%, 02/02/96                3,000      2,999
   General Electric Capital
     5.700%, 02/09/96                1,000        999
   Goldman Sachs Group
     5.440%, 03/11/96                1,000        994
   Kredietbank
     5.740%, 02/05/96                2,000      1,999
   National Westminster Bank
     5.380%, 04/11/96                1,000        989


-------------------------------------------------------------------------------
                                  FACE AMT.    VALUE
DESCRIPTION                         (000)      (000)
-------------------------------------------------------------------------------

COMMERCIAL PAPER (CONTINUED)
   NationsBank
     5.190%, 06/28/96               $3,000    $ 2,936
   Norwest
     5.690%, 02/28/96                4,000      3,983
   Quebec Province
     5.080%, 07/17/96                3,200      3,125
   Sears Roebuck Acceptance
     5.720%, 02/13/96                4,000      3,992
   Toshiba America
     5.400%, 04/02/96                3,000      2,973
   Westpac Banking
     5.530%, 04/30/96                3,000      2,959
   Zeneca Wilmington
     5.350%, 04/17/96                3,000      2,966

-------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER (COST $45,184,000)   45,184
-------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--9.3%
   FNMA
     5.530%, 05/10/96                2,500      2,463
     5.340%, 02/06/96 (A)            6,000      6,000

-------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST $8,463,000)                            8,463
-------------------------------------------------------------------------------

FLOATING RATE INSTRUMENTS --15.4%
   First Bank of South Dakota
     5.605%, 02/21/96 (A)            3,000      3,000
   General Electric
     5.867%, 02/22/96 (A)            2,000      2,001
   People's Security Funding Agreement
     6.090%, 04/30/96 (A)            3,000      3,000
   PNC Bank
     5.549%, 02/06/96 (A)            3,000      2,998
   SMM Trust 1995-N
     5.925%, 02/15/96 (A)            1,000      1,000
   SMM Trust 1995-1
     5.582%, 02/29/96 (A)            2,000      2,000

-------------------------------------------------------------------------------
   TOTAL FLOATING RATE INSTRUMENTS
   (COST $13,999,000)                          13,999
-------------------------------------------------------------------------------

BANKER'S ACCEPTANCES--2.7%
   First National Bank of Boston
     5.310%, 03/29/96                1,500      1,488
     5.200%, 06/10/96                1,000        981

-------------------------------------------------------------------------------
   TOTAL BANKER'S ACCEPTANCES (COST $2,469,000) 2,469
-------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS PRIME
OBLIGATIONS PORTFOLIO (CONTINUED)

-------------------------------------------------------------------------------
                                  FACE AMT.    VALUE
DESCRIPTION                         (000)      (000)
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT/BANK NOTES--22.0%
   BankAmerica
     5.270%, 06/25/96               $3,000    $ 3,000
   Bank of Hawaii
     5.570%, 11/06/96                3,000      3,003
   Bank of New York
     5.520%, 05/22/96                3,000      2,999
   Bank of Tokyo Limited
     5.590%, 03/12/96                3,000      3,000
   Chase Manhattan
     5.770%, 04/15/96                3,000      3,000
   First of America Bank
     5.375%, 05/17/96                3,000      3,000
   National Westminster Bank
     5.760%, 02/22/96                2,000      2,000

-------------------------------------------------------------------------------
   TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES
   (COST $20,002,000)                          20,002
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT--4.4%
   Aubrey Lanston 5.90%, dated
     01/31/96, matures 02/01/96,
     repurchase price $3,986,653
     (collateralized by U.S.
     Treasury Note, par value
     $3,950,000, 6.875%, matures
     10/31/96, market value
     $4,069,117)                     3,986      3,986

-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
   (COST $3,986,000)                            3,986
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--103.6%
   (COST $94,103,000)                          94,103
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                                    (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--(3.6%)
   Other Assets and Liabilities, Net          $(3,289)

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES          (3,289)
-------------------------------------------------------------------------------

NET ASSETS                                     90,814
-------------------------------------------------------------------------------

NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on 84,667,179
     outstanding shares of beneficial
     interest                                  84,667
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 6,154,655
     outstanding shares of beneficial
     interest                                   6,155
   Accumulated net realized loss on
     investments                                   (8)

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                    $90,814
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A           $1.00
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B           $1.00

-------------------------------------------------------------------------------
(A) Floating Rate Instrument. Rate reflected on the Statement of Net Assets is the rate in effect on January 31, 1996.
FNMA    Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

                                                                    [LOGO]
                                                           JANUARY 31, 1996
THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO


                                [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:


Municipal Bonds          96%
Money Markets             4%


% of Total Portfolio Investments


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS--94.7%
   West Virginia--91.3%
     Beckley, Industrial Development,
       Beckley Water Project, RB
       7.000%, 10/01/17             $  400     $  436
     Beckley, Sewage System
       Refunding, RB
       6.750%, 10/01/25                400        424
     Berkeley County, Board of
       Education, GO, BIG
       7.375%, 04/01/03                 75         89
     Berkeley County, Board of
       Education, GO, FGIC
       4.500%, 06/01/09                180        171
     Berkeley County, GO, FGIC
       4.125%, 06/01/10                600        539
     Bluefield, Sewer, RB, MBIA
       5.600%, 10/01/97                 10         10
     Brooke County, Board of
       Education, GO, AMBAC
       8.800%, 08/01/97                 45         48
       9.000%, 08/01/98                 15         17
       8.500%, 08/01/99                 75         86


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Brooke Pleasant, Tyler Wetzel
       County, Single Family
       Mortgage, RB
       5.000%, 08/15/10             $  700     $  692
     Cabell County, Board of
       Education, GO, MBIA
       6.500%, 05/01/03                150        169
       6.600%, 05/01/04                150        172
     Cabell, Putnam & Wayne, Single
       Family Residence Mortgage,
       RB, FGIC
       7.375%, 04/01/11                320        388
     Charleston, GO
       5.700%, 06/01/96                 15         15
     Charleston, New Public Housing
       Authority, RB
       5.000%, 02/01/99                 15         15
     Charleston, Parking Facility
       Improvements, RB
       6.000%, 06/01/13                880        901
     Charleston, Parking Facility
       Improvements, Ser A
       7.000%, 06/01/16              1,080      1,195
     Clarksburg, Water Refunding
       Improvement, RB
       6.100%, 09/01/04                 75         82
       6.200%, 09/01/05                 75         82
     Fayette County, Board of
       Education, GO
       5.500%, 12/01/01                 20         21
     Fayette County, Pollution Control,
       Union Carbide Project, RB
       5.200%, 02/01/98                 40         40
     Grant County, Grant Memorial
       Hospital Project, RB, Ser C
       7.300%, 10/01/19                200        216
     Harrison County, Board of
       Education, GO, FGIC
       6.200%, 05/01/04                150        166
       6.400%, 05/01/07                175        198
     Harrison County, Solid Waste
       Disposal, Monongahela Power
       Company, RB, Ser A
       6.875%, 04/15/22              1,500      1,650
     Harrison County, Solid Waste
       Disposal, Potomac Edison
       Project, Ser B, AMBAC
       6.250%, 05/01/23                400        416

                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONTINUED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Harrison County, Solid Waste
       Disposal, RB, MBIA
       6.300%, 05/01/23             $  200     $  210
     Harrison County, Solid Waste
       Disposal, West Penn Power
       Harrison Project, Ser B, AMT
       6.300%, 05/01/23                300        313
     Harrison County, Special
       Obligation Refunding,
       Ser A, GO
       6.350%, 05/15/04                 95        107
     Harrison County, United Hospital
       Center,  AMBAC
       4.550%, 04/01/02                500        503
     Jackson County, Residential
       Mortgage, RB, FGIC
       7.375%, 06/01/10                 55         65
     Kanawha County, Building
       Commission, Charleston Area
       Medical Center Project,
       Ser A, RB, AMBAC
       7.500%, 11/01/08                150        171
     Kanawha County, Building
       Commission, Charleston Area
       Medical Center Project,
       Ser A, RB, MBIA
       7.100%, 06/01/13                 30         32
     Kanawha County, Building
       Commission, Charleston Area
       Medical Center Project, RB
       6.250%, 12/01/98                 70         73
     Kanawha County, Residential
       Mortgage, RB, FGIC
       7.375%, 09/01/10                305        360
       7.375%, 09/01/11                 45         54
     Kanawha County, Single Family
       Mortgage, RB, FGIC
       7.100%, 12/01/99                 15         17
       7.300%, 12/01/04                120        142
       7.400%, 12/01/10                 30         36
     Kanawha, Mercer & Nicholas
       Counties, Single Family
       Mortgage, RB, Prerefunded
       02/01/14 @ 89.8452
       Zero Coupon, 02/01/15         2,000        638
     Kanawha, Putnam County
       Huntington/Charleston,
       Single Family Mortgage,
       Ser A Zero Coupon, 12/01/16     800        243


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Logan County, Logan County
       Health Care
       8.000%, 12/01/16             $  690     $  876
     Marion County, Single Family
       Mortgage, RB, FGIC
       7.100%, 08/01/99                 20         22
       7.375%, 08/01/11                 25         30
     Marshall County, Pollution
       Control, Ohio Power Project,
       Ser B, RB, MBIA
       5.450%, 07/01/14                500        503
     Marshall County, Pollution
       Control, Ohio Power Project,
       Ser C, RB, MBIA
       6.850%, 06/01/22                600        656
     Marshall County, Special
       Obligation Refunding, GO
       6.500%, 05/15/10                205        221
     Mason County, Pollution Control,
       Ohio Power Project, Ser B,
       RB, AMBAC
       5.450%, 12/01/16              1,220      1,222
     Mason County, Single Family
       Mortgage, Principal Custody
       Receipts, RB, FGIC
       5.000%, 08/01/11                335        326
     Mason County, Single Family
       Mortgage, RB, FGIC
       7.400%, 08/01/11                608        730
     Mercer County, Single Family
       Mortgage, RB
       6.700%, 08/01/96                 10         10
     Mingo County, Board of
       Education, GO, AMBAC
       9.700%, 10/01/97                 60         66
     Monongalia County, Board o
       Education, GO, MBIA
       7.000%, 04/01/03                150        173
     Monongalia County, Single
       Family Mortgage, RB
       7.200%, 03/01/11                150        150
     Morgantown, Building Commission
       Municipal Lease, RB, MBIA
       5.750%, 01/01/19                250        257
     Morgantown, Water RB
       5.750%, 08/01/96                 30         30
     Morgantown, Waterworks Project,
       RB, BIG
       8.100%, 10/01/97                 45         48

                                                                         [LOGO]
                                                               JANUARY 31, 1996
THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME (CONTINUED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Ohio County, Board of
       Education, GO, MBIA
       5.250%, 06/01/16             $  160     $  161
       5.250%, 06/01/17                125        126
     Parkersburg, Sewer Authority,
       RB, MBIA
       5.750%, 06/01/00                115        118
     Parkersburg, Water Refunding,
       RB, MBIA
       7.375%, 09/01/06                 35         36
     Pea Ridge, Public Service
       District Sewer, Ser 1994,
       AMBAC
       7.000%, 05/01/20                210        236
     Pleasants County, Pollution
       Control, Monongahela Power,
       Ser C, RB, AMBAC
       6.150%, 05/01/15                500        530
     Pleasants County, Pollution
       Control, Potomac Edison,
       RB, AMBAC
       6.150%, 05/01/15                500        530
     Pleasants County, Pollution
       Control, West Penn Power,
       RB, AMBAC
       6.150%, 05/01/15                500        530
     Putnam County, Pollution
       Control Revenue, Appalachian
       Power Project, Ser D,
       RB, AMBAC
       5.450%, 06/01/19                800        801
     Raleigh County, Board of
       Education, GO, MBIA
       8.000%, 04/01/97                 15         16
       8.200%, 04/01/97                 30         32
       8.375%, 04/01/98                 75         82
     Raleigh County, Commercial
       Development
       6.850%, 06/01/10              1,045      1,057
     Raleigh County, Parkway
       Economic Development &
       Tourism Authority,
       Tamarach Project, Ser 1994
       6.600%, 06/01/05                480        532
     Raleigh, Fayette & Nicholas
       Counties, Special Obligation
       Bonds
       6.150%, 08/01/03                100        111
       6.250%, 08/01/11                195        220
     South Charleston, GO
       5.700%, 09/01/97                 20         21
     South Charleston, Herbert J.
       Thomas Memorial Hospital
       Project, RB
       8.000%, 10/01/04                 75         84
     South Charleston, Herbert J.
       Thomas Memorial Hospital
       Project, Ser A, MBIA
       5.500%, 10/01/09                 80         81


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     Wayne County, Board of
       Education, GO
       3.700%, 06/01/96             $  150     $  150
     Wayne County, GO, AMBAC
       8.000%, 06/01/99                 75         84
     Webster County, Multifamily
       Housing, Circlebrook
       Project, Ser A
       6.500%, 04/01/18                800        835
     Weirton, Medical Center Project,
       Ser A, RB, AMBAC
       5.750%, 12/01/04                150        158
     West Virginia State Board of
       Regents, RB, MBIA
       5.900%, 04/01/04                 60         66
       6.000%, 04/01/04                115        124
     West Virginia State Board of
       Regents, RB, Ser A
       5.750%, 04/01/96                 20         20
       7.750%, 04/01/03                 30         31
     West Virginia State Board of
       Regents, RB, Ser B, MBIA
       7.250%, 04/01/03                 50         56
     West Virginia State College,
       RB, AMBAC
       5.875%, 04/01/05                150        162
       6.000%, 04/01/06                 75         81
       6.000%, 04/01/07                 75         81
       6.000%, 04/01/12                640        671
     West Virginia State Economic
       Development Tourism Authority,
       Ser B, FGIC
       4.625%, 07/01/19                300        311
     West Virginia State Hospital
       Finance Authority, Charleston
       Area Medical Center Project,
       Ser A, Prerefunded 06/01/96
       @ 102
       6.500%, 09/01/23              2,025      2,136
     West Virginia State Hospital
       Finance Authority, West
       Virginia University
       Hospital Project, MBIA
       7.125%, 06/01/06                 95         98
       7.200%, 06/01/16                 75         77
     West Virginia State Hospital
       Finance Authority, Cabell
       County Project
       7.875%, 01/01/19                200        224
     West Virginia State Housing
       Development Fund, Ser E
       6.250%, 11/01/12                150        156

                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONTINUED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     West Virginia State Parkways,
       Economic Development &
       Tourism Authority, FGIC
       4.800%, 05/15/00             $  150     $  152
       Zero Coupon, 07/01/03           250        178
       Zero Coupon, 05/15/07           500        284
       5.800%, 05/15/13                140        145
     West Virginia State School
       Building Authority, Capital
       Improvement, RB, Ser B, MBIA
       5.750%, 07/01/15                300        306
       6.750%, 07/01/17                475        507
     West Virginia State School
       Building Authority, RB, MBIA
       5.250%, 07/01/99                200        208
       6.250%, 07/01/01                500        548
       6.950%, 07/01/03                200        222
       7.250%, 07/01/15                560        640
     West Virginia State University
       Revenue Project, RB, AMBAC
       6.000%, 04/01/12                200        211
     West Virginia State Water
       Development Authority, Ser A
       7.000%, 11/01/26                270        277
       7.700%, 11/01/29                225        263
     West Virginia State Water
       Development Authority
       Ser A-I, FSA
       5.250%, 11/01/21                795        767
     West Virginia State Water
       Development Authority Loan
       Program, Ser A
       7.000%, 11/01/11                150        165
     West Virginia State Water
       Development Authority Loan
       Program II, Ser A
       7.300%, 11/01/11                 70         82
       7.400%, 11/01/19                 70         82
     West Virginia State Water
       Development Authority Loan
       Program II, Ser A, FSA
       5.500%, 11/01/23                625        623
     West Virginia State Water
       Development Authority Loan
       Program II, Ser A-II
       5.000%, 11/01/18                550        518


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     West Virginia State Water
       Development Authority Loan
       Program II, Ser A-II, FSA
       6.050%, 11/01/13             $  150     $  154
     West Virginia State Water
       Development Authority Loan
       Program, Capital Guaranty
       Custodial Receipts
       7.500%, 11/01/29                500        569
     West Virginia State Water
       Development Authority, Sewer
       System Loan Program
       7.100%, 11/01/09                200        240
     West Virginia State, Building
       Commission Lease, Regional
       Jail & Correction Facility
       Project, Ser A, RB, MBIA
       6.300%, 07/01/98                200        211
     West Virginia State, Building
       Commission Lease, West Virginia
       Regional Jail & Correction
       Project, Ser A, MBIA
       6.500%, 07/01/00                105        114
     West Virginia State, GO
       5.750%, 11/01/96                 15         15
       5.250%, 06/01/97                 20         20
       5.700%, 06/01/98                 75         76
       6.000%, 06/01/98                 15         15
       4.000%, 02/01/99                 15         15
       6.000%, 06/01/02                180        183
     West Virginia State, GO, Ser A
       5.400%, 02/01/01                300        316
     West Virginia State, Housing
       Development Authority, Ser A
       5.450%, 11/01/21                150        143
     West Virginia State, Housing
       Development Fund
       6.600%, 07/01/96                 20         20
       6.100%, 11/01/99                 15         15
       6.000%, 12/15/08                 90         93
       6.000%, 12/15/09                 90         92
     West Virginia State, Housing
       Development Fund, BIG
       7.375%, 11/01/05                 75         78

                                                                         [LOGO]
                                                               JANUARY 31, 1996
THE OVB FUNDS WEST VIRGINIA
TAX-EXEMPT INCOME PORTFOLIO (CONCLUDED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
   West Virginia (continued)
     West Virginia State, Housing
       Development Fund, Ser A
       6.700%, 05/01/08             $   30     $   32
       6.700%, 11/01/08                 40         42
       6.700%, 05/01/09                 40         42
       6.700%, 11/01/09                 45         47
     West Virginia State, Housing
       Development Fund, Ser A,
       AMBAC
       5.500%, 11/01/11                 80         79
     West Virginia State, Housing
       Development Fund, Ser E
       6.350%, 05/01/24                205        211
     West Virginia State, Resource
       Recovery, BIG, Prerefunded
       06/01/96 @ 102
       8.250%, 06/01/09                 50         52
     West Virginia Water Development
       Authority, RB, Ser A
       7.000%, 11/01/26                200        205
     West Virginia Water Development
       Loan Program II, Ser A, FSA
       5.750%, 11/01/29                150        153
     Wetzel County, Board of
       Education, GO, MBIA
       7.000%, 05/01/04                 75         88
     Wheeling, Waterworks & Sewage
       System, Ser B, FGIC
       6.450%, 12/01/07                150        165
       6.650%, 12/01/15                300        320
     Wood County, Saint Josephs
       Hospital, Parkesburg Project,
       RB, AMBAC
       6.500%, 01/01/98                 50         51

-------------------------------------------------------------------------------
   TOTAL WEST VIRGINIA                         37,381
-------------------------------------------------------------------------------

   Puerto Rico--3.4%
     Commonwealth of Puerto Rico,
       GO, AMBAC
       5.850%, 07/01/15                830        858
     Commonwealth of Puerto Rico,
       GO, MBIA
       5.500%, 07/01/09                500        520

-------------------------------------------------------------------------------
   TOTAL PUERTO RICO                            1,378
-------------------------------------------------------------------------------

   TOTAL MUNICIPAL BONDS (COST $37,556,000)    38,759
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                     SHARES    VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
MONEY MARKET--4.3%
     SEI Tax Exempt Trust Tax
       Free Portfolio                1,742$     1,742

-------------------------------------------------------------------------------
   TOTAL MONEY MARKET (COST $1,742,000)         1,742
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--99.0%
     (COST $39,298,000)                        40,501
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES--1.0%
   Other Assets and Liabilities, Net              422

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             422
-------------------------------------------------------------------------------

NET ASSETS                                     40,923
-------------------------------------------------------------------------------

NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no par
     value) based on 3,618,960 outstanding
     shares of beneficial interest             35,703
   Portfolio shares of Class B (unlimited
     authorization--no par value) based on
     426,442 outstanding shares of
     beneficial interest                        4,181
   Accumulated net realized loss on
     investments                                (164)
   Net unrealized appreciation on
     investments                                1,203

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                   $40,923
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A         $10.12
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B         $10.11

-------------------------------------------------------------------------------
AMT      Alternative Minimum Tax
AMBAC    American Municipal Bond Assurance Company
BIG      Bond Investors Guaranty
FGIC     Financial Guaranty Insurance Company
FSA      Financial Security Assurance
GO       General Obligation
MBIA     Municipal Bond Insurance Association
RB       Revenue Bond
Ser      Series

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS

THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO


                                                     [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:


U.S. Government Agency Obligations         57%
U.S. Treasury Obligations                  29%
Municipal Bonds                             6%
Corporate Obligations                       1%
Common Stocks                               4%
Repurchase Agreement                        3%


% of Total Portfolio Investments



-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--56.5%
   FFCB
     5.690%, 03/03/00               $  831     $  838
     7.950%, 04/01/02                  416        426
     8.400%, 12/01/05                  623        739
   FFCB MTN
     5.800%, 12/18/00                  400        400
     6.150%, 03/03/03                  416        429
     6.900%, 09/08/15                  500        534
   FHLB
     8.100%, 03/25/96                  850        854
     7.810%, 07/17/96                  500        506
     8.000%, 07/25/96                  625        634
     7.700%, 08/26/96                  175        177
     7.915%, 01/17/97                  500        513
     6.520%, 05/23/97                  400        407
     8.030%, 12/19/97                  300        315
     8.020%, 08/14/98                  415        442
     7.040%, 05/24/99                  500        526
     8.375%, 10/25/99                  310        341


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
   FHLB (continued)
     7.780%, 10/19/01               $  500     $  552
     7.540%, 02/07/02                  100        100
     6.380%, 04/29/03                1,660      1,663
     5.440%, 10/15/03                  415        405
     6.410%, 12/29/03                  500        500
     7.310%, 06/16/04                  400        438
     8.090%, 12/28/04                  400        460
     8.125%, 03/07/05                1,000      1,076
     6.345%, 11/01/05                  500        517
     7.760%, 11/21/06                  500        571
     7.930%, 02/12/10                1,000      1,185
     8.000%, 08/16/10                1,000      1,010
   FHLB MTN
     6.880%, 04/26/00                  500        525
     5.990%, 10/01/03                  500        495
     8.160%, 10/01/04                  450        482
   FHLMC
     6.485%, 10/03/05                  500        523
     6.590%, 12/09/08                1,000        997
     8.640%, 10/14/09                  400        433
     8.000%, 03/24/10                  500        536
   Financing Corporation
     8.600%, 09/26/19                  500        629
   Financing Corporation STRIPS
     Zero Coupon, 04/05/11            2000        758
   FLB
     7.950%, 10/21/96                   83         85
   FNMA
     8.875%, 07/10/01                  415        421
     7.900%, 04/10/02                  400        409
     6.200%, 07/10/03                  500        500
     6.320%, 12/23/03                  400        403
     8.250%, 10/12/04                  500        536
     6.350%, 06/10/05                1,000      1,036
   Housing Urban Development 94a
     Abilene, Taxable, Callable
     08/01/03 @ 100
     7.180%, 08/01/13                  160        168
   Housing Urban Development 94a
     Barberton, Taxable, Callable
     08/01/03 @ 100
     7.180%, 08/01/13                  520        543
   Housing Urban Development 94a
     Egg Harbor, Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  160        167
     7.180%, 08/01/13                  220        230
   Housing Urban Development 94a-I
     Montgomery County, Taxable,
     Callable 08/01/03 @ 100
     6.930%, 08/01/08                   55         58

                                                                     [LOGO]
                                                           JANUARY 31, 1996
THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO (CONTINUED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    Housing Urban Development 94a
     Ocean Shores, Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08               $  225     $  233
   Housing Urban Development 94a
     Pohatcong, Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  240        249
   Housing Urban Development 94a
     Providence, Taxable, Callable
     08/01/03 @ 100
     6.930%, 08/01/08                  130        135
   Housing Urban Development 94a
     Roanoke, Taxable, Callable
     08/01/03 @ 100
     7.180%, 08/01/13                  100        104
   Housing Urban Development 92a
     Scranton, Taxable, Callable
     08/01/02 @ 100
     7.800%, 08/01/10                  400        439
   Housing Urban Development 94a
     Tacoma, Taxable, Callable
     08/01/03 @ 100
     7.080%, 08/01/11                  365        374
   Private Export Funding
     7.300%, 01/31/02                2,100      2,278
     7.950%, 11/01/06                1,500      1,699
   TVA
     6.250%, 08/01/99                  416        425
     8.375%, 10/01/99                  831        915
     7.450%, 10/15/01                  831        884
     6.875%, 01/15/02                  500        516

-------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST $33,257,000)                          34,743
-------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS--28.4%
   U.S.Treasury Bonds
     8.250%, 05/15/05                   83         92
     9.375%, 02/15/06                  125        161
     8.375%, 08/15/08                  950      1,111
     8.750%, 11/15/08                  125        149
     9.125%, 05/15/09                  125        153
     7.250%, 05/15/16                1,000      1,133
     7.500%, 11/15/16                  750        873
     6.250%, 08/15/23                  300        305
     7.500%, 11/15/24                  500        595
   U.S.Treasury Notes
     6.875%, 03/31/97                  416        425
     8.500%, 07/15/97                  416        437
     7.000%, 04/15/99                  831        877
     7.750%, 01/31/00                  800        873


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (CONTINUED)
  U.S. Treasury Notes (continued)
     5.500%, 04/15/00               $  831    $   842
     8.750%, 08/15/00                  416        474
     8.000%, 05/15/01                  831        934
     7.500%, 11/15/01                  623        689
     7.500%, 05/15/02                  831        924
     6.375%, 08/15/02                  831        875
     6.250%, 02/15/03                  416        435
     7.875%, 11/15/04                1,000      1,156
     7.625%, 02/15/07                2,000      2,203
   U.S.Treasury STRIPS
     Zero Coupon, 08/15/05           1,000        583
     Zero Coupon, 11/15/18           2,500        604
     Zero Coupon, 02/15/25           3,000        518

-------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
   (COST $16,384,000)                          17,421
-------------------------------------------------------------------------------

MUNICIPAL BONDS--5.6%
   Berkeley County, WV Lease Revenue
     Bond for IRS Computer Center
     Facility Project, Series 1994,
     Taxable
     7.900%, 07/15/03                  640        700
   Chicago Heights, IL Series B,
     Taxable GO, Callable 12/01/12
     @ 100
     7.550%, 12/01/13                1,000      1,087
   Fairview, MN Hospital & Health
     Care Services, Series B,
     Refunding Taxable, MBIA
     7.000%, 11/15/15                  300        319
   Henry County, GA Water & Sewer
     Authority, Series B, Revenue
     Refunding Taxable, AMBAC
     6.000%, 02/01/04                  250        246
     6.000%, 02/01/05                  220        215
   Las Vegas, NV Taxable GO-Taxable
     Fremont Street Project, Callable
     07/01/03 @ 101, FGIC
     7.200%, 07/01/15                  500        538
   San Bernardino County, CA COP,
     Taxable, Prerefunded 03/01/04
     @ 102
     8.500%, 03/01/14                  275        319

-------------------------------------------------------------------------------
   TOTAL MUNICIPAL BONDS (COST $3,266,000)      3,424
-------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS GOVERNMENT
SECURITIES PORTFOLIO (CONCLUDED)


-------------------------------------------------------------------------------
                                    FACE AMT./
                                     SHARES     VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--0.8%
     General Electric Capital MTN
       6.020%, 12/15/03                500     $  503

-------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS
     (COST $500,000)                              503
-------------------------------------------------------------------------------

COMMON STOCK--4.2%
   Electric Services--3.9%
     Allegheny Power System          8,300        251
     American Electric Power         6,200        274
     CMS Energy                     10,000        311
     Dominion Resources of Virginia  6,200        266
     Duke Power                      5,000        249
     FPL Group                       4,200        195
     LG&E                           10,000        431
     Public Service of Colorado      6,200        223
     Union Electric Power            4,200        179

-------------------------------------------------------------------------------
   TOTAL ELECTRIC SERVICES                      2,379
-------------------------------------------------------------------------------

   Telephone Communications--0.3%
     SBC Telecommunications          3,300        187

-------------------------------------------------------------------------------
   TOTAL TELEPHONE COMMUNICATIONS                 187
-------------------------------------------------------------------------------

   TOTAL COMMON STOCK (COST $2,293,000)         2,566
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT--3.3%
   Lehman Brothers
     5.93%, dated 01/31/96, matures
     02/01/96, repurchase price
     $2,003,123 (collateralized by
     U.S. Treasury Note, par value
     $2,005,000, 5.50%, matures
     11/15/98, market value
     $2,045,651)                   $ 2,003      2,003

-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
     (COST $2,003,000)                          2,003
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--98.8%
     (COST $57,703,000)                        60,660
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES--1.2%
   Other Assets and Liabilities, Net              735

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             735
-------------------------------------------------------------------------------

NET ASSETS                                     61,395
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                                     (000)
-------------------------------------------------------------------------------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no par
     value) based on 5,935,452 outstanding
     shares of beneficial interest            $57,395
   Portfolio shares of Class B (unlimited
     authorization--no par value) based on
     114,903 outstanding shares of beneficial
     interest                                   1,121
   Accumulated net realized loss on
     investments                                 (78)
   Net unrealized appreciation on
     investments                                2,957

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                   $61,395
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A         $10.15
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B         $10.15

-------------------------------------------------------------------------------
AMBAC   American Municipal Bond Assurance Company
COP     Certificate of Participation
FFCB    Federal Farm Credit Bank
FGIC    Financial Guaranty Insurance Company
FHLB    Federal Home Loan Bank
FHLMC   Federal Home Loan Mortgage Corporation
FLB     Federal Land Bank
FNMA    Federal National Mortgage Association
GO      General Obligation
MBIA    Municipal Bond Insurance Association
MTN     Medium-Term Note
STRIPS  Separate Trading of Registered Interest and Principal of Securities
TVA     Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                               JANUARY 31, 1996
THE OVB FUNDS EMERGING
GROWTH PORTFOLIO


                                [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:


Common Stocks              93%
Repurchase Agreement        7%


% of Total Portfolio Investments



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS--91.8%
   Apparel/Textiles--3.8%
     Authentic Fitness              39,000     $  941
     St. John Knits                 21,000        969

-------------------------------------------------------------------------------
   TOTAL APPAREL/TEXTILES                       1,910
-------------------------------------------------------------------------------

   Broadcasting, Newspapers and
     Advertising--3.5%
     New World Communications,
       Class A*                     50,000        775
     United Video Satellite Group,
       Series A*                    27,600        969

-------------------------------------------------------------------------------
   TOTAL BROADCASTING, NEWSPAPERS
      AND ADVERTISING                           1,744
-------------------------------------------------------------------------------

   Communications Equipment--3.1%
     Lo Jack*                       30,800        306
     Microcom*                      50,000      1,244

-------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT               1,550
-------------------------------------------------------------------------------

   Computer Software--20.7%
     Applix*                        56,200      1,560
     Aspen Technology*              15,300        581
     Borland International*         51,400        957
     Global Village Communication*  26,000        416
     Harbinger*                     33,100        604


-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Computer Software (continued)
     Macromedia*                    41,800    $ 1,672
     McAfee Associates*             11,400        570
     Open Environment*              38,000        532
     Quarterdeck Office Systems*    56,500        904
     Shiva Corporation*              7,800        560
     Smith Micro Software*          92,000        644
     Transaction Systems Architects* 18,800       651
     Veritas Software*              21,600        805

-------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                     10,456
-------------------------------------------------------------------------------

   Computers and Services--2.4%
     Madge, NV*                     10,500        415
     Radisys *                      71,300        802

-------------------------------------------------------------------------------
   TOTAL COMPUTERS AND SERVICES                 1,217
-------------------------------------------------------------------------------

   Drugs--6.6%
     Genzyme*                       38,300      1,034
     Idexx Labs*                    35,000      1,758
     Martek Biosciences*            15,000        525

-------------------------------------------------------------------------------
   TOTAL DRUGS                                  3,317
-------------------------------------------------------------------------------

   Entertainment--2.0%
     Dove Audio*                    88,000        990

-------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                            990
-------------------------------------------------------------------------------

   Financial Services--3.5%
     Americredit*                   63,300        839
     Data Broadcasting*             80,000        930

-------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     1,769
-------------------------------------------------------------------------------

   Insurance--2.9%
     CMAC Investment                18,000      1,035
     Compdent*                      12,800        451

-------------------------------------------------------------------------------
   TOTAL INSURANCE                              1,486
-------------------------------------------------------------------------------

   Machinery--1.6%
     Zoltek*                        36,400        828

-------------------------------------------------------------------------------
   TOTAL MACHINERY                                828
-------------------------------------------------------------------------------

   Measuring Devices--4.9%
     Cognex*                        29,000        645
     Fore Systems*                  22,000      1,205
     Input/Output*                  25,000        606

-------------------------------------------------------------------------------
   TOTAL MEASURING DEVICES                      2,456
-------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS


THE OVB FUNDS EMERGING
GROWTH PORTFOLIO (CONTINUED)


-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Medical Products & Services--13.4%
     Chad Therapeutics*             78,900     $  907
     De Rigo S.P.A. ADR*            46,200      1,155
     Healthdyne Technology*         72,700        845
     Medpartners/Mullikin*          32,300      1,163
     Physicians Reliance*           38,000      1,729
     Staar Surgical*                79,000        958

-------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES            6,757
-------------------------------------------------------------------------------

   Miscellaneous Business Services--3.1%
     Alternative Resources*         29,000        834
     Medaphis*                      18,000        720

-------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES        1,554
-------------------------------------------------------------------------------

   Miscellaneous Manufacturing--3.2%
     Oakley *                       32,100      1,180
     Vista 2000 *                   44,700        458

-------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS MANUFACTURING            1,638
-------------------------------------------------------------------------------

   Petroleum & Fuel Products--3.0%
     Barrett Resources*             39,000        994
     Sonat Offshore Drilling        10,800        498

-------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS              1,492
-------------------------------------------------------------------------------

   Retail--10.6%
     Department 56*                 25,000        991
     Garden Ridge*                  14,300        472
     Just For Feet*                 15,150        471
     MSC Industrial Direct*         42,500      1,094
     Renters' Choice*               66,400      1,087
     Sunglass Hut International*    45,000      1,252

-------------------------------------------------------------------------------
   TOTAL RETAIL                                 5,367
-------------------------------------------------------------------------------

   Steel & Steel Works--1.9%
     Imco Recycling                 46,000        966

-------------------------------------------------------------------------------
   TOTAL STEEL & STEEL WORKS                      966
-------------------------------------------------------------------------------

   Wholesale--1.6%
     Physician Sales and Services*  27,500        784

-------------------------------------------------------------------------------
   TOTAL WHOLESALE                                784
-------------------------------------------------------------------------------

   TOTAL COMMON STOCKS (COST $34,046,000)      46,281
-------------------------------------------------------------------------------







-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--7.0%
     Lehman Brothers
       5.93%, dated 01/31/96, matures
       02/01/96, repurchase price
       $3,536,485 (collateralized
       by U.S. Treasury Bill, par
       value $95,000, 0.00%, matures
       03/07/96, market value $94,514;
       U.S. Treasury Note, par value
       $3,213,000, 7.75%, matures
       12/31/99, market value
       $3,513,352; with total
       market value of $3,607,866)  $3,536    $ 3,536

-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (COST $3,536,000)                         3,536
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--98.8%
      (COST $37,582,000)                       49,817
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES--1.2%
   Other Assets and Liabilities, Net              593

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             593
-------------------------------------------------------------------------------

NET ASSETS                                     50,410
-------------------------------------------------------------------------------

NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no par
     value) based on 4,207,846
     outstanding shares of beneficial
     interest                                  40,282
   Portfolio shares of Class B (unlimited
     authorization--no par value) based on
     204,192 outstanding shares of
     beneficial interest                        2,062
   Accumulated net realized loss on
     investments                              (4,169)
   Net unrealized appreciation on
     investments                               12,235

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                   $50,410
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A         $11.43
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B         $11.36

-------------------------------------------------------------------------------
* Non-income producing securities
ADR   American Depository Receipt

The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                               JANUARY 31, 1996
THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO


                                                     [GRAPHIC OMITTED]


A pie chart depicting the percent of total portfolio investments for the following investment classifications:


Common Stocks              99%
Repurchase Agreement        1%


% of Total Portfolio Investments


-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS--99.0%
   Agriculture--3.8%
     Dole Food                      54,000    $ 2,011
     Pioneer Hi Bred International  35,800      1,826

-------------------------------------------------------------------------------
   TOTAL AGRICULTURE                            3,837
-------------------------------------------------------------------------------

   Aircraft--2.0%
     Boeing                         26,200      2,034

-------------------------------------------------------------------------------
   TOTAL AIRCRAFT                               2,034
-------------------------------------------------------------------------------

   Apparel/Textiles--2.3%
     Fila Holdings ADR              48,000      2,328

-------------------------------------------------------------------------------
   TOTAL APPAREL/TEXTILES                       2,328
-------------------------------------------------------------------------------

   Banks--5.8%
     Citicorp                       25,000      1,847
     J P Morgan                     20,500      1,666
     Wells Fargo                    10,000      2,346

-------------------------------------------------------------------------------
   TOTAL BANKS                                  5,859
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Communications Equipment--3.2%
     L.M. Ericsson Telephone ADR    62,900    $ 1,297
     Sony ADR                       31,000      1,922

-------------------------------------------------------------------------------
   TOTAL COMMUNICATIONS EQUIPMENT               3,219
-------------------------------------------------------------------------------

   Computer Networking Products--9.0%
     3Com*                          20,000        918
     Bay Networks*                  41,850      1,779
     Cisco Systems*                 23,900      1,990
     Computer Sciences*             29,500      2,249
     Sun Microsystems               49,400      2,272

-------------------------------------------------------------------------------
   TOTAL COMPUTER NETWORKING PRODUCTS           9,208
-------------------------------------------------------------------------------

   Computer Peripherals--2.9%
     Digital Equipment*             26,000      1,882
     Hewlett Packard                12,700      1,076

-------------------------------------------------------------------------------
   TOTAL COMPUTER PERIPHERALS                   2,958
-------------------------------------------------------------------------------

   Computer Software--3.6%
     Computer Associates
     International                  30,600      2,092
     Oracle Systems*                34,000      1,624

-------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                      3,716
-------------------------------------------------------------------------------

   Drugs--20.1%
     American Home Products         20,000      2,040
     Amgen*                         31,500      1,894
     Biogen*                        15,000      1,054
     Boston Scientific*             22,700      1,163
     Genzyme Warrants*              10,000        420
     Genzyme*                       34,000      2,580
     Johnson & Johnson              24,000      2,304
     Merck                          30,500      2,143
     Pfizer                         37,400      2,571
     Pharmacia & Upjohn*            55,000      2,303
     Smithkline Beecham             36,000      2,025

-------------------------------------------------------------------------------
   TOTAL DRUGS                                 20,497
-------------------------------------------------------------------------------

   Entertainment--1.0%
     Walt Disney                    15,200        977

-------------------------------------------------------------------------------
   TOTAL ENTERTAINMENT                            977
-------------------------------------------------------------------------------


                                                                     (CONTINUED)

STATEMENT OF NET ASSETS

THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO (CONTINUED)

-------------------------------------------------------------------------------
                                               Value
Description                          Shares     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Financial Services--7.8%
     American Express               42,000    $ 1,932
     First Data                     28,300      2,002
     FNMA                           65,200      2,249
     Merrill Lynch                  31,500      1,792

-------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                     7,975
-------------------------------------------------------------------------------

   Food, Beverage & Tobacco--4.9%
     Coca-Cola                      26,400      1,990
     CPC International              14,000      1,019
     HJ Heinz                       28,800        990
     Sara Lee                       29,900      1,009

-------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO               5,008
-------------------------------------------------------------------------------

   Household Products--1.9%
     Gillette                       35,600      1,909

-------------------------------------------------------------------------------
   TOTAL HOUSEHOLD PRODUCTS                     1,909
-------------------------------------------------------------------------------

   Insurance--2.0%
     AIG                            21,000      2,034

-------------------------------------------------------------------------------
   TOTAL INSURANCE                              2,034
-------------------------------------------------------------------------------

   Medical Products & Services--6.1%
     Guidant                        56,000      2,569
     McKesson                       18,800        940
     Medtronic                      20,000      1,143
     Nellcor*                       25,500      1,581

-------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES            6,233
-------------------------------------------------------------------------------

   Miscellaneous Business Services--3.1%
     ADT Limited*                   65,500        950
     CUC International*             60,000      2,212

-------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES        3,162
-------------------------------------------------------------------------------

   Office Equipment--4.5%
     Alco Standard                  42,400      1,664
     Danka Business Systems ADR     29,000      1,069
     Xerox                          15,000      1,854

-------------------------------------------------------------------------------
   TOTAL OFFICE EQUIPMENT                       4,587
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                               VALUE
DESCRIPTION                          SHARES     (000)
-------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   Oil & Gas Well Equipment--3.8%
     Halliburton                    38,000    $ 1,962
     Schlumberger                   27,100      1,900

-------------------------------------------------------------------------------
   TOTAL OIL & GAS WELL EQUIPMENT               3,862
-------------------------------------------------------------------------------

   Photographic Equipment &
     Supplies--1.8%
     Eastman Kodak                  24,400      1,790

-------------------------------------------------------------------------------
   TOTAL PHOTOGRAPHIC EQUIPMENT
     & SUPPLIES                                 1,790
-------------------------------------------------------------------------------

   Restaurants--1.1%
     McDonalds                      21,500      1,080

-------------------------------------------------------------------------------
   TOTAL RESTAURANTS                            1,080
-------------------------------------------------------------------------------

   Retail--2.9%
     OfficeMax*                     90,000      2,070
     Warnaco Group                  40,000        915

-------------------------------------------------------------------------------
   TOTAL RETAIL                                 2,985
-------------------------------------------------------------------------------

   Specialty Machinery--1.7%
     American Standard*             60,000      1,748

-------------------------------------------------------------------------------
   TOTAL SPECIALTY MACHINERY                    1,748
-------------------------------------------------------------------------------

   Telephones & Telecommunication--1.9%
     US West Media Group*           48,000      1,014
     Worldcom*                      25,000        916

-------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION         1,930
-------------------------------------------------------------------------------

   Testing Laboratories--1.8%
     Chiron *                       16,100      1,852

-------------------------------------------------------------------------------
   TOTAL TESTING LABORATORIES                   1,852
-------------------------------------------------------------------------------

   TOTAL COMMON STOCKS
     (COST $77,694,000)                       100,788
-------------------------------------------------------------------------------

                                                                      [LOGO]
                                                            JANUARY 31, 1996

THE OVB FUNDS CAPITAL
APPRECIATION PORTFOLIO (CONCLUDED)


-------------------------------------------------------------------------------
                                   FACE AMT.   VALUE
DESCRIPTION                           (000)     (000)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.0%
     Lehman Brothers
       5.93%, dated 01/31/96,
       matures 02/01/96, repurchase
       price $1,062,570 (collateralized
       by FNMA STRIPS Principal Only,
       par value $1,650,000, 0.00%,
       matures 02/01/24, market
       value $1,085,719)            $1,062    $ 1,062

-------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
     (COST $1,062,000)                          1,062
-------------------------------------------------------------------------------

   TOTAL INVESTMENTS--100.0%
      (COST $78,756,000)                      101,850
-------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES--0.0%
   Other Assets and Liabilities, Net              (5)

-------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES             (5)
-------------------------------------------------------------------------------

NET ASSETS                                    101,845
-------------------------------------------------------------------------------

NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on 7,486,078
     outstanding shares of
     beneficial interest                       74,601
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 168,502
     outstanding shares of
     beneficial interest                        1,967
   Undistributed net investment income              4
   Accumulated net realized gain
     on investments                             2,179
   Net unrealized appreciation on
     investments                               23,094

-------------------------------------------------------------------------------
   TOTAL NET ASSETS--100.0%                  $101,845
-------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS A         $13.31
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE--CLASS B         $13.25

-------------------------------------------------------------------------------
* Non-income producing securities
ADR    American Depository Receipt
FNMA   Federal National Mortgage Association
STRIPS Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
===============================================================================

FOR THE YEAR ENDED JANUARY 31, 1996

                                                                            (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------

                                                   PRIME OBLIGATIONS                  WEST VIRGINIA TAX-EXEMPT
                                                       PORTFOLIO                          INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest Income                                       $5,515                                $2,131
   Dividend Income                                           --                                    --
---------------------------------------------------------------------------------------------------------------------------

     TOTALINVESTMENT INCOME                               5,515                                 2,131
---------------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Administrator Fees                                       184                                   100
   Less Administrator Fees Waiver                            --                                   (26)
   Investment Advisory Fees                                 230                                   166
   Less Investment Advisory Fees Waiver                    (138)                                  (27)
   Sub-Advisory Fees                                         69                                    --
   Custodian Fees                                            13                                     5
   ProfessionalFees                                          26                                    12
   Registration & Filing Fees                                10                                     6
   Printing Expense                                          10                                     4
   Trustee Fees                                               6                                     2
   Pricing Fees                                              --                                     3
   Distribution Fees(1)                                       6                                     8
   Transfer Agency Fees                                      37                                    29
   Amortization of Organization Costs                         3                                     3
   Miscellaneous Expenses                                     1                                    --
---------------------------------------------------------------------------------------------------------------------------

   TOTAL EXPENSES                                           457                                   285
---------------------------------------------------------------------------------------------------------------------------

     NET INVESTMENT INCOME (LOSS)                         5,058                                 1,846
---------------------------------------------------------------------------------------------------------------------------

   Net Realized Gain (Loss) From Securities Sold             --                                    (3)
   Net Change in Unrealized Appreciation
     on Investments                                          --                                 2,701
---------------------------------------------------------------------------------------------------------------------------

   Net Realized and Unrealized Gain on
     Investments                                              --                                 2,698
===========================================================================================================================

   Increase in Net Assets Resulting From
     Operations                                          $5,058                                $4,544
===========================================================================================================================

(1)      Distribution Fees are only incurred on Class B shares.

    The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                               JANUARY 31, 1996
===============================================================================

                                                                            (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------

                                                 GOVERNMENT SECURITIES     EMERGING GROWTH      CAPITAL APPRECIATION
                                                       PORTFOLIO              PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest Income                                       $3,748                   $86                     $141
   Dividend Income                                           86                    20                      851
---------------------------------------------------------------------------------------------------------------------

     TOTAL INVESTMENT INCOME                              3,834                   106                      992
---------------------------------------------------------------------------------------------------------------------

EXPENSES:
   Administrator Fees                                       118                   100                      181
   Less Administrator Fees Waiver                            --                    --                       --
   Investment Advisory Fees                                 442                   446                      863
   Less Investment Advisory Fees Waiver                    (165)                  (79)                    (231)
   Sub-Advisory Fees                                         --                    --                       --
   Custodian Fees                                             8                     6                       12
   Professional Fees                                         18                    15                       26
   Registration & Filing Fees                                10                     4                        8
   Printing Expense                                          13                     5                       10
   Trustee Fees                                               4                     3                        6
   Pricing Fees                                               3                     3                        5
   Distribution Fees(1)                                       2                     4                        3
   Transfer Agency Fees                                      35                    34                       39
   Amortization of Organization Costs                         3                     3                        3
   Miscellaneous Expenses                                    --                    --                        1
---------------------------------------------------------------------------------------------------------------------

   TOTAL EXPENSES                                           491                   544                      926
---------------------------------------------------------------------------------------------------------------------

     NET INVESTMENT INCOME (LOSS)                         3,343                  (438)                      66
---------------------------------------------------------------------------------------------------------------------

   Net Realized Gain (Loss) From Securities Sold            125                 6,404                   12,232
   Net Change in Unrealized Appreciation
     on Investments                                       6,459                10,258                   17,868
---------------------------------------------------------------------------------------------------------------------

   Net Realized and Unrealized Gain on
     Investments                                          6,584                16,662                   30,100
=====================================================================================================================

   Increase in Net Assets Resulting From
     Operations                                          $9,927               $16,224                  $30,166
=====================================================================================================================

(1)      Distribution Fees are only incurred on Class B shares.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
===============================================================================

FOR THE YEAR ENDED JANUARY 31

                                                                         (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
                                                     PRIME OBLIGATIONS                 WEST VIRGINIA TAX-EXEMPT
                                                         PORTFOLIO                         INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                  1996              1995                1996              1995
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                         $5,058            $3,319              $1,846            $1,279
   Net Realized Gain (Loss) from Securities
      Sold                                           --                (8)                 (3)             (157)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                  --                --               2,701            (1,781)
---------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM INVESTMENT OPERATIONS        5,058             3,311               4,544              (659)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income:
     Class A                                     (4,935)           (3,304)             (1,696)           (1,198)
     Class B                                       (123)              (15)               (150)              (81)
   Net Realized Gains
     Class A                                          --               --                   --                --
     Class B                                          --               --                   --                --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS:                          (5,058)           (3,319)             (1,846)           (1,279)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued                              222,222           175,644              13,270            11,418
     Shares Issued in Lieu of Cash
        Distributions                                --                --                  --                 --
     Shares Redeemed                           (214,858)         (180,818)             (5,221)           (3,937)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS                     7,364            (5,174)              8,049             7,481
---------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued                                8,627               831               1,974             1,777
     Shares Issued in Lieu of Cash
        Distributions                                85                 8                 123                61
     Shares Redeemed                             (3,226)             (170)               (280)             (404)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS                     5,486               669               1,817             1,434
---------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                  12,850            (4,505)              9,866             8,915
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS       12,850            (4,513)             12,564             6,977
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year                             77,964            82,477              28,359            21,382
---------------------------------------------------------------------------------------------------------------------------
   End of Year                                  $90,814           $77,964             $40,923           $28,359
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued                              222,222           175,644               1,365             1,201
     Shares Issued in Lieu of Cash
        Distributions                                --                --                  --                --
     Shares Redeemed                           (214,858)         (180,818)               (533)             (425)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARE TRANSACTIONS               7,364            (5,174)                832               776
---------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued                                8,627               831                 201               187
     Shares Issued in Lieu of Cash
        Distributions                                85                 8                  12                 6
     Shares Redeemed                             (3,226)             (170)                (28)              (43)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS               5,486               669                 185               150
---------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS                      12,850            (4,505)              1,017               926
===========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                               JANUARY 31, 1996
===============================================================================

                                                                         (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                                               GOVERNMENT SECURITIES         EMERGING GROWTH       CAPITAL APPRECIATION
                                                     PORTFOLIO                  PORTFOLIO                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                 1996         1995          1996        1995         1996         1995
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                      $   3,343    $   2,550    $    (438)   $    (268)   $      66    $     179
   Net Realized Gain (Loss) from Securities
      Sold                                          125         (216)       6,404       (9,871)      12,232       (8,352)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                6,459       (3,686)      10,258         (494)      17,868        2,516
-------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM INVESTMENT OPERATIONS         9,927       (1,352)      16,224      (10,633)      30,166       (5,657)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   Net Investment Income:
     Class A                                     (3,302)      (2,530)        --           --            (61)        (189)
     Class B                                        (41)         (20)        --           --           --             (1)
   Net Realized Gains
     Class A                                       --           --           --           --         (1,472)        --
     Class B                                       --           --           --           --            (25)        --
-------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS:                          (3,343)      (2,550)        --           --         (1,558)        (190)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued                               12,560       38,847       10,791       14,902       30,408       30,455
     Shares Issued in Lieu of Cash
       Distributions                               --           --           --           --           --           --
     Shares Redeemed                            (19,904)      (8,566)     (13,290)      (6,355)     (29,613)      (8,158)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A TRANSACTIONS                    (7,344)      30,281       (2,499)       8,547          795       22,297
-------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued                                  655          393        1,475          707        1,493          394
     Shares Issued in Lieu of Cash
       Distributions                                 26            8         --           --             24            1
     Shares Redeemed                                (50)         (51)        (292)        (119)         (82)         (31)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B TRANSACTIONS                       631          350        1,183          588        1,435          364
-------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                  (6,713)      30,631       (1,316)       9,135        2,230       22,661
-------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS         (129)      26,729       14,908       (1,498)      30,838       16,814
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Year                             61,524       34,795       35,502       37,000       71,007       54,193
-------------------------------------------------------------------------------------------------------------------------
   End of Year                                $  61,395    $  61,524    $  50,410    $  35,502    $ 101,845    $  71,007
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
   Class A:
     Shares Issued                                1,292        4,210        1,057        1,638        2,627        3,087
     Shares Issued in Lieu of Cash
       Distributions                               --           --           --           --           --           --
     Shares Redeemed                             (2,072)        (939)      (1,276)        (709)      (2,509)        (851)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS A SHARE TRANSACTIONS                (780)       3,271         (219)         929          118        2,236
-------------------------------------------------------------------------------------------------------------------------
   Class B:
     Shares Issued                                   67           41          138           76          121           40
     Shares Issued in Lieu of Cash
        Distributions                                 3            1         --           --              2         --
     Shares Redeemed                                 (5)          (6)         (27)         (14)          (7)          (3)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL CLASS B SHARE TRANSACTIONS                  65           36          111           62          116           37
-------------------------------------------------------------------------------------------------------------------------
   TOTAL SHARE TRANSACTIONS                        (715)       3,307         (108)         991          234        2,273
=========================================================================================================================


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
===============================================================================

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                      NET ASSET                 NET REALIZED  DISTRIBUTIONS NET ASSET
                                                       VALUE,         NET      AND UNREALIZED    FROM NET    VALUE,
                                                      BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   END OF
                                                      OF PERIOD     INCOME     ON INVESTMENTS     INCOME     PERIOD
---------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                                    $ 1.00       $ 0.06         $ 0.00        $(0.06)    $ 1.00
1995                                                      1.00         0.04           0.00         (0.04)      1.00
1994(1)                                                   1.00         0.00           0.00          0.00       1.00
CLASS B
1996                                                    $ 1.00       $ 0.05         $ 0.00        $(0.05)    $ 1.00
1995(2)                                                   1.00         0.04           0.00         (0.04)      1.00
---------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                                    $ 9.36       $ 0.49         $ 0.76        $(0.49)    $10.12
1995                                                     10.17         0.46          (0.81)        (0.46)      9.36
1994(9)                                                  10.00         0.07           0.17         (0.07)     10.17
CLASS B
1996                                                    $ 9.36       $ 0.47         $ 0.75        $(0.47)    $10.11
1995                                                     10.17         0.43          (0.81)        (0.43)      9.36
1994(10)                                                 10.07         0.05           0.10         (0.05)     10.17
---------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                                    $ 9.09       $ 0.55         $ 1.06        $(0.55)    $10.15
1995                                                     10.06         0.51          (0.97)        (0.51)      9.09
1994(7)                                                  10.00         0.08           0.06         (0.08)     10.06
CLASS B
1996                                                    $ 9.10       $ 0.53         $ 1.05        $(0.53)    $10.15
1995                                                     10.06         0.49          (0.96)        (0.49)      9.10
1994(8)                                                  10.01         0.04           0.05         (0.04)     10.06
---------------------------------------------------------------------------------------------------------------------------

(1) Prime Obligations Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.
(2) Prime Obligations Class B commenced operations on February 7, 1994. All ratios for the period have been annualized.
(3) Capital Appreciation Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.
(4) Capital Appreciation Class B commenced operations on December 31, 1993. All ratios for the period have been annualized.
(5) Emerging Growth Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                               JANUARY 31, 1996
===============================================================================

                                                                                                             RATIO OF
                                                                                             RATIO OF     NET INVESTMENT
                                                                                RATIO OF    EXPENSES TO     INCOME TO
                                                                  RATIO OF   NET INVESTMENT  AVERAGE         AVERAGE
                                                   NET ASSETS,  EXPENSES TO      INCOME     NET ASSETS      NET ASSETS    PORTFOLIO
                                         TOTAL       END OF       AVERAGE      TO AVERAGE   (EXCLUDING      (EXCLUDING    TURNOVER
                                        RETURN    PERIOD (000)  NET ASSETS     NET ASSETS    WAIVERS)        WAIVERS)       RATE
-----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATIONS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                      5.65%      $84,660       0.49%         5.50%         0.64%           5.35%          N/A
1995                                      4.15        77,295       0.49          4.08          0.69            3.88           N/A
1994(1)                                   2.95        82,477       0.49          2.89          0.80            2.58           N/A
CLASS B
1996                                      5.39%      $ 6,154       0.74%         5.15%         0.89%           5.00%          N/A
1995(2)                                   3.95           669       0.74          4.33          0.93            4.14           N/A
-----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                     13.66%      $36,611       0.75%         5.02%         0.89%           4.88%           43%
1995                                     (3.38)       26,096       0.75          4.88          1.09            4.54            28
1994(9)                                   2.43        20,477       0.75          4.18          1.62            3.31            17
CLASS B
1996                                     13.26%      $ 4,312       1.00%         4.78%         1.14%           4.64%           43%
1995                                     (3.62)        2,263       1.00          4.68          1.34            4.34            28
1994(10)                                  1.48           935       1.00          3.87          2.14            2.73            17
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996                                     18.14%      $60,228       0.83%         5.68%         1.11%           5.40%           28%
1995                                     (4.48)       61,067       0.83          5.61          1.17            5.27            13
1994(7)                                   1.39        34,654       0.83          4.64          1.49            3.98             5
CLASS B
1996                                     17.72%      $ 1,167       1.08%         5.39%         1.36%           5.11%           28%
1995                                     (4.62)          457       1.08          5.34          1.42            5.00            13
1994(8)                                   0.89           141       1.08          4.47          2.00            3.35             5
-----------------------------------------------------------------------------------------------------------------------------------

 (6)   Emerging Growth Class B commenced operations on December 29, 1993.
       All ratios for the period have been annualized.
 (7)   Government Securities Class A commenced operations on December 1, 1993.
       All ratios for the period have been annualized.
 (8) Government Securities Class B commenced operations on December 31, 1993. All ratios for the period have been annualized.
 (9) West Virginia Tax-Exempt Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.
(10) West Virginia Tax-Exempt Class B commenced operations on December 17, 1993. All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
===============================================================================

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                              NET ASSET                 NET REALIZED  DISTRIBUTIONS DISTRIBUTIONS  NET ASSET
                               VALUE,        NET       AND UNREALIZED   FROM NET       FROM         VALUE,
                              BEGINNING   INVESTMENT   GAINS (LOSSES)  INVESTMENT     CAPITAL       END OF
                              OF PERIOD  INCOME (LOSS) ON INVESTMENTS    INCOME        GAINS        PERIOD
---------------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------
CLASS A
1996                            $ 7.86      $(0.10)         $3.67       $ 0.00        $0.00         $11.43
1995                             10.48       (0.06)         (2.56)        0.00         0.00           7.86
1994(5)                          10.00        0.00           0.48         0.00         0.00          10.48
CLASS B
1996                            $ 7.83      $(0.12)         $3.65       $ 0.00        $0.00         $11.36
1995                             10.48       (0.06)         (2.59)        0.00         0.00           7.83
1994(6)                           9.77        0.00           0.71         0.00         0.00          10.48
---------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------
CLASS A
1996                            $ 9.57      $ 0.01          $3.93       $(0.01)      $(0.19)        $13.31
1995                             10.53        0.03          (0.96)       (0.03)        0.00           9.57
1994(3)                          10.00        0.00           0.53         0.00         0.00          10.53
CLASS B
1996                            $ 9.55      $(0.01)         $3.90       $ 0.00       $(0.19)        $13.25
1995                             10.52        0.01          (0.97)       (0.01)        0.00           9.55
1994(4)                          10.33        0.00           0.19         0.00         0.00          10.52
---------------------------------------------------------------------------------------------------------------

 (1)    Prime Obligations Class A commenced operations on December 1, 1993.
        All ratios for the period have been annualized.
 (2)    Prime Obligations Class B commenced operations on February 7, 1994.
        All ratios for the period have been annualized.
 (3) Capital Appreciation Class A commenced operations on December 1, 1993. All ratios for the period have been annualized.
 (4) Capital Appreciation Class B commenced operations on December 31, 1993. All ratios for the period have been annualized
 (5)    Emerging Growth Class A commenced operations on December 1, 1993.
        All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                         [LOGO]
                                                               JANUARY 31, 1996
===============================================================================

                                                                                                RATIO OF
                                                                                   RATIO OF  NET INVESTMENT
                                                                      RATIO OF     EXPENSES   TOINCOME (LOSS)
                                                         RATIO OF  NET INVESTMENT  AVERAGE    TO AVERAGE
                                         NET ASSETS,   EXPENSES TO INCOME (LOSS)  NET ASSETS    NET ASSETS   PORTFOLIO
                               TOTAL       END OF        AVERAGE    TO AVERAGE   (EXCLUDING    (EXCLUDING   TURNOVER
                              RETURN     PERIOD (000)   NET ASSETS   NET ASSETS    WAIVERS)      WAIVERS)      RATE
-----------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
CLASS A
1996                              45.42%   $48,090         1.15%       (0.92)%       1.32%       (1.09)%        117%
1995                             (25.00)    34,772         1.15        (0.75)        1.42        (1.02)         126
1994(5)                           (4.80)    36,670         1.15        (0.83)        1.70        (1.38)           7
CLASS B
1996                              45.08%   $ 2,320         1.40%       (1.19)%       1.57%       (1.36)%        117%
1995                             (25.29)       730         1.40        (0.98)        1.67        (1.25)         126
1994(6)                            7.27        330         1.40        (1.08)        2.15        (1.83)           7
-----------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
CLASS A
1996                              41.31%   $99,612         1.02%        0.08%        1.27%       (0.17)%        119%
1995                              (8.84)    70,502         1.02         0.28         1.33        (0.03)         107
1994(3)                            5.30     54,022         1.02         0.12         1.51        (0.37)           7
CLASS B
1996                              40.88%   $ 2,233         1.27%       (0.16)%       1.52%       (0.41)%        119%
1995                              (9.11)       505         1.27         0.02         1.58        (0.29)         107
1994(4)                            1.84        171         1.27         0.19         2.01        (0.55)           7
-----------------------------------------------------------------------------------------------------------------------

 (6)     Emerging Growth Class B commenced operations on December 29, 1993.
         All ratios for the period have been annualized.
 (7)     Government Securities Class A commenced operations on December 1, 1993.
         All ratios for the period have been annualized.
 (8)     Government Securities Class B commenced operations on December 31, 1993.
         All ratios for the period have been annualized.
 (9)     West Virginia Tax-Exempt Class A commenced operations on December 1, 1993.
         All ratios for the period have been annualized.
(10)     West Virginia Tax-Exempt Class B commenced operations on December 17, 1993.
         All ratios for the period have been annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
===============================================================================

1. ORGANIZATION
The Arbor Fund (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992 and had no operations through February 1, 1993, other than those related to organizational matters and the sale of initial shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation, on October 9, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate to the Trust's OVB Family of Funds. The OVB Family of Funds include the Prime Obligations Portfolio (the "Money Market Portfolio"), Capital Appreciation Portfolio, Emerging Growth Portfolio (the "Equity Portfolios"), Government Securities Portfolio and West Virginia Tax-Exempt Income Portfolio (the "Fixed Income Portfolios"). The financial statements of the remaining portfolios are presented separately. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Portfolios are registered to offer two classes of shares:
Class A and Class B (see note 3).

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION--
Investments in equity securities which are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less until maturity are valued at their amortized cost.
     Investment securities held by the Money Market Portfolio are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

FEDERAL INCOME TAXES--
It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required in the financial statements.

                                                                         [LOGO]
                                                               JANUARY 31, 1996
===============================================================================

SECURITY TRANSACTIONS AND RELATED INCOME--
Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Purchase discounts and premiums on securities held by the Fixed Income Portfolios are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS--
The Portfolios, except the West Virginia Tax-Exempt Income Portfolio, invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Portfolios may be delayed or limited.

NET ASSET VALUE PER SHARE--
The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the assets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.

CLASSES--
Class specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes of shares on the basis of their relative daily net assets.

EXPENSES--
Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Fund are prorated to the portfolios on the basis of relative net assets.

DISTRIBUTIONS--
Distributions from net investment income for the Equity Portfolios are paid to shareholders in the form of quarterly dividends. Distributions from net investment income for the Money Market and Fixed Income Portfolios are declared daily and paid to shareholders on a monthly basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may

(CONTINUED)

===============================================================================

differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.
     $438,000 relating to permanent differences attributable to cumulative net operating losses of the Emerging Growth Portfolio as of January 31, 1996, has been reclassified from that portfolio's accumulated net investment losses to paid-in capital. This reclassification has no effect on net assets or net asset value per share.

3. INVESTMENT ADVISORY, ADMINISTRATIVE, TRANSFER AGENT, AND DISTRIBUTION
AGREEMENTS:
One Valley Bank, National Association (the "Advisor") serves as investment advisor to each Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Prime Obligations Portfolio--.25%, Capital Appreciation Portfolio--.95%, Emerging Growth Portfolio--.95%, Government Securities Portfolio--.75% and West Virginia Tax-Exempt Income Portfolio--.45%. The Adviser has agreed to voluntarily waive a portion of its fee so that the total annual expenses of each portfolio will not exceed the voluntary expense limitations adopted by the Adviser. In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Adviser, exceed the specific limitations, the Adviser has agreed to bear such excess. Fee waivers by the Adviser are voluntary and may be terminated at any time.
     Wellington Management Company (the "Sub-Adviser") serves as the investment sub-adviser to the Prime Obligations Portfolio pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") with the Adviser and the Trust. Under the Sub-Advisory Agreement, the Sub-Adviser manages the Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of "managed assets" and .02% of "managed assets" in excess of $500 million. "Managed assets" are all of the money market fund assets that the Sub-Adviser manages for the Trust, including assets of funds other than the Prime Obligations Portfolio. The fee

                                                                         [LOGO]
                                                               JANUARY 31, 1996
===============================================================================

paid by the Portfolio is based on its proportionate share of "managed assets."
     The Trust and the Administrator have entered into an administration agreement. Under terms of the administration agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each Portfolio. There is a minimum annual fee of $100,000 payable to the Administrator by each Portfolio. The Administrator has voluntarily agreed to waive a portion of its fee relating to the West Virginia Tax-Exempt Income Portfolio in order to limit that Portfolio's administration fee to .20% of its average daily net assets on an annualized basis. The Administrator also serves as the shareholder servicing agent for the Trust. Compensation for this service is paid under the administration agreement.
     DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.
     The Trust and SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation, have entered into a distribution agreement. The Class B shares of each Portfolio have a distribution plan (the "Class B Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. As provided in the Distribution Agreement and the Class B Plan, the Trust will pay a fee, at an annual rate of .25% of each Portfolio's average daily net assets attributable to Class B shares to the Distributor as compensation for its services.

4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES:
Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $23,000 for organizational work performed by a law firm of which an officer of the Trust and a Trustee of the Trust is a partner.
     Certain officers of the Trust are also officers of the Administrator and/or Distributor. Such officers are paid no fees by the Trust for serving in their respective roles.

5. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during

(CONTINUED)

===============================================================================

the year ended January 31, 1996 were as follows:

                        WEST VIRGINIA TAX-
                      EXEMPT INCOME PORTFOLIO
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER      TOTAL
                    (000)        (000)        (000)
                 ----------   -----------   --------
Purchases .......   $  --      $23,310      $23,310
Sales ...........      --       15,024       15,024

                  GOVERNMENT SECURITIES PORTFOLIO
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER      TOTAL
                    (000)        (000)        (000)
                 ----------   -----------   --------
Purchases ....... $13,372       $2,096      $15,468
Sales ...........  14,308        1,357       15,665

                     EMERGING GROWTH PORTFOLIO
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER      TOTAL
                    (000)        (000)        (000)
                 ----------   -----------   --------
Purchases .......   $  --      $52,612      $52,612
Sales ...........      --       54,181       54,181

                  CAPITAL APPRECIATION PORTFOLIO
                    U.S.
                 GOVERNMENT
                 SECURITIES    ALL OTHER      TOTAL
                    (000)        (000)        (000)
                 ----------   -----------   --------
Purchases .......   $  --     $108,248     $108,248
Sales ...........      --      104,619      104,619

At January 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on investment securities at January 31, 1996, for each Equity and Fixed Income Portfolio is as follows:

                                              NET
                  APPRECIATED DEPRECIATED  UNREALIZED
                  SECURITIES  SECURITIES  APPRECIATION
                     (000)       (000)       (000)
                  ----------- ----------- ------------
West Virginia
  Tax-Exempt
  Income ......... $ 1,340     $  (137)      $ 1,203
Government
  Securities .....   3,018         (61)        2,957
Emerging
  Growth .........  13,751      (1,516)       12,235
Capital
  Appreciation ...  23,379        (285)       23,094

     At January 31, 1996, the following Portfolios had available realized capital losses to offset future net capital gains through fiscal year ended:

                                     2003     2004
                                     (000)    (000)
                                     ----     ----
Prime Obligations .................  $   7     $--
West Virginia Tax-Exempt Income ...     24     141
Government Securities .............      3      68
Emerging Growth ...................  4,170      --

                                                                         [LOGO]
                                                               JANUARY 31, 1996
===============================================================================

6. CONCENTRATION OF CREDIT RISK:
The Money Market Portfolio invests primarily in money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating organization or, if not rated, are believed to be of comparable quality. The Fixed Income Portfolios invest primarily in marketable debt instruments. The market value of these investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of debt securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. The ability of the issuers of the securities held by these Portfolios to meet their obligations may be affected by economic and political developments in a specific industry, state or region. Changes by recognized rating organizations in the ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

U.S. Government Securities Money Fund
Prime Obligations Fund

                                Investment Adviser:
                                Capitoline Investment Services Incorporated


The U.S. Government Securities Money Fund and the Prime Obligations Fund (the "Funds") are money market funds that offer to qualified individual or institutional customers that have a Cash Advantage Portfolio or Liquid Asset Manager account with Capitoline Investment Services Incorporated or Crestar Bank or other institutions having a selling agreement with the Funds' distributor a convenient means of investing in professionally managed diversified portfolios of short-term, high quality securities.


THE SHARES OFFERED HEREBY ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING CRESTAR BANK OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL.


AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. The Funds are separate series of The Arbor Fund. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 31, 1996, has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



May 31, 1996



PH02/81909.8

                                                        EXPENSE SUMMARY

================================================================================================================================



ANNUAL OPERATING EXPENSES                                                U.S.
(As a percentage of average net assets)                               Government                         Prime
                                                                      Securities                      Obligations
                                                                      Money Fund                         Fund
--------------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver) (1)                                     .06%                            .04%
12b-1 Fees                                                               None                            None
Other Expenses (after fee waiver) (1)                                    .14%                            .15%
--------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver) (2)                          .20%                            .19%
================================================================================================================================

(1) The Adviser and the Administrator have agreed to waive, on a voluntary basis, portions of their respective fees so that total operating expenses do not exceed .20%. The Adviser and the Administrator each reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, the advisory fees and other expenses (including the Administrator's fees) for each Fund would be .28%.
(2) Absent the voluntary fee waivers described above, total operating expenses would be .37% for the U.S. Government Securities Money Fund and .40% for the Prime Obligations Fund. Additional information may be found under "The Adviser," "The Administrator" and "The Distributor."




EXAMPLE
================================================================================================================================
                                                                              1 yr.        3 yrs.       5 yrs.       10 yrs.
================================================================================================================================

An investor would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
U.S. Government Securities Money Fund                                          $2            $6           $11          $26
Prime Obligations Fund                                                         $2            $6           $11          $26
================================================================================================================================


The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in a Fund. A person who purchases shares through a financial institution may be charged separate fees by that institution. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                                             The Arbor Fund


The following information has been audited by Price Waterhouse LLP, the Trust's independent accountants, as indicated in their report dated March 8, 1996 on the Trust's financial statements as of January 31, 1996 included in the Trust's Statement of Additional Information under "Financial Statements." Additional performance information is set forth in the 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto.


For a Share Outstanding Throughout the Period.


                                                                        U.S. Government                    Prime
                                                                        Securities Money                Obligations
                                                                              Fund                          Fund
                                                           -------------------------------------------------------------
                                                                 02/01/95           08/01/94(1)         10/25/95(2)
                                                                    to                   to                  to
                                                                 01/31/96             01/31/95            01/31/96
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning................................      $         1.00      $          1.00     $         1.00
------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations                                                                              0.01522
   Net Investment Income..................................             0.05729              0.02508
------------------------------------------------------------------------------------------------------------------------
   Total From Investment Operations.......................             0.05729              0.02508            0.01522
------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends From Net Investment Income...................            (0.05729)            (0.02508)          (0.01522)
------------------------------------------------------------------------------------------------------------------------
   Total Distributions....................................            (0.05729)            (0.02508)          (0.01522)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period............................      $         1.00      $          1.00     $         1.00

========================================================================================================================
Total Return..............................................               5.88%               4.98%*             5.82%*
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)...........................             514,870              579,422            382,632
========================================================================================================================
Ratios and Supplemental Data:
Ratio of Expenses to Average Net Assets...................               0.20%               0.20%*             0.20%*
Ratio of Expenses to Average Net Assets
(Excluding Fee Waivers)...................................               0.37%               0.38%*             0.40%*
Ratio of Net Investment Income to Average Net
Assets....................................................               5.72%               4.98%*             5.61%*
Ratio of Net Investment Income to Average Net
Assets (Excluding Fee Waivers)............................               5.55%               4.80%*             5.41%*
========================================================================================================================
(1) Commenced operations on August 1, 1994.
(2) Commenced operations on October 25, 1995.
* Annualized


THE FUNDS AND THE TRUST

This Prospectus offers shares of the U.S. Government Securities Money Fund and the Prime Obligations Fund (the "Funds"), both diversified portfolios. The Funds are separate investment portfolios of The Arbor Fund (the "Trust"), an open-end management investment company.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that either Fund will achieve its investment objective or be able to maintain a stable net asset value.

Each Fund also intends to comply with regulations of the Securities and Exchange Commission (the "SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on each Fund's investments. Under these regulations, each Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have maturities of 397 days or less.

U.S. Government Securities Money Fund

The U.S. Government Securities Money Fund will invest solely in (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; (iii) repurchase agreements involving any of the foregoing obligations; and (iv) shares of registered money market companies that invest in the foregoing.

Prime Obligations Fund


The Prime Obligations Fund will invest in: (i) U.S. Treasury Obligations, (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; (iii) repurchase agreements involving any of the foregoing obligations; (iv) commercial paper of U.S. or foreign issuers; (v) short-term corporate obligations of U.S. or foreign issuers; (vi) certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks, foreign branches of such banks and domestic and foreign branches of foreign banks; (vii) obligations of foreign governments and their agencies; (viii) obligations of supranational entities; and (ix) custodial receipts representing investments in component parts of U.S. Treasury Obligations. The Fund also may purchase the securities of other registered money market investment companies to the extent permitted by applicable law, and may purchase bank investment contracts and guaranteed investment contracts in aggregate amounts up to 5% of its total assets.


The Fund will invest only in those obligations of U.S. and foreign banks that meet the following quality standards: (a) investments in the obligations of U.S. banks (including their foreign branches) are limited to those banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government, provided, however, that the Fund may invest in certificates of deposit issued by banks insured by the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, if the Fund at no time owns more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest that in the future may be fully covered by FDIC insurance) of any one such issuer; and (b) investments in obligations of U.S. or foreign branches of foreign banks are limited to U.S. dollar denominated obligations of foreign banks that, at the time of investment, have more than $5 billion (or the equivalent in other currencies) in total assets and have branches or agencies in the United States; provided further that these obligations are limited to banks headquartered in and to those branches located in the United Kingdom, France, Germany, Belgium, the Netherlands, Italy,

Switzerland, Denmark, Norway, Sweden, Australia, Japan and Canada. The Fund's investments in foreign government obligations will be limited to those of the governments of the foregoing countries and their respective agencies.

GENERAL INVESTMENT POLICIES

Each Fund also may borrow money in amounts up to 33 1/3% of total assets for temporary or emergency purposes; lend portfolio securities or enter into reverse repurchase agreements, in either case up to 33 1/3% of total assets; purchase securities subject to standby commitments or puts, or on a when-issued or delayed delivery basis; and invest up to 10% of net assets in illiquid securities.

For additional information regarding permitted investments for the Funds, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

INVESTMENT LIMITATIONS AND
FUNDAMENTAL POLICIES

The investment objectives and the following investment limitations are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

A Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law. Money market funds are subject to special diversification requirements. See "Description of Permitted Investments and Risk Factors-Restraints on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, supranational entities will be considered to be a separate industry.

3. Make loans, except that each Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Capitoline Investment Services Incorporated (the "Adviser") acts as investment adviser to the Funds. The Adviser sets investment policies, and continuously reviews, supervises and administers each Fund's investment program. The Adviser discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust.


The Adviser, 919 East Main Street, Richmond, Virginia 23219, was established in 1973. As of January 31, 1996, the Adviser's total assets under management were approximately $11.5 billion, including approximately $1.7 billion in other open-end investment companies.

The Adviser is a wholly-owned subsidiary of Crestar Bank, which is a wholly owned subsidiary of Crestar Financial Corporation. Crestar Financial Corporation is a bank holding company operating in the mid-Atlantic region that had over $17.4 billion in assets as of January 31, 1996.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the U.S. Government Securities Money Fund and at an annual rate of .20% of the average daily net assets of the Prime Obligations Fund. The Adviser and the Administrator have voluntarily agreed to waive a portion of their respective fees to the extent necessary so that the total operating expenses of the U.S. Government Securities Fund do not exceed .20% of the Fund's average daily net assets and the total operating expenses of the Prime Obligations Fund do not exceed .20% of the Fund's average daily net assets. The Adviser and the Administrator each reserves the right to terminate its voluntary fee waivers at any time.


For the fiscal year ended January 31, 1996, the U.S. Government Securities Money Fund and Prime Obligations Fund paid the Adviser an advisory fee of .06% and
 .04%, respectively, of its average daily net assets.


The Glass-Steagall Act restricts the securities activities of banks and banks' affiliates, such as the Adviser, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Funds might have to make other investment advisory arrangements.

THE ADMINISTRATOR AND DISTRIBUTOR

SEI Financial Management Corporation (the "Administrator"), 680 East Swedesford Road, Wayne, Pennsylvania, 19087, a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Funds with administrative services, including fund accounting, all regulatory reporting, necessary office space, equipment, personnel and facilities.


The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .08% of the average daily net assets of each of the Funds. The Administrator and the Adviser have agreed to waive a portion of their respective fees to the extent necessary so that the total operating expenses of the U.S. Government Securities Money Fund and Prime Obligations Fund do not exceed .20% of average daily net assets. The Administrator and the Adviser each reserve the right to terminate its voluntary fee waivers at any time. For the fiscal year ended January 31, 1996, the U.S. Government Securities Money Fund and the Prime Obligations Fund paid the Administrator an administration fee of .04% and .03%, respectively, of its average daily net assets.


SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI and an affiliate of the Administrator, serves as the distributor of each Fund's shares. The Distributor receives no fee for its services.

THE TRANSFER AGENT AND CUSTODIAN

Crestar Bank, 919 East Main Street, Richmond, Virginia 23219 ("Crestar Bank" or the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent also acts as the shareholder servicing agent and custodian of the Funds. As custodian, Crestar Bank holds cash, securities and other assets of the Funds as required by the Investment Company Act of 1940, as amended (the "1940 Act").

HOW TO PURCHASE SHARES

Each Fund is offered to qualified individuals or institutional customers that have a Cash Advantage Portfolio or Liquid Asset Manager account with the Adviser or Crestar Bank or other institutions having a selling agreement with the Distributor. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.

Shares of each Fund may be purchased or redeemed on days on which the New York Stock Exchange and the Federal Reserve wire are open for business ("Business

Days"). Shares of a Fund may not be purchased by wire on federal holidays restricting wire transfers. The minimum initial investment is $10,000,000, unless the Shareholder has, in the opinion of a Fund, adequate intent and availability of funds to reach a future level of investment of $10,000,000. There is no minimum for subsequent purchases. Each Fund reserves the right to reject any purchase order. Share certificates will not be issued.

Fund shares may be purchased by contacting an account executive at the Shareholder's financial institution ("Account Executive") or by calling 1-800-342-5734.

A telephone order will become effective at the price determined at 1:00 p.m. Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 1:00 p.m. Eastern time, and federal funds are received by the Fund by 4:00 p.m. Eastern time, on that day.

In the case of wire orders, Shareholders whose payments are received in or converted into federal funds by 1:00 p.m. Eastern time will become effective at the price determined at 1:00 p.m. Eastern time, and the shares purchased will receive the dividend declared that day. Shareholders whose payments are received in or converted into federal funds after 1:00 p.m. Eastern time will begin to accrue dividends on the following business day.

Initial purchases of Fund shares must be accompanied by an account application which can be obtained from an Account Executive or by calling 1-800-342-5734.

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the purchase order is received and accepted by a Fund. Net asset value per share is determined at 1:00 p.m. on each Business Day, based on the amortized cost method described in the Statement of Additional Information. The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments, using amortized cost valuations, and other assets, less any liabilities, by the total number of outstanding shares of the Fund.


HOW TO REDEEM SHARES

Shareholders may redeem their shares without charge on any Business Day by contacting their Account Executive or by calling 1-800-342-5734. Shares will be redeemed by wire transfer, if requested, or by check. Shares may not be redeemed by wire on federal holidays restricting wire transfers.

Shares may be redeemed by telephone unless the Shareholder has elected not to effect telephone redemptions on the account application. Telephone redemption orders must be placed prior to 1:00 p.m. Eastern time, on any Business Day in order to be effective on such day. If transfer by wire is requested and the order is placed prior to 1:00 p.m. Eastern time, the proceeds of the redemption ordinarily will be transmitted in federal funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later than 1:00 p.m. Eastern time, the shares will receive the dividend on a Fund's shares declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in federal funds on the next Business Day.

Each Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Fund.

Purchase and redemption orders may be made by telephone. Neither a Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. A Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders may wish to consider placing an order by other means.

Other Information Regarding Redemptions

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. In such circumstances, proceeds will be forwarded as soon as payment has been collected for the purchase of such shares, which may take 10 days or more.

Each Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder decreases in value below the minimum initial purchase amount for the shares. Accordingly, a Shareholder purchasing shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if it thereafter redeems any of these shares. Before a Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in its account is less than the minimum amount and will be allowed 60 days to make an additional investment in the Fund in an amount which will increase the value of the account to at least the minimum initial purchase amount.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

The purchase and redemption price is expected to remain constant at $1.00 per share.

PERFORMANCE

From time to time a Fund may advertise its current yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields.

The "current yield" of a Fund refers to the income generated by an investment in the Fund over a stated seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

A Fund may periodically compare performance to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for account level fees.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. State and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of the Funds

A Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to Shareholders.

Tax Status of Distributions

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gains) to Shareholders. Dividends from net investment company taxable income are taxable to Shareholders as ordinary income (whether received in cash or in additional shares) and will not qualify for the corporate dividends-received deduction. Distributions of net capital gains are taxable to Shareholders as long-term capital gains, regardless of the length of time a Shareholder has held its shares. Each Fund will provide annual reports to Shareholders of the federal income tax status of all distributions.

Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders in the year declared if paid by the Fund at any time during the following January.

Income received on direct U.S. Government obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a Shareholder from a Fund provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular states.

A Fund may make investments in securities (such as STRIPS or zero coupon obligations) that bear "original issue discount" or "acquisition discount". The Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Each Fund intends to make sufficient distributions each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of a Fund's shares is a taxable event to the Shareholder.

Income that a Fund derives from obligations of foreign issuers may be subject to foreign withholding taxes. A Fund will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

The Trust

The Trust is an open-end management investment company that has diversified and non-diversified portfolios. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of shares within each portfolio.

All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and are subject to liabilities related thereto.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles the Shareholder of record to one vote. Each portfolio or class will vote separately on matters relating solely to that portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to an Account Executive.

Dividends

Substantially all of the net investment income (exclusive of capital gains) of each Fund is distributed in the form of periodic dividends declared daily and distributed monthly to Shareholders. Currently, capital gains of a Fund, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to their Account Executive at least 15 days prior to the distribution.

Counsel and Independent Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.

DESCRIPTION OF PERMITTED
INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investment practices for one or more of the Funds, and the associated risk factors:

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS - Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with maturities over seven days in length.

OBLIGATIONS OF SUPRANATIONAL ENTITIES - Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

RECEIPTS - Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.


REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event of the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS - Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. However, a taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended, or an exemption from registration.

REVERSE REPURCHASE AGREEMENTS Reverse repurchase agreements are agreements by which a Fund sells securities to financial institutions and simultaneously
                                       11
agrees to repurchase those securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING - In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on Shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STANDBY COMMITMENTS AND PUTS Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS - Time deposits are non- negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time Deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES - Obligations issued or guaranteed by agencies of the U.S. Government and obligations issued or guaranteed by instrumentalities of the U.S. Government. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when- issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.


TABLE OF CONTENTS


EXPENSE SUMMARY.................................................................................................  2
ANNUAL OPERATING EXPENSES.......................................................................................  2
FINANCIAL HIGHLIGHTS............................................................................................  3
THE FUNDS AND THE TRUST.........................................................................................  4
INVESTMENT OBJECTIVE AND POLICIES...............................................................................  4
INVESTMENT LIMITATIONS AND
FUNDAMENTAL POLICIES............................................................................................  5
THE ADVISER.....................................................................................................  5

THE ADMINISTRATOR AND DISTRIBUTOR...............................................................................  6
THE TRANSFER AGENT AND CUSTODIAN................................................................................  6
HOW TO PURCHASE SHARES..........................................................................................  6
HOW TO REDEEM SHARES............................................................................................  7
PERFORMANCE.....................................................................................................  8
TAXES...........................................................................................................  8
GENERAL INFORMATION.............................................................................................  9
DESCRIPTION OF PERMITTED INVESTMENTS
AND RISK FACTORS................................................................................................ 10

                                                         14

Trust:                                                         The Arbor Fund

Funds:                                  U.S. Government Securities Money Fund
                                                       Prime Obligations Fund

Investment Adviser:               Capitoline Investment Services Incorporated

                       Statement of Additional Information


This Statement of Additional Information is not a prospectus. It is intended to provide additional information about the activities and operations of the U.S. Government Securities Money Fund (the "Fund"), a separate series of The Arbor Fund (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus dated May 31, 1996. The Prospectus may be obtained by calling 1-800-342-5734.


                                TABLE OF CONTENTS


THE FUNDS AND THE TRUST.....................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS......................................................S-7
NON-FUNDAMENTAL POLICIES....................................................S-8
THE ADVISER.................................................................S-9
THE ADMINISTRATOR...........................................................S-9
THE DISTRIBUTOR............................................................S-10
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-10
COMPUTATION OF YIELD.......................................................S-13
CALCULATION OF TOTAL RETURN................................................S-13
PURCHASE AND REDEMPTION OF SHARES..........................................S-14
DETERMINATION OF NET ASSET VALUE...........................................S-15
TAXES......................................................................S-15
FUND TRANSACTIONS..........................................................S-17
TRADING PRACTICES AND BROKERAGE............................................S-17
DESCRIPTION OF SHARES......................................................S-19
SHAREHOLDER LIABILITY......................................................S-19
LIMITATION OF TRUSTEES' LIABILITY..........................................S-19
5% SHAREHOLDERS............................................................S-19
EXPERTS....................................................................S-20
FINANCIAL STATEMENTS.......................................................S-20

May 31, 1996

THE FUNDS AND THE TRUST

The Funds are a separate series of The Arbor Fund (the "Trust"). The Trust is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of July 24, 1992 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. Each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares". This Statement of Additional Information relates only to the U.S. Government Securities Money Fund and the Prime Obligations Fund (each a "Fund" and collectively the "Funds").

DESCRIPTION OF PERMITTED INVESTMENTS

Bank Investment Contracts ("BICs")

BICs are contracts issued by U.S. banks and savings and loans institutions. Pursuant to such contracts, the Prime Obligations Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICS are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments. The Fund may invest up to an aggregate amount of 5% of its total assets in BICs and guaranteed investment contracts.

Bank Obligations

The Prime Obligations Fund is not prohibited from investing in obligations of banks that are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Fund by such banks or by their customers will not be a consideration in determining which bank obligations the Fund will purchase. The Fund will not purchase obligations of the Adviser.

Demand Instruments

Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments include variable rate demand notes. Each Fund may invest in demand instruments.

Foreign Securities

The Prime Obligations Fund may invest in certain U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments for the Fund may consist of obligations of foreign branches of U.S. banks and U.S. or foreign branches of foreign banks; provided further that these obligations are limited to banks headquartered in and to those branches located in the United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Australia, Japan and Canada.

Foreign securities may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Government National Mortgage Association ("GNMA") Certificates

Each Fund may invest in securities issued by GNMA, a wholly-owned U.S. Government corporation that guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

Guaranteed Investment Contracts ("GICs")

GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, the Prime Obligations Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments. The Fund may invest not more than 5% of its total assets in GICs and BICs.

Investment Company Shares

Each Fund may invest in shares of other investment companies (including other money market mutual funds), to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations".

Put Transactions (Standby Commitments)

Each Fund reserves the right to engage in put transactions. The Adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put" or "standby commitment". The Funds' ability to put the securities depends on the writer's ability to pay for the securities at the time the Funds exercise the put. The Funds will engage in put transactions only with institutions that the Adviser believes present minimal credit risks, and the Adviser will use its best efforts to determine initially and continue to monitor the financial strength of the sellers of the options in accordance with credit guidelines adopted by the Trust's Board of Trustees. In the event that any writer is unable to honor a put for financial reasons, the Funds would be general creditors (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Funds could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Funds. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Funds could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Funds, the Funds could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put or a standby commitment but the amount paid directly or indirectly for premiums on all puts and standby commitments outstanding will not exceed 0.5% of the Funds' total assets calculated immediately after any such put is acquired.

The Funds will consider the maturity of a security subject to a put to be the first date on which the Funds have the right to demand payment from the writer, even though the final maturity of the security will ordinarily be later than such date.

Repurchase Agreements

Each Fund may enter into repurchase agreements with primary securities dealers recognized by the Federal Reserve Bank of New York or with national member banks as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended. The repurchase agreement will have an agreed-upon price (including principal and interest) and an agreed-upon repurchase date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement; the Adviser, or its designated agent, monitors compliance with this requirement. Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as unsecured creditors and required to return the underlying security to the seller's estate.

Restricted and Illiquid Securities

Each Fund may to the extent consistent with its investment policies invest in restricted securities that are securities in which the Funds may otherwise invest as provided in the Prospectus or this Statement of Additional Information. The Funds may invest up to 10% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper. The Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Securities Lending

Each Fund will normally pay lending fees to broker/dealers in connection with securities loans, and related expenses from the interest earned on invested collateral. Investments made with this collateral are considered to be assets of the Funds and must comply with the Funds' investment limitations. Any securities loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker/dealer affiliate of the Adviser as a broker in these transactions. The Funds may lend securities in an amount up to 33 1/3% of its total assets.

Separately Traded Interest and Principal Securities ("STRIPS")

Each Fund may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate the Funds' investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser will purchase for the Funds only those STRIPS that have a remaining maturity of 397 days or less; therefore, the Funds currently may purchase only interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Funds' assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Funds.

Variable and Floating Rate Obligations


The Funds may invest in variable rate obligations and floating rate obligations (together, "adjustable interest rate obligations"). A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value; the degree to which a variable rate obligation's market value approximates its par value will depend on the frequency of the readjustment of the obligation's interest rate and the length of time that must elapse before the next readjustment. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by a Fund, the Funds may seek to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Funds to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations, and the Funds could, as a result or for other reasons, suffer a loss to the extent of the default. In addition, a variable or floating rate demand obligation with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. Variable or floating rate obligations may be secured by bank letters of credit.


For the Funds, variable and floating rate obligations will be deemed to have maturities as follows:

             1. A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, will be deemed by the Funds to have a maturity equal to the period remaining until the next readjustment of the interest rate.

             2. A variable rate obligation that is subject to a demand feature will be deemed by the Funds to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

             3. A floating rate obligation that is subject to a demand feature will be deemed by the Funds to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, an obligation is "subject to a demand feature" where the Funds are entitled to receive the principal amount of the obligation either at any time on no more than thirty days' notice or at specified intervals not exceeding thirteen months and upon no more than thirty days notice.

Each Fund may invest in variable rate master demand notes, which may or may not be backed by bank letters of credit. These variable rate obligations permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

Zero Coupon Obligations

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically. The Funds currently intend to invest no more than 5% of its net assets in zero coupon obligations.

DESCRIPTION OF RATINGS

Description of Commercial Paper Ratings

The following descriptions are summaries of published ratings.

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 + and 2, 1 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of the "highest" quality and "higher" quality respectively on the basis of relative repayment capacity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch Investors Service, Inc. ("Fitch"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small. The designation A1 by IBCA, Inc. ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INVESTMENT LIMITATIONS
Fundamental Policies

Each Fund is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the Funds. A "majority of the outstanding shares" of the Funds means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Funds present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Funds are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Funds. The following investment limitations are in addition to those set forth in the Funds' Prospectus.

Pursuant to these investment restrictions, the Funds will not:

1.   Invest in companies for the purpose of exercising control.

2. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Funds shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (2) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending or reverse repurchase agreements.

4. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to its permitted investments, the Funds may invest in companies that invest in real estate, commodities or commodities contracts and the Prime Obligations Fund may purchase commodities contracts relating to financial futures contracts and options on such contracts.

5. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Funds may obtain short-term credits as necessary for the clearance of security transactions; this limitation shall not prohibit short sales "against the box".

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a Fund security.

7. Purchase securities of other investment companies, except as permitted by the 1940 Act, and the rules and regulations thereunder.

8. Issue senior securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

Non-Fundamental Policies

The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

1.   The Funds may not invest in warrants.

2. The Funds may not invest in illiquid securities in an amount exceeding, in the aggregate, 10% of its net assets.

3. The Funds may not purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

4. The Funds may not invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

5. A Fund may not purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or municipal securities which are rated by at least two nationally recognized bond rating services. This restriction shall not apply to investments a Fund may make in asset-backed securities and in other investment companies, as described in the appropriate Prospectus.

Except as specifically noted above, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

The Trust and Capitoline Investment Services Incorporated ("Capitoline" or the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any jurisdiction in which shares of the Fund are qualified for offer and sale, the Adviser will bear the amount of such excess.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of each Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust.


For the fiscal years ended January 31, 1995 and January 31, 1996, the Funds paid the following advisory fee:

================================================================================================================================
                 Fund                                   Fees Paid (000)                            Fee Waivers (000)
                                       -----------------------------------------------------------------------------------------
                                                 1995                    1996                  1995                1996
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities                       $150                    $236                  $402                $207
Money Fund
--------------------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund                             *                      $44                    *                  $47
================================================================================================================================


*  Not in operation during such period.

THE ADMINISTRATOR

SEI Financial Management Corporation serves as administrator (the "Administrator") to the Funds pursuant to an Administration Agreement (the "Administration Agreement") with the Trust. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement shall remain in effect for an initial period of four years and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.


The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.


THE DISTRIBUTOR

SEI Financial Services Company serves as distributor (the "Distributor") to the Trust pursuant to a distribution agreement (the "Distribution Agreement"). The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

TRUSTEES AND OFFICERS OF THE TRUST


The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, PA 19087-1658. Certain officers of the Trust also serve as Trustees and/or officers of The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Rembrandt Funds(R), 1784 Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid

Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust, each of which is an open-end management investment company.

ROBERT A. NESHER - Trustee* - Date of Birth: 8/17/46. 8 South Street, Kennebunkport, ME 04046. Retired since 1994. Director, Executive Vice President of SEI Corporation (1986-1994). Director and Executive Vice President of SEI and the Administrator and the Distributor (1981-1994).

JOHN T. COONEY - Trustee** - Date of Birth: 1/20/27. 569 N. Post Oak Lane, Houston, TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A. (1989-1992), and MTrust Corp. (1985-1989).

WILLIAM M. DORAN - Trustee* - Date of Birth: 5/26/40. 2000 One Logan
Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP (law firm). Counsel to SEI, the Trust, Administrator and Distributor (1990-present). Director and Secretary of SEI.

FRANK E. MORRIS - Trustee** - Date of Birth: 12/30/23 . 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College since 1989. President, Federal Reserve Bank of Boston (1968-1988).

ROBERT A. PATTERSON - Trustee** - Date of Birth: 11/5/17. 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp. Member and Treasurer, Board of Trustees of Grove City College.

GENE PETERS - Trustee** - Date of Birth: 6/3/29. 943 Oblong Road,
Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978.

JAMES M. STOREY - Trustee** - Date of Birth: 4/12/31. Ten Post Office
Square South, Boston, MA 02109. Retired since 1993. Formerly Partner of Dechert Price & Rhoads (law firm).

DAVID G. LEE - President, Chief Executive Officer - Date of Birth: 4/16/52. Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor (1991-1993). President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Date of Birth:
10/18/53. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Date of Birth:
4/15/61. Senior Vice President and General Counsel of SEI, the Administrator and the Distributor, and Assistant Secretary of SEI since 1994. Secretary of the Administrator and the Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor (1992-1994). Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

JEFFREY A. COHEN, CPA - Controller, Chief Financial Officer - Date of
Birth: 4/22/61. Vice President, International and Domestic Funds Accounting, SEI Corporation since 1991. Audit Manager, Price Waterhouse prior to 1991.

KATHRYN L. STANTON - Vice President, Assistant Secretary - Date of Birth:
11/18/58. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm) (1989-1994).

JOSEPH M. LYDON - Vice President, Assistant Secretary - Date of Birth:
9/27/59. Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Advisor, Dreman Value Management and President of Dreman Financial Services, Inc. prior to 1995.

TODD CIPPERMAN - Vice President, Assistant Secretary - Date of Birth:
2/14/66. Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

RICHARD W. GRANT - Secretary - Date of Birth: 10/25/45. 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP (law firm), Counsel to SEI, the Trust, Administrator and the Distributor (1990-present).

---------------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as the term is defined in the 1940 Act.

** Messrs. Cooney, Morris, Patterson, Peters and Storey serve on the Audit
   Committee of the Trust.


The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. For the fiscal year ended January 31, 1996, the Trust paid the unaffiliated Trustees aggregate fees of $61,924.25.


                               COMPENSATION TABLE

================================================================================================================================
Name of Person,           Aggregate                 Pension or Retirement     Estimated Annual          Total Compensation
Position                  Compensation From         Benefits Accrued as       Benefits Upon             From Registrant and
                          Registrant                Part of Fund              Retirement                Fund Complex Paid
                                                    Expenses                                            to Trustees for the
                                                                                                        Fiscal Year Ended
                                                                                                        January 31, 1996(1)
--------------------------------------------------------------------------------------------------------------------------------
John T. Cooney,           $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Patterson,      $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Gene Peters, Trustee      $12,384.82                N/A                       N/A                       $12,384.82
--------------------------------------------------------------------------------------------------------------------------------
Frank E. Morris,          $12,384.82                N/A                       N/A                       $12,384.82
Trustee
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher,         $0                        N/A                       N/A                       $0
Trustee*
--------------------------------------------------------------------------------------------------------------------------------
William M. Doran,         $0                        N/A                       N/A                       $0
Trustee*
--------------------------------------------------------------------------------------------------------------------------------
James M. Storey,          $12,384.82                N/A                       N/A                       $12,384.82
Trustee
================================================================================================================================


1 Total Compensation for service on one board.

* A Trustee who is an "interested person" as defined in the 1940 Act.

COMPUTATION OF YIELD

From time to time a Fund may advertise its "current yield" and "effective compound yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of a Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of a Fund is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return, according to the following formula:

             Effective Yield = [(Base Period Return + 1)365/7] - 1.

The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.


For the seven-day period ended January 31, 1996, the U.S. Government Securities Money Fund had a current yield of 5.41% and an effective yield of 5.55% and the Prime Obligations Fund had a current yield of 5.47% and an effective yield of 5.62%.


The yield of the a Fund fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

Yields are one basis upon which shareholders may compare a Fund with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments. A Fund also may compare its performance or the performance of securities in which it may invest to IBC/Donoghue's MONEY FUND AVERAGES(TM), which monitors the performance of taxable and tax-free money market funds. This index, which assumes reinvestment of distributions, is published by IBC/Donoghue's MONEY FUND REPORT(R) of Ashland, Massachusetts 01721.

CALCULATION OF TOTAL RETURN

From time to time, a Fund may advertise total return. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

                                P (1 + T)n = ERV

    where     P       =    a hypothetical initial payment of $1,000
              T       =    average annual total return
              n       =    number of years
              ERV     =    ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the designated time period as of the end of such period.


Based on the foregoing, the average annual total return for the U.S. Government Securities Money Fund and the Prime Obligations Fund from inception through January 31, 1996 and for the one, five and ten year periods ended January 31, 1996 were as follows:

===============================================================================================================
              Fund                        Class                      Average Annual Total Return
                                                       --------------------------------------------------------
                                                             One         Five         Ten          Since
                                                            Year         Year        Year        Inception
---------------------------------------------------------------------------------------------------------------
U.S. Government                    Class A                 5.88%         *           *           5.63%
Securities Money Fund
---------------------------------------------------------------------------------------------------------------
Prime Obligations Fund             Class A                 *             *           *           5.82%
===============================================================================================================

*Not in operation during such period.


PURCHASE AND REDEMPTION OF SHARES

Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of disposal or valuation of each Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trust also reserves the right to suspend sales of shares of each Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of a Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for each Fund. Such procedures include the determination of the extent of deviation, if any, of a Fund's current net asset value per share calculated using available market quotations from a Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 0.5%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if a Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

TAXES


The information set forth in the Prospectus and the following is only a summary of certain federal income tax considerations generally affecting each Fund and its shareholders, and is not intended as a substitute for careful tax planning. No attempt has been made to present a detailed explanation of the income tax treatment of each Fund or its shareholders. Shareholders and potential purchasers of shares are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

The Funds


The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. Shareholders will be advised annually as to certain federal income tax consequences of distributions made during the year.

It is the policy of each Fund to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies; or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; (2) derive less than 30% of its gross income each taxable year from the sale or other disposition of certain assets held for less than three months ("Short-Short Limitation"), including stock and securities; options, futures or forward contracts (other than on foreign currencies); or foreign currencies (including options, futures or forward contracts on such currencies) if not directly related to the Fund's principal business of investing in stocks and securities; and (3) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Fund may engage in short-term trading and in certain hedging transactions and may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to shareholders, provided the Fund distributes at least (a) 90% of its "investment company taxable income" (generally, net investment income plus net short-term capital gain) and (b) 90% of its net tax-exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).


If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporated tax rates without any deduction for distributions to its shareholders and all such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividend received deduction for corporate shareholders.


If a Fund fails to distribute in a calendar year at least the sum of 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term gain over short and long term capital losses) for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the year declared for tax purposes.

In certain cases, a Fund will be required to withhold and remit to the U.S. Treasury 31% of any distribution paid to an individual or certain other non-corporate shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding by the Internal Revenue Service, or (3) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.



Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss which will be long-term if the Share has been held for more than one year and otherwise will be short-term. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of a Fund which have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.


Additional Information Concerning State Taxes


A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a regulated investment company for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Shareholders are urged to consult with their tax advisors regarding whether, and under what conditions such exemption is available.



FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.


For the fiscal year ended January 31, 1996, the U.S. Government Securities Money Fund and the Prime Obligations Fund did not pay any brokerage commissions.


TRADING PRACTICES AND BROKERAGE

The Adviser may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to the Adviser and its affiliates in advising the Funds and other clients, provided that it shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Funds and for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of the Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Funds. Purchase and sale orders for the Funds may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results for the Funds.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Adviser places all orders for the purchase and sale of portfolio securities for the Funds through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for the Funds the best price and execution available. In seeking the best price and execution, the Adviser, having in mind a Fund's best interest, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market process and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research, statistical, and quotation services from many broker-dealers with which it places the Fund's transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The fee paid by each Fund to the Adviser is not reduced because the Adviser and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the Adviser a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Fund to pay any such greater commissions the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Funds or its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may place orders with broker/dealers which have agreed to defray certain Fund expenses such as custodian fees.

It is expected that each Fund may execute brokerage or other agency transactions through the Distributor or a registered broker/dealer affiliate of the Adviser for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the Securities and Exchange Commission. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor or affiliate of the Adviser by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". In addition, a Fund may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to that Fund or payment of certain Fund expenses (e.g., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of the Fund, and to divide or redivide any unissued shares of the Trust into one or more additional series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's shares will be fully paid and non-assessable, subject only to the possibility of shareholder liability described in the following section. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS


As of March 1, 1996, the following person were the only persons who were record owners (to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.


     U.S. Government Securities Money Fund: Crestar Bank, P.O. Box 26665, Richmond, VA 23261, 93%; Crestar Securities Corporation, P.O. Box 498, Richmond, VA 23204, 7%.


     Prime Obligations Fund: Crestar Bank, P.O. Box 26665, Richmond, VA 23261, 99%.


EXPERTS

The financial statements in this Statement of Additional Information have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS


Following are the audited financial statements of the U.S. Government Securities Money Fund for the fiscal year ended January 31, 1996, and the Report of Independent Accountants of Price Waterhouse LLP dated March 8, 1996, relating to the financial statements, including the financial highlights of the Fund. The Prime Obligations Fund had not commenced operations as of January 31, 1996.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees
U.S. Government Securities Money Portfolio and
Prime Obligations Portfolio of The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Securities Money Portfolio and Prime Obligations Portfolio of The Arbor Fund (hereafter referred to as the "Fund") at January 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Philadelphia, PA
March 8, 1996

STATEMENT OF NET ASSETS                                           THE ARBOR FUND
January 31, 1996

   Face
  Amount                                                                   Value
   (000)  U.S. GOVERNMENT SECURITIES MONEY FUND                            (000)
-------------------------------------------------------------------------------
          U.S. TREASURY OBLIGATION -- 1.9%
          U.S. Treasury STRIPS
$10,000     5.670% (DAGGER), 05/15/96.................................   $ 9,840
-------------------------------------------------------------------------------
                     Total U.S. Treasury Obligation
                          (Cost $9,839,901)...........................     9,840
-------------------------------------------------------------------------------
          U.S. GOVERNMENT AGENCY OBLIGATIONS -- 68.7%
          FFCB
 15,000     6.120%, 02/08/96 .........................................    15,000
 25,000     5.630%, 03/01/96 .........................................    25,000
 20,000     5.400%, 12/02/96 .........................................    19,982
          FHLB
  5,000     5.575%, 06/12/96 .........................................     4,998
 15,000     6.000%, 08/07/96 .........................................    15,000
  5,000     6.000%, 08/16/96 .........................................     5,000
 20,000     5.520%, 01/09/97 .........................................    20,000
          FHLB Callable 02/11/96 @ 100
 25,000     5.825%, 11/11/96 .........................................    25,000
          FHLB Callable 04/10/96 @ 100
 20,000     5.430%, 01/10/97 .........................................    20,000
          FHLB Callable 04/17/96 @ 100
  2,500     5.415%, 01/17/97 .........................................     2,500
          FHLMC
 10,000     4.200%, 09/09/96 .........................................     9,922
          FHLMC Discount Note
 10,000     5.220%, 04/25/96 .........................................     9,878
          FNMA
 10,000     9.350%, 02/12/96 .........................................    10,010
  5,000     6.430%, 04/18/96 .........................................     5,000
 30,000     5.370%, 02/21/97 (A) .....................................    29,984
          FNMA Callable 02/01/96 @ 100
  5,000     8.610%, 02/01/00 .........................................     5,000
          FNMA Discount Note
 15,000     5.520%, 02/08/96 .........................................    14,984
 10,000     5.450%, 05/02/96 .........................................     9,862
 10,000     5.520%, 04/04/96 .........................................     9,903
          SLMA
  4,000     6.831%, 02/21/96 .........................................     4,001
 15,000     5.310%, 09/23/96 (A) .....................................    15,000
 20,000     5.380%, 08/02/99 (A) .....................................    19,980
          Tennessee Valley Authority
 13,000     4.375%, 03/04/96 .........................................    12,986
  9,990     4.600%, 12/15/96 .........................................     9,912
          Tennessee Valley Authority Discount Note
 15,000     5.200%, 04/25/96 .........................................    14,818
          World Bank Discount Note
 20,000     5.700%, 02/13/96 .........................................    19,963
--------------------------------------------------------------------------------
              Total U.S. Government Agency Obligations
                (Cost $353,683,882)...................................   353,683
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (continued)                               THE ARBOR FUND
January 31, 1996

   Face
  Amount                                                                   Value
   (000)    U.S. GOVERNMENT SECURITIES MONEY FUND (continued)              (000)
-------------------------------------------------------------------------------

          REPURCHASE AGREEMENTS -- 29.1%
          First Boston Securities, 6.00%, dated 01/31/96,
            matures 02/01/96, repurchase price $24,004,000
            (collateralized by various FHLB obligations,
            ranging in par value $3,640,000-$3,775,000,
            rates 7.500%-7.600%, maturities 09/30/10-11/08/00;
            FNMA obligations, ranging in par value $4,735,000-
            $10,380,000, rates 6.550%-7.930%, maturities
$ 24,000    09/12/05-02/14/25, total market value  $24,603,713).......  $ 24,000

          Greenwich Securities, 5.95%, dated 01/31/96,
            matures 02/01/96, repurchase price $102,812,990
            (collateralized by various FHLMC obligations,
            ranging in par value $14,700,000-$53,815,000, rates
            5.125%-8.000%, maturities 09/15/06-04/15/22, total
 102,796    market value $104,853,724)................................   102,796

          Nomura Securities, 5.95%, dated 01/31/96, matures
            02/01/96, repurchase price $23,192,833 (collateralized
            by various FHLMC obligations, ranging in par value
            $5,582,900-$90,650,000, rates 2.650%-6.158%, maturities
            07/15/20-10/01/23;FNMA obligations, ranging in par value
            $144,000-$20,336,486, rates 0.000%-8.176%, maturities
  23,189    05/01/21-04/25/22, total market value $23,652,324)........    23,189
 ------------------------------------------------------------------------------
                   Total Repurchase Agreements
                    (Cost $149,984,564)...............................   149,985
-------------------------------------------------------------------------------
                   Total Investments--99.7%
                    (Cost $513,508,347)...............................   513,508
-------------------------------------------------------------------------------
          OTHER ASSETS AND LIABILITIES -- 0.3%
          Other Assets and Liabilities, Net ..........................     1,362
-------------------------------------------------------------------------------
          NET ASSETS:
          Portfolio shares (unlimited authorization-- no par value)
            based on 514,884,536 outstanding shares of beneficial
           interest...................................................   514,884
          Realized Loss on Investments ...............................       (14)
-------------------------------------------------------------------------------
                   Total Net Assets (100.0%)..........................  $514,870
===============================================================================
                   Net Asset Value, Offering Price and Redemption
                     Price Per Share..................................     $1.00
===============================================================================

FFCB   -- Federal Farm Credit Bank
FHLB   -- Federal Home Loan Bank
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
SLMA   -- Student Loan Marketing Association
STRIPS -- Separately Traded Registered Interest and Principal of Securities
(A) Variable Rate Security -- The rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.
(DAGGER)  Effective yield

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS (continued)                               THE ARBOR FUND
January 31, 1996

   Face
  Amount                                                                  Value
   (000)    PRIME OBLIGATIONS FUND                                        (000)
-------------------------------------------------------------------------------
          COMMERCIAL PAPER -- 69.9%
          AT&T
$ 14,000    5.460%, 05/02/96..........................................  $ 13,807
          AT&T Capital
   4,700    5.480%, 04/04/96..........................................     4,655
          Chase Manhattan Bank
   9,000    5.380%, 05/09/96..........................................     8,868
          CIESCO
  20,000    5.610%, 02/28/96..........................................    19,916
          Daimler Benz
  15,000    5.500%, 03/29/96..........................................    14,869
          Enterprise Funding
   7,607    5.680%, 02/15/96..........................................     7,590
  10,000    5.822%, 02/21/96..........................................     9,969
          E.I. Du Pont de Nemours
  10,000    5.470%, 05/09/96..........................................     9,851
  10,000    5.400%, 05/23/96..........................................     9,832
          First Boston (A)
  20,000    5.450%, 07/11/96..........................................    20,000
          General Electric Capital
  20,000    5.520%, 04/04/96..........................................    19,807
          Guangdong Enterprises
  15,000    5.540%, 05/01/96..........................................    14,792
          Hanson PLC
   9,450    5.660%, 02/09/96..........................................     9,438
  10,000    5.650%, 02/22/96..........................................     9,967
          International Nederlanden
  15,000    5.610%, 03/05/96..........................................    14,923
   6,000    5.600%, 03/15/96..........................................     5,960
          NationsBank
  17,000    5.640%, 02/13/96..........................................    16,968
          Stellar Capital
  17,421    5.380%, 06/21/96..........................................    17,054
          Strategic Asset Funding
  19,800    5.370%, 04/30/96..........................................    19,537
          Svenska Handelsbanken
   5,000    5.560%, 03/11/96..........................................     4,970
  15,000    5.270%, 04/26/96..........................................    14,813
-------------------------------------------------------------------------------
                Total Commercial Paper (Cost $267,586,116) ...........   267,586
-------------------------------------------------------------------------------
          CORPORATE OBLIGATION -- 3.9%
          Exxon Capital
  15,000    7.750%, 02/14/96..........................................    15,009
-------------------------------------------------------------------------------
                Total Corporate Obligation (Cost $15,008,833).........    15,009
-------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (concluded)                               THE ARBOR FUND
January 31, 1996

   Face
  Amount                                                                   Value
   (000)  PRIME OBLIGATIONS FUND (continued)                               (000)
-------------------------------------------------------------------------------

          CERTIFICATES OF DEPOSIT -- 11.8%
          First Alabama Bank
 $20,000    5.330%, 07/09/96..........................................  $ 20,000
          National Bank of Detroit
   5,000    5.850%, 06/05/96..........................................     5,001
          Sanwa Bank
  10,000    5.600%, 04/05/96..........................................    10,000
  10,000    5.550%, 09/30/96..........................................    10,003
-------------------------------------------------------------------------------
                Total Certificates Of Deposit
                  (Cost $45,004,384)..................................    45,004
-------------------------------------------------------------------------------
          BANKERS ACCEPTANCES -- 8.9%
          American Express
   8,000    5.550%, 03/07/96..........................................     7,957
          Bank of Tokyo
  15,000    5.780%, 03/15/96..........................................    14,896
          Mellon Bank
   7,300    5.550%, 03/08/96..........................................     7,260
          NationsBank
   4,100    5.350%, 06/24/96..........................................     4,012
-------------------------------------------------------------------------------
                Total Bankers Acceptances (Cost $34,125,020)..........    34,125
-------------------------------------------------------------------------------
          REPURCHASE AGREEMENT -- 5.5%
          Nomura Securities, 5.95%, dated 01/31/96, matures
            02/01/96, repurchase price $20,896,453 (collateralized
            by various FNMA obligations ranging in par value
            $3,000,000 - $3,750,000, 5.90% - 6.00%, 07/25/08 -
            07/25/15; FHLMC obligations ranging in par value
            $4,850,000 - $8,725,000, 7.50% - 8.00%, 07/15/07 -
  20,893    04/15/22; with total market value of $21,312,316).........    20,893
-------------------------------------------------------------------------------
                   Total Repurchase Agreement (Cost $20,892,763)......    20,893
-------------------------------------------------------------------------------
          CASH EQUIVALENT -- 0.3%
          Dreyfus Government Cash Management Fund
   1,000  ............................................................     1,000
-------------------------------------------------------------------------------
                Total Cash Equivalent (Cost $1,000,000)...............     1,000
-------------------------------------------------------------------------------
                Total Investments--100.3% (Cost $383,617,116).........   383,617
-------------------------------------------------------------------------------
          OTHER ASSETS AND LIABILITIES (-0.3%)
          Other Assets and Liabilities, Net...........................      (985)
-------------------------------------------------------------------------------
          NET ASSETS:
          Portfolio shares (unlimited authorization-- no par
            value) based on 382,631,520 outstanding shares
            of beneficial interest....................................   382,632
-------------------------------------------------------------------------------
                   Total Net Assets (100.0%)..........................  $382,632
===============================================================================
                   Net Asset Value, Offering Price and
                     Redemption Price Per Share.......................     $1.00
===============================================================================

FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
PLC    -- Private Limited Corporation
(A) Variable Rate Security -- The rate reported in the Statement of Net Assets is the rate in effect on January 31, 1996.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                           THE ARBOR FUND
For the Period Ended January 31, 1996

-------------------------------------------------------------------------------
                                                        (IN THOUSANDS)
                                               -------------------------------
                                               U.S. GOVERNMENT        PRIME
                                                 SECURITIES        OBLIGATIONS
                                                 MONEY FUND          FUND(1)
-------------------------------------------------------------------------------
Investment Income:
   Interest Income...........................      $32,824            $6,589
-------------------------------------------------------------------------------
Expenses:
   Management Fees...........................          443                91
   Waiver of Management Fees.................         (207)              (47)
   Investment Advisory Fees..................        1,108               227
   Waiver of Advisory Fees...................         (753)             (181)
   Custodian Fees............................          219                45
   Transfer Agent Fees.......................          166                34
   Professional Fees.........................           30                13
   Registration Fees.........................            5                 1
   Insurance Expense.........................            5                 1
   Directors Fees............................            9                 1
   Printing Fees.............................           11                 1
   Pricing Fees..............................            1                 1
   Amortization of Organizational Cost.......           69                40
-------------------------------------------------------------------------------
     Total Expenses..........................        1,106               227
-------------------------------------------------------------------------------
   Net Investment Income.....................       31,718             6,362
-------------------------------------------------------------------------------
   Net Realized Loss on Investments..........          (14)               --
-------------------------------------------------------------------------------
   Increase in Net Assets Resulting
     from Operations.........................      $31,704            $6,362
===============================================================================

(1) Commenced operations on October 25, 1995

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                THE ARBOR FUND
For the Period Ended January 31, 1996

                                                                                         (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
                                                                               U.S. GOVERNMENT            PRIME
                                                                                 SECURITIES            OBLIGATIONS
                                                                                 MONEY FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                          02/01/95      08/01/94(1)    10/25/95(2)
                                                                         TO 01/31/96    TO 01/31/95    TO 01/31/96
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income..............................................    $  31,718       $  13,742      $ 6,362
   Net Realized Loss on Investments...................................          (14)             --           --
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations......................       31,704          13,742        6,362
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income..............................................      (31,718)        (13,742)      (6,362)
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions..............................................      (31,718)        (13,742)      (6,362)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (all at $1.00 per share):
   Proceeds from Shares Issued........................................    5,309,363       3,724,167    1,497,447
   Reinvestment of Cash Distributions.................................        1,480             640           --
   Cost of Shares Redeemed............................................   (5,375,381)     (3,145,385)  (1,114,815)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Capital
     Share Transactions...............................................      (64,538)        579,422      382,632
---------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets..........................      (64,552)        579,422      382,632
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period..............................................      579,422              --           --
     End of Period....................................................   $  514,870       $ 579,422    $ 382,632
---------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Shares Issued......................................................    5,309,363       3,724,167    1,497,447
   Shares Issued in Lieu of Cash Distributions........................        1,480             640           --
   Shared Redeemed....................................................   (5,375,381)     (3,145,385)  (1,114,815)
===========================================================================================================================

(1) Commenced operations on August 1, 1994
(2) Commenced operations on October 25, 1995

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                              THE ARBOR FUND
For a Share Outstanding Throughout the Period


                                                                                     U.S. GOVERNMENT            PRIME
                                                                                       SECURITIES            OBLIGATIONS
                                                                                       MONEY FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                02/01/95      08/01/94(1)    10/25/95(2)
                                                                               TO 01/31/96    TO 01/31/95    TO 01/31/96
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.........................................    $  1.00        $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
   Net Investment Income.....................................................       0.06           0.03          0.02
---------------------------------------------------------------------------------------------------------------------------
     Total From Investment Operations........................................       0.06           0.03          0.02
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends From Net Investment Income......................................      (0.06)         (0.03)        (0.02)
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions.....................................................      (0.06)         (0.03)        (0.02)
===========================================================================================================================
Net Asset Value, End of Period...............................................    $  1.00        $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------------------
Total Return.................................................................       5.88%          4.98%*        5.82%*
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000)..............................................    514,870        579,422       382,632
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Ratio of Expenses to Average Net Assets......................................       0.20%          0.20%*        0.20%*
Ratio of Expenses to Average Net Assets Excluding Fee Waivers................       0.37%          0.38%*        0.40%*
Ratio of Net Investment Income to Average Net Assets.........................       5.72%          4.98%*        5.61%*
Ratio of Net Investment Income to Average Net Assets
     Excluding Fee Waivers...................................................       5.55%          4.80%*        5.41%*
===========================================================================================================================

(1) Commenced operations on August 1, 1994
(2) Commenced operations on October 25, 1995
*Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                     THE ARBOR FUND
January 31, 1996

1. Organization:

THE U. S. GOVERNMENT SECURITIES MONEY AND PRIME OBLIGATIONS FUNDS (the "Funds") are separate investment portfolios of The Arbor Fund (the "Trust"), an open-end management investment company. The Trust was organized as a Massachusetts Business Trust under a Declaration of Trust dated July 24, 1992. The Prime Obligations Fund had no operations through October 24, 1995 ("commencement of operations") other than those related to organizational matters and the sale of initial shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate only to the U.S Government Securities Money and Prime Obligations Funds. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION--Investment securities held by the Fund are stated at amortized cost, which approximates market value. Under this method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     FEDERAL INCOME TAXES--It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required in the financial statements.

     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized using the accrual method of accounting. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods.

     REPURCHASE AGREEMENTS--The Funds invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Fund may be delayed or limited.

     NET ASSET VALUE PER SHARE--The net asset value per share of the Funds is calculated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and paid monthly to shareholders. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     OTHER--On January 31, 1996 the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes was not significantly different from amounts reported for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS (concluded)                         THE ARBOR FUND
January 31, 1996

3. Administration, Transfer Agent and Distribution Agreements:

The Trust and the Administrator have entered into an administration agreement dated August 1, 1994. Under terms of the Administration Agreement, the Administrator is entitled to a fee which is calculated daily and paid monthly at an annual rate of .08% of the average daily net assets of each Fund. The Administrator and Capitoline Investment Services Incorporated (the "Advisor") have agreed to waive a portion of their respective fees to the extent necessary so that the total operating expenses of the Funds do not exceed an annual rate of .20% of average daily net assets. During the period from February 1, 1995 to January 31, 1996, the Administrator received net administration fees totaling approximately .04% of the average daily net assets of each Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Crestar Bank (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for each Fund. The Transfer Agent also acts as the shareholder servicing agent and custodian of the Funds.

The Trust and SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation and an affiliate of the Administrator, have entered into a distribution agreement (the "Distribution Agreement") dated August, 1, 1994. The Distributor receives no fees for its distribution services under the Distribution Agreement.

4. Investment Advisory Agreement:

The Trust has entered into an investment advisory agreement with the Advisor dated August 1, 1994 under which the Advisor is entitled to a fee which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. During the period from February 1, 1995 to January 31, 1996, the Advisor received net fees totaling approximately .06% and
 .04% of the average daily net assets for U.S. Government Securities Money and Prime Obligations Funds, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. The Advisor is a wholly-owned subsidiary of Crestar Bank, which is a wholly-owned subsidiary of Crestar Financial Corporation.

5. Organizational Costs and Transactions with Affiliates:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees for organizational work performed by a law firm of which an officer of the Funds is a partner.

Certain officers and Trustees of the Trust are also officers of the Administrator and/or Distributor. Such officers and Trustees are paid no fees by the Trust for serving in their respective roles.

6. Concentration of Credit Risk

The Funds invest primarily in money market instruments maturing in one year or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, state or region.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by Crestar Bank, the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.





                            PART C: OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

         (a)    Financial Statements

               (1) Audited Financial Statements for the Golden Oak Diversified Growth Portfolio, Golden Oak Intermediate-Term Income Portfolio and Golden Oak Prime Obligation Money Market Portfolio of the Registrant for the fiscal period ended January 31, 1996, included in the Statement of Additional Information, filed as part of this Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (No. 33-50718) as filed with the Securities and Exchange Commission on March 28, 1996 are included herein.

               (2) Audited Financial Statements for the California Tax Exempt Portfolio and Institutional Tax Free Portfolio (the "PIMC Portfolios") for the fiscal period ended January 31, 1996, included in the Statement of Additional Information, filed as part of this Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (No. 33-50718) as filed with the Securities and Exchange Commission on March 28, 1996 are included herein.

               (3) Audited Financial Statements for the OVB Prime Obligations Portfolio, OVB Capital Appreciation Portfolio, OVB Emerging Growth Portfolio, OVB Government Securities Portfolio and OVB West Virginia Tax-Exempt Income Portfolio (the "OVB Portfolios") for the fiscal period ended January 31, 1996, included in the Statement of Additional Information, filed as part of this Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (No. 33-50718) as filed with the Securities and Exchange Commission on March 28, 1996 are included herein.

               (4) Audited Financial Statements for the U.S. Government Securities Money Fund for the fiscal period ended January 31, 1996, included in the Statement of Additional Information, filed as part of this Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (No. 33-50718) as filed with the Securities and Exchange Commission on March 28, 1996 are included herein.

         (b)    Additional Exhibits


                  (1)        Registrant's Agreement and Declaration of
                             Trust.1
                  (2)        Registrant's By-Laws.1
                  (3)        Not Applicable
                  (4)        Not Applicable
                  (5)  (a)   Administration Agreement between
                             Registrant and SEI Financial Management Corporation
                             with Schedule dated January 28, 1993 for the Golden
                             Oak Portfolios and forms of Schedule for the
                             California Tax Exempt Portfolio and Institutional
                             Tax Free Portfolio.4
                  (5)  (b)   Investment Advisory Agreement between the
                             Registrant and Citizens Commercial and
                             Savings Bank with respect to the Golden
                             Oak Diversified Growth Portfolio, the
                             Golden Oak Intermediate-Term Income
                             Portfolio, Golden Oak Michigan Tax Free
                             Bond Portfolio and Golden Oak Prime
                             Obligation Money Market Portfolio.3
                  (5)  (c)   Investment Sub-Advisory Agreement by and
                             among Registrant, Citizens Commercial and
                             Savings Bank and Wellington Management
                             Company with respect to the Golden Oak
                             Prime Obligation Money Market Portfolio.3
                  (5)  (f)   Form of Investment Advisory Agreement
                             between Registrant and Prudential
                             Investment Corporation with respect to
                             the California Tax Exempt Portfolio and
                             the Institutional Tax Free Portfolio.4
                  (5)  (g)   Form of Schedule, relating to the OVB
                             Prime Obligations, OVB Capital
                             Appreciation, OVB Emerging Growth, OVB
                             Government Securities and OVB West
                             Virginia Tax-Exempt Income Portfolios
                             (the "OVB Portfolios"), to Administration
                             Agreement by and between the Registrant
                             and SEI Financial Management Corporation
                             dated as of January 28, 1993.5
                  (5)  (h)   Form of Investment Advisory Agreement between
                             the Registrant and One Valley Bank, National
                             Association with respect to the OVB Portfolios.5
                  (5)  (i)   Form of Investment Sub-Advisory Agreement
                             by and among the Registrant, One Valley
                             Bank, National Association, and
                             Wellington Management Company with
                             respect to the OVB Prime Obligations
                             Portfolio.5
                  (5)  (j)   Form of Investment Advisory Agreement
                             between the Registrant and Capitoline
                             Investment Services, Incorporated with
                             respect to the U.S. Government Securities
                             Money Fund.7
                  (5)  (k)   Form of Schedule relating to U.S.
                             Government Securities Money Fund, to
                             Administration Agreement by and between
                             Registrant and SEI Financial Management
                             Corporation.7
                  (5)  (l)   Form of Schedule B to Investment Advisory
                             Agreement between the Registrant and Citizens
                             Commercial & Savings Bank with respect to Golden
                             Oak Growth and Income Portfolio.8
                  (5)  (m)   Form of Investment Sub-Advisory Agreement
                             by and between Scudder, Stevens & Clark, Inc. with
                             respect to Golden Oak Growth and Income
                             Portfolio.8
                  (5)  (n)   Form of Schedule, relating to Golden Oak Growth
                             and Income Portfolio, to Administration Agreement
                             by and between Registrant and SEI Financial
                             Management Corporation.8
                  (5)  (o)   Administration Agreement between Registrant and
                             SEI Financial Corporation with Schedule dated
                             January 28, 1993 as amended and restated on May 17,
                             1994 for Golden Oak Portfolios, the Prudential
                             Portfolios and the OVB Portfolios.9
                  (5)  (p)   Administration Agreement between Registrant and
                             SEI Financial Management Corporation with Schedule
                             dated August 1, 1994.9
                  (5)  (q)   Form of Schedule to the Investment Advisory
                             Agreement between Registrant and Capitoline
                             Investment Services Incorporated with respect to
                             the Prime Obligations Fund.10
                  (5)  (r)   Form of Schedule relating to the Prime
                             Obligations Fund, to Administration Agreement filed
                             under (5)(p) by and between Registrant and SEI
                             Financial Management Corporation.10
                  (5)  (s)   Form of Investment Advisory Agreement
                             between the Registrant and PNC
                             Institutional Management Corporation with
                             respect to the California Tax-Exempt
                             Portfolio.*
                  (5)  (t)   Form of Investment Advisory Agreement
                             between the Registrant and PNC
                             Institutional Management Corporation with respect to the Institutional Tax Free
                             Portfolio.*

                  (5)  (u)   Investment Sub-Advisory Agreement by and among
                             the Registrant and Citizens Bank and Nicholas-
                             Applegate Capital Management with respect to the
                             Golden Oak Diversified Growth Portfolio.*
                  (6)  (a)   Distribution Agreement between Registrant
                             and SEI Financial Services Company.2
                  (6)  (b)   Transfer Agent Agreement between
                             Registrant and SEI Financial Management
                             Corporation.3
                  (6)  (c)   Transfer Agent Agreement between
                             Registrant and Crestar Bank.9
                  (6)  (d)   Transfer Agent Agreement between
                             Registrant and Supervised Service
                             Company.9
                  (7)        Not Applicable
                  (8)  (a)   Custodian Agreement between Registrant
                             and CoreStates Bank N.A.2
                  (8)  (b)   Form of Custodian Agreement between
                             Registrant and Crestar Bank.7
                  (9)        Not Applicable
                 (10)        Opinion and Consent of Counsel.3
                 (11)        Consent of Independent Accountants.*
                 (12)        Not Applicable
                 (13)        Not Applicable
                 (14)        Not Applicable
                 (15)  (a)   Registrant's Distribution Plan with
                             respect to the Class B shares of the
                             Golden Oak Portfolios( except Golden Oak
                             Growth and Income Portfolio).2
                 (15)  (b)   Registrant's Distribution Plan with
                             respect to the Class B shares of the OVB
                             Portfolios.5
                 (15)  (c)   Form of Registrant's Distribution Plan
                             with respect to the Class B
                             Shares of the Golden Oak Growth and Income
                             Portfolio.8
                 (15)  (d)   Rule 18f-3 Multi-Class Plan.9
                 (16)        Performance Quotation Computation with respect
                             to the Golden Oak Portfolios.3
                 (24)        Powers of Attorney.6

-------------------------------------------
                  *   filed herewith
                  1 Incorporated herein by reference to Registrant's Registration Statement on Form N-1A
                      (No. 33-50718) filed with the Securities
                      and Exchange Commission on August 11, 1992.
                  2   Incorporated herein by reference to Pre-Effective
                      Amendment No. 1 to Registrant's Registration
                      Statement on Form N-1A (No. 33-50718)
                      filed with the Securities and
                      Exchange Commission on October 14, 1992.
                  3 Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange Commission on January 13, 1993.
                  4 Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's

                      Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and
                      Exchange Commission on July 29, 1993.
                  5 Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's
                      Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and
                      Exchange Commission on September 23, 1993.
                  6 Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's
                      Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and
                      Exchange Commission on May 31, 1994.
                  7 Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's
                      Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and
                      Exchange Commission on June 2, 1994.
                  8 Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's
                      Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and
                      Exchange Commission on September 30, 1994.
                  9 Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's
                      Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and
                      Exchange Commission on May 31, 1995.
                  10 Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's
                      Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and
                      Exchange Commission on August 11, 1995.


Item 25. Persons Controlled By or Under Common Control With Registrant

         See the Prospectuses and the Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Corporation which also controls the distributor of the Registrant, SEI Financial Services Company, and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.


Item 26. Number of Holders of Securities As of March 3, 1996:

                                                                           Number of
           Title of Class                                                  Record Holders
           --------------                                                  --------------
           Units of beneficial interest, without par value-
             Golden Oak Diversified Growth Portfolio
                  Class A                                                          6
                  Class B                                                         29
             Golden Oak Intermediate-Term Income Portfolio
                  Class A                                                          6
                  Class B                                                         20
             Golden Oak Michigan Tax Free Bond Portfolio
                  Class A                                                        N/A
                  Class B                                                        N/A
             Golden Oak Prime Obligation Money Market Portfolio
                  Class A                                                          6
                  Class B                                                        101
             Golden Oak Growth and Income
                  Class A                                                        N/A
                  Class B                                                        N/A
             California Tax Exempt Portfolio                                       9
             Institutional Tax Free Portfolio                                      7
             OVB Prime Obligations Portfolio
                  Class A                                                          5

                                       C-5




                  Class B                                                         96
             OVB Capital Appreciation Portfolio
                  Class A                                                          5
                  Class B                                                        280
             OVB Emerging Growth Portfolio
                  Class A                                                          5
                  Class B                                                        266
             OVB Government Securities Portfolio
                  Class A                                                          5
                  Class B                                                        124
             OVB West Virginia Tax-Exempt Income Portfolio
                  Class A                                                          5
                  Class B                                                        163
             US Government Securities Money Fund                                   2
             Prime Obligations Fund                                                2


Item 27. Indemnification:

     Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28. Business and Other Connections of Investment Adviser:


     Other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:




Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------
Citizens Bank (as of 3/28/96):
Victor E. George                            Victor George Oldsmobile, Inc.              Chairman
Chairman                                    Citizens Banking Corporation                Director

Charles R. Weeks                            Citizens Banking Corporation                Chairman
Vice Chairman                               Second National Bank of Saginaw             Director
                                            Wolohan Lumber Co.                          Director

David A. Thomas, Jr.                        Citizens Banking Corporation                Vice Chairman
Director, President, CEO                    National Bank of Royal Oak                  Director

Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------

Edward P. Abbot                             Abbott's Meat, Inc.                         President
Director                                    Citizens Banking Corporation                Director

John W. Ennest                              Citizens Banking Corporation                Vice Chairman, CFO and Treasurer
Director                                    Second National Bank of Saginaw             Director
                                            Commercial National Bank of Berwyn          Chairman

George H. Kossaras                          Spring's Drug Store, Inc.                   President
Director                                    Citizens Banking Corporation                Director

Gerald Schreiber                            Royalite Co.                                Vice President
Director

William C. Shedd                            Winegarden, Shedd, Haley,                   Attorney & Partner
Director                                    Lindholm & Robertson
                                            Citizens Banking Corporation                Director

Joseph G. Shomsky                           Massachusetts Mutual Insurance              Insurance
Director                                    Company

James E. Truesdell                          J. Austin Oil Company of Flint, Inc.        President-Secretary
Director                                    Citizens Banking Corporation                Director

Robert J. Vitito                            Citizens Banking Corporation                President, CEO and CAO
Director                                    Second National Bank of Saginaw             Chairman
                                            State Bank of Standish                      Director
                                            Second National Bank of Bay City            Director
                                            Grayling State Bank                         Director

Kendall B. Williams                         Gault Davison, P.C.                         Attorney & Vice President
Director                                    Citizens Banking Corporation                Director

Ada C. Washington
Director

Gary P. Drainville                          Citizens Banking Corporation                Executive Vice President
Executive Vice President                    Citizens Bank Ypsilanti                     Director

Wayne G. Schaeffer                          Commercial National Bank of Berwyn          Director
Senior Executive Vice President,            Citizens Banking Corporation                Executive Vice President
Chief Financial Officer and Director
Chief Operating Officer

Gordon F. Strayer                           Citizens Bank Fenton                        Director
Executive Vice President                    Region Board

David H. Buick
Senior Vice President


Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------

Dana A. Czmer
Senior Vice President and
Trust Officer

Thomas W. Gallagher                         Citizens Banking Corporation                Senior Vice President, General
Senior Vice President, General                                                          Counsel, Secretary
Counsel, Secretary

Gary O. Clark                               Citizens Bank - Sturgis                     Director
                                            Citizens Banking Corporation                Executive Vice President
                                            Commercial National Bank of Berwyn          President, CEO, Director

Edward P. Majask
Senior Vice President
and Senior Investment Officer

Richard J. Mitsdarfer                       Citizens Banking Corporation                Senior Vice President & General
Senior Vice President                                                                   Auditor
and General Auditor

Edward H. Newman                            Citizens Banking Corporation                Vice President & Assistant Secretary
Senior Vice President,
Cashier & Secretary

Thomas C. Shafer
Senior Vice President

Lawrence G. Southwell
Senior Vice President

Richard T. Albee
Senior Vice President

Stephen I. Swett
Executive Vice President
and Senior Trust Officer

Marilyn K. Allar
Senior Vice President

Daniel E. Bekemeier
Senior Vice President & Controller

Dennis R. Johnston
Senior Vice President

Vicent V. Maysura
Senior Vice President

Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------

Leslie V. Starr
Senior Vice President

Steven C. Futrell                           Citizens Bank - East Lansing
Community President & Director


Richard L. Collier                          Citizens Bank - East Lansing
Director - Retired Surgeon

Marcia G. Jensen                            Citizens Bank - East Lansing
Director                                    Moore-Jensen Associates                     Realtor

William E. Madigan                          Citizens Bank - East Lansing
Director                                    Michigan State Medical Society              Executive Director

Joseph C. Overbeck                          Citizens Bank - East Lansing
Director                                    Motor Wheel Corporation                     Retired President

Richard R. Simonds                          Citizens Bank - East Lansing
Director                                    Michigan State University                   Chairman, Department of Finance
                                                                                        & Insurance

James M. VanTiflin                          Citizens Bank - East Lansing
Director                                    Second National Bank of Saginaw             President, Chief Executive Officer
                                                                                        & Director

Robert L. Critchfield                       Citizens Bank - Fenton
Community President & Director

Richard L. Adams                            Citizens Bank - Fenton
Director                                    Freeway Sports Center, Inc.                 President & Chief Executive Officer

Donald K. Bell                              Citizens Bank - Fenton
Director                                    Dupuis & Ryden                              CPA

Penny J. Fausey                             Citizens Bank - Fenton
Director                                    Penny J. Fausey, CPA                        PC - President

E. Doran Kasper                             Citizens Bank - Fenton
Director                                    Optometrist

William L. Kershaw                          Citizens Bank - Fenton
Director                                    Kersaw Realty                               Realtor

Henry H. Phillips                           Citizens Bank - Fenton
Director                                    Optometrist


Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------

Nicholas A. Popa                            Citizens Bank - Fenton
Director                                    Epic Machine, Inc.                          Chairman

Louis L. Schaedig                           Citizens Bank - Fenton
Director                                    Kundinger Fluid Power                       Executive Vice President

Jeri L. Stileo                              Citizens Bank - Fenton
Director                                    Stiles Insurance Agency                     Owner

Joseph F. Smith                             Citizens Bank - Sturgis
Community President & Director

Dennis O. Baker                             Citizens Bank - Sturgis
Director                                    Owens Products, Inc.                        President & Chief Executive Officer

John E. Brand                               Citizens Bank - Sturgis
Director                                    Sturgis MI                                  Retired City Manager

Paul L. Brothers                            Citizens Bank - Sturgis
Director                                    Surgeon

Lawrence A. Franks                          Citizens Bank - Sturgis
Director                                    Burr Oak Tool & Gauge                       President

Alice M. Happel                             Citizens Bank - Sturgis
Director                                    Burr Oak Township                           Farmer

Lawrence G. Hopkins                         Citizens Bank - Sturgis
Director                                    Retired Bank President

John W. Kirsch                              Citizens Bank - Sturgis
Director                                    Retired Manufacturer

Lawrence Rosenberg                          Citizens Bank - Sturgis
Director                                    Rosenberg-Schipper Funeral Home             President

Melvin G. Scheske                           Citizens Bank - Sturgis
Director                                    CPA

Richard J. DeVries                          Citizens Bank - Ypsilanti
Community President & Director

Sandra J. French                            Citizens Bank - Ypsilanti
Director                                    Cady's Grill                                Owner

Jerry F. Gooding                            Citizens Bank - Ypsilanti
Director                                    Retired Business Owner


Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------

Benjamin P. Koerber                         Citizens Bank - Ypsilanti
Director                                    Retired Bank President

Gary M. Owen                                Citizens Bank - Ypsilanti
Director                                    Governmental Consulting Services            Partner
                                            Information

Edwin L. Pear                               Citizens Bank - Ypsilanti
Director                                    Pear, Sperling, Eggan & Muskovitz           Attorney & Partner

Richard K. Robb                             Citizens Bank - Ypsilanti
Director                                    Dentist

Richard K. Roberts                          Citizens Bank - Ypsilanti
Director                                    Roberts & Freatman                          Attorney & Partner

John C. Shelton                             Citizens Bank - Ypsilanti
Director                                    Retired Physician

Scudder, Stevens & Clark, Inc.:
Stephen R. Beckwith
Director

Lynn S. Birdsong                            The Latin America Income and                Supervisory Director
Director                                    Appreciation Fund N.V.
                                            The Venezuela High Income                   Supervisory Director
                                            Fund N.V.
                                            Scudder Mortgage Fund                       Supervisory Director
                                            Scudder Floating Rate Funds for             Supervisory Director
                                            Fannie Mae Mortgage Securities I & II
                                            Scudder, Stevens & Clark                    Director
                                            (Luxembourg) S.A.
                                            Scudder Funds Trust                         Trustee
                                            The Latin America Dollar Income             President & Director
                                            Fund, Inc.
                                            Scudder World Income Opportunities          President & Director
                                            Fund, Inc.


Nicholas Bratt
Director
                                            Scudder New Europe Fund, Inc.               President & Director
                                            The Brazil Fund, Inc.                       President & Director
                                            The First Iberian Fund, Inc.                President & Director
                                            Scudder International Fund, Inc.            President & Director
                                            Scudder Global Fund, Inc.                   Director
                                            The Korea Fund, Inc.                        President & Director
                                            Scudder New Asia Fund, Inc.                 President & Director


Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------


                                    The Argentina Fund, Inc.                            President
                                    Scudder, Stevens & Clark Corporation                Vice President
                                    Scudder, Stevens & Clark Japan, Inc.                Vice President
                                    Scudder, Stevens & Clark of Canada                  Vice President
                                    Ltd., Toronto, Ontario, Canada

Linda C. Coughlin                   Scudder Investor Services, Inc.                     Director
Director                            AARP Cash Investment Funds                          President & Trustee
                                    AARP Growth Trust                                   President & Trustee
                                    AARP Income Trust                                   President & Trustee
                                    AARP Tax Free Income Trust                          President & Trustee
                                    SFA, Inc.                                           Director

Margaret D. Hadzina
Director


Jerard K. Hartman                   Scudder California Tax Free                         Vice President
Director                            Scudder Equity Trust                                Vice President
                                    Scudder Cash Investment Trust                       Vice President
                                    Scudder Fund, Inc.                                  Vice President
                                    Scudder Global Fund, Inc.                           Vice President
                                    Scudder GNMA Fund                                   Vice President
                                    Scudder Institutional Fund, Inc.                    Vice President
                                    Scudder Portfolio Trust                             Vice President
                                    Scudder International Fund, Inc.                    Vice President
                                    Scudder Investment Trust                            Vice President
                                    Scudder Municipal Trust                             Vice President
                                    Scudder Mutual Funds, Inc.                          Vice President
                                    Scudder New Asia Fund, Inc.                         Vice President
                                    Scudder New Europe Fund, Inc.                       Vice President
                                    Scudder Securities Trust                            Vice President
                                    Scudder State Tax Free Trust                        Vice President
                                    Scudder Funds Trust                                 Vice President
                                    Scudder Tax Free Money Fund                         Vice President
                                    Scudder Tax Free Trust                              Vice President
                                    Scudder U.S. Treasury Money Fund                    Vice President
                                    Scudder Variable Life Investment                    Vice President
                                    Fund
                                    Scudder World Income Opportunities                  Vice President
                                    Fund, Inc.
                                    Scudder Treasurers Trust                            Vice President
                                    The Brazil Fund, Inc.                               Vice President
                                    The Korea Fund, Inc.                                Vice President
                                    The Argentina Fund, Inc.                            Vice President
                                    Scudder, Stevens & Clark of Canada,                 Vice President and
                                    Ltd., Toronto, Ontario, Canada                      Director
                                    The First Iberian Fund, Inc.                        Vice President


                                      C-12


Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------

                                    The Latin America Dollar Income                     Vice President
                                    Fund, Inc.

Richard A. Holt                     Scudder Variable Life Investment Fund               Vice President
Director


Dudley H. Ladd                      Scudder Investor Services, Inc.                     Director
Director                            Scudder Cash Investment Trust                       Vice President & Trustee
                                    Scudder Investment Trust                            Trustee
                                    Scudder Portfolio Trust                             Trustee
                                    Scudder Municipal Trust                             Trustee
                                    Scudder State Tax Free Trust                        Trustee
                                    Scudder U.S. Treasury Money Fund                    Vice President
                                    SFA, Inc.                                           Vice President & Treasurer

Douglas M. Loudon                   Scudder Equity Trust                                Vice President & Trustee
Director                            Scudder Global Fund, Inc.                           Vice President
                                    Scudder Investment Trust                            Vice President
                                    Scudder Mutual Funds, Inc.                          Vice President & Director
                                    Scudder Securities Trust                            Vice President & Trustee
                                    AARP Cash Investment Funds                          Vice President
                                    AARP Growth Trust                                   Vice President
                                    AARP Income Trust                                   Vice President
                                    AARP Tax Free Income Trust                          Vice President
                                    Scudder, Stevens & Clark Corporation                Vice President
                                    Scudder Investor Services, Inc.                     Senior Vice President
                                    Scudder, Stevens & Clark of Canada                  Vice President
                                    Ltd., Toronto, Ontario, Canada
                                    World Capital Fund Luxembourg                       Chairman
                                    NKK - Scudder Capital Asset                         Managing Director
                                    Management Corporation
                                    Scudder, Stevens & Clark Japan, Inc.                Chairman & Director
                                    The Japan Fund, Inc.                                President
                                    Scudder, Stevens & Clark                            Trustee
                                    Supplemental Retirement Income Plan
                                    Scudder, Stevens & Clark Profit                     Trustee
                                    Sharing Plan
                                    Scudder, Stevens & Clark, S.A.,                     Chairman
                                    Luxembourg
                                    Berkshire Farm & Services for Youth                 Director
                                    Investment Counsel Association of                   Board of Governors
                                    America
                                    Canadian High Income Fund                           Chairman
                                    Hot Growth Companies Fund                           Chairman


John T. Packard                     Montgomery Street Income Securities,                President
Director                            Inc.
                                    Scudder Realty Advisors, Inc.                       Director


Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------
                                    PSI Star Corporation                                Director



Juris Padegs                        The Brazil Fund, Inc.                               Chairman of the Board &
Secretary and Director                                                                  Director
                                    Scudder Equity Trust                                Trustee & Vice President
                                    The First Iberian Fund, Inc.                        Chairman of the Board &
                                                                                        Director
                                    Scudder Funds Trust                                 Trustee
                                    Scudder Global Fund, Inc.                           Vice President & Assistant
                                                                                        Secretary
                                    Scudder Investment Trust                            Trustee
                                    Scudder International Fund, Inc.                    Vice President, Assistant
                                                                                        Secretary & Director
                                    The Latin America Dollar Income                     Vice President
                                    Fund, Inc.
                                    Scudder Municipal Trust                             Trustee
                                    Scudder Mutual Funds, Inc.                          Vice President & Assistant
                                                                                        Secretary
                                    Scudder New Europe Fund, Inc.                       Vice President & Director
                                    Scudder Securities Trust                            Trustee
                                    Scudder State Tax Free Trust                        Trustee
                                    Scudder New Asia Fund, Inc.                         Vice President, Assistant
                                                                                        Secretary & Director
                                    Scudder Tax Free Money Fund                         Vice President & Trustee
                                    Scudder Tax Free Trust                              Trustee
                                    The Korea Fund, Inc.                                Chairman of the Board and
                                                                                        Director
                                    The Argentina Fund, Inc.                            Vice President & Director
                                    Scudder, Stevens & Clark of Canada                  Secretary
                                    Ltd., Toronto, Ontario, Canada
                                    Scudder Realty Advisors, Inc.                       Vice President
                                    SFA, Inc.                                           Assistant Secretary
                                    Scudder Investor Services, Inc.                     Vice President & Director
                                    NKK-Scudder Capital Asset                           Assistant Treasurer
                                    Management
                                    Scudder, Stevens & Clark Japan, Inc.                Director and Chairman of the
                                                                                        Board
                                    Scudder, Stevens & Clark Corporation                President & Director
                                    Sovereign High Yield Investment                     Supervisory Director
                                    Company N.V.
                                    President Investment Trust                          Director
                                    Corporation




Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------

Daniel Pierce                       Scudder New Europe Fund, Inc.                       Chairman of the Board and
Chairman of the Board,                                                                  Director
Director & Assistant                California Tax Free Trust                           Trustee
Treasurer                           Scudder Equity Trust                                President & Trustee
                                    The First Iberian Fund, Inc.                        Director
                                    Scudder GNMA Fund                                   President & Trustee
                                    Scudder Portfolio Trust                             President & Trustee
                                    Scudder Funds Trust                                 President & Trustee
                                    Scudder Institutional Fund, Inc.                    President & Director
                                    Scudder Fund, Inc.                                  President & Director
                                    Scudder International Fund, Inc.                    Director
                                    Scudder Investment Trust                            President & Trustee
                                    Scudder Municipal Trust                             Vice President & Trustee
                                    Scudder Mutual Funds, Inc.                          President & Director
                                    Scudder New Asia Fund, Inc.                         Director
                                    Scudder Securities Trust                            President & Trustee
                                    Scudder State Tax Free Trust                        Trustee
                                    Scudder Treasurers Trust                            President & Trustee
                                    Scudder Variable Life Investment                    Vice President & Trustee
                                    Fund
                                    The Brazil Fund, Inc.                               Director
                                    Montgomery Street Income Securities,                Vice President & Assistant
                                    Inc.                                                Treasurer
                                    Scudder Global Fund, Inc.                           Vice President and Director
                                    Scudder Investor Services, Inc.                     Vice President, Director &
                                                                                        Assistant Treasurer
                                    Scudder Service Corporation                         Vice President & Director
                                    Scudder, Stevens & Clark of Canada,                 Chairman of the Board &
                                    Ltd., Toronto, Ontario, Canada                      President
                                    Scudder, Stevens & Clark, Ltd.                      Director
                                    Brigham and Women's Hospital                        Trustee
                                    (hospital) Boston, MA
                                    Fiduciary Trust Company                             Director
                                    Fiduciary Company Incorporated,                     Director
                                    Boston, MA

Cornelia M. Small                   AARP Cash investment Funds                          Vice President
Director                            AARP Growth Trust                                   Vice President
                                    AARP Income Trust                                   Vice President
                                    AARP Tax Free Income Trust                          Vice President




Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------

Edmond D. Villani                   Scudder Global Fund, Inc.                           Chairman of the Board &
President & Director                                                                    Director
                                    Scudder International Fund, Inc.                    Chairman of the Board &
                                                                                        Director
                                    Scudder New Asia Fund, Inc.                         Chairman of the Board &
                                                                                        Director
                                    Scudder Securities Trust                            Trustee
                                    The Argentina Fund, Inc.                            Chairman of the Board &
                                                                                        Director
                                    Scudder Realty Advisors, Inc.                       Director
                                    Scudder Mortgage Fund                               Supervisory Director
                                    The Latin America Dollar Income                     Chairman of the Board &
                                    Fund, Inc.                                          Director
                                    Scudder, Stevens & Clark Japan, Inc.                Director
                                    Scudder World Income Opportunities                  Chairman of the Board &
                                    Fund, Inc.                                          Director








One Valley Bank, National Association:
J. Holmes Morrison                          One Valley Bancorp                          President & Chief
Chairman of the Board                                                                   Executive Officer


Phyllis H. Arnold                           One Valley Bancorp                          Director
Director, President & Chief                 One Valley Bank, N.A.                       President & CEO
Executive Officer

Frederick H. Belden, Jr.                    One Valley Bancorp                          Senior Vice President and
Executive Vice President                                                                Assistant Corporate Secretary

Charles M. Avampato                         Clay Foundation, Inc.                       President
Director                                    One Valley Bancorp                          Director

Robert F. Baronner                          One Valley Bancorp                          Chairman of the Board
Director                                                                                of Directors


Herald R. Baughman                          One Valley Bank, N.A.
Senior Vice President


Gary L. Brown                                                                           Parkerburg Region
Region President

James K. Brown                              Jackson & Kelly                             Attorney, Partner
Director                                    One Valley Bancorp                          Director

Lloyd P. Calvert                            One Valley Bank, N.A.
Senior Vice President

John T. Chambers                            Ravenswood Land Co. and                     President
Director                                    Mt. Alpha Development Co.

                                      C-16


Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------
                                            One Valley Bancorp                          Director

Nelle Ratrie Chilton                        Dickinson Fuel Co.                          Director
Director                                    Terra Co., Inc.                             Director
                                            Terra Care, Inc.                            Director
                                            Terra Salis, Inc.                           Director
                                            TerraSod, Inc.                              Director
                                            One Valley Bancorp                          Director


Anthony N. Ciliberti                        One Valley Bank, N.A.
General Auditor


Bernice J. Deem                             One Valley Bank, N.A.
Senior Vice President

Ray Marshall Evans, Jr.                     Dickinson Co. and                           President
Director                                    Quincy Coal Co.
                                            One Valley Bancorp                          Director

Jane Fleming                                One Valley Bank, N.A.
Senior Vice President

Brian Fox                                   One Valley Bank, N.A.
Senior Vice President

Robert F. Goldsmith                         Cascades Coal Sales, Inc.                   President
Director                                    Sentry Resource                             Executive Vice President
                                            Associates, Inc.

Phillip H. Goodwin                          CAMCARE and Charleston                      President
Director                                    Area Medical Center
                                            One Valley Bancorp                          Director

O. Nelson Jones                             Madison Coal & Supply                       President
Director                                    Company
                                            Amherst Industries, Inc.                    Vice President

William M. Kidd                             One Valley Bank, N.A.
Senior Vice President

Carl E. Little                              One Valley Bank                             Vice Chairman (retired)
Director

Edward H. Maier                             General Corporation                         President
Director                                    One Valley Bancorp                          Director

Roger D. Mooney
Senior Vice President


Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------
John F. Mork                                Eastern American Energy                     President
Director                                    Corp.

Harold E. Neely                             One Valley Bank, N.A.
Senior Vice President

Robert O. Orders, Sr.                       Orders Construction Company                 Chief Executive Officer
Director                                    One Valley Bancorp                          Director

John L. D. Payne                            Payne-Gallatin Mining Co.                   President
Director                                    One Valley Bancorp                          Director

Angus E. Peyton                             Brown & Peyton                              Attorney & Partner
Director                                    American Electric Power                     Director
                                            Co., Inc.
                                            One Valley Bancorp                          Director


Brent D. Robinson                           One Valley Bank Huntington                  President

K. Richard C. Sinclair                      Jefferds Corporation                        President
Director


James C. Smith                              O.V. Smith & Sons of Big                    President
Director                                    Chimney, Inc.
                                            O.V. Smith & Sons, Inc.                     Vice President


Michael W. Stajduhar                        One Valley Bank, N.A.
Senior Vice President


James R. Thomas II                          Carbon Industries, Inc.                     Chairman (retired)
Director

J. Randy Valentine                          One Valley Bank, N.A.
Senior Vice President

Dr. Edwin H. Welch                          University of Charleston                    President
Director                                    One Valley Bank, N.A.

John Henry Wick III                         Dickinson Fuel Co., Inc.
Director                                    Harrison & Bates                            Commercial Realtor (retired)

Thomas D. Wilkerson                         Northwestern Mutual Life                    General Agent
Director                                    Insurance Company                           Director

James D. Williams
Director

James A. Winter                             One Valley Bank, N.A.
Senior Vice President


Name and Position                           Name of                                     Connection with
with Investment Adviser                     Other Company                               Other Company
-----------------------                     -------------                               -------------
Jack B. Young                               One Valley Bank, N.A.
Senior Vice President

Craig L. Zander                             One Valley Bank, N.A.
Senior Vice President

John F. Ziebold                             One Valley Bank, N.A.
Senior Vice President


Capitoline Investment Services Incorporated:


Thomas Dean Hogan                           Crestar Bank                                Group Executive Vice
Chairman and Director                                                                   President - Trust

Linda Flory Rigsby                          Crestar Financial Corporation               Senior Vice President
Secretary                                   and its subsidiary Crestar Bank             and Deputy General Counsel

James M. Wells, III                         Crestar Financial Corporation               President
Director                                    and its subsidiary Crestar Bank


    The list required by this Item 28. of officers and partners of Wellington Management Company, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Wellington Management Company pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15908).


    The list required by this Item 28. of officers and partners of Nicholas-Applegate Capital Management, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Nicholas-Applegate Capital Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-21442).

    PNC Institutional Management Corporation ("PIMC") performs investment advisory services for the Registrant and certain other investment companies and accounts. PNC Bank, N.A. ("PNC"), the parent company of PIMC, and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PNC provides commercial banking services.

    To the Registrant's knowledge, none of the directors or officers of PIMC, except as set forth in the filings referred to below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PIMC also hold various positions with, and engage in business for, PNC Bank Corp., which indirectly owns all the outstanding stock of PIMC, or other subsidiaries of PNC Bank Corp. Set forth in the filings referred to below are the names and principal businesses of the directors and certain executives of PIMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

    The information required by this Item 28 with respect to each director, officer and partner of PIMC is incorporated by reference to Schedules A and D of Form ADV, filed by PNC Institutional Management Corporation pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).


Item 29.  Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

    Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:


    SEI Daily Income Trust............................... July 15, 1982
    SEI Liquid Asset Trust............................... November 29, 1982
    SEI Tax Exempt Trust................................. December 3, 1982
    SEI Index Funds...................................... July 10, 1985
    SEI Institutional Managed Trust...................... January 22, 1987
    SEI International Trust.............................. August 30, 1988
    Stepstone Funds...................................... January 30, 1991
    The Advisors' Inner Circle Fund...................... November 14, 1991
    The Pillar Funds..................................... February 28, 1992
    CUFUND............................................... May 1, 1992
    STI Classic Funds.................................... May 29, 1992
    CoreFunds, Inc....................................... October 30, 1992
    First American Funds, Inc............................ November 1, 1992
    First American Investment Funds, Inc................. November 1, 1992
    The Arbor Fund....................................... January 28, 1993
    1784 Funds........................................... June 1, 1993
    The PBHG Funds, Inc.................................. July 16, 1993
    Marquis Funds(R)..................................... August 17, 1993
    Morgan Grenfell Investment Trust..................... January 3, 1994
    Inventor Funds, Inc.................................. August 1, 1994
    The Achievement Funds Trust.......................... December 27, 1994
    Insurance Investment Products Trust.................. December 30, 1994
    Bishop Street Funds.................................. January 27, 1995
    CrestFunds, Inc...................................... March 1, 1995
    Conestoga Family of Funds............................ May 1, 1995
    STI Classic Variable Trust........................... August 18, 1995
    ARK Funds............................................ November 1, 1995
    Monitor Funds........................................ January 11, 1996


    SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

    (b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, PA 19087.
                                      C-20

                           Position and Office                                          Positions and Offices
Name                       with Underwriter                                             with Registrant
----                       ----------------                                             ---------------




Alfred P. West, Jr.        Director, Chairman & Chief Executive Officer                          --
Henry H. Greer             Director, President & Chief Operating Officer                         --
Carmen V. Romeo            Director, Executive Vice President & Treasurer                        --
Gilbert L. Beebower        Executive Vice President                                              --
Richard B. Lieb            Executive Vice President                                              --
Charles A. Marsh           Executive Vice President-Capital Resources Division                   --
Leo J. Dolan, Jr.          Senior Vice President                                                 --
Carl A. Guarino            Senior Vice President                                                 --
Jerome Hickey              Senior Vice President                                                 --
David G. Lee               Senior Vice President                                        President & Chief
                                                                                        Executive Officer
William Madden             Senior Vice President                                                 --
A. Keith McDowell          Senior Vice President                                                 --
Dennis J. McGonigle        Senior Vice President                                                 --
Hartland J. McKeown        Senior Vice President                                                 --
James V. Morris            Senior Vice President                                                 --
Steven Onofrio             Senior Vice President                                                 --
Kevin P. Robins            Senior Vice President, General Counsel &                     Vice President & Assistant
                           Secretary                                                    Secretary
Robert Wagner              Senior Vice President                                                 --
Patrick K. Walsh           Senior Vice President                                                 --
Kenneth Zimmer             Senior Vice President                                                 --
Robert Crudup              Managing Director                                                     --
Vic Galef                  Managing Director                                                     --
Kim Kirk                   Managing Director                                                     --
John Krzeminski            Managing Director                                                     --
Carolyn McLaurin           Managing Director & Vice President                                    --
Barbara Moore              Managing Director                                                     --
Donald Pepin               Managing Director                                                     --
Mark Samuels               Managing Director                                                     --
Wayne M. Withrow           Managing Director                                                     --
Mick Duncan                Team Leader                                                           --
Robert S. Ludwig           Team Leader & Vice President                                          --
Vicki Malloy               Team Leader                                                           --
Robert Aller               Vice President                                                        --
Steve Bendinelli           Vice President                                                        --
W. Kelso Morrill           Vice President                                                        --
Gordon W. Carpenter        Vice President                                                        --
Robert B. Carroll          Vice President & Assistant Secretary                         Vice President &
                                                                                        Assistant Secretary
Todd Cipperman             Vice President & Assistant Secretary                         Vice President &
                                                                                        Assistant Secretary
Ed Daly                    Vice President                                                        --
Jeff Drennen               Vice President                                                        --
Lucinda Duncalfe           Vice President                                                        --
Kathy Heilig               Vice President                                                        --
Larry Hutchison            Vice President                                                        --
Michael Kantor             Vice President                                                        --


                                      C-21





Samuel King                Vice President                                                        --
Donald H. Korytowski       Vice President                                                        --
Jack May                   Vice President                                                        --
Sandra K. Orlow            Vice President & Assistant Secretary                         Vice President &
                                                                                        Assistant Secretary
Larry Pokora               Vice President                                                        --
Kim Rainey                 Vice President                                                        --
Paul Sachs                 Vice President                                                        --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --
Kathryn L. Stanton         Vice President & Assistant Secretary                         Vice President &
                                                                                        Assistant Secretary
William Zawaski            Vice President                                                        --
James Dougherty            Director of Brokerage Services                                        --



Item 30. Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

                                     CoreStates Bank, N.A.
                                     Broad and Chestnut Streets
                                     P.O. Box 7618
                                     Philadelphia, PA 19101

                                     Crestar Bank
                                     919 East Main Street
                                     Richmond, VA  23219

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's
         Administrator:

                                     SEI Financial Management Corporation
                                     680 E. Swedesford Road
                                     Wayne, PA  19087

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
         the required books and records are maintained at the principal offices of the Registrant's Advisers:





         GOLDEN OAK PORTFOLIOS                       Citizens Bank
                                                     328 Saginaw Street
                                                     Flint, MI 48502


                                      C-22





                                                     Wellington Management Company
                                                     75 State Street
                                                     Boston, MA 02109

                                                     Scudder, Stevens & Clark, Inc.
                                                     Two International Place
                                                     Boston, MA 02110


                                                     Nicholas-Applegate Capital Management
                                                     600 West Broadway
                                                     29th Floor
                                                     San Diego, CA 92101

         PIMC PORTFOLIOS                             PNC Institutional Management Corporation
                                                     400 Bellevue Parkway
                                                     Wilmington, DE 19809


         OVB PORTFOLIOS                              One Valley Bank, National Association
                                                     One Valley Square
                                                     Charleston, WV  25301

                                                     Wellington Management Company
                                                     75 State Street
                                                     Boston, MA 02109

         U. S. GOVERNMENT                            Capitoline Investment Services Incorporated
         SECURITIES MONEY                            919 East Main Street
         AND PRIME OBLIGATIONS FUNDS                 Richmond, VA  23219


Item 31. Management Services:  None.

Item 32. Undertakings:

         Registrant hereby undertakes to file a Post-Effective Amendment to this Registration Statement containing reasonably current financial information regarding the Golden Oak Growth and Income Portfolio within 4-6 months of the later of the effective date or commencement of operations.

         Registrant hereby undertakes to file a Post-Effective Amendment to this Registration Statement containing reasonably current financial information regarding the Golden Oak Michigan Tax Free Bond Portfolio within 4-6 months of the later of the effective date or commencement of operations.

         Registrant hereby undertakes that whenever Shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with Shareholders of the Trust, the Trustees will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

         Registrant undertakes to hold a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to Shareholder communications.

         Registrant undertakes to furnish each prospective person to whom a prospectus will be delivered with a copy of the Registrant's latest annual report to shareholders, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.


                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Arbor Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                       Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to Registration No. 33-50718 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the 27th day of March, 1996.


                                       THE ARBOR FUND

                                       By: /s/ David G. Lee
                                          -------------------------------------
                                          David G. Lee
ATTEST:                                   President and Chief Executive Officer

/s/ Jeffrey Cohen
------------------------------
Jeffrey A. Cohen
Controller


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.




              *                              Trustee                                                 March 27, 1996
--------------------------------
John T. Cooney

               *                             Trustee                                                 March 27, 1996
--------------------------------
William M. Doran

              *                              Trustee                                                 March 27, 1996
--------------------------------
Frank E. Morris

               *                             Trustee                                                 March 27, 1996
--------------------------------
Robert A. Nesher

               *                             Trustee                                                 March 27, 1996
--------------------------------
Robert A. Patterson

               *                             Trustee                                                 March 27, 1996
--------------------------------
Gene B. Peters

               *                             Trustee                                                 March 27, 1996
--------------------------------
James M. Storey

/s/ David G. Lee                             President & Chief Executive                             March 27, 1996
--------------------------------
David G. Lee                                 Officer

/s/ Jeffrey A. Cohen                         Controller & Chief Financial Officer                    March 27, 1996
---------------------------------
Jeffrey A. Cohen



*By:     /s/ David G. Lee
         ----------------
         David G. Lee
         Attorney-in-Fact


                                                  EXHIBIT  INDEX

       Exhibit                                                                                                Page
       -------                                                                                                ----

         (1)         Registrant's Agreement and Declaration of Trust.1
         (2)         Registrant's By-Laws.1
         (3)         Not Applicable
         (4)         Not Applicable
         (5)(a)      Administration Agreement between Registrant and SEI
                     Financial Management Corporation with Schedule dated
                     January 28, 1993 for the Golden Oak Portfolios and forms of
                     Schedule for the California Tax Exempt Portfolio and
                     Institutional Tax Free Portfolio.4
         (5)(b)      Investment Advisory Agreement between the Registrant and
                     Citizens Commercial and Savings Bank with respect to the
                     Golden Oak Diversified Growth Portfolio, the Golden Oak
                     Intermediate-Term Income Portfolio, Golden Oak Tax Free
                     Bond Portfolio and Golden Oak Prime Obligation Money Market
                     Portfolio.3
         (5)(c)      Investment Sub-Advisory Agreement by and among Registrant,
                     Citizens Commercial and Savings Bank and Wellington Management
                     Company with respect to the Golden Oak Prime Obligation Money
                     Market Portfolio.3
         (5)(f)      Form of Investment Advisory Agreement between Registrant and
                     Prudential Investment Corporation with respect to the California Tax
                     Exempt Portfolio and the Institutional Tax Free Portfolio.4
         (5)(g)      Form of Schedule, relating to the OVB Prime Obligations,
                     OVB Capital Appreciation, OVB Emerging Growth, OVB
                     Government Securities and OVB West Virginia Tax-Exempt
                     Income Portfolios (the "OVB Portfolios"), to Administration
                     Agreement by and between the Registrant and SEI Financial
                     Management Corporation dated as of January 28, 1993.5
         (5)(h)      Form of Investment Advisory Agreement between the Registrant and
                     One Valley Bank, National Association with respect to the OVB
                     Portfolios.5
         (5)(i)      Form of Investment Sub-Advisory Agreement by and among the
                     Registrant, One Valley Bank, National Association and Wellington
                     Management Company with respect to the OVB Prime Obligations
                     Portfolio.5
         (5)(j)      Form of Investment Advisory Agreement between the
                     Registrant and Capitoline Investment Services, Incorporated with respect to the U.S. Government Securities Money Fund.7
         (5)(k)      Form of Schedule, relating to U.S. Government Securities Money
                     Fund, to Administration Agreement by and between Registrant and
                     SEI Financial Management.7
         (5)(l)      Form of Schedule B to Investment Advisory Agreement between the
                     Registrant and Citizens Commercial & Savings Bank with respect to
                     Golden Oak Growth and Income Portfolio.8
         (5)(m)      Form of Investment Sub-Advisory Agreement by and between
                     Scudder, Stevens & Clark, Inc. with respect to Golden Oak Growth and Income Portfolio.8
         (5)(n)      Form of Schedule, relating to Golden Oak Growth and
                     Income Portfolio, to Administration Agreement by and
                     between Registrant and SEI Financial Management
                     Corporation.8
         (5)(o)      Administration Agreement between Registrant and SEI Financial Corporation with



         Exhibit                                                                                               Page
         -------                                                                                               ----


                     Schedule dated January 28, 1993 as amended and restated on
                     May 17, 1994 for Golden Oak Portfolios, the Prudential
                     Portfolios and the OVB Portfolios.9
         (5)(p)      Administration Agreement between Registrant and SEI Financial Management
                     Corporation with Schedule dated August 1, 1994.9
         (5)(q)      Form of Schedule to the Investment Advisory Agreement between Registrant and
                     Capitoline Investment Services Incorporated with respect to the Prime Obligations
                     Fund.10
         (5)(r)      Form of Schedule relating to the Prime Obligations Funds,
                     to Administration Agreement filed under (5)(p) by and
                     between Registrant and SEI Financial Management
                     Corporation.10
         (5)(s)      Form of Investment Advisory Agreement between the Registrant and PNC Institutional
                     Management Corporation with respect to the California Tax-Exempt Portfolio.*
         (5)(t)      Form of Investment Advisory Agreement between the
                     Registrant and PNC Institutional Management Corporation
                     with respect to the Institutional Tax Free Portfolio.*
         (5)(u)      Investment Sub-Advisory Agreement by and among the Registrant and Citizens
                     Bank and Nicholas-Applegate Capital Management with respect to the Golden Oak
                     Diversified Growth Portfolio.*
         (6)(a)      Distribution Agreement between Registrant and SEI Financial Services Company.2
         (6)(b)      Transfer Agent Agreement between Registrant and SEI Financial
                     Management Corporation.3
         (6)(c)      Transfer Agent Agreement between Registrant and Crestar Bank.9
         (6)(d)      Transfer Agent Agreement between Registrant and Supervised Service Company.9
         (7)         Not Applicable
         (8)(a)      Custodian Agreement between Registrant and CoreStates Bank N.A.2
         (8)(b)      Form of Custodian Agreement between Registrant and Crestar Bank.7
         (9)         Not Applicable
         (10)        Opinion and Consent of Counsel.3
         (11)        Consent of Independent Accountants.*
         (12)        Not Applicable
         (13)        Not Applicable
         (14)        Not Applicable
         (15)(a)     Registrant's Distribution Plan with respect to the Class B shares of the
                     Golden Oak Portfolios.2
         (15)(b)     Registrant's Distribution Plan with respect to the Class B shares of the
                     OVB Portfolios.5
         (15)(c)     Form of Registrant's Distribution Plan with respect to the
                     Class B Shares of the Golden Oak Growth and Income
                     Portfolio.8
         (15)(d)     Rule 18f-3 Multi-Class Plan.9
         (16)        Performance Quotation Computation with respect to the Golden Oak
                     Portfolios.3
         (24)        Powers of Attorney.6





         ----------
         *        filed herewith
         1        Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (No.
                  33-50718) filed with the Securities and Exchange Commission on August 11, 1992.
         2        Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's
                  Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange
                  Commission on October 14, 1992.
         3        Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's
                  Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange
                  Commission on January 13, 1993.
         4        Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's
                  Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange
                  Commission on July 29, 1993.



         5        Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's
                  Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange
                  Commission on September 23, 1993.
         6        Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's
                  Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange
                  Commission on May 31, 1994.
         7        Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's
                  Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange
                  Commission on June 2, 1994.
         8        Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's
                  Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange
                  Commission on September 30, 1994.
         9        Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's
                  Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange
                  Commission on May 31, 1995.
         10       Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's
                  Registration Statement on Form N-1A (No. 33-50718) filed with the Securities and Exchange
                  Commission on August 11, 1995.

